As filed with the Securities and Exchange Commission on November 6, 2026

Securities Act File No. 333-280376

Investment Company Act File No. 811-23975

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. 5	☒
REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 5	☒

Russell Investments New Economy Infrastructure Fund

(Exact name of Registrant as specified in Charter)

1301 Second Avenue, 18th Floor

Seattle, Washington 98101

Registrant’s Telephone Number, including Area Code: (800) 787-7354

Mary Beth Albaneze, Esq.

Associate General Counsel

Russell Investment Management, LLC

1301 Second Avenue, 18th Floor

Seattle, Washington 98101

(206) 505-4846

(Name and address of agent for service)

COPY TO:

John V. O’Hanlon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110

(617) 728-7100

Approximate date of commencement of proposed public offering:

As soon as practicable after the effective date of this Registration Statement

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box ☐

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans, check the following box ☒

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☐

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c), or as follows:

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Preliminary Prospectus

Dated November 6, 2026

Subject to Completion.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

PROSPECTUS

Russell Investments

New Economy Infrastructure Fund

Class	Ticker Symbol
Class F Shares	RNIFX
Class I Shares	RNIIX

The Russell Investments New Economy Infrastructure Fund (the “Fund”) is a non-diversified, closed-end management investment company that operates as an “interval fund.” The Fund’s investment adviser is Russell Investments Infrastructure Adviser, LLC (“RIIA” or “Advisor”) and the Fund’s sub-advisor is [Partners Group (USA) Inc. (“Partners Group (USA)”] or “Sub-Advisor”).

Investment Objective. The Fund’s investment objective is [to seek long term total return through a portfolio of global infrastructure investments.] There can be no assurances that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.

Principal Investment Strategies. The Fund’s strategy involves investing in or having exposure to a range of public and private infrastructure investments. The Fund intends to invest primarily in:

(1)

private funds that are exempt from registration under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 and each of which invests primarily in infrastructure or infrastructure-related companies or assets, including through primary investments in such funds and secondary acquisitions of interests in the funds through the purchase of an existing investor’s interest in the fund (“Underlying Private Funds”);

(2)

the Russell Investment Company Global Infrastructure Fund, a mutual fund registered under the 1940 Act that is managed by Russell Investment Management, LLC (“RIM”), an affiliate of the Advisor, and principally invests in equity securities, including common stocks, of infrastructure companies economically tied to a number of countries around the world (the “RI Global Infrastructure Fund”) and/or the Russell Investments Global Infrastructure ETF, an exchange-traded fund registered under the 1940 Act that is managed by RIM and principally invests in equity securities, including common stocks, of infrastructure companies economically tied to a number of countries around the world (the “RI Global Infrastructure ETF,” and with the RI Global Infrastructure Fund and Underlying Private Funds, the “Underlying Funds”);

(3)

co-investments in the equity and debt of individual private infrastructure companies or assets or a collection of individual private infrastructure companies or assets (“Co-Investments,” and together with the Underlying Private Funds, “Private Infrastructure Investments”); and

(4)	public equity and debt securities of infrastructure companies (“Listed Infrastructure Securities”).

The Co-Investments to be selected by the Advisor are expected to be sourced, sponsored and/or managed by unaffiliated third-party asset managers (“Co-Investment Providers”), including one primary unaffiliated Co-Investment Provider (the “Primary Co-Investment Provider”). RIIA intends to begin to utilize Co-Investment Providers within the first year of the Fund’s operations as the Fund’s portfolio, asset base and investment opportunity set develop.

Certain of the Fund’s investments in Underlying Private Funds and Co-Investments will be alongside other registered or unregistered funds and accounts managed by RIIA or one of its affiliates.

The Fund’s Underlying Funds, Private Infrastructure Investments and Listed Infrastructure Securities are collectively referred to as “Infrastructure Assets.”

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in Infrastructure Assets.

The Fund defines “infrastructure” as the systems, physical structures, networks and facilities of industries that provide essential services to society, such as energy (including renewable energy), utilities, transportation, communication (including digital communication), social infrastructure facilities and other capital assets or services required for the normal function of society or modern economic activity.

The Fund will concentrate its investments in Infrastructure Assets. However, the Fund’s Infrastructure Assets are expected to vary across industry sectors and geographies and are allocated strategically by the Advisor and Sub-Advisor.

In making an investment decision, investors must rely upon their own examination of the Fund and the terms of the offering, including the merits and risks involved, of acquiring shares of the Fund (“Shares”) as described in this prospectus (“Prospectus”). See the “Risks” section beginning on page 49 of this Prospectus. Certain of these risks are summarized in “Prospectus Summary—Summary of Risk Considerations” beginning on page 15. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to purchase the Shares.

The Shares have not been approved or disapproved by the Securities and Exchange Commission or any other U.S. federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority or exchange has passed upon the accuracy or adequacy of this Prospectus or the merits of an investment in the Shares. Any representation to the contrary is a criminal offense.

	Price to Public (1)(2)	Sales Load	Proceeds to the Fund
Per Class F Share	At current net asset value (“NAV”)	0.0%	Amount invested at NAV
Per Class I Share	At current NAV	0.0%	Amount invested at NAV

(notes on inside front cover)

Russell Investments Financial Services, LLC (the “Distributor”), an affiliate of RIIA, acts as distributor for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is 401 Union Street, 18th Floor, Seattle, Washington 98101.

The date of this Prospectus is [    ], 2026.

(notes from previous page)

1

Class F and Class I Shares are offered on a continuous basis at an offering price equal to the then-current NAV per share of the applicable class, as described in this Prospectus. Shares are only available for purchase through a select network of banks (including bank trust departments), registered investment advisers, broker-dealers and other financial service organizations (collectively, “Financial Intermediaries”), except that principals and employees of the Advisor or its affiliates (“RI Employees”), trustees of the Fund (“Trustees”) and certain institutional investors may purchase shares directly with the Fund. While neither the Fund nor the Distributor imposes a sales load on Class F or I Shares, if you buy Class F or I Shares through certain Financial Intermediaries they may directly charge you a transaction or other fees in such amount as they may determine and you may be required to pay brokerage commissions or other fees. Any such fees will be in addition to your investment in the Fund and not deducted therefrom. Investors should consult with their Financial Intermediaries about any transaction or other fees or commissions that may be imposed on each class of Shares. See “Plan of Distribution.”

2

The following groups of investors are eligible to purchase Class F Shares: (i) institutional or individual investors with an initial minimum investment of $5,000 and subsequent minimum investments of $500; (ii) RI Employees; and (iii) Trustees of the Fund. Class F Shares are available for investment by existing and new investors until one year after the Fund’s commencement of operations (“Closure of F Shares”). After the Closure of F Shares, Class F Shares will be closed to new investors, with the exception of RI Employees, Trustees of the Fund, institutional investors with a minimum of $25,000,000 in Class F Shares, and new or existing accounts of Financial Intermediaries with an aggregate minimum of $25,000,000 in Class F Shares (institutional and individual investors will continue to be subject to $5,000 initial minimums and $500 subsequent minimums). Depending on the Financial Intermediary through which Class F Shares are purchased, it is possible that investors will be required to pay transaction or similar fees charged by Financial Intermediaries on their Class F Shares after the Closure of F Shares that they were not required to pay prior to the Closure of F Shares. The minimum initial investment in Class I Shares is $5,000; subsequent investments with respect to Class I Shares may be made with at least $500. The Fund reserves the right to waive the above-specified minimums. Subject to applicable law, the Fund reserves the right to change the categories of investors eligible to purchase its Shares. Class F and Class I Shares are not subject to any asset-based distribution fees but are only available through a select network of Financial Intermediaries, except that RI Employees, Trustees of the Fund and certain institutional investors may purchase shares directly with the Fund. Class I Shares are subject to a shareholder servicing fee that will accrue at an annual rate up to 0.25% of the Class’s average daily net assets. Class F Shares are not subject to a shareholder servicing fee. See “Summary of Fund Fees and Expenses,” “Purchasing Shares” and “Plan of Distribution.”

TO ALL INVESTORS

No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus. This Prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Shares and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document).

The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption from these provisions.

•	The Fund’s Shares will not be listed on an exchange, and no secondary market is expected to develop. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified time frame.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as borrowings. The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to holders of Shares (“Shareholders”) through distributions will be distributed after payment of fees and expenses.

•	A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may have taxable gains in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

•	The Fund invests in Underlying Private Funds and other private assets which are subject to certain risks including those related to illiquidity, indirect fees, valuation, including fair valuation, limited operating histories and limited information regarding underlying investments.

•	Shareholders will bear substantial direct and indirect fees and expenses in connection with their investment. Underlying Private Funds involve a high degree of risk that can result in substantial losses. The Fund should be considered a complex investment that entails substantial risks, and a prospective investor should invest in the Fund only if the investor can sustain a substantial or complete loss of their investment.

•	Leverage may be used up to the regulatory limit to fund investments and/or to manage timing issues in connection with the acquisition of the Fund’s investments (e.g., to provide the Fund with liquidity to acquire investments in advance of the Fund’s receipt of redemption proceeds from other investments) and to fund quarterly repurchases of the Fund’s outstanding shares. See “Leverage” and “Risks—Principal Investment-Related Risks—Leverage Utilized by the Fund.”

The Fund is an interval fund (as defined below) pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares. In connection with any given quarterly repurchase offer, the Fund currently intends to offer to repurchase 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to provide liquidity to Shareholders, you should consider the Shares to have limited liquidity. The Fund expects to make its first repurchase offer in April 2027.

Notification of each quarterly repurchase offer is made available to Shareholders no less than 21 and not more than 42 calendar days before the “Repurchase Request Deadline” (i.e., the date on which the repurchase offer ends, which typically will occur on or about February 28, May 31, August 31 and November 30). The Fund expects the first Repurchase Request Deadline to occur on or about May 31, 2027. The net asset value will be calculated no later than the “Repurchase Pricing Date,” which will be no later than 14 calendar days after the Repurchase Request Deadline, or the next business day if the fourteenth day is not a business day. The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. See “Periodic Repurchase Offers.”

****

You should read this Prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Shares and retain it for future reference. A Statement of Additional Information, dated [   ], 2026 (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI by contacting your financial intermediary or the Fund at:

Russell Investments

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, OH 45246-0707

The Fund’s SAI is also available, free of charge, on the Fund’s website at https://connect.rightprospectus.com/russellinvestments?Site=IF.

You can get the same information for free from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov. In addition, you may request copies of the Fund’s Prospectus, semi-annual and annual reports or other information about the Fund or make shareholder inquiries by calling (800) 787-7354. Shareholders who hold Shares directly with the Fund may also call the Transfer Agent toll-free at 1-833-296-2676 with questions about their accounts. The Fund’s Prospectus, annual and semi-annual reports, when produced, will be available at the Fund’s website (https://connect.rightprospectus.com/russellinvestments?Site=IF) free of charge. Information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus or another date set forth in this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

[THIS PAGE INTENTIONALLY LEFT BLANK.]

PROSPECTUS SUMMARY

This is only a summary of certain information contained in this prospectus (“Prospectus”) relating to the Russell Investments New Economy Infrastructure Fund. This summary may not contain all of the information that you should consider before investing in the Fund’s common shares of beneficial interest. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information (the “SAI”).

The Fund

Russell Investments New Economy Infrastructure Fund is a non-diversified, closed-end management investment company that operates as an “interval fund” (as defined below). Throughout this Prospectus, we refer to Russell Investments New Economy Infrastructure Fund as the “Fund” or as “we,” “us” or “our.”

The Fund continuously offers two classes of common shares of beneficial interest (“Shares”) of the Fund: Class F Shares and Class I Shares. The Fund has received exemptive relief from the Securities and Exchange Commission (“SEC”) to issue multiple classes of Shares and to impose shareholder servicing fees. The Fund may offer other additional classes of Shares in the future with fees and expenses that differ from the classes of Shares described in this Prospectus.

Periodic Repurchase Offers

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to holders of Shares (“Shareholders”), has adopted a fundamental policy to make quarterly repurchase offers pursuant to Rule 23c-3 under the Investment Company Act of 1940 (the “1940 Act”), as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at net asset value (“NAV”), unless suspended or postponed in accordance with regulatory requirements. The Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at the NAV applicable to the class of Shares repurchased, which is the minimum amount permitted.

It is possible that a repurchase offer may be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

Notification of each quarterly repurchase offer is made available to Shareholders no less than 21 and not more than 42 calendar days before the “Repurchase Request Deadline” (i.e., the date on which the repurchase offer ends, which typically will occur on or about February 28, May 31, August 31 and November 30). The Fund expects the first Repurchase Request Deadline to occur on or about May 31, 2027. The NAV will be calculated no later than the “Repurchase Pricing Date,” which will be no later than 14 calendar days after the Repurchase Request Deadline, or the next business day if the fourteenth day is not a business day. The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. See “Periodic Repurchase Offers” for additional information.

Unlisted Interval Fund

The Shares are not listed on any securities exchange. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. You should not purchase the Shares if you intend to sell them soon after purchase. An investment in the Shares is not suitable for investors who need access to the money they invest.

Advisor and Sub-Advisor

The Fund’s investment adviser is Russell Investments Infrastructure Adviser, LLC (“Advisor” or “RIIA”). RIIA is registered as an investment adviser with the SEC under the Investment Advisers Act, as amended (“Advisers Act”). Pursuant to an advisory agreement between the Advisor and the Fund (the “Advisory Agreement”), which has been approved by the Fund’s board of trustees (the “Board” or “Board of Trustees”), RIIA provides or oversees all investment advisory and portfolio management services for the Fund and is responsible for monitoring the Fund’s overall investment program.

[The Fund’s sub-advisor is Partners Group (USA) Inc. (“Partners Group (USA)” or “Sub-Advisor”). Partners Group (USA) is registered as an investment adviser with the SEC under the Advisers Act. Pursuant to a discretionary sub-advisory contract between the Advisor, as a fiduciary for the Fund, and Partners Group (USA) (the “Sub-Advisory Agreement”), which has been approved by the Board, the Sub-Advisor has a discretionary asset management assignment pursuant to which the Advisor intends to allocate to the Sub-Advisor a portion of Fund assets to manage directly, subject to oversight by the Advisor.] The Advisor oversees and evaluates the performance results of the Sub-Advisor. RIIA provides the Sub-Advisor with specific investment guidelines based on the Fund’s investment program. However, the Advisor does not evaluate the investment merits of any decision by the Sub-Advisor to purchase, hold, or sell a security or other instrument for the Fund.

Co-Investment Providers

Certain of the Fund’s investments to be selected by the Advisor are expected to be Co-Investments (as defined below), which are expected to be sourced, sponsored and/or managed by unaffiliated third-party asset managers (“Co-Investment Providers”), including one primary unaffiliated Co-Investment Provider (the “Primary Co-Investment Provider”). RIIA intends to begin to utilize Co-Investment Providers within the first year of the Fund’s operations as the Fund’s portfolio, asset base and investment opportunity set develop. The Fund intends to allocate as much as 30% of its assets to Co-Investments sourced by the Primary Co-Investment Provider.

The Advisor may at any time determine not to allocate Fund assets to investments sourced, sponsored and/or managed by the Primary Co-Investment Provider and, instead, may determine to allocate Fund assets to Co-Investments sourced, sponsored and/or managed by other Co-Investment Providers. No Co-Investment Provider will be a sponsor, promoter, adviser or affiliate of the Fund. There will be no agreement or understanding between any Co-Investment Provider and the Advisor regarding the management of the investment program of the Fund, and no Co-Investment Provider will have a role in the Advisor’s investment process, including assessing, diligencing or approving the Fund’s participation in any specific Co-Investment. Past performance of Fund investments sourced, sponsored and/or managed by a Co-Investment Provider is not indicative of future results. Clients of the Co-Investment Providers will also invest in the Co-Investments. The Primary Co-Investment Provider may have an economic, non-voting interest in the Advisor. The Fund may invest directly in Underlying Private Funds sponsored and managed by Co-Investment Providers, including the Primary Co-Investment Provider.

Investment Objective

The Fund’s investment objective is [to seek long term total return through a portfolio of global infrastructure investments.]

There can be no assurances that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s investment objective may be changed by the Board without prior Shareholder approval.

Investment Policies

The Fund has a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes in Infrastructure Assets (as defined below). This 80% policy may be changed without shareholder approval if the Fund conducts a tender or repurchase offer to allow shareholders to have their shares repurchased by the Fund in advance of changing the 80% policy, the Fund provides shareholders at least 60 days’ prior written notice of any change to the 80% policy in advance of such tender or repurchase offer in the manner prescribed by the SEC, and the tender or repurchase offer, as applicable, is not oversubscribed. For purposes of this 80% policy, “Infrastructure Assets” include:

(1) private funds that are exempt from registration under the 1940 Act and the Securities Act of 1933 and each of which invests primarily in infrastructure companies or infrastructure assets (“Underlying Private Funds”), including through primary investments (“Primary Investments”) in the Underlying Private Funds and secondary acquisitions of interests in the Underlying Private Funds through the purchase of an existing investor’s interest in the Underlying Private Fund (“Secondary Investments”);

(2) the Russell Investment Company Global Infrastructure Fund, a mutual fund registered under the 1940 Act that is managed by Russell Investment Management, LLC (“RIM”), an affiliate of the Advisor, and principally invests in equity securities, including common stocks, of infrastructure companies economically tied to a number of countries around the world (the “RI Global Infrastructure Fund”) and/or the Russell Investments Global Infrastructure ETF, an exchange-traded fund registered under the 1940 Act that is managed by RIM and principally invests in equity securities, including common stocks, of infrastructure companies economically tied to a number of countries around the world (the “RI Global Infrastructure ETF,” and with the RI Global Infrastructure Fund and Underlying Private Funds, the “Underlying Funds”);

(3) co-investments in the equity and debt of individual private infrastructure companies or assets or a collection of individual private infrastructure companies or assets (“Co-Investments,” and together with the Underlying Private Funds, “Private Infrastructure Investments”); and

(4) public equity and debt securities of infrastructure companies (“Listed Infrastructure Securities”).

The Fund defines “infrastructure” as the systems, physical structures, networks and facilities of industries that provide essential services to society, such as energy (including renewable energy), utilities, transportation, communication (including digital communication), social infrastructure facilities and other capital assets or services required for the normal function of society or modern economic activity.

The Fund’s investment in Infrastructure Assets will consist of a range of public and private infrastructure investments that are expected to vary across industry sectors and geographies allocated strategically by the Advisor or the Sub-Advisor.

Unless otherwise stated in this Prospectus or in the SAI, the Fund’s investment policies are non-fundamental policies and may be changed without Shareholder approval.

Principal Investment Strategies

The Fund intends to invest primarily in the Underlying Funds, Co-Investments and Listed Infrastructure Securities.

The Fund will concentrate its investments in Infrastructure Assets. However, the Fund’s Infrastructure Assets are expected to vary across industry sectors and geographies and are allocated strategically by the Advisor and Sub-Advisor.

The Fund may invest, without limit, in instruments that are illiquid. The Fund may also invest, without limit, in securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. The Fund anticipates it will be unable to use its investments in illiquid and unregistered securities and instruments as a source of liquidity for the Fund’s repurchase program.

The Fund may invest globally without restriction. The Fund may invest in any category of Underlying Private Funds, including leveraged and unleveraged funds, in each case as may be established in Organization for Economic Co-operation and Development (“OECD”), a group of nations which are believed to have generally harmonized and stable policies in areas relevant to infrastructure, or non-OECD jurisdictions. The

Fund’s investments may include companies that are economically tied to either OECD or non-OECD jurisdictions.

The Fund is a non-diversified fund within the meaning of the 1940 Act and the Advisor does not, and does not expect to, maintain any fixed guidelines for diversifying the Fund’s assets amongst Underlying Private Funds, private infrastructure companies, issuers, industries, countries or strategies. However, the Fund intends to invest in, and to maintain a portfolio of, a diverse and broad range of Infrastructure Assets with numerous individual investment exposures. Among other dimensions of investment diversification, the portfolio is intended to be diversified by (1) sector, such as the digital communications, energy, renewable energy, social infrastructure, transportation and utilities sectors, (2) region, such as U.S., developed and emerging markets, and (3) issuer risk profile, across different operational statuses (such as, for example, assets which are already operational and generating revenue, those which are under construction and those which are in pre-construction development) and business plans (such as, for example, whether the company will seek to grow, will be managed to fulfill a specific contract or will be managed within a regulatory framework).

The Sub-Advisor will invest Fund assets allocated to it primarily in Secondary Investments and also in Primary Investments in Underlying Private Funds.

The Advisor and Sub-Advisor, in their sole and absolute discretion (and with respect to the Sub-Advisor, consistent with the specific investment guidelines RIIA provides to the Sub-Advisor), reserve the right to invest the Fund’s assets in the manner they deem most appropriate to achieve the Fund’s investment objective in light of existing market and economic conditions. See “Investment Objectives, Policies and Strategies” for additional information.

Leverage

The Fund will use leverage to seek to achieve its investment objective. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage. The Fund may use leverage to fund investments and to manage timing issues in connection with the acquisition of the Fund’s investments (e.g., to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of redemption proceeds from other investments) and to fund quarterly repurchases of the Fund’s outstanding shares. The Fund may leverage its portfolio through secured borrowing arrangements, including facilities secured by the Fund’s private investments, cash and/or publicly traded securities. The Fund is permitted to borrow money in an amount up to 33 1/3% of its total assets (the “Asset Coverage Requirement”). The Fund expects to enter into a secured borrowing arrangement within its first twelve months of operations.

The Private Infrastructure Investments and other securities, instruments or companies in which the Fund invests directly or indirectly (collectively, the “Underlying Investments”) may also utilize leverage in their investment activities but are generally not subject to the Asset Coverage Requirement. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged Underlying Investments and, as a result, the volatility of the value of Shares may be substantial, especially during times of a “credit crunch” (meaning periods in which there is a substantial decline in lending activity by financial institutions and in the availability of loans and other forms of credit) and/or general market turmoil, such as that experienced during late 2008 or the global pandemic. In general, the use of leverage by the Fund’s Underlying Investments may increase the volatility of their values and of the value of the Shares.

The use of leverage can create additional risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of Shares. If there is a net decrease or increase in the value of the

Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per Share of an applicable class to a greater extent than if the Fund did not utilize leverage. When the Fund is using leverage, its NAV and rate of distribution will be more volatile. The Fund’s leveraging strategy may not be successful. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Underlying Investments at inopportune times, which may further depress the returns of the Fund.

Certain types of leverage by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Advisor does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with its investment objective and policies if the Fund were to utilize leverage. Additional risks associated with the Fund’s use of leverage are discussed in “Risks—Principal Investment-Related Risks—Leverage Utilized by the Fund.”

Management Fee

Pursuant to the terms of the Advisory Agreement, the Fund has agreed to pay the Advisor a monthly management fee at an annual rate equal to [1.50%] of the Fund’s average daily net assets (the “Management Fee”).

Until July 31, 2028, and pursuant to a written agreement between the Fund and the Advisor (the “Expense Agreement”), the Advisor has contractually agreed to waive up to the full amount of its Management Fee and then to reimburse the Fund for certain other direct Fund-level expenses (“Covered Direct Fund-Level Expenses”) to the extent that those Covered Direct Fund-Level Expenses exceed 2.00% of the average daily net assets of the Fund on an annual basis (the “Expense Limit”). This waiver and reimbursement may not be terminated during the relevant period except with Board approval. The Expense Limit will be applied after the Offsetting Waiver (discussed below). Covered Direct Fund-Level Expenses do not include: (i) interest on borrowed funds or any and all fees related to secured borrowing arrangements (including but not limited to commitment fees and legal fees incurred with respect to the Fund entering into or renewing a secured borrowing arrangement); (ii) any distribution and/or shareholder services fees; (iii) acquired fund fees and expenses (including any and all fees and expenses of special purpose vehicles in which the Fund invests); (iv) all investment-related fees and expenses related to investments or potential investments the Advisor or Sub-Advisor enters into or considers on behalf of the Fund (including but not limited to fees and expenses related to the origination, sourcing, acquisition, servicing, identification, due diligence or disposition of such investments, and legal fees associated with such investments); (v) all fees and expenses incurred by and allocated to the Fund by the Sub-Advisor (including but not limited to any and all investment-related fees and expenses) in accordance with the terms of its Sub-Advisory Agreement; (vi) dividend and interest expenses related to short sales; (vii) taxes; (viii) any and all contingency fees paid to vendors out of amounts received by the Fund (for example, contingency fees paid to vendors for foreign tax reclaims and contingency fees paid to vendors for certain securities litigation recoveries); and (ix) infrequent and/or unusual expenses (including litigation expenses).

Subject to the terms of the Expense Agreement, the Covered Direct Fund-Level Expenses borne by the Advisor pursuant to the Expense Agreement, including organizational and offering costs of the Fund borne by the Advisor prior to the date of the Expense Agreement, are subject to recoupment by the Advisor up to three years from the date of such waiver or reimbursement. The Fund will carry forward any waivers and/or reimbursements of fees and expenses in excess of the Expense Limit for a period not to exceed three years from the date on which such fees and expenses were waived or reimbursed by the Advisor and reimburse the Advisor such amount as promptly as possible, on a monthly basis, even if such reimbursement occurs after the termination of the Expense Agreement, provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the Advisor’s waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of the Advisor’s recoupment after giving effect to the Fund’s reimbursement.

The Advisor intends to invest a portion of Fund assets in the RI Global Infrastructure Fund and/or the RI Global Infrastructure ETF, with the percentage of Fund assets invested in the RI Global Infrastructure Fund and/or the RI Global Infrastructure ETF starting at close to 100% and decreasing over time as the Fund ramps up its investments in private assets, and such allocation to the RI Global Infrastructure Fund and/or the RI Global Infrastructure ETF reaches the strategic target allocation of 10-30%. To address any potential duplication of services, the Advisor will waive a portion of its Management Fee for the Fund equal to the RI Global Infrastructure Fund’s and/or the RI Global Infrastructure ETF’s net advisory fee paid indirectly by the Fund (the “Offsetting Waiver”). The Advisor will implement the Offsetting Waiver first and then apply the Expense Agreement. In the first year of operations, the Advisor expects to waive more of its Management Fee than the amount of the Offsetting Waiver in the application of the Expense Agreement to meet the Expense Limit.

[Under the Sub-Advisory Agreement, the Advisor pays the Sub-Advisor a sub-advisory fee, out of the Management Fee. The sub-advisory fee is payable quarterly in arrears and based on the average value of the assets that are managed by the Sub-Advisor at an annualized rate of 1.55% (the “Sub-Advisory Fee”).]

Administrator

The Fund’s administrator is Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to a Master Services Agreement between the Fund and Ultimus, which is approved by the Board, the Fund has agreed to pay Ultimus a monthly administration fee (the “Administration Fee”), plus reimbursable expenses. The Administration Fee is based on the average managed assets (i.e., the average net assets of the Fund plus any amount of leverage being used by the Fund) for the prior month and subject to annual minimums. See “Administration and Accounting Services” for additional information.

Distributor	The Fund’s distributor is Russell Investments Financial Services, LLC (the “Distributor”), an affiliate of the Advisor. The Fund does not pay any fees to the Distributor.
Custodian and Transfer Agent	The Fund’s custodian is State Street Bank and Trust Company. The Fund’s transfer agent is Ultimus (“Transfer Agent”). See “Custodian and Transfer Agent” for additional information.
Fees and Expenses of Underlying Funds and Special Purpose Vehicles

Shareholders indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Underlying Funds. Shareholders may also indirectly bear a portion of the expenses of special purpose vehicles through which the Fund may hold certain of its investments.

See “Summary of Fund Fees and Expenses” for additional information.

Purchasing Shares

Shares are only available for purchase through a select network of banks (including bank trust departments), registered investment advisers, broker-dealers and other financial service organizations (collectively, “Financial Intermediaries”), except that principals and employees of the Advisor or its affiliates (“RI Employees”), Trustees of the Fund and certain institutional investors may purchase shares directly with the Fund. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you. Certain Classes of Shares may only be purchased by specified categories of investors and are only offered by certain Financial Intermediaries. See “Plan of Distribution.”

The following groups of investors are eligible to purchase Class F Shares: (i) institutional or individual investors with an initial minimum investment of $5,000 and subsequent minimum investments of $500; (ii) RI Employees; and (iii) Trustees of the Fund.

Class F Shares are available for investment by existing and new investors until one year after the Fund’s commencement of operations (“Closure of F Shares”). After the Closure of F Shares, Class F Shares will be closed to new investors, with the exception of RI Employees, Trustees of the Fund, institutional investors with a minimum of $25,000,000 in Class F Shares, and new or existing accounts of Financial Intermediaries with an aggregate minimum of $25,000,000 in Class F Shares (institutional and individual investors will continue to be subject to $5,000 initial minimums and $500 subsequent minimums). Depending on the Financial Intermediary through which Class F Shares are purchased, it is possible that investors will be required to pay transaction or similar fees charged by Financial Intermediaries on their Class F Shares after the Closure of F Shares that they were not required to pay prior to the Closure of F Shares.

The minimum initial investment in Class I Shares is $5,000; subsequent investments with respect to Class I Shares may be made with at least $500.

Class F and Class I Shares are not subject to any asset-based distribution fees but are only available through a select network of Financial Intermediaries, except that RI Employees, Trustees of the Fund and certain institutional investors may purchase shares directly with the Fund. Class I Shares are subject to a shareholder servicing fee that will accrue at an annual rate up to 0.25% of the Class’s average daily net assets. Class F Shares are not subject to a shareholder servicing fee.

The Fund reserves the right to waive the above-specified minimums. Subject to applicable law, the Fund reserves the right to change the categories of investors eligible to purchase its Shares.

See “Purchasing Shares” for additional information.

Distributions

The Fund will ordinarily declare and pay distributions from its net investment income, if any, on an annual basis. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”) in all events in a manner consistent with the provisions of the 1940 Act.

The Fund intends to declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by the Fund in the prior fiscal year. An additional distribution may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund. After the end of each calendar year, Shareholders will be provided a Form 1099, containing information regarding the amount and character of distributions received from the Fund during the calendar year.

The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital to the extent of the Shareholder’s tax basis and thereafter be treated as a capital gain assuming the Shares are held as capital assets. A return of capital distribution will reduce the Shareholder’s basis in such Shareholder’s Shares and increase the gain or decrease the loss upon future disposition of such Shares. If distributions in any tax year are less than the Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains, such excess is not treated as a non-taxable return of capital but rather may be taxable to Shareholders at ordinary income rates even though it may economically represent a return of capital.

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio and the Fund’s use of hedging. To permit the Fund to maintain more stable distributions, the Fund may from time to time distribute more or less than the entire amount of income earned in a particular period. Any undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular annual period may be more or less than the amount of income actually earned by the Fund during that period.

Undistributed income will add to the Fund’s NAV and, correspondingly, distributions from undistributed income will deduct from the Fund’s NAV.

Under normal market conditions, the Advisor will seek to manage the Fund in a manner such that the Fund’s distributions are reflective of the Fund’s current and projected earnings levels. The distribution level of the Fund is subject to change based upon a number of factors, including the current and projected level of the Fund’s earnings, and may fluctuate over time.

If a Shareholder’s Shares are accepted for repurchase in a quarterly repurchase offer, upon payment for such repurchased Shares, such repurchased Shares will no longer be considered outstanding and therefore will no longer be entitled to receive distributions from the Fund.

The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. An additional distribution of net investment income may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund. The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its annual distribution declarations at any time and may do so without prior notice to Shareholders.

Shareholders will automatically have all dividends and distributions (net of any applicable withholding tax) reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

Dividend Reinvestment Plan

Pursuant to the Fund’s dividend reinvestment plan (the “Reinvestment Plan”), registered shareholders will have all dividends, including any capital gain dividends, and distributions (net of any applicable withholding taxes) reinvested automatically in additional Shares of the same class of the Fund, including in full or fractional Shares, by the Transfer Agent, unless the shareholder elects to receive cash. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends and distributions in cash paid directly to the shareholder of record (or, if the Shares are held through banks, brokers or other nominee name, then to such banks, brokers or other nominee) by the Transfer Agent, as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends and distributions in cash by contacting your Financial Intermediary who holds your Fund common shares or if your Fund common shares are held directly by the Fund, by contacting the Transfer Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Transfer Agent prior to the dividend record date. Additionally, the Transfer Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or distribution.

In the case of record Shareholders such as banks, brokers or other nominees that hold Fund shares for others who are the beneficial owners, the Transfer Agent will administer the Reinvestment Plan on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount registered in such Shareholder’s name and held for the account of beneficial owners who are to participate in the Reinvestment Plan. Shareholders whose Shares are held in the name of a bank, broker or other nominee should contact their Financial Intermediary for details. Such Shareholders may not be able to transfer their shares to another bank, broker or other nominee and continue to participate in the Reinvestment Plan.

The number of newly issued Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the NAV per Share on the reinvestment date; there is no sales or other charge for reinvestment.

The Transfer Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to newly issued Shares in the Reinvestment Plan. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan should be directed in writing to:

Regular Mail:

Russell Investments

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, OH 45246-0707

Overnight Mail:

Russell Investments

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Shareholders may also call the Transfer Agent toll-free at 1-833-296-2676 with questions about the Reinvestment Plan.

The Transfer Agent provides Shareholders whose Shares are held directly with the Fund and registered in his or her own name, periodic Shareholder account statements reflecting transactions that occurred during the period, including dividend and distribution reinvestment transactions for Reinvestment Plan participants. Any proxy you receive will include all Shares you have received under the Reinvestment Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions and reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends or distributions. See “Tax Matters.”

The Fund and the Transfer Agent reserve the right to amend or terminate the Reinvestment Plan.

Summary of Risk Considerations

The following is a summary of certain principal risks of an investment in the Fund. See “Risks” for a more complete discussion of the risks of investing in the Fund, including certain risks not summarized below.

No Operating History. The Fund is a newly formed non-diversified, closed-end management investment company with no performance history that Shareholders can use to evaluate the Fund’s investment performance. The initial operating expenses for a newly formed fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. In addition, the Underlying Funds may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance. As a new fund, there is no assurance that the Fund will grow or maintain an economically viable size, which may result in increased Fund expenses or a determination to liquidate the Fund.

Closed-end Interval Fund. The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop in the foreseeable future. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from registered open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Periodic Repurchase Offers. The Fund’s requirement to make quarterly repurchase offers presents certain risks. The repurchase offers will require that the Fund maintain certain levels of liquidity in order to repurchase tendered Shares, which may limit the ability of the Fund to achieve its investment objective. The Fund’s repurchases of Shares in the absence of sufficient new sales of the Fund may result in diminution of the size of the Fund, which may decrease the Fund’s investment opportunities and alter the composition of the Fund portfolio. Share repurchase offers and borrowings to finance the repurchases may increase the Fund’s expense ratios and increase portfolio turnover. To the extent the Fund has invested in foreign markets, currency fluctuations between the date of the repurchase pricing date and the tender of the Shares may result in a decrease of share value. The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings (including up to the maximum amount permitted under the 1940 Act), or the liquidation of portfolio securities. The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. A failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. If the asset coverage declines to less than 300% (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement. If the Fund sells its more liquid, higher quality portfolio securities to purchase Shares that are tendered, remaining shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets. To the extent the Fund liquidates its portfolio securities to fund its Share repurchases, such liquidation may detrimentally impact the ability of the Fund to qualify as a regulated investment company under the Code and may impact the market for the securities being sold which may, in turn, diminish the value of an investment in the Fund.

Liquidation Risk. The Board may determine at any time and in its discretion that it is in the best interests of the Fund and its Shareholders to liquidate and dissolve the Fund. Pursuant to the Fund’s Declaration of Trust, the dissolution of the Fund requires the affirmative vote of at least 80% of the Fund’s Trustees. A Shareholder vote is not required to liquidate or dissolve the Fund.

Liquidation Scenarios. If the Board were to vote to dissolve and liquidate the Fund and the Fund’s investment portfolio is substantially illiquid, the Advisor and Sub-Advisor would not likely be able to liquidate the Fund’s remaining assets in a short period of time. Rather, the Fund’s assets would likely be liquidated over an extended period of time, which could amount to several years or longer and, during such a liquidation period, Shareholders remaining in the Fund would be subject to, among other risks, (i) the risk that these remaining assets may fluctuate in value prior to their ultimate disposition, (ii) the risk that the Fund may not realize what the Advisor or Sub-Advisor believes to be the optimal value for such assets upon their disposition, (iii) the risk that the Fund may be forced to dispose of assets at a loss or may not be able to realize any significant profit from the investment position, and (iv) the risk that the Fund may lose the entire value of an investment upon its disposition. Additionally, the Fund may choose to hold its remaining assets in a liquidating trust or other similar vehicle, which would be organized for the primary purpose of liquidating and distributing the assets transferred to it and would not be a registered investment company, and the value of such assets would further be reduced by any expenses incurred by such liquidating trust. Moreover, it is likely that any assets remaining in the Fund or a liquidating trust (or similar vehicle) after an initial round of liquidation will be illiquid. In such a liquidation scenario, Shares will be entirely illiquid, and Shareholders should expect to have to bear the risks of having invested in the Fund for an indefinite period of time, should not expect to receive cash liquidating distributions within any set period of time or on a regular basis, and should not expect to realize the full NAV per Share of the applicable class of the Fund on the date the Board determines to dissolve the Fund.

Special Tax-Related Risks. Special tax-related risks are associated with an investment in the Fund. The Fund intends to satisfy the requirements each taxable year necessary to qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from the fund managers of the Underlying Private Funds that the Advisor selects directly (“Fund Managers”) and the Sub-Advisor. However, certain of the Underlying Funds are not obligated to disclose the contents of their portfolios and private companies may not be required to disclose their financial information. This lack of transparency may make it difficult for the Advisor to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of underlying investments in which the Fund can invest, which could negatively affect the Fund’s investment performance and ability to meet its investment objective. Furthermore, although the Fund expects to receive information from each Fund Manager and the Sub-Advisor regarding the investment performance of the Underlying Private Funds on a regular basis, in most cases there is little or no means of independently verifying this information and Fund Managers or the Sub-Advisor may not provide this information on a timely basis. If before the end of any quarter of its taxable year, the Fund believes that it may fail any of the asset diversification requirements, the Fund may seek to take certain actions to avert such a failure.

However, certain actions typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the diversification discrepancy) may be difficult for the Fund to pursue because the Fund may be unable to liquidate its interest in an Infrastructure Asset promptly. While the Code ordinarily affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to liquidate a specific asset may limit utilization of this cure period. If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at the regular corporate rates without any deduction for distributions to Shareholders, and the Fund generally would not be required to make any distributions. In addition, all distributions (including distributions of net capital gain) to Shareholders would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund’s NAV may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. In addition, while the Fund is a “non-diversified” fund for purposes of the 1940 Act, the Fund intends to maintain its qualification to be treated as a RIC under the Code. To qualify as a RIC under the Code, the Fund must, among other things, diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.”

Co-Investment Providers. The Co-Investment Providers’ personnel have no role in the Advisor’s investment process. However, the Primary Co-Investment Provider may have an economic, non-voting interest in the Advisor. Any Primary Co-Investment Provider’s economic, non-voting interest in the Advisor may create an incentive for the Advisor to favor the interests of the Primary Co-Investment Provider over the interests of the Fund in the assessment and selection of certain Underlying Investments, the negotiation of terms, and the exercise of the Fund’s rights in the Underlying Investments sourced by, or sponsored or managed by, the Primary Co-Investment Provider in order to benefit the Primary Co-Investment Provider economically. However, the Primary Co-Investment Provider will have non-voting interests in the Advisor, has no discretion to select investments on behalf of the Fund and will be unable to control or direct the operations of the Advisor, thereby mitigating the potential conflicts of interest. Affiliates of the Advisor may advise and/or administer other funds or accounts that may allocate to private investments, including Underlying Investments, that are sourced by, or sponsored or managed by, Co-Investment Providers or have other relationships with the Co-Investment Providers, which may also give rise to a conflict of interest. The Fund may also invest in Underlying Private Funds that are managed by the Primary Co-Investment Provider, which also may give rise to a conflict of interest. In addition, conflicts of interest may arise as a consequence of investment management and other financial advisory services in which a Co-Investment Provider and its affiliates are engaged. Because the Co-Investment Providers earn compensation from the investments they manage that are acquired by the Fund, the Co-Investment Providers may face conflicts of interest in making investments available to the Fund for its investment.

The Co-Investment Providers provide investment advisory services to a range of clients. Accordingly, although the Co-Investment Providers owe no fiduciary duty to the Advisor or the Fund, the Co-Investment Providers may have financial interests that diverge from those of the Fund, and conflicts of interest may arise with respect to the Co-Investment Providers’ allocation of investment opportunities. Additionally, the Primary Co-Investment Provider will generally and other Co-Investment Providers likely will first allocate investment opportunities to its clients (which for the avoidance of doubt excludes the Fund) before making investment opportunities, if any, available to the Fund for its investment. This creates conflicts of interest whereby clients of the Co-Investment Providers are allocated investment opportunities that are not made available to the Fund. The Co-Investment Providers are engaged in a broad spectrum of activities including sponsoring and managing private investment vehicles and other activities. Those activities may present conflicts if other investment vehicles either compete for the same investment opportunity or pursue investment mandates counter to each other.

General Economic and Market Conditions. The value of the Fund’s total net assets will fluctuate. To the extent that the Fund’s or an Underlying Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. The use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used. An investment in the Fund involves a high degree of risk, including the risk that the Shareholder’s entire investment may be lost. The Fund’s investment performance depends largely upon the Advisor’s and Sub-Advisor’s selection of Infrastructure Assets, including the Underlying Funds, the allocation of offering proceeds thereto and the performance of the Infrastructure Assets. The Fund’s investment activities involve the risks associated with private market investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of the companies in which the Fund invests directly or indirectly, changes in the availability or terms of financing, changes in interest rates, changes in commodity prices, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, the imposition of tariffs, public health emergencies, actual or threatened wars or military conflict, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund. Unexpected volatility or lack of liquidity, such as the general market conditions that had prevailed in 2008, could impair the Fund’s profitability or result in its suffering losses.

Illiquid and Restricted Securities. The Fund expects to invest in illiquid securities and securities that are not registered under the Securities Act of 1933 (“restricted securities”). There is no regular market for the Fund’s Underlying Investments (and an Underlying Fund’s assets) that are private investments, which typically must be sold in privately negotiated transactions. In many cases, the Fund’s and Underlying Funds’ private investments may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale, and certain private investments may limit or suspend their redemptions. As a result of the absence of a public trading market, the Fund’s and Underlying Funds’ private investments may be illiquid or less liquid and more difficult to value than publicly traded securities. To the extent that the Fund’s or an Underlying Fund’s private investments may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or Underlying Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any unregistered securities held by the Fund or Underlying Funds are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund or Underlying Funds may be required to bear the expenses of registration. The Fund may also receive an in-kind distribution of securities from an Underlying Fund that are illiquid or difficult to value and difficult to dispose of. The illiquid nature of the Fund’s investments may adversely impact the Fund’s investment performance and liquidity, and the Fund may incur substantial fees and expenses in the disposition of such illiquid investments. Certain of the Fund’s or Underlying Funds’ investments in unregistered securities may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund or Underlying Funds may obtain access to material nonpublic information, which may restrict the Fund’s or Underlying Funds’ ability to conduct portfolio transactions in such securities. In some cases, the Fund or Underlying Fund may pay fees such as placement fees to an intermediary in connection with acquiring privately placed securities. Certain of the Fund’s and the Underlying Funds’ investments may be new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Also, because there may not be an established market price for these securities, the Fund or Underlying Funds may have to estimate their value, which means that their valuation (and thus the valuation of the Fund) may have a subjective element. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the Fund or Underlying Funds decide to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund or Underlying Funds might obtain less favorable pricing terms than when it decided to sell the security. The risks associated with illiquidity will be particularly acute where the Fund’s or Underlying Funds’ operations require cash (such as in connection with repurchase offers or capital calls), and when the Fund or Underlying Funds pay dividends or distributions, and could result in the Fund or Underlying Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. The Fund anticipates it will be unable to use its investments in illiquid and unregistered securities and instruments as a source of liquidity for the Fund’s repurchase program.

Lack of Transparency. The Advisor, Sub-Advisor and/or their respective affiliates, as applicable, generally will not control the investments or operations of the Underlying Investments. The manager or general partner of an Underlying Fund may employ investment strategies that differ from its past practices and are not fully disclosed to the Advisor and/or Sub-Advisor, as applicable, and that involve risks that are not anticipated by the Advisor and/or Sub-Advisor, as applicable. Some managers of the Underlying Private Funds may have limited operating history, and some have limited experience in executing one or more investment strategies to be employed for an investment. Furthermore, there is no guarantee that the information and reports provided for Underlying Investments will not be fraudulent, inaccurate or incomplete.

Litigation Risks. The Fund will be subject to a variety of litigation risks, particularly if one or more of the Underlying Investments in which it invests faces financial or other difficulties. Legal disputes, involving any or all of the Fund, the Advisor, the Sub-Advisor or their affiliates, may arise from the Fund’s, the Advisor’s, the Sub-Advisor’s or their affiliates’ (as applicable) activities (including as a result of any mergers or acquisitions) and Underlying Investments and could cause reputational damage to, or have a material adverse effect on, the Advisor, the Sub-Advisor, the Fund or their affiliates, as applicable.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions. In addition, the Advisor and Sub-Advisor expect to select Underlying Funds without considering or canvassing the universe of available investment vehicles managed by other managers. Similarly, identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by a Fund Manager or the Sub-Advisor, it may not be permitted to take advantage of the opportunity to the fullest extent desired. Other investment vehicles sponsored, managed or advised by the Advisor, Sub-Advisor or their affiliates may seek investment opportunities similar to those the Fund may be seeking. The Advisor and Sub-Advisor will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles. See “Conflicts of Interest—The Advisor” and “Conflicts of Interest—The Sub-Advisor” in the SAI. The Advisor and/or Sub-Advisor, as applicable, may depend on their broader organizations’ relationships with private equity sponsors, investment banks and commercial banks, and the Fund in turn may rely to a significant extent upon these relationships to provide it with potential investment opportunities. If the Advisor, the Sub-Advisor or their broader organizations, as applicable, fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Fund may not be able to grow its investment portfolio.

In addition, the Fund will compete for investments with other investment funds and companies. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may strengthen. Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund. These characteristics could allow competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do. As a result, the Fund may lose investment opportunities if it does not match its competitors’ pricing, terms and structure. If the Fund is forced to match its competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. Furthermore, many of the Fund’s competitors are not subject to the source-of-income, asset diversification and distribution requirements the Fund must maintain for the Fund’s qualification as a RIC.

Affiliated Fund and ETF Risk. To the extent the Fund holds a large portion of the outstanding shares of the RI Global Infrastructure ETF and/or represents a large percentage of the trading volume of the RI Global Infrastructure ETF, this could prevent the Fund from selling shares of the RI Global Infrastructure ETF at such times or price or in such amounts as it may otherwise desire. In addition, RIIA may have an incentive to consider the effect on the RI Global Infrastructure Fund and/or RI Global Infrastructure ETF in determining whether, and under what circumstances, the Fund purchases and sells shares of such funds. Although RIIA takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.

Index-Based Investing Risks. The Fund may use index-based strategies, including optimized index sampling, for certain purposes, including to seek to gain desired Fund exposures. Optimized index sampling strategies do not attempt to purchase every security in the reference index, but instead purchase a sampling of securities using optimization, factor filtering (e.g., by sector, duration and liquidity) and risk models. This process involves the analysis of tradeoffs between various factors as well as turnover and transaction costs in order to estimate optimal portfolio holdings based upon a filtered subset of the reference index in order to achieve desired Fund exposures. Optimized index sampling strategies do not seek to fully replicate the reference index and a Fund may not hold all the securities and may hold securities not included in the reference index. A Fund may hold constituent securities of the reference index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause a Fund’s return to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, the portion of a Fund’s portfolio utilizing an index-based strategy is subject to “tracking error” risk, which is the risk that the performance of the portion of a Fund’s portfolio utilizing an index-based strategy will differ from the performance of the reference index it seeks to track due to differences in security holdings, operating expenses, transaction costs, cash flows, operational inefficiencies and tax considerations.

Infrastructure Investments Generally. Investments will be subject to the risks incidental to the indirect ownership and operation of infrastructure assets, including risks associated with the general economic climate, geographic or market concentration, climatic risks, the ability of the third-party sponsors to manage the investment, government regulations, national and international political circumstances and fluctuations in interest rates, rates of inflation or commodities’ prices such as oil. Since investments in infrastructure and similar assets, like many other types of long-term investments, have historically experienced significant fluctuations and cycles in value, specific market conditions may result in temporary or permanent reductions in the value of an investment. In addition, general economic conditions in relevant jurisdictions, as well as conditions of domestic and international financial markets, may adversely affect operations of the third-party co-investors and in turn, the Fund. In particular, because of the long time-lag between the approval of a project and its actual funding, a well-conceived project may, as a result of changes in investor sentiment, the financial markets, economic, or other conditions prior to its completion, become an economically unattractive investment. The Fund may have among its investment counterparties third-party sponsors, merchant banks, institutional investors or strategic acquirers, some or all of which may have more resources than the Fund, and which may have an information advantage due to having asymmetrical knowledge of an asset or having other investment in infrastructure or infrastructure-related assets. There can be no assurance that the Investments will be profitable or generate cash flow sufficient to provide a return on or recovery of amounts invested therein.

Infrastructure Sector Risks. The companies in which the Fund or Underlying Funds invest may operate in highly competitive markets dominated by firms with substantially greater financial and possibly better technical resources than such companies. The companies in which the Fund or Underlying Funds invest may also be subject to additional infrastructure sector risks, including (i) the risk that technology employed will not be effective or efficient, (ii) the risk of equipment failures, failure to perform according to design specifications, failure to meet expected levels of efficiency, fuel interruptions, loss of sale and supply contracts; (iii) changes in power or fuel contract prices, bankruptcy of or defaults by key customers, suppliers or other counterparties, and tort liability; (iv) risk of changes of values of infrastructure sector companies; (v) risks associated with employment of personnel and unionized labor; (vi) political and regulatory considerations and popular sentiments that could affect the ability of the Fund or Underlying Funds to buy or sell investments on favorable terms; and (vii) other unanticipated events which adversely affect operations.

Primary Investments in Underlying Private Funds. The market for Primary Investments may be very limited and competitive, and the Primary Investments to which the Fund wishes to allocate capital may not be available at any given time. Primary Investments may be heavily negotiated and may create additional transaction costs for the Fund.

Secondary Investments in Underlying Private Funds. The overall performance of the Fund’s Secondary Investments will depend in part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information, as well as the performance of the underlying assets acquired. Any discount or premium, as applicable, to the Underlying Private Fund’s most recently reported net asset value implied in the acquisition price will be taken into account in the Advisor’s daily fair value determination for the Secondary Investment and may affect the Fund’s net asset value accordingly. To the extent that the Advisor subsequently remeasures the Secondary Investment under its fair valuation process, any implied discount or premium may be effectively adjusted, although there can be no assurance that any such discount will be reversed or that any such mark will be realized on the ultimate disposition of the investment.

There is a risk that investors exiting an Underlying Private Fund through a secondary transaction may possess superior knowledge regarding the value of their investment, and the Fund may pay more for a Secondary Investment than it would have if it were also privy to such information. Certain Secondary Investments may be purchased as a portfolio, and in such cases the Fund may not be able to carve out from such purchases those investments that the Advisor or Sub-Advisor considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a Secondary Investment in an Underlying Private Fund, the Fund will generally not have the ability to modify or amend such Underlying Private Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments may be greater than those relating to Primary Investments. Where the Fund acquires a Secondary Investment in an Underlying Private Fund, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions of the relevant Secondary Investments and, subsequently, the Underlying Private Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Underlying Private Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Underlying Private Fund, there can be no assurance that the Fund would have such right or prevail in any such claim. The Fund may acquire Secondary Investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including, among other things: (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk. Additionally, the Fund may acquire interests in Secondary Investments through structured transactions such as CFOs or similar investment vehicles that own existing secondaries and co-investments. These structures may impose additional administrative costs that the Fund would not have incurred had it invested in Secondary Investments directly. Secondary Investments held inside of a CFO may be subject to the risks and benefits of leverage at the CFO level. If the Fund acquires a Secondary Investment in an Underlying Private Fund through a CFO, the Fund may be limited in its ability to enforce its rights against such Underlying Private Fund.

The supply and, consequently, the pricing of Secondary Investments requires a facts and circumstances analysis and is dependent on a number of factors that may be adversely impacted by general conditions in the global financial markets, including the rate at which such Underlying Private Funds are able to deploy capital, the performance and value of investments held by Underlying Private Funds and the ability for such Underlying Private Funds to realize, recapitalize and/or refinance their own investments in order to return capital to their investors. Higher valuations and increased liquidity and return of capital in the private assets investment market may result in fewer attractive investment opportunities being available for the Fund. Further, over the past several years, an ever-increasing number of secondaries investment funds and other capital pools targeted at the secondaries sector have been formed (and many such existing funds have grown substantially in size), and additional capital will likely be directed at this sector in the future. Other investment funds and other institutions currently in existence or organized in the future may have greater access to secondary investment opportunities and greater ability to complete investments than the Fund, or may have different return criteria than the Fund, any of which would afford them a competitive advantage.

There is not an established market for Secondary Investments and although there has been an increasing volume of sales of Secondary Investments, no liquid market is expected to develop. The Fund generally expects to be prohibited by contract or legal or regulatory reasons from selling or transferring Secondary Investment interests without applicable consents. No assurance can be given that, if the Fund were determined to dispose of all or part of a particular Secondary Investment, it could dispose of such Secondary Investment at a prevailing market price, and there is a risk that disposition of such Secondary Investment may require a lengthy time period. These risks can be further increased by changes in the financial condition or business prospects of the Secondary Investments, changes in national or international economic conditions, and changes in laws, regulations, fiscal policies or political conditions of countries in which Investments are located or in which they conduct their business.

The Fund may purchase certain Secondary Investments as a group. Certain of the investments in the group may be less attractive than others, and certain of the investments or the sponsors of the Underlying Private Funds may be more familiar to the Fund than others, or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Fund to carve out from such purchases those investments which the Advisor or Sub-Advisor considers (for commercial, tax, legal or other reasons) less attractive. In addition, it may be more difficult for the Advisor or Sub-Advisor to successfully value and close on investments being sold on a pooled basis. In the instances where a portfolio of interests includes investment funds managed or advised by the Advisor, Sub-Advisor or their Affiliates and/or investment funds where the Advisor or Sub-Advisor hold interests, the Fund will work with the sellers to exclude such funds from the target portfolio. If the transaction is offered on an “all-or-nothing” basis and the sellers do not agree to exclude such funds from the target portfolio, the Fund may not be able to acquire the entire portfolio and participate in the transaction, which may negatively affect the Fund by limiting investment opportunities available to it.

When the Fund acquires Secondary Investments, the Fund may rely on values of such Secondary Investments that are reported by the Secondary Investments to the Fund’s predecessor-in-interest (e.g., sellers) if the Advisor, as the valuation designee, reasonably concludes that the reported value is representative of fair value as of the measurement date, based on the relevant facts and circumstances. The Fund will have no means of independently verifying valuations of such Secondary Investments and may not be able to obtain representations and warranties from sellers in respect of the accuracy of such reported values, and even if the Fund obtains such representations and warranties, the extent of recourse to sellers for breach of such representations and warranties may be limited by the terms of the purchase and sale agreement entered into by the Fund and the sellers. As a result, material misrepresentation or omission of the financial information of the Secondary Investments may negatively affect the Fund. Further, there can be no assurance that the Secondary Investments will ultimately be realized for amounts equal to, or greater than, these valuations, or that the past performance information based on such valuations will accurately reflect the realization value of such Secondary Investments. The actual realized returns generated by unrealized Secondary Investments will depend on, among other factors, success of the fund managers of the Underlying Private Funds in achieving their investment objectives; future operating results; the value of the assets and market conditions at the time of disposition; any related transaction costs and the timing and manner of sale. Valuations are subject to determinations, judgments and opinions, and other third parties may disagree with such valuations.

The secondaries market, and general partner-led transactions in particular, have witnessed increased attention from regulators and investor trade groups. In September 2018, the SEC announced the settlement of an enforcement action brought against a registered investment adviser and one of its founders for failing to disclose material information to limited partners in connection with a general partner-led secondaries transaction. In addition, in April 2019, the Institutional Limited Partners Association, a trade association whose members include institutional limited partners investing in private funds, released a series of recommendations and considerations for market participants to take into account in connection with general partner-led secondary fund restructuring transactions, including with respect to transaction terms and structures, investor engagement and transparency, use of third-party advisors, conflicts of interest and expense allocation. Increased scrutiny of the secondaries market generally, and general partner-led transactions in particular, could have an adverse impact on the Fund and Underlying Private Funds by, for example, limiting the availability of investment opportunities for the Fund if market participants are dissuaded from engaging in private fund restructuring transactions and/or other transactions described herein, if such enhanced scrutiny results in less favorable pricing or terms, delays in transaction closing and/or litigation, expenses and/or other liabilities.

Private Infrastructure Investments. The Fund’s Private Infrastructure Investments involve a number of significant risks, including:

(i) The companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which the Fund’s holdings could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation and the reduction or loss of the Fund’s investment;

(ii)  The companies typically have limited operating histories, less established and comprehensive product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;

(iii)  Because the companies are privately owned, there is usually little publicly available information about these businesses; therefore, in conducting due diligence on these companies, the Advisor or Sub-Advisor, as applicable, may not be able to obtain all of the material information that would be generally available for public company investments, including financial or other information regarding the companies. Furthermore, there can be no assurance that the information that is obtained with respect to the company is reliable. The Fund will invest in companies for which current, up-to-date financial information is not available if the Advisor or Sub-Advisor, as applicable determines, based on the results of its due diligence review, that such investment is in the best interests of the Fund and its Shareholders;

(iv) The companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company and, in turn, on the Fund; and

(v)  Compared to a diversified investment, individual companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Commitment Strategy. The Fund may maintain a sizeable cash position in anticipation of funding capital calls. The Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by Underlying Private Funds. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be negative. The Fund may make an “over-commitment” to an investment from time to time, whereby the Fund may commit to making an investment in an amount that exceeds the ability of the Fund to contribute in full at the time of making the commitment, which could result in an insufficient cash supply to fund unfunded commitments to Underlying Private Funds. Such a short fall would have negative impacts on the Fund, including an adverse impact on the Fund’s ability to pay distributions, repurchase Shares or to meet expenses generally. Moreover, if the Fund defaults on its unfunded commitments or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Underlying Private Fund. Any failure by the Fund to make timely capital contributions in respect of its unfunded commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow, indirectly cause the Fund, and, indirectly, the Shareholders to be subject to certain penalties from the Underlying Private Funds (including the complete forfeiture of the Fund’s investment in an Underlying Private Fund), or (iii) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Liquidity Mismatch. An Underlying Fund’s liquidity terms may differ from those of the Fund. For example, the Fund may invest in an Underlying Fund that permits voluntary withdrawals. In the event that there are substantial withdrawals or redemptions from an Underlying Fund within a limited period of time, the relevant Fund Manager may find it difficult to adjust its asset allocation and trading strategies. Under such circumstances, in order to provide funds to pay withdrawals or redemptions, the Fund Managers may be required to liquidate positions at an inappropriate time or on unfavorable terms. On an ongoing basis, irrespective of the period over which substantial withdrawals or redemptions occur, it may be more difficult for the relevant Underlying Fund to generate additional profits operating on a smaller asset base, which may, as a result of liquidating assets to fund withdrawals or redemptions, adversely affect the Fund’s investment therein.

See the “Risks” section of this Prospectus for a more complete discussion of the risks of investing in the Fund, including risks relating to:

•

Valuation of the Fund’s Private Investments

•

Valuation of the Fund’s Interests in Underlying Private Funds

•

Valuation of Underlying Private Fund Interests Acquired in the Secondary Market

•

Valuation of the Fund’s Investments Sourced By Co-Investment Providers

•

Valuations Subject to Adjustment

•

Multiple Levels of Fees and Expenses

•

Reliance on Partners Group (USA)

•

Reliance on Key Personnel

•

Active Management Risk

•

Fundamental Investing

•

Liquidity Management

•

Special Purpose Vehicles and Investment Holding Companies

•

Prior Results Not Indicative of Future Performance

•

Uncertainty of Future Results; Forward-Looking Statements; Opinions

•

Technological Innovations

•

Underlying Private Funds Generally

•

Termination of the Fund’s Interest in an Underlying Private Fund

•

Continuation Funds and Stapled Primary Investments

•

“J-Curve” Performance Risk

•

Securities of Other Investment Companies and Other Pooled Vehicles

•

Co-Investments and Allocation of Investment Opportunities Risk

•

Fixed Income Securities

•

Equity Securities

•

Leverage Utilized by the Fund

•

Master Limited Partnerships (“MLPs”)

•

Exchange-Traded Funds

•

Privately Held Companies Generally

•

Nature of Private Equity Investments

•

Nature of Private Debt Investments

•

Investments in the Equity and Debt Securities of Small or Middle-Market Privately Held Companies

•

Industry Concentration Risk

•

Additional Infrastructure Assets Risks

•

Energy Sector Risk

•

Utilities Sector Risk

•

Natural Resources and Natural Capital Risk

•

Real Estate Securities

•

Other Investment Companies

•

Special Situations and Distressed Investments

•

Venture Capital and Growth Equity

•

Financial Institutions Risk

•

Geographic Concentration Risks

•

Emerging Markets

•

Sector Concentration

•

Technology Sector

•

Currency Risk

•

Non-U.S. Risk

•

Investments in Non-Voting Stock; Inability to Vote

•

Nature of Companies

•

Traditional Preferred Securities

•

Senior Loans Generally

•

First Lien Senior Secured Loans, Second Lien Loans and Unitranche Debt

•

Mezzanine Loans

•

Risks Associated with Covenant-Lite Loans

•

Collateralized Loan Obligation (“CLO”) Risk

•

Current Interest Rate Environment Risk

•

SOFR Risk

•

Non-Investment Grade, Below Investment Grade, Unrated and Distressed Securities

•

Force Majeure Risk

•

Derivatives

•

Repurchase Agreements

•

Counterparty Credit Standards

•

Environmental, Health and Safety Risks

•

Terrorism Risk

•

Climate Risk

•

Regulatory and Legal Risks

Summary of Taxation

The Fund intends to elect to be treated and to qualify annually for taxation as a RIC under Subchapter M of the Code, which will require the Fund to meet certain requirements related to, among other things, the Fund’s sources of income, diversification of assets and distribution of earnings to Shareholders. Although the Fund intends to meet these requirements, no assurances can be given in this regard.

If for any taxable year the Fund were to fail to qualify as a RIC and certain cure provisions were inapplicable, all of its taxable income (including its net capital gain) would be subject to tax at the regular corporate rate without any deduction for distributions to Shareholders, and such distributions would be taxable to the Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits.

Please refer to “Tax Matters” in this Prospectus and “Tax Aspects” in the SAI for more detailed information, which is incorporated herein by reference.

You are urged to consult your tax advisor.

SUMMARY OF FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Fees (fees paid directly from your investment)

	Class F Shares	Class I Shares
Maximum Sales Load imposed on purchases (as a percentage of offering price) (1)	None	None
Maximum Deferred Sales Load (as a percentage of offering price or repurchase proceeds, whichever is lower)	None	None
Dividend Reinvestment Plan Fees (2)	None	None
Maximum Early Repurchase Fee/Redemption Charges	None	None
Repurchase Proceeds Wire Transfer Fee (per wire transfer; deducted directly from account) (3)	$15.00	$15.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of average net assets attributable to Shares)

Management Fee (4)	[1.50%	]	[1.50%	]
Shareholder Servicing Fee (5)	0.00%		0.25%
Interest Payments on Borrowed Funds	0.00%		0.00%
Other Expenses (6)	1.99%		1.99%
Acquired Fund Fees and Expenses (7)	1.05%		1.05%

Total Annual Fund Operating Expenses	4.54%		4.79%
Fee Waivers and/or Expense Reimbursement (8)	(0.98)%		(0.98)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement (8)	3.56%		3.81%

(1)

While neither the Fund nor the Distributor (as defined below) imposes a sales load on Class F Shares or Class I Shares, if you buy Shares through certain selling agents or other financial intermediaries, they may directly charge you a transaction fee in such amount as they may determine. Any such fees will be in addition to your investment in the Fund and not deducted therefrom. Investors should consult with their selling agents or other financial intermediaries about any transaction or other fees their selling agents or other financial intermediaries might impose on each class of shares. See “Plan of Distribution.”

(2)

The Transfer Agent’s (as defined below) fees for the handling of the reinvestment of dividends and distributions under the Reinvestment Plan (as defined below) will be paid by the Fund. Any fees attributable to the Reinvestment Plan are included in the estimate of “Other Expenses.”

(3)

Shareholders of the Fund (“Shareholders”) who choose to participate in repurchase offers by the Fund will not incur a repurchase fee. However, if Shareholders request repurchase proceeds to be paid by wire transfer, such Shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by the Fund’s Transfer Agent (as defined below), which is currently $15.

(4)

Russell Investments Infrastructure Adviser, LLC, the Fund’s investment adviser (“RIIA” or “Advisor”), will receive an annual fee, payable monthly, in an amount equal to [1.50%] of the average daily value of the Fund’s net assets (the “Management Fee”).

(5)

The Fund has adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) under which Class I Shares of the Fund pay a shareholder servicing fee. The shareholder servicing fee that Class I Shares will pay under the Shareholder Servicing Plan (calculated as a percentage of the Fund’s average daily net assets attributable to each of the Class I Shares) will be up to 0.25%. See “Shareholder Servicing Plan – Class I Shares.”

(6)	Other Expenses are based on estimated amounts for the first twelve months of operations.

(7)

Shareholders indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Underlying Funds (as defined below). Shareholders may also indirectly bear a portion of the expenses of special purpose vehicles through which the Fund may hold certain of its investments.

The “Acquired Fund Fees and Expenses” disclosed above are based on estimated amounts for the Fund’s first twelve months of operations.

If available, an acquired fund’s total annual operating expense ratio used to calculate the “Acquired Fund Fees and Expenses” disclosed above is based on historic fees and expenses for each acquired fund’s most recent fiscal period as disclosed in its most recent shareholder report.

If an Underlying Private Fund’s total annual operating expense ratio is not included in its most recent shareholder report or the Underlying Private Fund is a newly formed fund that has not provided a shareholder report, then its total annual operating expense ratio for its most recent fiscal period is the ratio disclosed in the most recent communication from the Underlying Private Fund to the Advisor. If an Underlying Private Fund has no operating history, its fees and expenses used to calculate the “Acquired Fund Fees and Expenses” disclosed above include only the fees payable to its investment adviser (or affiliates) as stated in the Underlying Private Fund’s offering memorandum or other similar communication without giving effect to any performance component.

Future “Acquired Fund Fees and Expenses” may be substantially higher or lower, including because certain fees of the Underlying Private Funds are based on the performance of the Underlying Private Funds, which will fluctuate over time, and borrowing expenses of the

Underlying Private Funds may also fluctuate over time depending on the amount of leverage they use. These Underlying Private Funds may have total annual operating expense ratios in the future that are higher than the fees payable to their investment advisers as well as potentially fees that are based on the performance of such Underlying Private Fund.

Asset-based fees payable in connection with Underlying Private Fund investments will typically range from 0.50% to 2.00% (annualized), which may be charged on invested capital, net asset value, the commitment amount of the Fund’s investment, or some hybrid thereof, and performance or incentive fees or allocations are typically 5% to 20% of an Underlying Private Fund’s realized returns or net profits annually. Such performance or incentive fees or allocations typically are subject to the Underlying Private Fund achieving a return above a specified hurdle rate.

If applicable, the “Acquired Fund Fees and Expenses” disclosed above do not reflect any performance-based fees or allocations paid by the Underlying Private Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in kind. This type of performance fee is typically paid by a private equity fund upon liquidation of the fund or when a fund has terminated an investment and distributed the proceeds or the appreciated assets to investors and in these circumstances, such performance fees associated with a particular period may be unrelated to the cost of investing in the Underlying Private Funds.

(8)

Until July 31, 2028, and pursuant to a written agreement between the Fund and the Advisor (the “Expense Agreement”), the Advisor has contractually agreed to waive up to the full amount of its Management Fee and then to reimburse the Fund for certain other direct Fund-level expenses (“Covered Direct Fund-Level Expenses”) to the extent that those Covered Direct Fund-Level Expenses exceed 2.00% of the average daily net assets of the Fund on an annual basis (the “Expense Limit”). This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Covered Direct Fund-Level Expenses do not include: (i) interest on borrowed funds or any and all fees related to secured borrowing arrangements (including but not limited to commitment fees and legal fees incurred with respect to the Fund entering into or renewing a secured borrowing arrangement); (ii) any distribution and/or shareholder services fees; (iii) acquired fund fees and expenses (including any and all fees and expenses of special purpose vehicles in which the Fund invests); (iv) all investment-related fees and expenses related to investments or potential investments the Advisor or Sub-Advisor enters into or considers on behalf of the Fund (including but not limited to fees and expenses related to the origination, sourcing, acquisition, servicing, identification, due diligence or disposition of such investments, and legal fees associated with such investments); (v) all fees and expenses incurred by and allocated to the Fund by the Sub-Advisor (including but not limited to any and all investment-related fees and expenses) in accordance with the terms of its Sub-Advisory Agreement; (vi) dividend and interest expenses related to short sales; (vii) taxes; (viii) any and all contingency fees paid to vendors out of amounts received by the Fund (for example, contingency fees paid to vendors for foreign tax reclaims and contingency fees paid to vendors for certain securities litigation recoveries); and (ix) infrequent and/or unusual expenses (including litigation expenses).

Subject to the terms of the Expense Agreement, the Covered Direct Fund-Level Expenses borne by the Advisor pursuant to the Expense Agreement, including organizational and offering costs of the Fund borne by the Advisor prior to the date of the Expense Agreement, are subject to recoupment by the Advisor up to three years from the date of such waiver or reimbursement. The Fund will carry forward any waivers and/or reimbursements of fees and expenses in excess of the Expense Limit for a period not to exceed three years from the date on which such fees and expenses were waived or reimbursed by the Advisor and reimburse the Advisor such amount as promptly as possible, on a monthly basis, even if such reimbursement occurs after the termination of the Expense Agreement, provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the Advisor’s waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of the Advisor’s recoupment after giving effect to the Fund’s reimbursement.

The Advisor intends to invest a portion of Fund assets in the Russell Investment Company Global Infrastructure Fund (“RI Global Infrastructure Fund”) and/or the Russell Investments Global Infrastructure ETF (“RI Global Infrastructure ETF”), with the percentage of Fund assets invested in the RI Global Infrastructure Fund and/or the RI Global Infrastructure ETF starting at close to 100% and decreasing over time as the Fund ramps up its investments in private assets, and such allocation to the RI Global Infrastructure Fund and/or the RI Global Infrastructure ETF reaches the strategic target allocation of 10-30%. To address any potential duplication of services, the Advisor will waive a portion of its Management Fee for the Fund equal to the RI Global Infrastructure Fund’s and/or the RI Global Infrastructure ETF’s net advisory fee paid indirectly by the Fund ((the “Offsetting Waiver”). The Advisor will implement the Offsetting Waiver first and then apply the Expense Agreement. In the first year of operations, the Advisor expects to waive more of its Management Fee than the amount of the Offsetting Waiver in the application of the Expense Agreement to meet the Expense Limit.

Example

As required by relevant Securities and Exchange Commission (“SEC”) regulations, the following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in Shares. In calculating the following expense amounts, the Fund has assumed its direct and indirect annual expenses would remain at the percentage levels set forth in the table above, and that the Expense Agreement is only in effect until July 31, 2028. Thus, the Fee Waivers and/or Expense Reimbursement set out in the table above is reflected in the example through such date.

An investor would pay the following expenses on a $1,000 investment in the Shares, assuming a 5.0% annual return:

	1 Year	3 Years
Class F Shares	$36	$105
Class I Shares	$38	$113

Shareholders who choose to participate in repurchase offers by the Fund will not incur a repurchase fee. However, if Shareholders request repurchase proceeds to be paid by wire transfer, such Shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by the Transfer Agent (as defined below), which is currently $15.

The purpose of the above tables is to help a holder of Shares understand the fees and expenses that such holder would bear directly or indirectly.

The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. In addition to the fees and expenses described above, you may also be required to pay brokerage commissions or other transaction fees on the purchase of Shares, which are not reflected in the example.

THE FUND

The Russell Investments New Economy Infrastructure Fund (the “Fund”) is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund is structured as an interval fund and continuously offers shares of the Fund (“Shares”).

The Fund is organized as a Delaware statutory trust pursuant to a Certificate of Trust, governed by the laws of the State of Delaware. The Fund’s principal office is located at 401 Union Street, 18th Floor, Seattle, Washington 98101, and its telephone number is (800) 787-7354.

The Fund’s investment adviser is Russell Investments Infrastructure Adviser, LLC (“RIIA” or “Advisor”). RIIA provides or oversees all investment advisory and portfolio management services for the Fund and is responsible for monitoring the Fund’s overall investment program.

The Advisor, located at 401 Union Street, 18th Floor, Seattle, Washington 98101, is a subsidiary of and controlled by Russell Investment Management, LLC (“RIM”). The Advisor is an indirect, subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) indirectly hold a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) indirectly hold a significant minority ownership interest in the Advisor and its affiliates (“Russell Investments”). Certain of Russell Investments’ employees and Hamilton Lane Advisors, LLC also hold minority, non-controlling positions in Russell Investments Group, Ltd. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies.

RIIA has advised the Fund that, on July 9, 2026, Russell Investments announced that an investor consortium led by B Capital, a global multi-stage investment firm, and including California Public Employees’ Retirement System, has agreed to acquire Russell Investments, including RIIA, from TA Associates and Reverence Capital (the “Transaction”). RIIA expects the Transaction to close in the first quarter of 2027, subject to the receipt of regulatory approvals and other customary closing conditions. The Transaction is not expected to result in any material change in the day-to-day management of the Fund. As required by the Investment Company Act of 1940, as amended, the consummation of the Transaction would result in the automatic termination of the advisory agreement between RIIA and the Fund. [At a meeting held on December 8, 2026, the Fund’s Board of Trustees (the “Board”) unanimously approved a new investment advisory agreement (the “New Advisory Agreement”) between RIIA and the Fund.] Russell Investment Management, LLC (in its capacity as initial shareholder of the Fund) intends to conditionally approve the New Advisory Agreement, subject to the closing of the Transaction. Accordingly, shareholders of the Fund will not be asked to approve the New Advisory Agreement as a result of the Transaction. Under the New Advisory Agreement, RIIA would provide investment advisory services to the Fund on the same terms as the current agreement (except effective and termination dates) for fees that do not exceed those that are currently in effect with respect to the Fund.

[The Fund’s sub-advisor is Partners Group (USA) Inc. (“Partners Group (USA)” or “Sub-Advisor”). Partners Group (USA) is registered as an investment adviser with the SEC under the Advisers Act. Partners Group (USA), located at 1114 Avenue of the Americas, 37th Floor, New York, NY 10036, is a wholly-owned subsidiary of Partners Group Holding AG and is an affiliate of Partners Group AG (“Partners Group”), a global private markets investment manager. Partners Group Holding AG, is listed on the SIX Swiss Exchange (ticker: PGHN) and has a public market capitalization of approximately 27.9 billion Swiss Francs (approximately 36.1 billion U.S. Dollars) as of January 1, 2026. As of December 31, 2025, Partners Group and its affiliates manage over 184 billion U.S. Dollars in assets across direct, secondary and primary private market assets for a wide variety of more than 800 institutional investors worldwide. As of December 31, 2025, the firm employs a broad team of approximately 2,000 people (including more than 1,700 Partners Group employees and more than 200 Empira employees), representing approximately 80 nationalities and collectively speaking around 40 languages. The team is represented through offices in Denver, Houston, Miami, Montreal, New York, Toronto, São Paulo, Guernsey, London, Paris, Luxembourg, Milan, Munich, Abu Dhabi, Dubai, Mumbai, Singapore, Manila, Shanghai, Seoul, Tokyo, Sydney, and Hong Kong, along with Partners Group’s headquarters in Zug, Switzerland. Through various investment programs and customized separate account mandates, Partners Group and its affiliates have made commitments of 261 billion U.S. Dollars, invested in more than 2,400 funds and companies across over 900 investment partners on a direct, primary and secondary basis and are currently represented on 350 partnership advisory boards across private markets, as of December 31, 2025.

Pursuant to a discretionary sub-advisory contract between the Advisor, as a fiduciary for the Fund, and the Sub-Advisor (the “Sub-Advisory Agreement”), which has been approved by the Board, the Sub-Advisor has a discretionary asset management assignment pursuant to which the Advisor intends to allocate to the Sub-Advisor a portion of Fund assets to manage directly, subject to oversight by the Advisor. The Advisor provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Advisor oversees and evaluates the performance results of the Sub-Advisor. RIIA provides the Sub-Advisor with specific investment guidelines based on the Fund’s investment program. However, the Advisor does not evaluate the investment merits of any decision by the Sub-Advisor to purchase, hold, or sell a security or other instrument for the Fund.]

The Management Fee paid to the Advisor will be paid out of the Fund’s assets and the Sub-Advisory Fees (defined below) will be paid out of the Management Fee.

USE OF PROCEEDS

The Fund invests the net proceeds of the continuous offering of Shares on an ongoing basis in accordance with the Fund’s investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within approximately three months after receipt of the proceeds, depending on the amount and timing of the proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies. For example, while it is expected that at least 80% of the Fund’s net assets will be allocated to Infrastructure Assets under normal circumstances, there may be limited availability of investments during the three-month period after the Fund’s receipt of proceeds. Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund may invest a portion of the proceeds, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents. In addition, and subject to applicable law, the Fund may hold a portion of the proceeds in cash or cash equivalents to meet operational needs. So as to minimize the impact of cash or cash equivalents on return while providing the necessary liquidity to support the Fund’s investment strategies and potential Share repurchases, the Fund intends to invest its cash or cash equivalents in securities and vehicles that are intended to provide an investment return while offering better liquidity than typical private markets investments, including fixed income, equities and public and private vehicles that derive their investment returns from money market, fixed income and/or equity securities. The Fund may also invest its cash holdings in the U.S. Cash Management Fund, an unregistered fund advised by RIM, an affiliate of the Advisor, whose investment objective is to seek to preserve principal and provide liquidity and current income. RIM has contractually and permanently waived its 0.05% advisory fee with respect to cash invested in the U.S. Cash Management Fund and is not permitted to re-institute its advisory fee or recoup its waived fees. The Fund may be prevented from achieving its investment objective during any time in which the Fund’s assets are not substantially invested in accordance with its policies.

THE FUND’S STRUCTURE

The Fund has been organized as a continuously offered, non-diversified closed-end management investment company that is operated as an interval fund. Closed-end funds differ from registered open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to holders of Shares (“Shareholders”), the Fund is structured as an interval fund and conducts quarterly repurchase offers for a limited amount of the Fund’s Shares. The Fund currently intends to offer to repurchase 5% of the Fund’s Shares in its quarterly repurchase offers.

The Fund’s net asset value (“NAV”) per Share may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Fund, except through repurchases conducted through the share repurchase program, no matter how the Fund performs. Investors may purchase Shares of the Fund daily based upon the Fund’s daily NAV per Share. The Fund intends to offer Shares without limiting the number of investors that can participate in its investment program.

INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES

Investment Objective. The Fund’s investment objective is [to seek long term total return through a portfolio of global infrastructure investments.]

There can be no assurances that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s investment objective may be changed by the Board without prior Shareholder approval.

Investment Policies. The Fund has a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes in Infrastructure Assets (as defined below). This 80% policy may be changed without shareholder approval if the Fund conducts a tender or repurchase offer to allow shareholders to have their shares repurchased by the Fund in advance of changing the 80% policy, the Fund provides shareholders at least 60 days’ prior written notice of any change to the 80% policy in advance of such tender or repurchase offer in the manner prescribed by the SEC, and the tender or repurchase offer, as applicable, is not oversubscribed. For purposes of this 80% policy, “Infrastructure Assets” includes:

(1) private funds that are exempt from registration under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 and each of which invests primarily in infrastructure companies or infrastructure assets (“Underlying Private Funds”), including through primary investments (“Primary Investments”) in the Underlying Private Funds and secondary acquisitions of interests in the Underlying Private Funds through the purchase of an existing investor’s interest in the Underlying Private Fund (“Secondary Investments”);

(2) the Russell Investment Company Global Infrastructure Fund, a mutual fund registered under the 1940 Act that is managed by RIM, an affiliate of the Advisor, and principally invests in equity securities, including common stocks, of infrastructure companies economically tied to a number of countries around the world (the “RI Global Infrastructure Fund”) and/or the Russell Investments Global Infrastructure ETF, an exchange-traded fund registered under the 1940 Act that is managed by RIM and principally invests in equity securities, including common stocks, of infrastructure companies economically tied to a number of countries around the world (the “RI Global Infrastructure ETF,” and with the RI Global Infrastructure Fund and Underlying Private Funds, the “Underlying Funds”);

(3) co-investments in the equity and debt of individual private infrastructure companies or assets or a collection of individual private infrastructure companies or assets (“Co-Investments,” and together with the Underlying Private Funds, “Private Infrastructure Investments”); and

(4) public equity and debt securities of infrastructure companies (“Listed Infrastructure Securities”).

The Fund defines “infrastructure” as the systems, physical structures, networks and facilities of industries that provide essential services to society, such as energy (including renewable energy), utilities, transportation, communication (including digital communication), social infrastructure facilities and other capital assets or services required for the normal function of society or modern economic activity.

The Fund’s investment in Infrastructure Assets will consist of a range of public and private infrastructure investments that are expected to vary across industry sectors and geographies allocated strategically by the Advisor and Sub-Advisor.

Unless otherwise stated in this prospectus (“Prospectus”) or in the Statement of Additional Information (“SAI”), the Fund’s investment policies are non-fundamental policies and may be changed without Shareholder approval. Unless otherwise expressly stated in this Prospectus or the SAI, or otherwise required by applicable law, all percentage limitations stated in this Prospectus apply only at the time of investment and subsequent changes in percentage (including changes resulting from the Fund having a smaller base of assets after a repurchase offer) will not result in the Fund being required to dispose of any portfolio security.

Advisor and Sub-Advisor Investment Processes

RIIA’s Investment Process.

The Advisor provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Advisor determines the percentage of the Fund’s portfolio that will be allocated to the Sub-Advisor and selects the Fund’s investments for the balance of the portfolio based on the Advisor’s open-architecture investment process, which consists of investment diligence, portfolio construction and management and investment governance. The Advisor’s investment decision-making process is team-based and revolves around the interaction between the Advisor’s portfolio managers, analysts and strategists, within a broader investment governance framework.

The Advisor’s diligence process includes investment research on the Underlying Private Funds that the Advisor selects directly, their fund managers (“Fund Managers”) and the Sub-Advisor. The research process is based on objective face-to-face interviews supported by quantitative analysis, including evaluations of the Fund Managers’ and Sub-Advisor’s organization, people, and investment processes and the Underlying Private Funds’ performance and investment profile. The Advisor’s research analysts generally seek to identify Underlying Private Funds and Fund Managers that they believe will be able to outperform the market in their given area of expertise. The Advisor’s diligence process also includes operational due diligence (“ODD”) on the Fund Managers and the Sub-Advisor, which is an assessment of the Fund Manager’s and Sub-Advisor’s business, operational and compliance risks. The Advisor oversees and evaluates the performance results of the Sub-Advisor. RIIA provides the Sub-Advisor with specific investment guidelines based on the Fund’s investment program. However, the Advisor does not evaluate the investment merits of any decision by the Sub-Advisor to purchase, hold, or sell a security or other instrument for the Fund.

The Advisor’s portfolio managers are responsible for the investment selections with respect to the portion of the portfolio that is not allocated to the Sub-Advisor. In the portfolio construction and management process, the portfolio managers work closely with the manager research and ODD teams to arrive at investment decisions. The Advisor’s investment governance committees review and approve certain decisions by the Advisor’s portfolio managers regarding new investments, liquidation of investments and significant changes in investment allocations.

The Advisor and Sub-Advisor, in their sole and absolute discretion, reserve the right to invest the Fund’s assets in the manner they deem most appropriate to achieve the Fund’s investment objective in light of existing market and economic conditions.

Certain of the Fund’s investments to be selected by the Advisor are expected to be Co-Investments, which are expected to be sourced, sponsored and/or managed by unaffiliated third-party asset managers (“Co-Investment Providers”), including one primary unaffiliated Co-Investment Provider (the “Primary Co-Investment Provider”). RIIA intends to begin to utilize Co-Investment Providers within the first year of the Fund’s operations as the Fund’s portfolio, asset base and investment opportunity set develop. The Fund intends to allocate as much as 30% of its assets to Co-Investments sourced by the Primary Co-Investment Provider.

The Advisor may at any time determine not to allocate Fund assets to investments sourced, sponsored and/or managed by the Primary Co-Investment Provider and, instead, may determine to allocate Fund assets to Co-Investments sourced, sponsored and/or managed by other Co-Investment Providers. No Co-Investment Provider will be a sponsor, promoter, adviser or affiliate of the Fund. There will be no agreement or understanding between any Co-Investment Provider and the Advisor regarding the management of the investment program of the Fund, and no Co-Investment Provider will have a role in the Advisor’s investment process, including assessing, diligencing or approving the Fund’s participation in any specific Co-Investment. Past performance of Fund investments sourced, sponsored and/or managed by a Co-Investment Provider is not indicative of future results. Clients of the Co-Investment Providers will also invest in the Co-Investments. The Primary Co-Investment Provider may have an economic, non-voting interest in the Advisor. The Fund may invest directly in Underlying Private Funds sponsored and managed by Co-Investment Providers, including the Primary Co-Investment Provider.

Certain of the Fund’s investments in Underlying Private Funds and Co-Investments will be alongside other registered or unregistered funds and accounts managed by RIIA or one of its affiliates, or managed by the Sub-Advisor or certain of its affiliates.

The investment philosophy of the Advisor in the infrastructure asset class is to make investments which provide essential infrastructure in a changing world. What constitutes essential infrastructure evolves with the way we produce and consume energy, communicate, and transport people and goods. The Advisor seeks to apply this “new economy” philosophy to the investment program of the Fund by combining a disciplined approach to investment selection with the flexibility to consider new modalities as they mature into essential infrastructure. At the same time, the investment program of the Fund recognizes that essential infrastructure requirements change slowly over time, and companies and assets which may reflect more traditional infrastructure types can still be indispensable in the long-term and therefore be consistent with a “new economy” investment philosophy.

Partners Group (USA)’s Investment Process.

The principal elements of Partners Group (USA)’s execution of its investment strategy under normal market conditions and after the initial ramp-up period of the Fund include: (i) allocating assets across various dimensions of the global private infrastructure market; (ii) proprietary sourcing of investment opportunities; (iii) selecting investments that are believed to offer relative value; and (iv) seeking to manage risk through ongoing monitoring of the portfolio. Partners Group (USA)’s investment process for the Fund will under normal market conditions and after the initial ramp-up period of the Fund include:

•	Portfolio planning. The investment process begins with portfolio planning, which is designed to provide a framework for long-term diversification across various dimensions of the global private infrastructure market, such as secondary and primary investments; investments focused in North America, Europe, Asia and/or emerging markets, investment in various sectors and sub-sectors, strategy thematics, investment stages, vintage years, managers, and with respect to individual investments. It is expected that through such diversification, the investment process may be able to achieve more consistent returns and lower volatility than would generally be expected if its portfolio were more concentrated.

•	Relative value analysis. The second step of the investment process is to analyze changing market conditions and their effect on the relative attractiveness of different segments within the overall infrastructure market. This relative value analysis is based on general economic developments, such as business cycles, secular growth segments, equity multiples, initial public offering opportunities, deregulation, and changes in tax or securities law. In addition, variables specific to particular industry sectors and the overall infrastructure market are typically evaluated. Based on the outcome of this review, Partners Group (USA) will attempt to identify the market segments that it believes offer the most attractive investment opportunities at the relevant time.

•	Investment selection. In the final step of the investment process, Partners Group (USA) seeks to invest capital allocated to each segment in the highest quality investments available. Opportunities are typically sourced through a network of existing relationships with certain fund managers and investors across the globe and subsequently evaluated individually by Partners Group (USA)’s and its affiliates’ investment professionals using a structured selection process. As investment opportunities are analyzed, investment professionals seek to evaluate them in relation to historical benchmarks, current information from Partners Group (USA)’s and its affiliates’ existing infrastructure portfolios, and against each other. This comparative analysis can provide insight into the specific investments that offer the greatest value at different points in time in the various segments of the infrastructure market.

Partners Group (USA)’s due diligence and selection of investments includes a five-step process to source, evaluate, select and monitor investments for the Fund. Partners Group (USA)’s investment professionals are involved throughout the process and draw on the investment resources and insight available through Partners Group (USA)’s affiliates. Partners Group (USA)’s investment committee (“PG Investment Committee”) is responsible for the portfolio plan and final investment decisions.

•	Investment Generation. Partners Group (USA) typically identifies prospective investments from multiple sources, the most important of which is a network of relationships across the private equity and private infrastructure industries, built through the investment activities of its affiliated companies.

•	Pre-Selection. The initial screening process for investment opportunities is typically based on a Partners Group (USA)’s platform and proprietary tools and databases, confidential information memorandum, infrastructure general partnership presentations and/or an introductory meeting. For opportunities that pass Partners Group (USA)’s and its affiliates’ minimum requirements, a due diligence investment team is assigned to evaluate the opportunity in detail.

•	Due Diligence. The due diligence process involves an analysis of various aspects of each opportunity, including both qualitative and quantitative assessments. Various proprietary tools and databases are used to better understand market trends, potential return scenarios and/or the historical or anticipated sources of value creation for an investment. Evaluations are generally based on information such as industry dynamics, competitive positioning, financial analysis, comparable analysis, sensitivity analysis, interviews with key personnel, on-site visits, reference calls, third-party consultant reports and/or track record analysis. The PG Investment Committee reviews the conclusions of the due diligence analysis and may decline the opportunity, request additional information, or approve subject to tax and legal due diligence.

•	Tax and Legal Assessment. In conjunction with the commercial due diligence process, the tax treatment and legal terms of the investment are considered. Based on this analysis and the findings of external professional advisers, Partners Group (USA) and/or its affiliates’ internal legal and investment teams seek to negotiate the terms and conditions of the investment. After resolving all open issues and negotiating terms, a final “investment recommendation” is prepared and presented to the PG Investment Committee, which finally approves or declines the investment.

•	Portfolio Monitoring. Post-investment, Partners Group (USA) and its affiliates seek to monitor the strategy’s portfolio through regular interaction with the managers represented in the portfolio. This interaction facilitates on-going portfolio analysis and a proactive approach to addressing any new opportunities or issues that may arise.

Portfolio and Liquidity Management. Partners Group (USA) manages its allocation portion of the Fund with a view towards maintaining a high investment level. Accordingly, Partners Group (USA) may make investments and commitments based, in part, on anticipated future distributions from investments and anticipated cash flows into its allocation portion of the Fund as communicated by the Advisor.

Hedging Techniques. From time to time in its sole discretion, Partners Group (USA) may employ various hedging techniques in an attempt to reduce certain potential risks to which its allocated portion of the Fund may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps and other arrangements such as exchange-listed and over-the-counter put and call options, rate caps, floors and collars, and futures and forward contracts. Partners Group (USA) may also purchase and write (sell) options contracts on swaps, commonly referred to as “swaptions”, on behalf of the Fund. To the extent that the strategy’s potential exposure in a transaction involving options, rate caps, floors or collars, or futures or forward contracts is covered by the segregation of cash or liquid assets or otherwise, Partners Group (USA) believes that such instruments do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the borrowing restrictions of the Fund. There are certain risks associated with the use of such hedging techniques as described herein.

Temporary and Defensive Strategies. Partners Group (USA) may, from time to time in its sole discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds for its allocated portion of the Fund to attempt to reduce volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent Partners Group (USA)’s investment strategy from achieving its investment objective.

Sustainability Considerations. Partners Group (USA) integrates certain sustainability considerations at the enterprise level as part of its investment review, including potential environmental, social or governance events or conditions that could materially affect an investment. These considerations are not dispositive investment criteria for the Sub-Advisor’s strategy.

Principal Investment Strategies

The Fund intends to invest primarily in Private Infrastructure Investments, the RI Global Infrastructure Fund and/or the RI Global Infrastructure ETF, Co-Investments and Listed Infrastructure Securities. The Fund may make Primary Investments or Secondary Investments in the Underlying Private Funds. The Co-Investments are expected to be sourced, sponsored and/or managed by Co-Investment Providers, including the Primary Co-Investment Provider. Certain of the Fund’s investments in Underlying Private Funds and Co-Investments will be alongside other registered or unregistered funds and accounts managed by RIIA or one of its affiliates.

The Fund will concentrate its investments in Infrastructure Assets. However, the Fund’s Infrastructure Assets are expected to vary across industry sectors and geographies and are allocated strategically by the Advisor and Sub-Advisor.

The Fund may invest, without limit, in instruments that are illiquid. The Fund may also invest, without limit, in securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. The Fund anticipates it will be unable to use its investments in illiquid and unregistered securities and instruments as a source of liquidity for the Fund’s repurchase program.

The Fund may invest globally without restriction. The Fund may invest in any category of Underlying Private Funds, including leveraged and unleveraged funds, in each case as may be established in Organization for Economic Co-operation and Development (“OECD”), a group of nations which are believed to have generally harmonized and stable policies in areas relevant to infrastructure, or non-OECD jurisdictions. The Fund’s investments may include companies that are economically tied to either OECD or non-OECD jurisdictions.

The Fund is a non-diversified fund within the meaning of the 1940 Act and the Advisor does not, and does not expect to, maintain any fixed guidelines for diversifying the Fund’s assets amongst Underlying Private Funds, private infrastructure companies, issuers, industries, countries or strategies. However, the Fund intends to invest in, and to maintain a portfolio of, a diverse and broad range of Infrastructure Assets with numerous individual investment exposures. Among other dimensions of investment diversification, the portfolio is intended to be diversified by (1) sector, such as the digital communications, energy, renewable energy, social infrastructure, transportation and utilities sectors, (2) region, such as U.S., developed and emerging markets, and (3) issuer risk profile, across different operational statuses (such as, for example, assets which are already operational and generating revenue, those which are under construction and those which are in pre-construction development) and business plans (such as, for example, whether the company will seek to grow, will be managed to fulfill a specific contract or will be managed within a regulatory framework).

The Sub-Advisor will invest Fund assets allocated to it primarily in Secondary Investments and also in Primary Investments in Underlying Private Funds.

The Fund may hold investments directly or indirectly through wholly-owned subsidiaries (each, a “Subsidiary”). The Subsidiaries may invest in debt, equity and/or related investments or any other security or other instrument that the Fund may hold directly. References to the Fund include references to any Subsidiary in respect of the Fund’s investments. The Fund does not intend to create or acquire primary control of any entity which engages in investment activities in securities or other assets other than entities wholly owned by the Fund.

The Subsidiaries are managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Advisor and the Sub-Advisor, in managing the Subsidiaries, are subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, industry concentration, brokerage, and the timing and method of the valuation of the Subsidiaries’ portfolio investments and shares. These policies and restrictions are described elsewhere in detail in the SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiaries’ policies and procedures, and makes periodic reports to the Fund’s Board regarding the Fund’s compliance with its policies and procedures. The Fund and its Subsidiaries will test for compliance with certain investment restrictions on a consolidated basis.

The Subsidiaries are not registered under the 1940 Act, and, although the Subsidiaries are subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, the Subsidiaries are not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiaries and the Fund and the Subsidiaries are managed by RIIA (and, as applicable, the Sub-Advisor), making it unlikely that the Subsidiaries will take action contrary to the interests of the Fund or the Fund’s shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including the Fund’s investment in the Subsidiaries, and the Fund’s role as sole shareholder of the Subsidiaries. As noted above, the Subsidiaries will be subject to the same fundamental and non-fundamental investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Changes in law could result in the inability of the Fund and/or the Subsidiaries to operate as described in the Prospectus and SAI and could adversely affect the Fund.

See “Investment Objectives, Policies and Strategies” for additional information.

RIIA’s Principal Investment Strategies for the Fund.

Primary Investments in Underlying Private Funds. The Fund may make Primary Investments in the Underlying Private Funds. Primary Investments, or “primaries,” refer to direct investments in newly established Underlying Private Funds that are early in their lifecycle and have typically not yet begun investing. Primary Investments are made during an initial fundraising period in the form of capital commitments, which are then called down by the Underlying Private Fund and utilized to finance its investments in the companies in which the Underlying Private Fund invests during a predefined period. An Underlying Private Fund’s NAV will typically exhibit a “J-Curve,” undergoing a decline in the early portion of the Underlying Private Fund’s lifecycle as investment-related expenses and fees accrue prior to the realization of investment gains from portfolio investments, with the trend typically reversing in the later portion of the Underlying Private Fund’s lifecycle as portfolio investments are sold and gains from investments are realized and distributed. There can be no assurance that any or all Primary Investments made by the Fund will exhibit this pattern of investment returns and realization of later gains is dependent upon the performance and disposition of each Primary Investment’s portfolio investments. Primary Investments typically have an anticipated holding period from ten to twelve years, including extensions. Underlying assets acquired in Primary Investments typically have an anticipated holding period from five to seven years, with potential variation in holding period depending upon the type of asset or other characteristics. Any individual Primary Investments or underlying assets in the Underlying Private Funds may be held longer than anticipated.

Primary Investments are generally closed-end private funds and only accept new investments during a finite period. Typically, Fund Managers will not launch new funds more frequently than every two to four years. Market leaders generally offer multiple primary investments each year, but they may not offer funds within a given geography or that pursue a certain strategy in any particular year. Accordingly, many funds managed by top-tier private market firms will be unavailable for a Primary Investment at any given time. Because of the limited timeframe of opportunity for investment in any given fund, having a well-established relationship with a Fund Manager is critically important for Primary Investments.

Primary Investments include seasoned primary investments (“Seasoned Primaries”), which are investments made later in an Underlying Private Fund’s lifecycle than typical primaries. Seasoned Primaries may receive earlier distributions, and the investment returns from Seasoned Primaries may exhibit less of a delayed cash flow and return “J-Curve” than other Primary Investments. In addition, Seasoned Primaries may enable the Fund to deploy capital more readily with less uncertainty as to the eventual portfolio composition than other Primary Investments.

Secondary Investments in Underlying Private Funds. The Fund may make Secondary Investments in the Underlying Private Funds. Secondary Investments refer to investments in the Underlying Private Funds through the acquisition of an existing interest by one investor from another in a negotiated transaction. In so doing, the buyer will acquire the existing interest and take on any future funding obligations in exchange for future returns and distributions. Secondary Investments include the growing general partner led secondary market, which has evolved toward sales of a portion of a portfolio, or a specific asset, and continuation vehicles with general partners structuring a vehicle that allows for continued participation in the growth of the remaining assets, or a specific asset, beyond a fund’s traditional exit time frame. Secondary Investments may also include newly established Underlying Private Funds that are fully funded at the time of the Fund’s acquisition.

Secondary Investments may be acquired at a discount to the Underlying Private Fund’s most recently reported NAV. As a result, Secondary Investments acquired at a discount may result in unrealized gains at the time the Fund next calculates its daily NAV, to the extent that the Advisor determines based on the relevant facts and circumstances and in accordance with the Fund’s valuation policies and procedures, to value the holding at such NAV. Because Secondary Investments are generally made when an Underlying Private Fund has exited its initial investment period (typically three to seven years after the fund commences operations) and has deployed a significant portion of its capital into companies in which the Underlying Private Fund invests, Secondary Investments are viewed as more mature investments with greater certainty of portfolio construction and better visibility to the timing of future expected cash flows.

The secondary market continues to evolve and expand. Secondary Investments may include various structures by which the Fund gains exposure to the private markets including those described above and others that share some of the same characteristics.

The Fund may also invest in the equity or debt of structured transactions such as collateralized fund obligations or similar investment vehicles (“CFOs”) that own existing underlying private funds and co-investments. Such investments share the described characteristics of a Secondary Investment.

Unregistered Open-End Fund Investments. The Fund’s investment in Underlying Private Funds may include unregistered open-end funds (“Unregistered Open-End Funds”). Unregistered Open-End Funds typically are evergreen or long duration structures, where the interest of one or multiple investors is acquired by another investor, or an interest is acquired by an investor through the provision of growth or acquisition capital, in both cases typically at NAV. Investments in Unregistered Open-End Funds are similar to Secondary Investments in closed-end Underlying Private Funds in that both involve the acquisition of an interest in what is typically a mature portfolio, and all, or the majority, of capital is deployed at the time of investment, and therefore the impact of the “J-Curve” (which refers to the performance pattern in which an Underlying Private Fund’s NAV typically declines moderately or flattens during the early portion of the Underlying Private Fund’s lifecycle as investment-related fees and expenses accrue prior to the realization of investment gains) may be mitigated. There can be no assurance that any or all Unregistered Open-End

Fund investments made by the Fund will exhibit any particular pattern of investment returns, and realization of later gains is dependent upon the performance of each Underlying Fund’s portfolio investments. In addition to accessing an Unregistered Open-End Fund investment via a subscription to the fund on a primary basis, the Fund may also acquire an interest in an Unregistered Open-End Fund by acquiring existing units or shares from an existing investor in a Secondary Investment transaction.

The RI Global Infrastructure Fund and RI Global Infrastructure ETF. The RI Global Infrastructure Fund and RI Global Infrastructure ETF are managed by RIM and pay an advisory fee to RIM. As a shareholder in the RI Global Infrastructure Fund and/or the RI Global Infrastructure ETF, the Fund will bear its ratable share of the RI Global Infrastructure Fund’s and/or RI Global Infrastructure ETF’s expenses and will remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Holders of Shares of the Fund will therefore be subject to duplicative expenses. The Advisor intends to invest a portion of Fund assets in the RI Global Infrastructure Fund and/or the RI Global Infrastructure ETF, with the percentage of Fund assets invested in the RI Global Infrastructure Fund and/or the RI Global Infrastructure ETF starting at close to 100% and decreasing over time as the Fund ramps up its investments in private assets, and such allocation to the RI Global Infrastructure Fund and/or the RI Global Infrastructure ETF reaches the strategic target allocation of 10-30%. To address any potential duplication of services, the Advisor will waive a portion of its Management Fee for the Fund equal to the RI Global Infrastructure Fund’s and/or the RI Global Infrastructure ETF’s net advisory fee paid indirectly by the Fund (the “Offsetting Waiver”). The Advisor will implement the Offsetting Waiver first and then apply the Expense Agreement. In the first year of operations, the Advisor expects to waive more of its Management Fee than the amount of the Offsetting Waiver in the application of the Expense Agreement to meet the Expense Limit.

Co-Investments. The Co-Investments will be co-investments in the equity and debt of individual private infrastructure companies or assets or a collection of individual private infrastructure companies or assets. The majority of the Co-Investments are expected to be minority investments made alongside one or more investors managed or affiliated with the Co-Investment Providers, such as a fund managed by that Co-Investment Provider, including an Underlying Private Fund in which the Fund is invested. The Co-Investments are illiquid and unlikely to receive meaningful distributions or return of capital until the sponsor has effected a sale or other recapitalization of the asset. The Fund has no ability to influence the timing of sale or recapitalization.

Listed Infrastructure Securities. The Fund will invest in listed equity and debt securities issued by companies that are engaged in the infrastructure business. Infrastructure companies include energy-related companies organized as master limited partnerships and their affiliates. The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. The Fund will invest in fixed-income securities across several investment sectors, including, but not limited to: fixed-income securities rated below investment grade, investment grade corporate bonds, fixed-income securities issued by governmental entities (including supranational entities), their agencies and instrumentalities, and other fixed and floating or variable rate obligations. The Fund may invest in listed equity or debt securities of issuers located in the United States and non-U.S. countries, including emerging market countries. The Fund considers emerging market countries to include every country in the world (including countries that may be considered “frontier markets”) except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Fund may invest in large, medium or small capitalization companies.

Index-Based Investing. The Fund will use an index sampling strategy to seek to purchase equity and fixed income securities in an index. The Fund will use an optimized index-based sampling approach to invest in securities issued by companies that own, operate, manage or otherwise provide essential infrastructure assets and services. The portfolio will be constructed by stratified sampling a subset of a, respectively, an equity index and a fixed income index, in which eligible issues are determined using factor filtering on sector (infrastructure sectors), duration and liquidity score. The resulting subset of issues is then optimized, with risk controls on credit quality and exposure limits on issue and issuer.

Fixed Income Securities. The Fund or Underlying Funds may invest without limit in fixed income securities across several investment sectors, including, but not limited to: fixed income securities rated below investment grade, investment grade corporate bonds, fixed income securities issued by governmental entities (including supranational entities), their agencies and instrumentalities, and other fixed and floating or variable rate obligations. The Fund may invest in such fixed income securities of issuers located in the United States and non-U.S. countries, including emerging market countries.

Equity Securities. The Fund or Underlying Funds may invest without limit in equity securities, including common stocks, preferred stocks, convertible securities, warrants, depositary receipts, equity interests in real estate investment trusts and master limited partnerships. Common stock represents an equity ownership interest in a company, public or private.

Illiquid Investments. The Fund will invest, and the Underlying Funds may invest, without limitation, in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. Liquidity of an investment relates to the ability to dispose easily of the investment and the price to be obtained upon disposition of the investment, which may be less than would be obtained for a comparable more liquid investment. Illiquid investments may trade at a discount from comparable, more liquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary trading market.

Derivatives for Hedging Purposes. The Fund and Underlying Funds may seek to hedge the exposures to any Underlying Investments that are denominated in currencies other than the U.S. dollar against the Fund’s exposure to the U.S. dollar. To implement such hedging, the Fund or Underlying Funds may enter into derivative transactions, including, without limitation, forward currency contracts, currency futures, spot transactions, options and swaps. To the extent that the Fund or an Underlying Fund engages in any such hedging activities, there is no guarantee that the Fund or Underlying Fund will be successful in this endeavor or that any currency hedging activities will not generate losses. To the extent that the Fund engages in any such hedging activities, the Fund’s currency hedges will be reviewed periodically, and the Advisor will endeavor to adjust and rebalance currency hedges from time to time as it may deem appropriate. There is however no obligation to engage in any such currency hedging.

Partners Group (USA)’s Principal Investment Strategies for the Fund.

Partners Group (USA)’s strategy for the Fund will focus on investments in infrastructure assets. There is a focus on capital expenditure (capex)-intensive businesses with contracted, regulated or recurring cash flows, leading market share, high barriers to entry, and low disruption risk.

Partners Group (USA)’s investments in infrastructure assets for the Fund are expected to include primary and secondary investments in certain Underlying Private Funds managed by third-party managers (the “PG-Selected Private Funds”), each of which is an Underlying Private Fund, and the managers thereof, “PG-Selected Private Fund Managers”. Partners Group (USA)’s investment strategy focuses on (i) sourcing and executing acquisitions of single or multi-fund interests from a variety of sellers, (ii) sourcing and investing in extension secondaries, including liquidity solutions, continuation funds, as well as structured secondaries, and (iii) sourcing and investing in bespoke liquidity solutions and unique secondary structures, including fund tender offers, preferred equity financings and stapled primaries into heavily seeded portfolios.

Partners Group (USA)’s investment strategy will focus on value-add and core-plus infrastructure investments primarily in the mid-market segment on a global basis. Such value-add and core-plus infrastructure investments are expected to generate most of their return from fundamental value uplift via growth, as compared to more mature investments. The principal elements of Partners Group (USA)’s investment strategy include investing in those regions, sectors, sub-sectors, thematic opportunities, instruments, vintage years, investment lifecycle stages, PG-Selected Private Fund Managers and assets that Partners Group (USA) believes offer relative value.

Under normal market conditions and after the initial ramp-up period of the Fund, Partners Group (USA)’s investment strategy aims to hold a large number of underlying assets on a look-through basis, invested across multiple sectors, regions, instruments, vintage years, managers and investment lifecycle stages; however, Partners Group (USA)’s investment strategy has no specific sector, region, vintage year, manager or other allocation requirements or limits and any target investment guidelines or concentration guidelines may be adjusted by Partners Group (USA), based inter alia on the amount of the investment strategy’s assets, the availability of investments and Partners Group (USA)’s assessment of the relevant investment opportunities.

Partners Group (USA)’s principal investments for the Fund will include:

•

PG-Selected Secondary Investments. PG-Selected secondary investments are interests in existing PG-Selected Private Funds that are acquired in privately negotiated transactions, typically after the end of the PG-Selected Private Fund’s fundraising period (“PG-Selected Secondary Investments”). PG-Selected Secondary Investments may play an important role in the Fund because they may allow the Fund to avoid some of the fees charged by underlying fund managers, and secondaries may exhibit little or none of the “J-curve” characteristics associated with primary investments. In addition, secondaries typically provide earlier distributions than primaries and may provide arbitrage opportunities. The ability to source and value potential investments is crucial for success in PG-Selected Secondary Investments, and the nature of the process typically requires significant resources.

•	PG-Selected Primary Investments. PG-Selected primary investments are interests or investments in newly established PG-Selected Private Funds (“PG-Selected Primary Investments”). Most PG-Selected Private Fund Managers raise new funds only every two to four years, and many top-performing funds may be closed to new investors. Because of the limited windows of opportunity for making investments in particular funds, Partners Group (USA) having strong relationships with leading firms is highly important with respect to the PG-Selected Primary Investments.

PG-Selected Primary Investments will typically require the Fund to subscribe for an interest in the PG-Selected Private Fund during an initial fundraising period for such Underlying Private Fund, and the Fund’s and other investors capital commitments to the PG-Selected Private Fund will then be used to fund investments by the PG-Selected Private Fund in several individual operating companies (typically ten to thirty) during a defined investment period. The investments of the PG-Selected Private Fund are usually unknown to both the Fund and Partners Group (USA) at the time of commitment by the Fund, and primary investors (including the Fund) typically have little or no ability to influence the investments made during the PG-Selected Private Fund’s life. Because the Fund and other primary investors in the PG-Selected Private Fund must rely on the expertise of the PG-Selected Private Fund Manager, an accurate assessment of the PG-Selected Private Fund Manager by Partners Group (USA) is essential for investment success.

PG-Selected Primary Investments typically exhibit a value development pattern, commonly known as the “J-curve”, in which the net asset value typically declines moderately during the early years of the PG-Selected Private Fund’s life as investment related fees and expenses are incurred before investment gains have been realized. As the PG-Selected Private Funds mature and investments in the PG-Selected Private Fund are sold, the pattern typically reverses with increasing net asset value and distributions.

Expenses incurred with respect to the Fund’s investments in Underlying Private Funds selected by Partners Group (USA) generally will be allocated among the Fund and Partners Group (USA)’s and its affiliates’ other clients participating in such investments. With respect to each Fund investment in which any co-investor of Partners Group (USA) or its affiliates co-invests with one or more funds (including the Fund) or separate accounts managed by Partners Group (USA) or its affiliates, investment expenses or indemnification obligations related to such investments are generally borne by such funds (including the Fund) or separate accounts and such co-investor(s) in proportion to the capital committed by each to such investment.

Broken deal expenses with respect to Underlying Private Fund investments selected by Partners Group (USA) are generally allocated entirely to funds (including the Fund) or separate accounts discretionarily managed by Partners Group (USA) or its affiliates that would be allocated the relevant potential, but ultimately unconsummated, investment and not to any co-investor of Partners Group (USA) or its affiliates allocated to such proposed investment. Discretionarily managed funds (including the Fund) or separate accounts managed by Partners Group (USA) or its affiliates typically have priority allocation rights to investments while co-investors have no such rights but typically participate to enable a transaction considered beneficial for the discretionarily managed funds (including the Fund) or separate accounts managed by Partners Group (USA) or its affiliates participating therein as such funds’ and separate accounts’ collective appetite alone is typically insufficient to consummate such transactions. Accordingly, amongst such discretionarily managed funds (including the Fund) or separate accounts managed by Partners Group (USA) or its affiliates, each shall bear the entire amount of broken deal expenses incurred, in proportion to the capital they would have committed to the contemplated unconsummated investment, save for certain initial stage broken deal expenses which may be allocated to funds (including the Fund) and separate accounts managed by Partners Group (USA) or its affiliates (and not to co-investors of Partners Group (USA) and its affiliates) based on such funds’ and accounts’ investment objectives rather than a planned allocation to an investment.

Notwithstanding the above, Partners Group (USA) or its affiliates may enter into separate arrangements with clients and co-investors in connection with the payment of investment related expenses (including broken deal expenses); such arrangements shall not disadvantage any discretionarily managed funds or separate accounts managed by Partners Group (USA) or its affiliates.

Additional Investment Strategies.

In addition to the principal investment strategies described above, the Fund’s or Underlying Funds’ portfolios may include some combination of the following types of securities, instruments or investments. There is no guarantee the Fund or the Underlying Funds will invest in all of the types of securities, instruments and investments that are described herein.

Private Debt. The Fund or Underlying Funds may invest in the private debt of infrastructure asset owners or infrastructure service providers. Private debt is a common term for loans and similar investments typically made in private companies that are generally negotiated directly with the borrower. Private debt investments may be structured using a range of financial instruments, including but not limited to, first and second lien senior secured loans, unitranche debt, unsecured debt, and structurally subordinated instruments. From time to time these investments might include equity features such as warrants, options, common stock or preferred stock, depending on the strategy of the investor and the financing requirements of the company or asset. The Fund’s private debt investments may be rated below investment grade by rating agencies or would be rated below investment grade if they were rated and are sometimes referred to as “junk.” Below investment grade securities have predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal. The Fund or Underlying Funds may invest in all forms of private debt on a global basis.

Other Real Assets. In addition to the Infrastructure Assets, the Fund or Underlying Funds may invest in other real assets, including natural capital and natural resource investments, among other hard asset categories. A common thread across the sub-strategies is that investments typically feature hard assets that are often capital intensive, as well as a component of current yield and an expected insulation of the underlying asset’s appreciation against the effects of inflation. The mix of current yield and growth across the underlying assets will vary depending on the specific asset class and stage of development of the underlying assets.

Natural capital is viewed as an attractive complement to the Fund’s other assets, with its focus on sustainable agriculture, sustainable forestry and other sustainable natural assets. Sustainable agriculture consists of investments in farmland and related supply chain assets, along with biological assets (e.g., crops and livestock) that produce food, fiber, and renewable energy feedstocks. These investments focus on sustainably leveraging the productive capacity of the land base, and supply chains to transform and distribute production to processors, retailers, and industrial buyers, as well as related appreciation of farmland and supply chain assets. Sustainable forestry investments focus on safely and sustainably producing raw materials necessary for production of goods while leveraging sustainable business practices. These materials include outputs such as timber products and pulp for the manufacture of paper products. These investments, along with other real asset investments, have often shown historical returns with a positive correlation to inflation, a low or negative correlation to public and private equities and debt, and low volatility in their overall return profile with resilient asset value attributes through economic and financial cycles.

Real Estate. The Fund or Underlying Funds may invest in companies or assets which have private real estate holdings. Private real estate is a common term for unregistered real estate investments made through privately negotiated transactions. Similar to investments in the infrastructure asset class, real estate investments generally provide investment returns with a mix of current yield and growth across the underlying assets. The ultimate mix will vary depending on the stage of development of the underlying assets. Real estate investments are typically equity investments in the underlying real estate property, but in some cases, may also involve the debt/mortgages supporting the properties.

Non-U.S. Securities. The Fund or Underlying Funds may invest without limit in non-U.S. securities (“Non-U.S. Securities”). Non-U.S. Securities may be U.S. dollar-denominated or non-U.S. dollar-denominated.

Emerging Markets Investments. The Fund or Underlying Funds may invest in securities of issuers located in emerging market countries, including securities denominated in currencies of emerging market countries. The Fund considers emerging market countries to include every country in the world (including countries that may be considered “frontier” markets) except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Foreign Currency Transactions. The Fund’s Shares are priced in U.S. dollars and the distributions paid by the Fund to Shareholders are paid in U.S. dollars. However, a portion of the Fund’s or Underlying Funds’ assets may be denominated in non-U.S. currencies and the income received by the Fund from such securities will be paid in non-U.S.

currencies. The Fund or Underlying Funds also may invest in or gain exposure to non-U.S. currencies for investment or hedging purposes.

Senior Loans. The Fund or Underlying Funds may invest in senior secured floating rate and fixed rate loans or debt (“Senior Loans”). Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior Loans typically have a stated term of between five and nine years and have rates of interest that typically are redetermined daily, monthly, quarterly or semi-annually. Longer interest rate reset periods generally increase fluctuations in the Fund’s NAV as a result of changes in market interest rates. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. Because of prepayments, the Advisor expects the average life of the Senior Loans in which the Fund invests to be shorter than the stated maturity.

Second Lien Loans. The Fund or Underlying Funds may invest in second lien or other subordinated or unsecured floating rate and fixed rate loans or debt. Second lien loans have the same characteristics as Senior Loans except that such loans are second in lien property rather than first.

Unitranche Loans. The Fund or Underlying Funds may invest in unitranche loans. Unitranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid after the first out tranche is paid. The Fund or Underlying Funds may participate in “first out” and “last out” tranches of unitranche loans and make single unitranche loans.

Mezzanine Loans. The Fund or Underlying Funds may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants.

Preferred Securities. The Fund or Underlying Funds may invest in preferred securities. There are two basic types of preferred securities: traditional preferred securities and trust preferred securities.

Traditional Preferred Securities. The Fund or Underlying Funds may invest in traditional preferred securities. Traditional preferred securities generally pay fixed or adjustable rate dividends (or a combination thereof—e.g., a fixed rate that moves to an adjustable rate after some period of time) to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders.

Trust Preferred Securities. The Fund or Underlying Funds may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Restricted Securities. The Fund or Underlying Funds may invest in securities that are not registered under the Securities Act of 1933 (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets.

Repurchase Agreements and Purchase and Sale Contracts. The Underlying Funds may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund’s or Underlying Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The risk to the Fund or Underlying Funds is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund or Underlying Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund or Underlying Fund may be delayed or limited. For repurchase agreements held by the Fund, the Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

A purchase and sale contract is similar to a repurchase agreement, but differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund or Underlying Private Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund or Underlying Private Fund will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund or Underlying Private Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Other Management Techniques. The Fund or Underlying Funds may use a variety of other investment management techniques and instruments. The Fund or Underlying Funds may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These types of instruments and techniques may be used for foreign currency exposure management and other bona fide hedging purposes, including to reduce exposure to market securities for purposes of preserving liquidity.

Financial Futures Transactions and Options. The Fund or Underlying Funds may be authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Fund’s or Underlying Funds’ return. Any transactions by the Fund involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Fund or Underlying Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. The Fund or Underlying Funds may invest in futures contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Fund or Underlying Funds may also purchase and sell financial futures contracts on U.S. government securities as a hedge against adverse changes in interest rates, as described below. The Fund or Underlying Funds may purchase and write call and put options on futures contracts on U.S. government securities in connection with its hedging strategies.

The Fund or Underlying Funds also may engage in other futures contracts transactions such as futures contracts on municipal bond indices that may become available if the Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and municipal bonds in which the Fund or Underlying Funds invest to make such hedging appropriate.

Futures Strategies. The Fund or Underlying Funds may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates, changes in foreign currency exchange rates, changes in commodity prices or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund’s or Underlying Funds’ portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of the Fund’s or Underlying Funds’ positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund’s or Underlying Funds’ investments that are being hedged. While the Fund or Underlying Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of the Fund’s or Underlying Funds’ investments being hedged. In addition, the ability of the Fund or Underlying Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to the Fund or Underlying Funds. Employing futures as a hedge also may permit the Fund or Underlying Funds to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Fund or an Underlying Fund intends to purchase a security, the Fund or Underlying Fund may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by the Fund or Underlying Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. The Fund or Underlying Funds may purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, the Fund or Underlying Funds may purchase a call option on a futures contract to hedge against a market advance when the Fund or Underlying Fund is not fully invested. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund or Underlying Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s or Underlying Funds’ portfolio holdings.

Put Options on Futures Contracts. The Fund or Underlying Funds may purchase a put option on a futures contract. A purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Fund or Underlying Funds may purchase a put option on a futures contract to hedge the Fund’s or Underlying Funds’ portfolio against the risk of rising interest rates, changes in foreign currency exchange rates, changes in commodity prices or otherwise.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund or Underlying Funds will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund or Underlying Funds intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

CFTC Regulation. The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. The Advisor on behalf of the Fund, has claimed, or prior to commencement of the Fund’s operations will claim, a temporary exemption from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and RIIA is not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Fund. Additionally, the Fund will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC, and the Advisor is not subject to registration and regulation as a “commodity pool operator” with respect to the Fund. If the Advisor was unable to claim this exemption with respect to the Fund, the Advisor would become subject to registration and regulation as a “commodity pool operator,” which would subject the Advisor and the Fund to additional registration and regulatory requirements and increased operating expenses. In addition, if the Advisor registered as a CPO with the CFTC with respect to the Fund, the CPOs of any shareholders that are pooled investment vehicles may be unable to rely on certain CPO registration exemptions.

Cash or Cash Equivalents. The Fund may also invest in cash or cash equivalents, direct obligations issued or unconditionally guaranteed by the government of any OECD country or issued by any agency thereof, money market instruments, commercial paper or other short-term debt obligations, interest-bearing accounts at a registered broker-dealer, money market mutual funds, certificates of deposit or similar financial instruments maturing within one year from the date of acquisition thereof issued by commercial banks incorporated under the laws of the United States, any state thereof, the District of Columbia, or any other OECD country or political subdivision thereof or repurchase agreements, including overnight repurchase agreements with primary U.S. Federal Reserve Bank dealers collateralized by direct U.S. government obligations or similar arrangements with the central banks of OECD countries.

Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund may invest a portion of the proceeds, which may be a substantial portion, in cash or cash equivalents. In addition, and subject to applicable law, the Fund may hold a portion of the proceeds in cash or cash equivalents to meet operational needs. So as to minimize the impact of holdings in cash or cash equivalents on return while providing the necessary liquidity to support the Fund’s investment strategies and potential Share repurchases, the Fund intends to invest its cash in securities and vehicles that are intended to provide an investment return while offering better liquidity than typical private markets investments, including fixed income, equities and public and private vehicles that derive their investment returns from money market, fixed income and/or equity securities.

The Fund may also invest its cash in the U.S. Cash Management Fund, an unregistered fund advised by RIM, an affiliate of the Advisor, whose investment objective is to seek to preserve principal and provide liquidity and current income (the “Cash Management Fund”). RIM has waived its 0.05% advisory fee with respect to cash invested in the Cash Management Fund. Russell Investments Fund Services, LLC, an affiliate of the Advisor, charges a 0.05% administrative fee to the Cash Management Fund. The Cash Management Fund invests in a portfolio of high quality U.S. dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks; (2) commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts; (3) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit; (4) Yankee Bonds; (5) other money market funds; (6) demand notes; (7) repurchase agreements; (8) investment-grade municipal debt obligations; (9) securities issued or guaranteed by the U.S. government or its agencies; (10) variable and floating rate securities; and (11) asset backed securities.

LEVERAGE

The Fund will use leverage to seek to achieve its investment objective. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage. The Fund may use leverage to fund investments and to manage timing issues in connection with the acquisition of the Fund’s investments (e.g., to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of redemption proceeds from other investments) and to fund quarterly repurchases of the Fund’s outstanding shares. The Fund may leverage its portfolio through secured borrowing arrangements, including facilities secured by the Fund’s private investments, cash and/or publicly traded securities. The Fund is permitted to borrow money in an amount up to 33 1/3% of its total assets (the “Asset Coverage Requirement”). The Fund expects to enter into a secured borrowing arrangement within its first twelve months of operations.

The Private Infrastructure Investments and other securities, instruments or companies in which the Fund invests directly or indirectly (collectively, the “Underlying Investments”) may also utilize leverage in their investment activities but are generally not subject to the Asset Coverage Requirement. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged Underlying Investments and, as a result, the volatility of the value of Shares may be substantial, especially during times of a “credit crunch” (meaning periods in which there is a substantial decline in lending activity by financial institutions and in the availability of loans and other forms of credit) and/or general market turmoil, such as that experienced during late 2008 or the global pandemic. In general, the use of leverage by the Fund’s Underlying Investments may increase the volatility of their values and of the value of the Shares.

The use of leverage can create additional risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of Shares. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per Share of an applicable class to a greater extent than if the Fund did not utilize leverage. When the Fund is using leverage, its NAV and rate of distribution will be more volatile. The Fund’s leveraging strategy may not be successful. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Underlying Investments at inopportune times, which may further depress the returns of the Fund.

Certain types of leverage by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Advisor does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with its investment objective and policies if the Fund were to utilize leverage.

Additional risks associated with the Fund’s use of leverage are discussed in “Risks—Principal Investment-Related Risks—Leverage Utilized by the Fund.”

Derivatives and Other Leveraged Transactions

The Fund may also enter into derivative transactions that have leverage embedded in them. Derivative and other leveraged transactions that the Fund may enter into and the risks associated with them are described elsewhere in this Prospectus. There can be no assurance that investments in derivative transactions that have leverage embedded in them will result in a higher return on the Shares. Under Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivatives and certain other leveraged transactions in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. See “Investment Policies and Risks—Other Risks—Regulatory Changes” in the SAI.

Temporary Borrowings

The Fund may also borrow money from other lenders as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

RISKS

An investment in the Fund, like any investment, has risks. The value of the Fund will fluctuate and you could lose money. Please refer to the discussion below and the Fund’s SAI for a discussion of risks associated with types of securities held by the Fund and Underlying Funds and the investment practices employed by the Fund and Underlying Funds. An investment in the Fund should only be considered by persons who can afford a loss of their entire investment.

The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The risks described below that are associated with investing in the Underlying Funds are also risks of investing in the Fund as a result of its investment in the Underlying Funds.

General Risks

No Operating History. The Fund is a newly formed non-diversified, closed-end management investment company with no performance history that Shareholders can use to evaluate the Fund’s investment performance. The initial operating expenses for a newly formed fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. In addition, the Underlying Funds may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance. As a new fund, there is no assurance that the Fund will grow or maintain an economically viable size, which may result in increased Fund expenses or a determination to liquidate the Fund.

Closed-end Interval Fund. The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop in the foreseeable future. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from registered open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Periodic Repurchase Offers. The Fund’s requirement to make quarterly repurchase offers presents certain risks. The repurchase offers will require that the Fund maintain certain levels of liquidity in order to repurchase tendered Shares, which may limit the ability of the Fund to achieve its investment objective. The Fund’s repurchases of Shares in the absence of sufficient new sales of the Fund may result in diminution of the size of the Fund, which may decrease the Fund’s investment opportunities and alter the composition of the Fund portfolio. Share repurchase offers and borrowings to finance the repurchases may increase the Fund’s expense ratios and increase portfolio turnover. To the extent the Fund has invested in foreign markets, currency fluctuations between the date of the repurchase pricing date and the tender of the Shares may result in a decrease of share value. The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings (including up to the maximum amount permitted under the 1940 Act), or the liquidation of portfolio securities. The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. A failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. If the asset coverage declines to less than 300% (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement. If the Fund sells its more liquid, higher quality portfolio securities to purchase Shares that are tendered, remaining shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets. To the extent the Fund liquidates its portfolio securities to fund its Share repurchases, such liquidation may detrimentally impact the ability of the Fund to qualify as a regulated investment company under the Code and may impact the market for the securities being sold which may, in turn, diminish the value of an investment in the Fund.

Liquidation Risk. The Board may determine at any time and in its discretion that it is in the best interests of the Fund and its Shareholders to liquidate and dissolve the Fund. Pursuant to the Fund’s Declaration of Trust, the dissolution of the Fund requires the affirmative vote of at least 80% of the Fund’s Trustees. A Shareholder vote is not required to liquidate or dissolve the Fund.

Liquidation Scenarios. If the Board were to vote to dissolve and liquidate the Fund and the Fund’s investment portfolio is substantially illiquid, the Advisor and Sub-Advisor would not likely be able to liquidate the Fund’s remaining assets in a short period of time. Rather, the Fund’s assets would likely be liquidated over an extended period of time, which could amount to several years or longer and, during such a liquidation period, Shareholders remaining in the Fund would be subject to, among other risks, (i) the risk that these remaining assets may fluctuate in value prior to their ultimate disposition, (ii) the risk that the Fund may not realize what the Advisor or Sub-Advisor believes to be the optimal value for such assets upon their disposition, (iii) the risk that the Fund may be forced to dispose of assets at a loss or may not be able to realize any significant profit from the investment position, and (iv) the risk that the Fund may lose the entire value of an investment upon its disposition. Additionally, the Fund may choose to hold its remaining assets in a liquidating trust or other similar vehicle, which would be organized for the primary purpose of liquidating and distributing the assets transferred to it and would not be a registered investment company, and the value of such assets would further be reduced by any expenses incurred by such liquidating trust. Moreover, it is likely that any assets remaining in the Fund or a liquidating trust (or similar vehicle) after an initial round of liquidation will be illiquid. In such a liquidation scenario, Shares will be entirely illiquid, and Shareholders should expect to have to bear the risks of having invested in the Fund for an indefinite period of time, should not expect to receive cash liquidating distributions within any set period of time or on a regular basis, and should not expect to realize the full NAV per Share of the applicable class of the Fund on the date the Board determines to dissolve the Fund.

Valuation of the Fund’s Private Investments. The valuation of the Fund’s investments in private assets selected by the Sub-Advisor is determined on a daily basis by the Advisor, as the Fund’s valuation designee, based in part upon valuation recommendations provided by the Sub-Advisor on a monthly basis. Although such valuation recommendations are provided on a monthly basis, the Fund will provide valuations, and will issue Shares, on a daily basis. The Fund’s private investments are generally illiquid and will not have a readily ascertainable market price and will be fair valued by the Advisor based in part upon the valuation recommendations provided by the Sub-Advisor and based on facts and circumstances determination as a part of the Advisor’s daily fair value determination. The determination of fair value is to a degree subjective, and the Advisor and/or Sub-Advisor may face a conflict of interest with respect to the valuation of private investments to the extent their value may affect the Advisor’s and/or Sub-Advisor’s compensation or its ability to raise additional funds. The Sub-Advisor will provide valuation recommendations at fair value determined in good faith by the Sub-Advisor in accordance with its applicable valuation policies. Because such valuation recommendations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate and may be based on estimates, the Sub-Advisor’s valuation recommendations and the Advisor’s determinations of fair value may differ materially from the values that would have been used if an active market for these non-traded securities existed. Therefore, the valuation of the Fund’s private investments and as a result, the valuation of the Fund’s Shares, may be based on imperfect information and is subject to inherent uncertainties. Due to this uncertainty, the Advisor’s fair value determinations may cause the value of one or more of the Fund’s Underlying Investments on a given date to materially differ from the value that the Fund may ultimately realize upon the sale of such Underlying Investment(s). No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by the Advisor or Sub-Advisor, the accuracy of the valuation recommendations provided by the Sub-Advisor, or the accuracy of the Advisor’s valuations. As a result, the Advisor’s valuation of private investments may fail to match the amount ultimately realized with respect to the disposition of such investments.

The Sub-Advisor’s information could also be inaccurate due to fraudulent activity by the borrower or issuer, mis-valuation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

Valuation of the Fund’s Interests in Underlying Private Funds. The valuation of the Fund’s investments in Underlying Private Funds is determined daily by the Advisor, as the Fund’s valuation designee, based in part upon valuations provided by the Fund Managers or Partners Group (USA) (as applicable) on a quarterly or monthly basis. The valuations provided by Partners Group (USA) for the PG-Selected Private Funds will be based, in turn, on valuations provided by the PG-Selected Private Fund Managers to Partners Group (USA). Although such valuations are provided to the Advisor on a quarterly or monthly basis, the Fund will provide valuations, and will issue Shares, on a daily basis. A large percentage of the securities in which the Underlying Private Funds invest will not have a readily ascertainable market price and will be fair valued by the Fund Manager or the PG-Selected Private Fund Manager. In this regard, a Fund Manager or PG-Selected Private Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Fund Manager’s or PG-Selected Private Fund Manager’s compensation or its ability to raise additional funds. The net asset value reported to the Advisor by the Fund Manager or PG-Selected Private Fund Manager may not represent the price that would be realized in a transaction between market participants on the measurement date and the Advisor’s further adjustment, if any, of such reported values pursuant to its facts and circumstances determination as a part of the Advisor’s daily fair value determination (as described under “Net Asset Value”) may not fully capture any such difference. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Fund Manager or PG-Selected Private Fund Manager, the accuracy of the valuations they provide, the accuracy of the Advisor’s valuations, that the Fund Managers and PG-Selected Private Fund Managers will comply with their own internal policies or procedures with respect to valuation or keeping records thereof, or that the Fund Managers’ or PG-Selected Private Fund Managers’ policies and procedures and systems will not change without notice to the Fund. In addition, the valuations provided by Fund Managers typically will be unaudited and the Advisor, Sub-Advisor and Fund will have no ability to independently verify their accuracy. As a result, a Fund Manager’s or PG-Selected Private Fund Manager’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities. Such valuations may be subjective and could prove, in hindsight, to have been wrong, potentially by significant amounts. A Fund Manager’s or PG-Selected Private Fund Manager’s valuation information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error, and the Fund may not uncover such errors for a significant period of time. Even if the Advisor or Sub-Advisor elects to cause the Fund to sell its interests in an Underlying Private Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Fund Manager’s or PG-Selected Private Fund Manager’s valuations of such interests could remain subject to such fraud or error, and the Advisor, after considering the relevant facts and circumstances as a part of its daily fair value determination, may determine to discount the value of the interests or value them at zero. Investors should be aware that situations involving uncertainties as to the valuations by Fund Managers and PG-Selected Private Fund Managers could have a material adverse effect on the Fund if the Fund Manager’s, PG-Selected Private Fund Manager’s, Advisor’s or Sub-Advisor’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not make an investment in the Fund.

In addition, the valuations of the Underlying Private Funds may be significantly affected by numerous factors, some of which are beyond the Advisor’s, Partners Group (USA)’s and the Fund’s control and may not be directly related to the operating performance of the Underlying Private Funds. These factors include, but are not limited to, changes in regulatory policies or tax guidelines, changes in earnings or variations in operating results, changes in the value of the underlying investments in the Underlying Private Funds, changes in accounting guidelines governing valuation of the Underlying Private Funds or their underlying investments, any shortfall in revenue or net income or any increase in losses from levels expected by investors, departure of key personnel, general economic trends and other external factors, and loss of a major funding source for the Underlying Private Funds.

A Fund Manager’s or PG-Selected Private Fund Manager’s information could also be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

Valuation of Underlying Private Fund Interests Acquired in the Secondary Market. When the Fund acquires a Secondary Investment, the Advisor may rely on values of such investments as most recently reported by the Fund Manager to the seller (the Fund’s predecessor-in-interest) if the Advisor reasonably concludes that the reported value is representative of fair value as of the measurement date, based on the relevant facts and circumstances. The Fund will have no means of independently verifying such reported valuations and may not be able to obtain representations and warranties from sellers in respect of the accuracy of such reported values, and even if the Fund obtains such representations and warranties, the extent of recourse to sellers for breach of such representations and warranties may be limited by the terms of the applicable purchase and sale agreement entered into. As a result, material misrepresentations or omissions of the financial information underlying such valuations may negatively affect the Fund. In addition, any discount or premium, as applicable, to the Underlying Private Fund’s most recently reported value that is implied in the acquisition price paid for the Secondary Investment will be taken into account in the Advisor’s daily fair value determination for the Secondary Investment and may affect the Fund’s net asset value accordingly. To the extent that the Advisor subsequently remeasures the Secondary Investment under its fair valuation process, any implied discount or premium may be effectively adjusted, although there can be no assurance that any such discount will be reversed or that any such mark will be realized on the ultimate disposition of the investment.

Further, there can be no assurance that investments will ultimately be realized for amounts equal to, or greater than, these valuations, or that the past performance information based on such valuations will accurately reflect the realization value of the relevant Underlying Private Fund. The actual realized returns generated by unrealized Underlying Private Funds will depend on, among other factors, success of the relevant Fund Managers and PG-Selected Private Fund Managers in achieving their investment objectives; future operating results; the value of the assets and market conditions at the time of disposition; any related transaction costs and the timing and manner of sale.

Valuation of the Fund’s Investments Sourced By Co-Investment Providers. The Advisor expects that the Co-Investment Providers will provide the Fund with certain reporting and information that the Advisor intends to utilize to assist the Advisor with valuing the investments sourced by the Co-Investment Provider. The Advisor expects that this reporting and information may include quarterly or monthly NAVs for special purpose vehicles that hold the Co-Investments. In determining the daily fair values of the Co-Investments, the Advisor will rely in part on these Co-Investment Provider-reported NAVs, which an independent third-party pricing service engaged by the Fund (the “Pricing Service”) will adjust between reporting dates based on observable market movements and other observable proxies. If a NAV is not provided by a Co-Investment Provider for a given measurement date, the Advisor will fair value the Co-Investment based on information provided by the Co-Investment Provider and/or the Pricing Service and based on the relevant facts and circumstances as part of the Advisor’s daily fair value determination, in each case in accordance with the Fund’s valuation procedures (as described under “Net Asset Value”). The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Valuation information could also be inaccurate due to fraudulent activity, misvaluation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

Valuations Subject to Adjustment. The Fund determines its NAV daily based in part upon the valuations for Underlying Private Funds and Co-Investments reported by the Fund Managers, the PG-Selected Private Fund Managers and the Co-Investment Providers, as applicable. These valuations may not reflect market or other events occurring subsequent to the date on which the Fund Manager, PG-Selected Private Fund Manager or Co-Investment Provider determines the valuation for such Underlying Investments. The Advisor will fair value, based on a facts and circumstances analysis in connection with its daily fair value determination, the Fund’s holdings in such Underlying Investments to reflect such events, consistent with its valuation policies; however, there is no guarantee the Advisor will correctly fair value such investments. Additionally, the valuations reported by Fund Managers, PG-Selected Private Fund Managers and Co-Investment Providers may be subject to later adjustment or revision. For example, fiscal year-end NAV calculations of the Underlying Private Funds provided by Fund Managers may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the valuations of the Fund’s Underlying Investments, and therefore the Fund’s NAV, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Fund Managers or Co-Investment Providers, or revisions to the NAV of the Fund’s Underlying Investments, adversely affect the Fund’s NAV, the remaining outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

Special Tax-Related Risks. Special tax-related risks are associated with an investment in the Fund. The Fund intends to satisfy the requirements each taxable year necessary to qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from the Fund Managers and Sub-Advisor. However, certain of the Underlying Funds are not obligated to disclose the contents of their portfolios and private companies may not be required to disclose their financial information. This lack of transparency may make it difficult for the Advisor to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of underlying investments in which the Fund can invest, which could negatively affect the Fund’s investment performance and ability to meet its investment objective. Furthermore, although the Fund expects to receive information from each Fund Manager and the Sub-Advisor regarding the investment performance of the Underlying Private Funds on a regular basis, in most cases there is little or no means of independently verifying this information and Fund Managers or the Sub-Advisor may not provide this information on a timely basis.

If before the end of any quarter of its taxable year, the Fund believes that it may fail any of the asset diversification requirements, the Fund may seek to take certain actions to avert such a failure. However, certain actions typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the diversification discrepancy) may be difficult for the Fund to pursue because the Fund may be unable to liquidate its interest in an Infrastructure Asset promptly. While the Code ordinarily affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to liquidate a specific asset may limit utilization of this cure period.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at the regular corporate rate without any deduction for distributions to Shareholders, and the Fund generally would not be required to make any distributions. In addition, all distributions (including distributions of net capital gain) to Shareholders would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund’s NAV may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. In addition, while the Fund is a “non-diversified” fund for purposes of the 1940 Act, the Fund intends to maintain its qualification to be treated as a RIC under the Code. To qualify as a RIC under the Code, the Fund must, among other things, diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.”

Multiple Levels of Fees and Expenses. Although in many cases investor access to the Underlying Funds, particularly the Underlying Private Funds, may be limited or unavailable, an investor who meets the conditions imposed by an Underlying Fund may be able to invest directly with the Underlying Fund. By investing in Underlying Funds indirectly through the Fund, the investor bears a portion of the Fund’s Management Fee and other expenses and also indirectly bears a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Underlying Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if they invested in an Underlying Fund directly. Shareholders may also indirectly bear a portion of the expenses of special purpose vehicles through which the Fund may hold certain of its investments.

Reliance on Partners Group (USA). Partners Group (USA) has no responsibility to consult with any investor in the Fund in providing its discretionary asset management services to the Fund. Accordingly, an investor in the Fund must rely upon the abilities of Partners Group (USA), and no person should invest in the Fund unless such person is willing to entrust aspects of the management of the Fund to Partners Group (USA).

Reliance on Key Personnel. The Fund will depend on the investment expertise, skill and network of business contacts of Partners Group (USA) and its affiliates and the Co-Investment Providers. Partners Group (USA) and its affiliates will evaluate, negotiate, structure, execute, monitor and service certain Fund investments. The Fund’s future success will depend to a significant extent on the continued service and coordination of Partners Group (USA) and its investment management team and of the Co-Investment Providers. The departure of certain key personnel of Partners Group (USA) or its affiliates or of the Co-Investment Providers could have a material adverse effect on the Fund’s ability to achieve its investment objective.

The Fund’s ability to achieve its investment objective depends in part on Partners Group (USA)’s ability to identify, analyze, and monitor the PG-Selected Private Funds that meet the Fund’s investment criteria. Partners Group (USA)’s capabilities in structuring the investment process, providing competent, attentive and efficient services to the

Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objective, Partners Group (USA) may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. Partners Group (USA) may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s investment performance.

Active Management Risk. Actively managed investment portfolios are subject to active management risk. Despite strategies designed to achieve the Fund’s investment objective, the values of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. Investments in the Fund could be lost or the Fund could underperform other investments.

Fundamental Investing. Fund Managers or the Sub-Advisor may use a fundamental investment approach. A fundamental investment approach uses research and analysis of a variety of factors to create a forecast of company results, which is used to select securities. The process may result in an evaluation of a security’s value that may be incorrect or, if correct, may not be reflected by the market. Security or instrument selection made on the basis of a fundamental investment approach is subject to significant losses when the actual market prices of securities are materially different from the prices predicted by the forecast resulting from the fundamental analysis. Fundamental analysis is inherently subject to the risk of not having identified all the relevant factors. In addition, the macro-economic factors considered by the Fund Manager or the Sub-Advisor may be difficult to evaluate or implement. Fundamental investing is also inherently subject to the unpredictable duration of periods during which market prices and actual value as determined by such analysis will change. Security or instrument selection using a fundamental investment approach may cause the Fund to underperform other funds with similar investment objectives and investment strategies even in a rising market.

Liquidity Management. The Advisor will maintain certain levels of liquidity in order to repurchase tendered shares, make investments, pay operating expenses and liabilities of the Fund, and for other matters. Estimating the appropriate amount of such liquidity is difficult. Inadequate or excessive liquidity could impair the investment returns of the Fund. If liquidity is inadequate, the Fund may be unable to take advantage of attractive investment opportunities.

Special Purpose Vehicles and Investment Holding Companies. The Fund may from time to time utilize wholly-owned special purpose vehicles or investment holding vehicles for administrative, legal or tax purposes to pursue its investment strategies. The Fund generally covers the additional costs associated with organizing and servicing such vehicles.

Prior Results Not Indicative of Future Performance. The current performance or past performance of the Advisor, the Sub-Advisor and their respective affiliates are not predictive of the Fund’s future performance.

Uncertainty of Future Results; Forward-Looking Statements; Opinions. This Prospectus may contain certain financial or economic projections, estimates and other forward-looking information. This information is based on assumptions of fact and opinion as to future events which the Fund believes to be reasonable when made. There can be no assurance, however, that assumptions made are accurate, that the financial and other results projected or estimated will be achieved, or that similar results will be attainable by the Fund. Past performance cannot be relied on as an indicator of future performance or success. Statements in this Prospectus (including those relating to current and future market conditions and trends in respect thereof) that are not historical facts are based on current expectations, estimates, projections, opinions and/or beliefs of the Advisor and/or Sub-Advisor. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. Moreover, certain information contained in this Prospectus constitutes “forward-looking” statements, which can be identified by the use of forward-looking terminology such as “may,” “can,” “will,” “would,” “seek,” “should,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “continue,” “target,” “believe,” the negatives thereof, other variations thereon or comparable terminology. Due to various risks and uncertainties, including those set forth herein, actual events or results or the actual performance of the Fund may differ materially from those reflected or contemplated in such forward-looking statements.

Co-Investment Providers. The Co-Investment Providers’ personnel have no role in the Advisor’s investment process. However, the Primary Co-Investment Provider may have an economic interest in the Advisor. Any Primary Co-Investment Provider’s economic interest in the Advisor may create an incentive for the Advisor to favor the interests of the Primary Co-Investment Provider over the interests of the Fund in the assessment and selection of certain Underlying Investments, the negotiation of terms, and the exercise of the Fund’s rights in the Underlying Investments sourced by, or sponsored or managed by, the Primary Co-Investment Provider in order to benefit the

Primary Co-Investment Provider economically. However, the Primary Co-Investment Provider will have non-voting interests in the Advisor, has no discretion to select investments on behalf of the Fund and will be unable to control or direct the operations of the Advisor, thereby mitigating the potential conflicts of interest. Affiliates of the Advisor may advise and/or administer other funds or accounts that may allocate to private investments, including Underlying Investments, that are sourced by, or sponsored or managed by, Co-Investment Providers or have other relationships with the Co-Investment Providers, which may also give rise to a conflict of interest. The Fund may also invest in Underlying Private Funds that are managed by the Primary Co-Investment Provider, which also may give rise to a conflict of interest. In addition, conflicts of interest may arise as a consequence of investment management and other financial advisory services in which a Co-Investment Provider and its affiliates are engaged. Because the Co-Investment Providers earn compensation from the investments they manage that are acquired by the Fund, the Co-Investment Providers may face conflicts of interest when deciding which investments to make available to the Fund for its investment.

The Co-Investment Providers provide investment advisory services to a range of clients. Accordingly, although the Co-Investment Providers owe no fiduciary duty to the Advisor or the Fund, the Co-Investment Providers may have financial interests that diverge from those of the Fund, and conflicts of interest may arise with respect to the Co-Investment Providers’ allocation of investment opportunities. Additionally, the Primary Co-Investment Provider will generally and other Co-Investment Providers likely will first allocate investment opportunities to its clients (which for the avoidance of doubt excludes the Fund) before making investment opportunities, if any, available to the Fund for its investment. This creates conflicts of interest whereby clients of the Co-Investment Providers are allocated investment opportunities that are not made available to the Fund. The Co-Investment Providers are engaged in a broad spectrum of activities including sponsoring and managing private investment vehicles and other activities. Those activities may present conflicts if other investment vehicles either compete for the same investment opportunity or pursue investment mandates counter to each other.

Technological Innovations. Current trends in the market generally have been toward disrupting a traditional approach to an industry with technological innovation, and multiple young companies have been successful where this trend toward disruption in markets and market practices has been critical to their success. In this period of rapid technological and commercial innovation, new businesses and approaches may be created that will compete with the Fund and/or its Underlying Investments or alter the market practices the Fund’s strategy has been designed to function within and depend on for investment return. Any of these new approaches could damage the Fund’s Underlying Investments, significantly disrupt the market in which it operates and subject it to increased competition, which could materially and adversely affect its business, financial condition and results of Underlying Investments.

For example, recent technological advances in artificial intelligence and machine learning technologies (collectively, “AI Technologies”), including, for example, the OpenAI ChatGPT applications and derivations thereof (including Partners Group’s proprietary technology, Primera GenAI), create opportunities for the Advisor, the Sub-Advisor, the Fund, Underlying Investments and their respective affiliates, as well as risks. While the Advisor, the Sub-Advisor and their respective affiliates (and certain Underlying Investments) may use certain AI Technologies, with use cases potentially including but not limited to investment activities, operating and other business activities, they may be evaluating further ways to leverage such technologies. Actual usage of such AI Technologies will vary across their businesses, the Fund and Underlying Investments, and while the Advisor, the Sub-Advisor and their respective affiliates may from time to time adopt and adjust usage policies and procedures governing the use of AI Technologies by its personnel, there is a risk of misuse of such AI Technologies.

Further, AI Technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms but it is not possible or practicable to incorporate all relevant data into models that AI Technologies utilize to operate. Therefore, it is expected that data in such models will contain a degree of inaccuracy and error, and potentially materially so, and that such data as well as algorithms in use could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of AI Technologies and could adversely impact the Advisor, the Sub-Advisor, the Fund and/or Underlying Investments to the extent they rely on the work product of such AI Technologies, and they may also be more susceptible to cybersecurity threats given the volume and reliance on data and algorithms inherent in AI Technologies. In addition, the Advisor, the Sub-Advisor, the Fund and/or Underlying Investments could be exposed to risks to the extent third-party service providers or any counterparties use AI Technologies in their business activities. None of the Advisor, the Sub-Advisor, or their respective affiliates are expected to be in a position to control the manner in which third-party products are developed or maintained or the manner in which third-party services utilizing AI Technologies are provided. In addition, AI Technologies may be competitive with the business of Underlying Investments or increase the potential for obsolescence of an Underlying

Investment’s products or services (particularly as the capabilities of AI Technologies improve), and accordingly the increased adoption and use of AI Technologies may have an adverse effect on Underlying Investments or their respective businesses.

Moreover, there can be no assurance that compliance protocols and controls that may be implemented by the Advisor, the Sub-Advisor, the Fund and/or their respective affiliates pertaining to AI Technologies will be successful or that the Advisor, the Sub-Advisor, the Fund and/or their respective Affiliates will be able to identify or prevent any circumvention or violation of such measures.

AI Technologies and their current and potential future applications including in the private investment and financial sectors, as well as the legal and regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of current or future risks related thereto.

Principal Investment-Related Risks

General Economic and Market Conditions. The value of the Fund’s total net assets will fluctuate. To the extent that the Fund’s or an Underlying Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. The use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Fund involves a high degree of risk, including the risk that the Shareholder’s entire investment may be lost. The Fund’s investment performance depends largely upon the Advisor’s and Sub-Advisor’s selection of Infrastructure Assets, including the Underlying Funds, the allocation of offering proceeds thereto and the performance of the Infrastructure Assets. The Fund’s investment activities involve the risks associated with private market investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of the companies in which the Fund invests, changes in the availability or terms of financing, changes in interest rates, changes in commodity prices, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, the imposition of tariffs, public health emergencies, actual or threatened wars or military conflict, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund. Unexpected volatility or lack of liquidity, such as the general market conditions that had prevailed in 2008, could impair the Fund’s profitability or result in its suffering losses

Illiquid and Restricted Securities. The Fund expects to invest in illiquid securities and securities that are not registered under the Securities Act of 1933 (“restricted securities”). There is no regular market for the Fund’s Underlying Investments (and an Underlying Fund’s assets) that are private investments, which typically must be sold in privately negotiated transactions. In many cases, the Fund’s and Underlying Funds’ private investments may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale, and certain private investments may limit or suspend their redemptions. As a result of the absence of a public trading market, the Fund’s and Underlying Funds’ private investments may be illiquid or less liquid and more difficult to value than publicly traded securities. To the extent that the Fund’s or an Underlying Fund’s private investments may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or Underlying Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any unregistered securities held by the Fund or Underlying Funds are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund or Underlying Funds may be required to bear the expenses of registration. The Fund may also receive an in-kind distribution of securities from an Underlying Fund that are illiquid or difficult to value and difficult to dispose of. The illiquid nature of the Fund’s investments may adversely impact the Fund’s investment performance and liquidity, and the Fund may incur substantial fees and expenses in the disposition of such illiquid investments. Certain of the Fund’s or Underlying Funds’ investments in unregistered securities may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund or Underlying Funds may obtain access to material nonpublic information, which may restrict the Fund’s or Underlying Funds’ ability to conduct portfolio transactions in such securities. In some cases, the Fund or Underlying Fund may pay fees such as placement fees to an intermediary in connection with acquiring privately placed securities.

Certain of the Fund’s and the Underlying Funds’ investments may be new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Also, because there may not be an established market price for these securities, the Fund or Underlying Funds may have to estimate their value, which means that their valuation (and thus the valuation of the Fund) may have a subjective element. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the Fund or Underlying Funds decide to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund or Underlying Funds might obtain less favorable pricing terms than when it decided to sell the security.

The risks associated with illiquidity will be particularly acute where the Fund’s or Underlying Funds’ operations require cash (such as in connection with repurchase offers or capital calls), and when the Fund or Underlying Funds pay dividends or distributions, and could result in the Fund or Underlying Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. The Fund anticipates it will be unable to use its investments in illiquid and unregistered securities and instruments as a source of liquidity for the Fund’s repurchase program.

Lack of Transparency. The Advisor, Sub-Advisor and/or their respective affiliates, as applicable, generally will not control the investments or operations of the Underlying Investments. The manager or general partner of an Underlying Fund may employ investment strategies that differ from its past practices and are not fully disclosed to the Advisor and/or Sub-Advisor, as applicable, and that involve risks that are not anticipated by the Advisor and/or Sub-Advisor, as applicable. Some managers of the Underlying Private Funds may have limited operating history, and some have limited experience in executing one or more investment strategies to be employed for an investment. Furthermore, there is no guarantee that the information and reports provided for Underlying Investments will not be fraudulent, inaccurate or incomplete.

Litigation Risks. The Fund will be subject to a variety of litigation risks, particularly if one or more of the Underlying Investments in which it invests faces financial or other difficulties. Legal disputes, involving any or all of the Fund, the Advisor, the Sub-Advisor or their affiliates, may arise from the Fund’s, the Advisor’s, the Sub-Advisor’s or their affiliates’ (as applicable) activities (including as a result of any mergers or acquisitions) and Underlying Investments and could cause reputational damage to, or have a material adverse effect on, the Advisor, the Sub-Advisor, the Fund or their affiliates, as applicable.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions. In addition, the Advisor and Sub-Advisor expect to select Underlying Funds without considering or canvassing the universe of available investment vehicles managed by other managers.

Similarly, identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by a Fund Manager or the Sub-Advisor, it may not be permitted to take advantage of the opportunity to the fullest extent desired. Other investment vehicles sponsored, managed or advised by the Advisor, Sub-Advisor or their affiliates may seek investment opportunities similar to those the Fund may be seeking. The Advisor and Sub-Advisor will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles. See “Conflicts of Interest—The Advisor” and “Conflicts of Interest—The Sub-Advisor” in the SAI.

The Advisor and/or Sub-Advisor, as applicable, may depend on their broader organizations’ relationships with private equity sponsors, investment banks and commercial banks, and the Fund in turn may rely to a significant extent upon these relationships to provide it with potential investment opportunities. If the Advisor, the Sub-Advisor or their broader organizations, as applicable, fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Fund may not be able to grow its investment portfolio.

In addition, the Fund will compete for investments with other investment funds and companies. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may strengthen. Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund. These characteristics could allow competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do. As a result, the Fund may lose investment opportunities if it does not match its competitors’ pricing, terms and structure.

If the Fund is forced to match its competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. Furthermore, many of the Fund’s competitors are not subject to the source-of-income, asset diversification and distribution requirements the Fund must maintain for the Fund’s qualification as a RIC.

Underlying Private Funds Generally. Securities of the Underlying Private Funds, as well as the underlying companies in which the Underlying Private Funds invest, tend to be illiquid and highly speculative. Private funds have generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return. The Fund may invest in Underlying Private Funds that are general or limited partnerships. Partnership units may be less liquid than publicly traded common stock. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification. Additionally, the regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of private investment funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s and/or the Advisor’s legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund and/or the Advisor’s business. There can be no assurances that the Fund or the Advisor will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse. The increased political and regulatory scrutiny of the private funds industry has been particularly acute for the last decade and will likely remain a focus for global regulators. For example, other jurisdictions, including many European jurisdictions, have proposed modernizing financial regulations that have called for, among other things, increased regulation of and disclosure with respect to, and possibly registration of, hedge funds and private equity funds. There is therefore a material risk that regulatory agencies in the U.S., Europe, or elsewhere may adopt burdensome laws (including tax laws) or regulations, or changes in law or regulation, or in the interpretation or enforcement thereof, which are specifically targeted at the private funds industry, or other changes that could adversely affect the Underlying Private Funds and/or the Fund Managers and PG-Selected Private Fund Managers.

Underlying Private Funds are not registered under the 1940 Act, and their managers may not be registered under the Advisers Act. Accordingly, the Underlying Private Funds are not subject to many of the governance, leverage, affiliated-transaction, custody and other protections applicable to registered investment companies. Their assets may be maintained under custody arrangements that provide fewer protections, and fraud, misuse or conversion of assets by a manager, service provider or custodian could result in losses to the Fund.

Termination of the Fund’s Interest in an Underlying Private Fund. An Underlying Private Fund may, among other things, terminate the Fund’s interest in that Underlying Private Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Underlying Private Fund or if the continued participation of the Fund in the Underlying Private Fund would have a material adverse effect on the Underlying Private Fund (or its assets). The Fund’s over-commitment strategy (which is described below under “Commitment Strategy”) may increase the risk that the Fund is unable to satisfy a capital call from an Underlying Private Fund.

Primary Investments in Underlying Private Funds. The market for Primary Investments may be very limited and competitive, and the Primary Investments to which the Fund wishes to allocate capital may not be available at any given time. Primary Investments may be heavily negotiated and may create additional transaction costs for the Fund.

Secondary Investments in Underlying Private Funds. The overall performance of the Fund’s Secondary Investments will depend in part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information, as well as the performance of the underlying assets acquired. Any discount or premium, as applicable, to the Underlying Private Fund’s most recently reported net asset value implied in the acquisition price will be taken into account in the Advisor’s daily fair value determination for the Secondary Investment and may affect the Fund’s net asset value accordingly. to the extent the Advisor subsequently remeasures the Secondary Investment under its fair valuation process, any implied discount or premium may be effectively adjusted, although there can be no assurance that any such discount will be reversed or that any such mark will be realized on the ultimate disposition of the investment. There is a risk that investors exiting an Underlying Private Fund through a secondary transaction may possess superior knowledge regarding the value of their investment, and the Fund may pay more for a Secondary Investment than it would have if it were also privy to such information. Certain Secondary Investments may be purchased as a portfolio, and in such cases the Fund may not be able to carve out from such purchases those investments that the Advisor or Sub-Advisor considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a Secondary Investment in an Underlying Private Fund, the Fund will generally not have the ability to modify or amend such Underlying Private Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments may be greater than those relating to Primary Investments. Where the Fund acquires a Secondary Investment in an Underlying Private Fund, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions of the relevant Secondary Investments and, subsequently, the Underlying Private Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Underlying Private Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Underlying Private Fund, there can be no assurance that the Fund would have such right or prevail in any such claim. The Fund may acquire Secondary Investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including, among other things: (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk. Additionally, the Fund may acquire interests in Secondary Investments through structured transactions such as CFOs or similar investment vehicles that own existing secondaries and co-investments. These structures may impose additional administrative costs that the Fund would not have incurred had it invested in Secondary Investments directly. Secondary Investments held inside of a CFO may be subject to the risks and benefits of leverage at the CFO level. If the Fund acquires a Secondary Investment in an Underlying Private Fund through a CFO, the Fund may be limited in its ability to enforce its rights against such Underlying Private Fund.

The supply and, consequently, the pricing of Secondary Investments is dependent on a number of factors that may be adversely impacted by general conditions in the global financial markets, including the rate at which such Underlying Private Funds are able to deploy capital, the performance and value of investments held by Underlying Private Funds and the ability for such Underlying Private Funds to realize, recapitalize and/or refinance their own investments in order to return capital to their investors. Higher valuations and increased liquidity and return of capital in the private assets investment market may result in fewer attractive investment opportunities being available for the Fund. Further, over the past several years, an ever-increasing number of secondaries investment funds and other capital pools targeted at the secondaries sector have been formed (and many such existing funds have grown substantially in size), and additional capital will likely be directed at this sector in the future. Other investment funds and other institutions currently in existence or organized in the future may have greater access to secondary investment opportunities and greater ability to complete investments than the Fund, or may have different return criteria than the Fund, any of which would afford them a competitive advantage.

There is not an established market for Secondary Investments and although there has been an increasing volume of sales of Secondary Investments, no liquid market is expected to develop. The Fund generally expects to be prohibited by contract or legal or regulatory reasons from selling or transferring Secondary Investment interests without applicable consents. No assurance can be given that, if the Fund were determined to dispose of all or part of a particular Secondary Investment, it could dispose of such Secondary Investment at a prevailing market price, and there is a risk that disposition of such Secondary Investment may require a lengthy time period. These risks can be further increased by changes in the financial condition or business prospects of the Secondary Investments, changes in national or international economic conditions, and changes in laws, regulations, fiscal policies or political conditions of countries in which Investments are located or in which they conduct their business.

The Fund may purchase certain Secondary Investments as a group. Certain of the investments in the group may be less attractive than others, and certain of the investments or the sponsors of the Underlying Private Funds may be more familiar to the Fund than others, or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Fund to carve out from such purchases those investments which the Advisor or Sub-Advisor considers (for commercial, tax, legal or other reasons) less attractive. In addition, it may be more difficult for the Advisor or Sub-Advisor to successfully value and close on investments being sold on a pooled basis. In the instances where a portfolio of interests includes investment funds managed or advised by the Advisor, Sub-Advisor or their Affiliates and/or investment funds where the Advisor or Sub-Advisor hold interests, the Fund will work with the sellers to exclude such funds from the target portfolio. If the transaction is offered on an “all-or-nothing” basis and the sellers do not agree to exclude such funds from the target portfolio, the Fund may not be able to acquire the entire portfolio and participate in the transaction, which may negatively affect the Fund by limiting investment opportunities available to it.

When the Fund acquires Secondary Investments, the Fund will rely on values of such Secondary Investments that are reported by the applicable Underlying Private Fund to the Fund’s predecessor-in-interest (e.g., sellers). The Fund will have no means of independently verifying valuations of such Secondary Investments and may not be able to obtain representations and warranties from sellers in respect of the accuracy of such reported values, and even if the Fund obtains such representations and warranties, the extent of recourse to sellers for breach of such representations and warranties may be limited by the terms of the purchase and sale agreement entered into by the Fund and the sellers. As a result, material misrepresentation or omission of the financial information of the Secondary Investments may negatively affect the Fund. Further, there can be no assurance that the Secondary Investments will ultimately be realized for amounts equal to, or greater than, these valuations, or that the past performance information based on such valuations will accurately reflect the realization value of such Secondary Investments. The actual realized returns generated by unrealized Secondary Investments will depend on, among other factors, success of the fund managers of the Underlying Private Funds in achieving their investment objectives; future operating results; the value of the assets and market conditions at the time of disposition; any related transaction costs and the timing and manner of sale. Valuations are subject to determinations, judgments and opinions, and other third parties may disagree with such valuations.

The secondaries market, and general partner-led transactions in particular, have witnessed increased attention from regulators and investor trade groups. In September 2018, the SEC announced the settlement of an enforcement action brought against a registered investment adviser and one of its founders for failing to disclose material information to limited partners in connection with a general partner-led secondaries transaction. In addition, in April 2019, the Institutional Limited Partners Association, a trade association whose members include institutional limited partners investing in private funds, released a series of recommendations and considerations for market participants to take into account in connection with general partner-led secondary fund restructuring transactions, including with respect to transaction terms and structures, investor engagement and transparency, use of third-party advisors, conflicts of interest and expense allocation. Increased scrutiny of the secondaries market generally, and general partner-led transactions in particular, could have an adverse impact on the Fund and Underlying Private Funds by, for example, limiting the availability of investment opportunities for the Fund if market participants are dissuaded from engaging in private fund restructuring transactions and/or other transactions described herein, if such enhanced scrutiny results in less favorable pricing or terms, delays in transaction closing and/or litigation, expenses and/or other liabilities.

Continuation Funds and Stapled Primary Investments. The Fund may invest in continuation funds which are Underlying Private Funds acquiring one or more assets from an existing vehicle with the same general partner being on both sides of the transaction. Although safeguards are typically established to ensure that the purchase price of the asset(s) being sold is fair and reasonable (such as third-party valuations, advisory committee approvals or fairness opinions), the acquisition of secondary market interests may present additional risks such as difficulty of valuing the relevant asset(s) being sold. Any inaccurate valuation may diminish the potential return of the involved Underlying Private Funds. The Fund may also make stapled primary investments which are transactions whereby a general partner leads the sale of interests in an existing Underlying Private Fund to a buyer concurrently with a primary capital commitment by the buyer to a new Underlying Private Fund raised by the same general partner. Conflicts of interests may arise in relation to stapled primaries as there can be a tension between (i) a general partner’s fiduciary duties owed to investors in the existing Underlying Private Fund to maximize value through the sale of interests in the existing Underlying Private Fund to a buyer, and (ii) the general partner’s desire to obtain capital from the buyer for an investment in the new Underlying Private Fund. There can be no assurance that the resolution of any inherent conflict resulting from a continuation fund transaction or a stapled primary transaction will result in circumstances that favor the Fund.

Commitment Strategy. The Fund may maintain a sizeable cash position in anticipation of funding capital calls. The Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by Underlying Private Funds. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be negative.

The Fund may make an “over-commitment” to an investment from time to time, whereby the Fund may commit to making an investment in an amount that exceeds the ability of the Fund to contribute in full at the time of making the commitment, which could result in an insufficient cash supply to fund unfunded commitments to Underlying Private Funds. Such a short fall would have negative impacts on the Fund, including an adverse impact on the Fund’s ability to pay distributions, repurchase Shares or to meet expenses generally. Moreover, if the Fund defaults on its unfunded commitments or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Underlying Private Fund. Any failure by the Fund to make timely capital contributions in respect of its unfunded commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow, indirectly cause the Fund, and, indirectly, the Shareholders to be subject to certain penalties from the Underlying Private Funds (including the complete forfeiture of the Fund’s investment in an Underlying Private Fund), or (iii) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Liquidity Mismatch. An Underlying Fund’s liquidity terms may differ from those of the Fund. For example, the Fund may invest in an Underlying Fund that permits voluntary withdrawals. In the event that there are substantial withdrawals or redemptions from an Underlying Fund within a limited period of time, the relevant Fund Manager may find it difficult to adjust its asset allocation and trading strategies. Under such circumstances, in order to provide funds to pay withdrawals or redemptions, the Fund Managers may be required to liquidate positions at an inappropriate time or on unfavorable terms. On an ongoing basis, irrespective of the period over which substantial withdrawals or redemptions occur, it may be more difficult for the relevant Underlying Fund to generate additional profits operating on a smaller asset base, which may, as a result of liquidating assets to fund withdrawals or redemptions, adversely affect the Fund’s investment therein.

“J-Curve” Performance Risk. Underlying Private Funds typically exhibit “J-Curve” performance, such that an Underlying Private Fund’s NAV typically declines moderately or flattens during the early portion of the Underlying Private Fund’s lifecycle as investment-related fees and expenses accrue prior to the realization of investment gains. As the Underlying Private Fund matures and as assets are sold, the Advisor believes that the pattern typically reverses with increasing NAV and distributions. There can be no assurance, however, that any or all of the Underlying Private Funds in which the Fund invests will exhibit this pattern of investment returns.

Private Infrastructure Investments. The Fund’s Private Infrastructure Investments involve a number of significant risks, including:

(i)

The companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which the Fund’s holdings could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation and the reduction or loss of the Fund’s investment;

(ii)

The companies typically have limited operating histories, less established and comprehensive product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;

(iii)

Because the companies are privately owned, there is usually little publicly available information about these businesses; therefore, in conducting due diligence on these companies, the Advisor or Sub-Advisor, as applicable, may not be able to obtain all of the material information that would be generally available for public company investments, including financial or other information regarding the companies. Furthermore, there can be no assurance that the information that is obtained with respect to the company is reliable. The Fund will invest in companies for which current, up-to-date financial information is not available if the Advisor or Sub-Advisor, as applicable, determines, based on the results of its due diligence review, that such investment is in the best interests of the Fund and its Shareholders;

(iv)

The companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company and, in turn, on the Fund; and

(v)

Compared to a diversified investment, individual companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Affiliated Fund and ETF Risk. To the extent the Fund holds a large portion of the outstanding shares of the RI Global Infrastructure ETF and/or represents a large percentage of the trading volume of the RI Global Infrastructure ETF, this could prevent the Fund from selling shares of the RI Global Infrastructure ETF at such times or price or in such amounts as it may otherwise desire. In addition, RIIA may have an incentive to consider the effect on the RI Global Infrastructure Fund and/or RI Global Infrastructure ETF in determining whether, and under what circumstances, the Fund purchases and sells shares of such funds. Although RIIA takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.

Securities of Other Investment Companies and Other Pooled Vehicles. Shareholders will bear not only their proportionate share of the Fund’s expenses (including the Fund’s operating expenses and the fees of the Advisor), but also, indirectly, the similar expenses of the underlying investment companies or other pooled vehicles in which the Fund invests, including but not limited to the expenses of special purpose vehicles through which the Fund may hold its Underlying Investments. Shareholders will also be exposed to the risks associated not only to the investments of the Fund but also to the portfolio investments of the underlying investment companies or other pooled vehicles.

Co-Investments and Allocation of Investment Opportunities Risk. The Advisor may, and its affiliates and the Sub-Advisor and/or its affiliates do, advise clients and sponsor, administer, manage and/or advise traditional and non-traditional investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the “Related Investment Accounts”). Certain Related Investment Accounts may have investment objectives and/or utilize investment strategies that are similar or comparable to those of the Fund (the “Related Funds”). As a result, certain investments may be appropriate for the Fund and also for other Related Investment Accounts.

Decisions as to the allocation of investment opportunities among the Fund and other Related Investment Accounts present numerous inherent conflicts of interest, particularly where an investment opportunity has limited availability. In order to address these conflicts of interest, Russell Investments and the Sub-Advisor have adopted allocation policies and procedures that were designed to require that all investment allocation decisions made by the investment team are being made fairly and equitably among Related Investment Accounts over time. Russell Investments’ and the Sub-Advisor’s allocation policies and procedures can be revised at any time without notice to, or consent from, the shareholders.

Subject to applicable law, each of Russell Investments and the Sub-Advisor will allocate opportunities among the Fund and the Related Investment Accounts in their sole discretion. Russell Investments and the Sub-Advisor will determine such allocations among its respective Related Investment Accounts in their sole discretion in accordance with their respective guidelines and based on such factors and considerations as they deem appropriate. Subject to the foregoing and the paragraph below, investment opportunities generally will be allocated among the various Related Investment Accounts for which the investment has been approved fairly and in a manner consistent with applicable co-investment exemptive orders and the Advisor’s and Sub-Advisor’s allocation policies and procedures, as applicable.

Although the Advisor and Sub-Advisor, as applicable, will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles, allocations to such other accounts may reduce the amount and frequency of opportunities available to the Fund.

The 1940 Act imposes significant limits on investments where an affiliate is investing alongside the Fund. The Advisor, Sub-Advisor and the Fund anticipate relying upon exemptive relief from the SEC that permits the Fund to, among other things, invest alongside certain other persons, including certain of the Advisor’s and Sub-Advisor’s affiliates and certain funds managed and controlled by the Advisor, Sub-Advisor or their affiliates, subject to certain terms and conditions (the “Orders”). The Orders contain certain conditions that could limit or restrict the Fund’s ability to participate in such transactions. In such cases, the Fund may participate in such investment to a lesser extent or, under certain circumstances, may not participate in such investment.

Index-Based Investing Risks. The Fund may use index-based strategies, including optimized index sampling, for certain purposes, including to seek to gain desired Fund exposures. Optimized index sampling strategies do not attempt to purchase every security in the reference index, but instead purchase a sampling of securities using optimization, factor filtering (e.g., by sector, duration and liquidity) and risk models. This process involves the analysis of tradeoffs between various factors as well as turnover and transaction costs in order to estimate optimal portfolio holdings based upon a filtered subset of the reference index in order to achieve desired Fund exposures. Optimized index sampling strategies do not seek to fully replicate the reference index and a Fund may not hold all the securities and may hold securities not included in the reference index. A Fund may hold constituent securities of the reference index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause a Fund’s return to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, the portion of a Fund’s portfolio utilizing an index-based strategy is subject to “tracking error” risk, which is the risk that the performance of the portion of a Fund’s portfolio utilizing an index-based strategy will differ from the performance of the reference index it seeks to track due to differences in security holdings, operating expenses, transaction costs, cash flows, operational inefficiencies and tax considerations.

Fixed Income Securities. Fixed income securities generally are subject to the following risks:

(i)

Interest rate risk which is the risk that prices of fixed income securities generally rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed income securities fall and when interest rates fall, prices of fixed income securities rise. Interest rates have recently been increased from historical lows and may continue to increase in the future, though the timing or magnitude of future increases is difficult to predict. As a result, risks associated with rising interest rates are currently heightened. Expectations of higher inflation generally cause interest rates to rise. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. The effect of changing interest rates on financial markets, including negative interest rates, cannot be known with certainty but may expose fixed-income and related markets to heightened volatility and illiquidity. Very low or negative interest rates may magnify interest rate risks. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market and/or if negative interest rates persist for a sustained period of time, investors may seek to reallocate assets to higher-yielding assets which, among other potential consequences, could result in increases in the yield and decreases in the prices of fixed-income investments over time;

(ii)

Market risk which is the risk that the value of fixed income securities fluctuates in response to general market and economic conditions. Fixed income markets have experienced volatility, which may result in increased shareholder redemptions;

(iii)	Company risk which is the risk that the value of fixed income securities fluctuates in response to the performance of individual companies;

(iv)

Credit and default risk which is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk which are often reflected in credit ratings. Fixed income securities may be downgraded in credit rating or go into default. While all fixed income securities are subject to credit risk, lower-rated bonds and bonds with longer final maturities generally have higher credit risks and higher risk of default; and

(v)	Inflation risk which is the risk that the present value of a security will be less in the future if inflation decreases the value of money.

Equity Securities. The Fund may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks. Because the Fund may have exposure to common stocks, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

Leverage Utilized by the Fund. The Fund will use leverage to seek to achieve its investment objective. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage. The Fund may use leverage to fund investments and to manage timing issues in connection with the acquisition of the Fund’s investments (e.g., to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of redemption proceeds from other investments) and to fund quarterly repurchases of the Fund’s outstanding shares. The Fund may leverage its portfolio through secured borrowing arrangements, including facilities secured by the Fund’s private investments, cash and/or publicly traded securities. The Fund is permitted to borrow money in an amount up to 33 1/3% of its total assets (the “Asset Coverage Requirement”). The Fund expects to enter into a secured borrowing arrangement within its first twelve months of operations.

The use of leverage is speculative and involves certain risks. Although leverage will increase the Fund’s investment return if the Fund’s interest in an asset purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, the use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times of a “credit crunch” (meaning periods in which there is a substantial decline in lending activity by financial institutions and in the availability of loans and other forms of credit) or during general market turmoil, such as that experienced during late 2008. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a secured borrowing arrangement; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in its Underlying Investments at inopportune times, which may further depress the returns of the Fund.

The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. A failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). If the asset coverage declines to less than 300% (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.

Master Limited Partnerships (“MLPs”). An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s or an Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes. A distribution by an MLP (that is taxed as a partnership) to the Fund or an Underlying Fund will decrease the Fund’s or Underlying Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be eventually recognized on the sale of such MLP investment. Distributions from an MLP in excess of the Fund’s or an Underlying Fund’s tax basis in the MLP will generally be treated as capital gain. Also, gain or loss recognized on a disposition of an MLP equity security may be recharacterized as ordinary income to the extent attributable to a deemed disposition of MLP assets subject to depreciation recapture or similar items, with the amount of such ordinary income potentially exceeding the gain realized on the disposition or occurring even if there is a net loss on the disposition. The tax treatment of taxable income allocated to the Fund or an Underlying Fund each year by the MLPs will not be known until the Fund or Underlying Fund receives a schedule K-1 for that year with respect to each of its MLP investments.

Exchange-Traded Funds. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. ETF shares can trade at either a discount or premium to their NAV. If an ETF held by the Fund or an Underlying Fund trades at a discount to NAV, the Fund or Underlying Fund could lose money even if the securities in which the ETF invests go up in value. There can be no assurances that an ETF’s investment objectives will be achieved, and ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including management or other fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Privately Held Companies Generally. The Fund’s investment portfolio is expected to consist primarily of securities issued by privately held companies, and operating results of the Fund or these companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses. In some cases, the success of the Fund’s investment strategy will depend, in part, on the ability of the Underlying Private Fund’s management team to restructure and effect improvements in the operations of an Underlying Private Fund. There can be no assurance that such management teams will be able to successfully identify and implement such improvements. An investment in the Fund should only be considered by persons who can afford a loss of their entire investment.

Nature of Private Equity Investments. Private equity securities generally represent the most junior position within an issuer’s capital structure and are therefore subject to the greatest risk of loss. Targeted returns will reflect the assumed level of risk, but there can be no assurance that the Fund will be adequately compensated for risks taken. The Fund would not typically receive interim cash dividends or other distributions on its private equity investments during its holding period, but would seek to realize its entire return upon eventual redemption or sale. The timing of ultimate realization is highly uncertain, as there can be no assurance that the issuer will be able to generate sufficient cash to redeem investors, and these securities will typically have no readily available market for liquidity. As a result, the holding period for these securities may be lengthy.

Nature of Private Debt Investments. The Fund may invest in debt obligations issued by private companies that are not publicly traded and may have limited operating histories, limited financial resources, or significant amounts of debt. These investments may be subject to substantial credit risk, including the risk that a borrower will be unable to make scheduled payments of principal or interest or otherwise satisfy its obligations. The Fund may incur losses if a borrower defaults, becomes insolvent, files for bankruptcy, or undergoes a restructuring.

Debt investments in private companies may be secured by collateral, but the value of the collateral may decline, may be difficult to liquidate, or may be insufficient to repay the investment. In addition, the Fund’s security interest may be subject to prior liens, other creditors’ claims, or legal and practical limitations on enforcement. Even senior or secured debt may lose some or all of its value, and the Fund may be required to participate in a restructuring or enforcement proceeding that could be lengthy and costly.

There may be no active trading market for the Fund’s investments in private-company debt. As a result, the Fund may be unable to sell an investment when it would be advantageous to do so or may be able to sell it only at a substantial discount to its stated or estimated value. The Fund may also be required to hold an investment through a default, restructuring, or other event that materially affects its value. The illiquidity of these investments may make it difficult for the Fund to meet repurchase requests, particularly during periods of market stress.

Private-company debt investments may be subordinated to other indebtedness of the borrower, may be unsecured, or may have limited or no covenant protections. Borrowers may have the ability to incur additional debt, which could rank senior to or equally with the Fund’s investment and could reduce the Fund’s recovery in a default. Changes in interest rates, economic conditions, industry conditions, borrower performance, or the availability of financing may adversely affect the value and income of these investments. The Fund’s investments may also be subject to prepayment, refinancing, extension, and reinvestment risks, which may reduce the Fund’s expected income or total return.

Investments in the Equity and Debt Securities of Small or Middle-Market Privately Held Companies. The Fund’s and Underlying Funds’ investments may include equity and debt investments in small and/or less well-established privately held companies. While smaller private companies may have potential for rapid growth, investments in private companies pose significantly greater risks than investments in public companies. For example, private companies:

•	have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress;

•	may have limited financial resources and may be unable to meet their obligations under their debt securities, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of realizing any guarantees that may have obtained in connection with the investment;

•	may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•	generally, are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a company in which the Fund or an Underlying Fund invests and, in turn, on such Fund or Underlying Fund; and

•	generally, have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies, as these securities typically are less liquid, traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time. Further, smaller capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations or may have difficulty in repaying any loans.

In addition, investments in private companies tend to be less liquid. The Private Infrastructure Investments, and the securities of many of the companies in which the Underlying Private Funds invest, are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors only. Such securities may be subject to legal and other restrictions on resale. As such, the Fund and Underlying Private Funds may have difficulty exiting such investments promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of target companies in which the Fund or an Underlying Fund invests may affect such Fund’s or Underlying Private Fund’s investment returns.

Industry Concentration Risk. By concentrating in Infrastructure Assets, the Fund carries much greater risk of adverse developments in the infrastructure industry than a fund that invests in a wide variety of industries. The Fund may not invest more than 25% of its total assets in securities of issuers in any one industry, except that the Fund will invest more than 25% of its total assets in Infrastructure Assets. In addition, the Fund also may focus its investments in other infrastructure-related sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications. The Advisor and Sub-Advisor retain broad discretion to allocate the Fund’s investments across various sectors and industries. In addition, an Underlying Private Fund’s investment portfolio may consist of a limited number of companies and may be concentrated in a particular industry area or group. Accordingly, the Fund’s investment portfolio may at times be significantly concentrated as to managers, geographies, industries and individual companies. Such concentration creates an increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund is, however, subject to the asset diversification requirements applicable to RICs.

Additional Infrastructure Assets Risks. The Fund and Underlying Funds will invest, directly or indirectly, in infrastructure. Because the Fund concentrates (i.e., invests more than 25% of its assets) its investments in Infrastructure Assets, the Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. Infrastructure Assets may be subject to a variety of risks, not all of which can be foreseen or quantified, including: (i) the burdens of ownership of infrastructure: (ii) local, national and international political and economic conditions; (iii) the supply and demand for services from and access to infrastructure; (iv) the financial condition of users and suppliers of Infrastructure Assets; (v) changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of Infrastructure Assets difficult or impracticable; (vi) changes in regulations, planning laws and other governmental rules; (vii) changes in fiscal and monetary policies; (viii) under-insured or uninsurable losses, such as force majeure acts and terrorist events; (ix) reduced investment in public and private infrastructure projects; and (x) other factors which are beyond the reasonable control of the Fund or the Underlying Funds. Many of the foregoing factors could cause fluctuations in usage, expenses and revenues, causing the value of investments to decline and a material adverse effect on an Underlying Investment’s performance. In addition to the other risks discussed in this Prospectus and the SAI, the Fund will be subject to the following risks with respect to certain types of infrastructure companies in which it may directly or indirectly invest:

•	Digital communication infrastructure companies are subject to risks involving changes in government regulation, competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence and large capital expenditures and debt burdens.

•	Energy infrastructure companies are subject to adverse changes in fuel prices, the effects of energy conservation policies and other risks, such as increased regulation, negative effects of economic slowdowns, reduced demand, cleanup and litigation costs as a result of environmental damage, changing and international politics and regulatory policies of various governments. Natural disasters or terrorist attacks damaging sources of energy supplies will also negatively impact energy infrastructure companies.

•	Renewable energy infrastructure companies are subject to risks including variability in the price of electricity, dependence on access to electricity transmission networks and physical pathways to market, periodic grid congestion which can curtail access to the electricity grid for the electricity produced, high dependency upon on government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets, adverse impacts from the reduction or discontinuation of tax benefits and other similar subsidies that benefit sustainable infrastructure companies, dependency on suitable weather condition and risk of damage to components used in the generation of renewable energy by severe weather, the use of newly developed, less proven, technologies and the risk of failure of new technology to perform as anticipated, and dependence on a limited number of suppliers of system components and the occurrence of shortages, delays or component price changes.

•	Social infrastructure companies/issuers, whose principal business activity is typically providing infrastructure services to institutions such as municipalities, universities, schools and hospitals, are subject to government regulation and the costs of compliance with such regulations and delays or failures in receiving required regulatory approvals. The enactment of new or additional regulatory requirements may negatively affect the business of a social infrastructure company.

•	Transportation infrastructure companies can be significantly affected by economic changes, fuel prices, labor relations, insurance costs and government regulations. Transportation infrastructure companies will also be negatively impacted by natural disasters or terrorist attacks.

•	Utilities company revenues and costs are subject to regulation by states and other regulators. Regulatory authorities also may restrict a company’s access to new markets. Utilities companies may incur unexpected increases in fuel and other operating costs. Utilities companies are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation.

Securities, instruments and obligations of infrastructure-related companies and projects are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies and projects also may be affected by or subject to (i) regulation by various government authorities, including rate regulation; (ii) service interruption due to environmental, operational or other mishaps; (iii) the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and (iv) general changes in market sentiment towards infrastructure and utilities assets.

Political and regulatory considerations and popular sentiments could also affect the ability of the Fund or the various companies, ventures and businesses in which the Fund directly or indirectly invests to buy or sell investments on favorable terms. Infrastructure assets can have a narrow customer base. Should any of the customers or counterparties fail to pay their contractual obligations, significant revenues could cease and become irreplaceable. This would affect the profitability of the Infrastructure Assets. Infrastructure projects are generally heavily dependent on the operator of the assets. There are a limited number of operators with the expertise necessary to successfully maintain and operate infrastructure projects. The insolvency of the lead contractor, a major subcontractor or a key equipment supplier could result in material delays, disruptions and costs that could significantly impair the financial viability of an infrastructure investment project and in turn the Fund’s direct or indirect investment therein.

The Fund’s Infrastructure Assets will be subject to the risks incidental to the ownership, construction and operation of infrastructure assets, including risks associated with the general economic climate, geographic or market concentration, the ability of the Advisor and Sub-Advisor to manage the investment, technical problems, financial failures of operating or construction, sub-contractors, government regulations, and fluctuations in interest rates. Since investments in infrastructure and similar assets, like many other types of long-term investments, have historically experienced significant fluctuations and cycles in value, specific market conditions may result in occasional or permanent reductions in the value of an investment.

In addition, general economic conditions in relevant jurisdictions, as well as conditions of domestic and international financial markets, may adversely affect operations of the Infrastructure Assets. In particular, because of the long lead-time between the inception of a project and its completion, a well-conceived project may, as a result of changes in investor sentiment, the financial markets, economic, regulatory or other conditions prior to its completion, become an economically unattractive investment. With respect to investments in the form of real property (if any), the Fund will incur the burdens of ownership of real property, which include the paying of expenses and ad valorem and other real property taxes, maintaining such property and any improvements thereon, and ultimately disposing of such property.

Infrastructure Assets are also subject to the following risks:

•	Construction Risk. There is a degree of risk associated with the construction of infrastructure assets, including the risk that a project will not be completed within budget, within the agreed timeframe and/or to the agreed specifications. An infrastructure company may seek to mitigate the exposure by transferring some or all of such risks from the relevant company to the relevant construction contractors under the terms of the construction contract, including a requirement for payment of liquidated damages by the construction contractor. However, should any of the above risks materialize in relation to any infrastructure company, they could have a material adverse effect on the value of the relevant investment which could, in turn, have a corresponding effect on the Fund’s performance.

Under certain circumstances, (for example, where an infrastructure company itself causes the delay), the expected construction completion date may be extended under the contract, and the construction contractor will only be obliged to pay liquidated damages to the infrastructure company for late completion if construction is not completed by that later date. Where an infrastructure company, or an infrastructure company and the construction contractor jointly, have contributed to a delay or a budget overrun, the liquidated damages provisions of the construction contract may not be enforceable.

An infrastructure company may remain at risk if, following construction completion, as a result of site defects or contamination of the site that were not discovered or were caused by the construction contractor. There may be a limit to the liquidated damages available to the infrastructure company from the construction contractor, particularly in the event of the construction contractor’s financial failure. Consequently, the infrastructure company may not be able to recoup all damages/losses incurred as a result of a time delay or budget over-run.

•	Subcontractors. Infrastructure Assets may involve the subcontracting of design and construction activities in respect of projects. The subcontractors responsible for the construction of a project asset will normally retain liability in respect of design and construction defects following the construction of the asset, subject to liability caps and statutory limitations. The contractual arrangements made by an infrastructure company or a third-party management company may not be as effective in passing on risks to its subcontractors as intended and this may result in unexpected costs or a reduction in expected revenues for the infrastructure company and the Fund. Certain provisions in sub-contracts intended to pass risk could be ineffective. In addition to this financial liability, the construction subcontractors may also have an obligation to return to the site in order to carry out any remedial works required for a pre-agreed period. The Fund or an infrastructure company may not normally have recourse to any third party for any defects which arise after the expiry of limitation periods. If a subcontractor to a third-party management company fails to perform the services which it has agreed to provide, an infrastructure company may fail to meet the service standards it has agreed with certain counterparties and there may be a reduction in the actual income received that was anticipated by the infrastructure company and/or claims by the counterparties against the infrastructure company for damages. These reductions and/or claims are typically passed on to the relevant subcontractor, subject to any contractual liability caps. If there is a subcontractor service failure and the relevant subcontractor or its guarantors or insurers fail to meet their obligations in respect of the liabilities that have been passed on to them, then, to the extent the liability cannot be set off, the infrastructure company will not be compensated for any reductions in payments and/or claims made by counterparties which they may suffer as a result of the subcontractor’s service failure. Ultimately such service failure could lead to termination of a project agreement.

In some instances, a single subcontractor may be responsible for providing services to various Infrastructure Assets. In such instances, the default or insolvency of such single subcontractor could adversely affect a number of the Infrastructure Assets. If there is a subcontractor service failure which is sufficiently serious to cause an infrastructure company or third-party management company to terminate a subcontract, or an insolvency in respect of a subcontractor, or a counterparty requires an infrastructure company to terminate a sub-contract in such event, there may be a loss of revenue during the time taken to find a replacement subcontractor and the replacement subcontractor may levy a surcharge to assume the subcontract or charge more to provide the services. There will also be costs associated with the re-tender process. These may not be recoverable from the defaulting subcontractor.

•	Development Risk. Successful development of new or expansion projects may require the involvement of a broad and diverse group of stakeholders who will either directly influence or potentially be capable of influencing the nature and outcome of the project. Such characteristics may include, without limitation, political or local opposition, receipt of regulatory approvals or permits, site or land procurement, environment-related issues, construction risks and delays, labor disputes, counterparty non-performance, project feasibility assessment and dealings with and reliance on third-party consultants. When making an investment, value may be ascribed to potential development projects that do not achieve successful implementation, potentially resulting in lower than expected returns for the Fund.

•	Environmental Risks. The operations of an infrastructure company are subject to numerous statutes, rules and regulations relating to environmental protection. There is the possibility of existing or future environmental contamination, including soil and groundwater contamination, as a result of the spillage of hazardous materials or other pollutants.

Under various environmental statutes, rules and regulations of the appropriate jurisdiction, a current or previous owner or operator of real property may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials. These laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of hazardous materials. The presence of these hazardous materials on a property could also result in personal injury, property damage or similar claims by private parties.

Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of those materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person.

Any liability of an infrastructure company resulting from non-compliance or other claims relating to environmental matters could have a material adverse effect on the value of such investments held directly or indirectly by the Fund.

•	Asset Maintenance Costs Risks. An infrastructure company may be exposed to underlying lifecycle and asset maintenance costs associated with its investments. The cost of repairing or replacing damaged assets could be considerable. Repeated or prolonged interruption may result in a permanent loss of customers, substantial litigation or penalties or regulatory or contractual non-compliance. Moreover, any loss from such events may not be recoverable under relevant insurance policies.

During the period of ownership, certain assets (such as turbines and machinery) may need to be replaced or undergo a major refurbishment. The timing of such replacements or refurbishments is forecast based upon expert advice. However, shorter-than-anticipated asset lifespans, or costs or inflation that are higher than were forecast, may result in lifecycle costs exceeding anticipated amounts. Any cost implication, not otherwise passed down to sub-contractors, will generally be borne by the infrastructure company.

•	Rate Regulation. Infrastructure assets may be subject to rate regulation by government agencies because of their unique position as the sole or predominant provider of services that are essential to the community. As a result, infrastructure companies might be subject to unfavorable price regulation by government agencies, which could adversely affect the overall profitability of any particular infrastructure project subject to such rate regulation. Infrastructure companies may be subject to rate regulation that determines or limits the prices it may charge, particularly if the infrastructure company is the sole or predominant service provider in its service area or provides services that are essential to the community. In addition, infrastructure companies may be subject to unfavorable price determinations that may be final with no right of appeal or that, despite a right of appeal, could result in its profits being negatively affected or investments not meeting initial return expectations.

•	Unforeseen Events Risk. The use of infrastructure assets may be interrupted or otherwise affected by a variety of events outside an infrastructure company’s or the Fund’s control, including serious traffic accidents, natural disasters (such as fire, floods, earthquakes and typhoons), man-made disasters (including terrorism), defective design and construction, slope failure, bridge and tunnel collapse, road subsidence, fuel prices, environmental legislation or regulation, general economic conditions, labor disputes and other unforeseen circumstances and incidents. Certain of these events have affected toll roads, bridges, tunnels and other infrastructure assets in the past, and if the use of the infrastructure assets operated by investments is interrupted in whole or in part for any period as a result of any such events, the revenues of such investments could be reduced and the costs of maintenance or restoration as well as the overall public confidence in such infrastructure assets could be reduced. There can be no assurance that such investments’ insurance would cover liabilities resulting from claims relating to the design, construction, maintenance or operation of the toll roads, bridges, tunnels or other infrastructure assets, lost toll revenues or increased expenses resulting from such damage. In some cases, project agreements could be terminated if the events described above were so catastrophic that they could not be remedied within a reasonable period or at all.

•	Demand and Usage Risk. The revenue generated by infrastructure and infrastructure-related assets may be impacted by the demand of users or the number of users for the products or services provided by such assets (for example, traffic volume on a toll road). Any reduction in demand and/or the number of users may negatively impact the profitability of an infrastructure company and the performance of the Fund. Demand for infrastructure assets may be subject to seasonal variations leading to increased or reduced revenues and profitability at various times during the year, which could affect the short term returns to the Fund. Residual demand, usage and throughput risk can affect the performance of the Fund’s investments. To the extent that the assumptions regarding the demand, usage and throughput of assets prove incorrect, returns to the Fund may be adversely affected.

•	Real Estate Infrastructure Risks. Some of the Fund’s investments may be subject to the risks inherent in the ownership and operation of assets or business which derive a substantial amount of their value from real estate and real estate-related interests. These types of underlying interests are typically illiquid. Deterioration of real estate fundamentals may negatively impact the performance of such investments. Such changes in fundamentals could involve fluctuations as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in environmental and zoning laws, casualty or condemnation losses, environmental liability, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable, natural disasters, increase in interest rates and other factors that are beyond the control of the Fund, the Advisor or the Sub-Advisor.

Additionally, the Fund may acquire assets in jurisdictions where indigenous rights (e.g., with respect to tribes or other dispossessed people/ communities) to land exist. It may not be possible to mitigate against or remove a risk associated with indigenous claims. Additionally, any declaration of title in respect of government protected land on which infrastructure assets are located may negatively affect the operation of those businesses.

•	Termination of Project Agreements. Project agreements for infrastructure projects may be terminated in certain circumstances. The compensation to which an infrastructure company will be entitled on termination will depend on the reason for termination and the terms of the respective agreement. In some cases (e.g. termination for force majeure) the compensation payable may only cover the senior debt in the relevant infrastructure company and may not include sufficient amounts to repay the investment in the infrastructure company. In other cases (e.g. termination for a default by the infrastructure company), the amount of compensation payable may cover neither the full amount of senior debt nor the nominal value of the investment in the infrastructure company (or the amount paid in the market for that investment). Typically, senior lenders will have security over compensation proceeds. In other circumstances, such as default by the relevant client, the compensation would be expected to cover senior debt and the original return on the investment but not necessarily the amounts paid for the acquisition of the investment by the Fund. All of the foregoing scenarios may result in losses to the Fund.

•	Bypass Risk. Bypass risk arises where a change could occur in the way an infrastructure service or product is delivered, rendering it less attractive and allowing a competitor or user of such service or product to bypass it. If the investments are subject to bypass, they may lose revenues and cash flows may be adversely impacted. Further, if a change were to occur that made any infrastructure assets obsolete, such infrastructure assets would be likely to have very few, if any, alternative revenue generating uses.

•	Strategic Assets Risk. Investments in public infrastructure may be in assets that constitute significant strategic value to public and/or governmental bodies. The very nature of these assets could generate additional risks not common in other industry sectors. Given the national or regional profile and/or their irreplaceable nature, such strategic assets may constitute a higher risk target for terrorist acts or political actions. Given the essential nature of the services provided by public infrastructure assets, there is also a higher probability that the services provided by such assets will be in constant demand. Should an owner of such assets fail to make such services available, users of such services may incur significant damage and may, due to the characteristics of the strategic assets, be unable to replace the supply or mitigate any such damage, thereby heightening any potential loss from third party claims against an infrastructure company for such failures.

•	Political and Societal Challenges. Infrastructure assets, businesses and projects often involve a significant impact on local communities and the surrounding environment. It is not uncommon for large-scale infrastructure projects to be particularly susceptible to political and societal challenges, which may, in turn, affect a project’s ability to receive, renew or maintain required permits or approvals and may result in increased compliance costs, the need for additional capital expenditures or a suspension of project operations. For example, proposals to site a particular infrastructure project, such as a bridge, airport or energy plant, or engage in activities relating to a project, such as drilling activities in a particular location, may be challenged by a number of parties, including non-governmental organizations and special interest groups based on alleged security concerns, disturbances to natural habitats for wildlife and adverse aesthetic impacts. Concerns can also arise regarding some of the techniques used in the extraction of natural resources relating to an infrastructure project, which may require governmental permits or approvals and which have recently been the subject of heightened environmental concerns and public opposition in some jurisdictions. Popular opposition can produce political pressure to cancel, suspend, limit or impose additional restrictions on operations. Such restriction or disruption may negatively impact the operation of the companies in which the Fund invests and/or increase their capital expenditure. This may negatively impact returns of the Fund.

•	Expected Return Assumptions. The Fund may invest in assets based on certain assumptions about the return and risk profiles associated with the investment. The actual risk and return of investments may differ from those assumed by the Fund and adversely affect the performance of the Fund. An infrastructure asset may not perform in accordance with expectations. The anticipated cost of improvements required to bring an acquired asset up to market established standards may exceed budgeted amounts. Infrastructure projects rely on large and detailed financial models that produce estimates or projections of investment cash flows. There is a risk that errors made in the assumptions or methodology used in a financial model may not equate to actual outcomes. In such circumstances, the returns generated by the investment may be less than expected and there can be no assurance that the actual investment cash flows will achieve the stated targeted return.

•	Documentation Risks. Certain of the Fund’s Infrastructure Assets will be governed by a complex series of legal documents and contracts. As a result, the risk of a dispute over the interpretation and enforceability of legal documents or contracts may be higher than for other equity investments. In addition, an infrastructure company may be subject to claims by third parties (either public or private), including environmental claims, legal action arising out of acquisitions or dispositions, workers’ compensation claims and third-party losses related to disruption of the provision of infrastructure services by an infrastructure provider. Further, it is not uncommon for infrastructure assets to be exposed to legal action from special interest groups seeking to impede particular infrastructure projects to which they are opposed. If any of the Fund’s investments become involved in material or protracted litigation, the litigation expenses and the liability threatened or imposed could have a material adverse effect on the Fund.

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Certain Restrictions on Ownership. Many jurisdictions restrict foreign investment in infrastructure assets. For example, in certain countries, Infrastructure Assets are predominantly made through certain approved and designated entities, which significantly limits investment opportunities. Similarly, current U.S. laws give the President of the United States authority to block acquisitions by foreign persons of U.S. entities if that acquisition threatens to impair national security. Such restrictions could limit the Fund’s ability to invest in some entities or impose burdensome notification requirements, operational restrictions or delays in pursuing and consummating transactions. These regulations may result in (i) new or extended governmental reviews (including the investment’s effect on applicable national and/or economic security) and/or governmental or regulatory approvals; (ii) new or extended notification periods prior to consummation of an investment; and (iii) additional restrictions and prohibitions on the ownership, management and operation of infrastructure assets or companies by foreign persons. As a result, the Fund may incur significant delays and costs or be altogether prohibited from making a particular investment, all of which could adversely affect the Fund’s ability to meet its investment objective. In addition, such restrictions may prevent syndication or sale of infrastructure assets to buyers. Further, political attention surrounding any potential transaction could increase governmental scrutiny. New laws in one country could encourage other countries to impose reciprocal regulations on foreign investment in certain assets in the name of national security, which could have a corresponding effect of limiting the Fund’s ability to make investments in such countries.

•	Technical Risks. Investments may be subject to operating and technical risks, including risk of mechanical breakdown, failure to perform according to design specifications, labor and other work interruptions, and other unanticipated events that adversely affect operations. There can be no assurance that any or all such risk can be mitigated, or that relevant counterparties, if present, will perform their obligations. An operating failure may lead to loss of a license, concession or contract on which an investment may depend, and may cause reputational harm to the investment, the infrastructure company or the Fund. The long-term profitability of an infrastructure project, once constructed, is partly dependent upon efficient operation and maintenance of the assets. Inefficient operations and maintenance and, in certain infrastructure sectors, latent defects in acquired infrastructure assets may adversely affect the Fund’s performance.

•	Labor Relations. Certain infrastructure companies may have unionized work forces or employees who are covered by a collective bargaining agreement, which could subject any such company’s activities and labor relations matters to complex laws and regulations relating thereto. Moreover, an infrastructure company’s operations and profitability could suffer if it experiences labor relations problems. Upon the expiration of any infrastructure company’s collective bargaining agreements, it may be unable to negotiate new collective bargaining agreements on terms favorable to it, and its business operations at one or more of its facilities may be interrupted as a result of labor disputes or difficulties and delays in the process of renegotiating its collective bargaining agreements. A work stoppage at one or more of an infrastructure company’s facilities could have a material adverse effect on its business, results of operations and financial condition. Any such problems additionally may adversely affect the Fund’s ability to implement its investment objective and its performance.

When services are transferred from the public to private sector there is the potential for labor action at the time of transfer and possible ongoing labor disputes. The transfer of services from the public to the private sector may require that existing negotiated labor agreements be observed. However, even where such agreements are adhered to, it is always possible that labor action may arise as a result of perceived changes in the relationship between the existing workforce and private ownership. Many infrastructure companies employ a unionized labor force. Risks associated with employment of personnel, including unionized labor, include labor strikes, reputational damage, labor disputes, work stoppages and other unanticipated events which may adversely affect operations.

•	Health and Safety. Health and safety is a key risk area in the operation and maintenance of many infrastructure companies. Costs associated with the failure to protect the health and safety of workers in, and users of, infrastructure assets could adversely impact an infrastructure company and the Fund’s performance.

•	Cyclical Risk. As an essential input to agricultural, industrial, and mining operations, demand for water is influenced by economic and commodities cycles. During cyclical lows there may be downward pressure on the price of water and /or water entitlements, which could adversely impact Infrastructure Assets and the Fund’s performance.

•	Change of Law and Sovereign Risk. The Fund expects to operate in an environment with increasing regulatory scrutiny and heightened potential for material changes in laws and/or regulations, which could adversely affect the Fund. Any further legal, tax and/or regulatory changes could adversely affect the Fund. In addition to the risks regarding regulatory approvals, it should be noted that government counterparties may have the discretion to change or increase regulation of an infrastructure company’s operations, or implement laws or regulations affecting the infrastructure company’s operations, separate from any contractual rights it may have. An infrastructure company also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such company.

In addition, governments have considerable discretion in implementing regulations that could impact an infrastructure company’s business, and because its business may provide basic, everyday services and face limited competition, governments may be influenced by political considerations and may make decisions that adversely affect an infrastructure company’s business. There can be no assurance that the relevant governmental entities will not legislate, impose regulations or change applicable laws or act contrary to the law in a way that would materially and adversely affect the business of the Fund’s investments in Infrastructure Assets. The Fund or an infrastructure company in which it is directly or indirectly invests may be unable to effectively pursue legal remedies against governmental entities for a breach of contractual obligations or other violations of their legal rights.

•	Land Title Risk. Certain infrastructure companies may require large areas of land to install and operate their equipment and associated infrastructure. The rights to use the necessary land may be obtained through freehold title, easements, leases, and other rights of use. Different jurisdictions adopt different systems of land title, and in some jurisdictions it may not be possible to ascertain definitively who has the legal right to enter into land tenure arrangements with such infrastructure company. In addition, the grantor’s fee interests in the land which is the subject of such easements and leases are or may become subject to mortgages securing loans, other liens (such as tax liens), and other lease rights of third parties. As a result, an infrastructure company’s rights under such leases or easements are or may be subject and subordinate to the rights of third parties. It is also possible that a default by the grantor under any mortgage could result in a foreclosure on the grantor’s interest in the property and thereby terminate the infrastructure company’s right to the leases and easements required to operate such infrastructure company or its infrastructure assets. Similarly, it is possible that a government authority, as the holder of a tax lien, could foreclose upon a parcel and take possession of the portion of an infrastructure company’s assets located on such parcel. The rights of a third party pursuant to a superior lease could also result in damage to or disturbance of the physical assets of the infrastructure company or require relocation of its infrastructure assets. The locations of infrastructure assets may also be subject to government exercise of eminent domain power or similar events. The expiration of a landowner lease and the failure to obtain an extension will adversely affect the infrastructure company on such property. If any infrastructure companies in which the Fund is directly or indirectly invested were to suffer the loss of all or a portion of their underlying real estate interests or equipment as a result of a foreclosure by a mortgagee or other lienholder of a land parcel, or damage arising from the conduct of superior leaseholders, such infrastructure company’s operations and revenues and the Fund’s performance may be adversely affected.

•	Competing Assets. Infrastructure companies may face competition from other infrastructure assets in the vicinity of the assets they operate, the presence of which may depend in part on governmental plans and policies. The construction of a new (or improved) competing infrastructure asset may compete with an infrastructure company in which the Fund is directly or indirectly invested. If infrastructure companies are unable to compete successfully with such alternatives, the Fund’s performance could be materially and adversely affected.

•	Sovereign Risk and Permits. The concessions of certain infrastructure companies are granted by government bodies and are subject to special risks, including the risk that the relevant government bodies will exercise sovereign rights and take actions contrary to the rights of the Fund or the relevant infrastructure company under the relevant concession agreement. There can be no assurance that the relevant government bodies will not legislate, impose regulations or change applicable laws or act contrary to the law in a way that would materially and adversely affect the business of the Fund’s Infrastructure Assets. Government concessions or other agreements may also contain clauses more favorable to the government counterparty than would a typical commercial contract. For instance, a lease or concession may enable the government to terminate the lease or concession in certain circumstances without requiring it to pay adequate compensation.

The Fund may invest in jurisdictions which require authorization for infrastructure projects. It may not be possible to construct and operate infrastructure projects without receiving the authorizations required by local legislation. The Fund will look to secure all necessary authorizations, but it can make no guarantee that it will successfully do so. In some jurisdictions, retroactive changes to legislation of this type may be enforced, diminishing the ability of a project to continue operating at projected capacity. Interruptions of, or changes to, projected operations may negatively affect the value of an infrastructure company in which the Fund is directly or indirectly invested, and consequently the returns of the Fund.

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Competition Risk. The Fund may invest in Infrastructure Assets that construct or maintain and operate infrastructure assets in a highly competitive environment. The Fund will compete with other consortia and companies for infrastructure investments. These competitors, which include large construction and engineering groups and financial investors, may have significant financial resources and may be able to present bids with competitive terms. As a result of such competition, the Fund may have difficulty in making certain infrastructure investments. Furthermore, the Fund may incur costs in unsuccessful tenders which it is unable to recover. If the Fund fails to make new infrastructure investments or is unsuccessful in tenders, the Fund’s investment performance could be materially and adversely affected.

•	Purchases From Distressed Developers. A portion of the Fund’s investment strategy may include investing directly or indirectly in infrastructure and infrastructure-related assets from financially distressed developers. In such circumstances, the competition for such investment opportunities may be particularly acute to the extent such assets are provided for sale in connection with auction proceedings being conducted by a court in accordance with local bankruptcy proceedings. In such bankruptcy court-supervised auctions, the Fund may incur significant expenses identifying, investigating and attempting to acquire potential investments which are ultimately not consummated, including expenses relating to due diligence, transportation, extended competitive bidding processes, legal expenses, and the fees of other third-party advisors. The inability to consummate any such transactions and the incurrence of broken deal expenses with any such transactions not consummated may adversely affect the Fund’s investment performance.

•	Federal Power Act; State Regulations. Electricity generation and related infrastructure investments may be subject to extensive non-U.S. and U.S. federal, state and local energy laws and regulations in the United States and other jurisdictions where infrastructure companies in which the Fund directly or indirectly invests are located, including, without limitation, in the United States, the Federal Power Act (“FPA”), the Energy Policy Act of 2005, the Public Utility Holding Company Act of 2005 (“PUHCA”), and the Public Utility Regulatory Policies Act. Changes in applicable energy laws or regulations, or in the interpretations or administration of these laws and regulations, could result in increased compliance costs or the need for additional capital expenditures by such infrastructure company. If an infrastructure company in which the Fund directly or indirectly invests fails to comply with these requirements, it could also be subject to civil or criminal liability and the imposition of fines.

Under the FPA, the Federal Energy Regulatory Commission (“FERC”) regulates wholesale sales of electricity and the transmission of electricity in interstate commerce by “public utilities” as defined under the FPA and places constraints on the conduct of their business, including, among other things, rate and corporate regulation including ownership and disposition of jurisdictional assets. The FPA prohibits “public utilities” (entities that own or operate facilities subject to FERC jurisdiction) from selling, leasing, or otherwise disposing of jurisdictional facilities, or merging or consolidating jurisdictional facilities; from buying or acquiring securities of other jurisdictional public utilities; and from purchasing, leasing or otherwise acquiring an existing generation facility, without first obtaining FERC approval. Rates, charges and other terms for transmission services and for wholesale sales of electricity by public utilities are subject to FERC’s regulation. Upon an appropriate showing, FERC will authorize an entity to engage in wholesale sales of electricity at negotiated prices based on market conditions rather than at cost-based rates pre-approved by FERC. If certain conditions are not met, FERC also has the authority to revoke or revise this market-based rate authority and require sales to be made based on cost of service rates. FERC is also responsible for licensing and overseeing the operation of private, municipal and state-owned hydroelectric projects. The Fund’s Infrastructure Assets that own such electric facilities may be deemed to be “public utilities” under federal law and subject to regulation by FERC except to the extent exempted by statute or by FERC. Companies that have authorization from FERC to sell at “market-based” rates are referred to herein as being unregulated; however, FERC continues to have jurisdiction over those companies and retains the authority to remove the authorization to sell at market-based rates and otherwise impose significant regulatory obligations.

FERC also has authority, under PUHCA, to access of the books and records of holding companies of electric utility companies (companies that own or operate facilities used for the generation, transmission, or distribution of electric energy for sale) and gas utility companies (companies that own or operate facilities used for the distribution at retail of natural or manufactured gas for heat, light, or power), unless a holding company is exempted or has obtained a waiver from FERC. The FPA prohibits holding companies from purchasing, acquiring, or taking securities, or merging or consolidating with, a transmitting utility, an electric utility company or a jurisdictional holding company without first obtaining FERC approval.

State public utility commissions in U.S. states (“PUCs”) have historically had broad authority to regulate both the rates charged by, and the financial activities of, electric utilities that sell electricity at retail (i.e., the sale of power to end-users) and other public utilities that provide utility service to the public such as water utilities and telecommunication service providers, and a number of other matters relating to electric and other public utilities.

On the state level, PUCs have plenary jurisdiction over public utilities in their respective states, including responsibility for approving rates and other terms and conditions under which “public utilities” as defined by state law sell retail electric power to consumers. In addition, most state laws require approval from the state commission before a public utility operating in the state may divest or transfer assets, including electric generation, transmission and distribution facilities. Most state laws also give the PUCs authority to regulate the financial activities of electric utilities selling electricity to consumers in their states. Except in limited circumstances under federal law, states retain jurisdiction over the siting of transmission assets and have full authority to approve siting of generation assets. Moreover, in some states regulators have control of the determination as to whether a “need” exists for the construction of generation or transmission assets. States may also assert jurisdiction over the location and construction of electric generating facilities and other public utility facilities, and in certain situations, over the issuance of securities and the sale or other transfer of assets by these facilities.

•	Natural Gas Act & Interstate Commerce Act; State Regulations. Oil and natural gas transportation and related infrastructure investments may be subject to extensive non-U.S. and U.S. federal, state and local energy laws and regulations in the United States and other jurisdictions where the companies in which the Fund directly or indirectly invests are located, including, without limitation, in the United States, the Natural Gas Act (“NGA”), the Natural Gas Policy Act of 1978, the Outer Continental Shelf Lands Act, and the Interstate Commerce Act (“ICA”). Changes in applicable energy laws or regulations, or in the interpretations or administration of these laws and regulations, could result in increased compliance costs or the need for additional capital expenditures. If an infrastructure company in which the Fund directly or indirectly invests fails to comply with these requirements, it could also be subject to civil or criminal liability and the imposition of fines.

Under the NGA, FERC regulates the construction of interstate transportation and storage facilities by interstate natural gas pipelines. It regulates the rates, terms and conditions of the transportation of natural gas in interstate commerce, but not the gas commodity, including the production, gathering or wholesale sale of natural gas. FERC’s regulations for interstate natural gas transmission in some circumstances also may affect the intrastate transportation of natural gas. Although natural gas prices are currently unregulated, Congress historically has been active in the area of natural gas legislation. There is no way to predict whether new legislation to regulate natural gas might be proposed, what proposals, if any, might actually be enacted by Congress or the various state legislatures, and what effect, if any, the proposals might have on the Fund’s Infrastructure Assets.

Under the ICA, FERC regulates the interstate transportation and storage of oil, condensate, and natural gas liquids and the terms and conditions of service. FERC-jurisdictional interstate pipelines are required to have a tariff on file with FERC, and changes to the tariff must be accepted by FERC to become effective. There are currently no federal price controls on oil production, and sales of oil, condensate and natural gas liquids by an infrastructure company. However, there can be no assurance that Congress will not enact controls at any time.

States do not currently regulate wellhead prices or engage in other similar direct economic regulation, but there can be no assurance that they will not do so in the future. The effect of these regulations may be to limit the amounts of natural gas that may be produced from wells that generate payments to us, and to limit the number of wells or locations that can be drilled. States regulate the retail sale of natural gas to customers located in their states, including establishing rates for gas distribution and the methods by which gas distribution companies recover the cost of gas purchased on behalf of customers. Most states require regulatory approval for financing, stock sales, asset transfers or acquisitions involving natural gas distribution companies operating in their states. Similar regulation may also apply in other non-U.S. jurisdictions where the Fund’s Infrastructure Assets are located.

•	Failure of Physical Infrastructure. The Fund may invest directly or indirectly in infrastructure businesses that depend on providing customers with highly reliable services. Any failure of the physical infrastructure or offerings of such businesses may lead to significant costs and disruptions that could reduce the revenue of customers for such businesses and harm the business reputation and financial results of these customers, which may adversely impact the Fund’s investment performance.

Infrastructure Assets may be subject to failure from numerous factors including: human error, equipment failure, physical, electronic and cyber security breaches, fire, earthquake, hurricane, flood, tornado and other natural disasters, extreme temperatures, water damage, fiber cuts, power loss, terrorist acts, sabotage and vandalism and failure of business partners who provide network connectivity.

Problems at one or more of the Fund’s Infrastructure Assets, whether or not within the Fund’s control, could result in service interruptions or significant equipment damage. Furthermore, the infrastructure companies in which the Fund directly or indirectly invests are likely to be dependent upon internet service providers, telecommunications carriers and other website operators, some of which have experienced significant system failures and electrical outages in the past.

If, for any reason, these providers fail to provide the required services, the infrastructure company’s business, financial condition and results of operations could be materially and adversely impacted, which in turn could have a material and adverse impact on the Fund’s investment performance.

•	Regulatory Approvals and Government Licenses. Infrastructure companies in certain jurisdictions are dependent upon the grant, renewal or continuance in force of appropriate contracts, licenses, permits and regulatory approvals and consents which are generally valid only for a defined time period, subject to limitations or provide for withdrawal in certain circumstances. There can be no assurance that an infrastructure company will be able to: (i) obtain all such required regulatory approvals and licenses that it does not yet have or that it will require in the future; (ii) obtain any necessary modifications to existing regulatory approvals and licenses; or (iii) maintain required regulatory approvals and licenses. Delay in obtaining or failure to obtain and maintain in full force and effect any regulatory approvals and licenses, or amendments thereto, or delay or failure to satisfy any regulatory conditions or other applicable requirements could prevent operation of a facility owned by an infrastructure company, the completion of a previously announced acquisition or sales to third parties, could limit the infrastructure company’s ability to engage in certain regulated activities or could otherwise result in additional costs to an infrastructure company. Additionally, governments and other regulators often impose conditions on the operations and activities of infrastructure companies as a condition of granting its approval or to satisfy regulatory requirements. Such conditions, which could be statutory or commercial in nature, could limit an infrastructure company’s ability to invest in competing industries or acquire significant market power in a particular market, or provide a disincentive to do so. Further, governmental agencies from time to time impose conditions of ongoing ownership or equivalent requirements on an infrastructure company in respect of underlying projects. Such conditions are susceptible to revision or cancellation and legal redress could be uncertain or delayed. There can be no assurance that joint ventures, licenses, license applications or other legal arrangements will not be adversely affected by the actions of government authorities or others and the effectiveness and enforcement of such arrangements cannot be assured.

Energy Sector Risk. The Fund or Underlying Funds’ assets may include energy sector investments, thereby exposing the Fund and Underlying Funds to risks associated with this sector. Increases or decreases in the commodity supply or demand and resulting changes in pricing related to natural gas, natural gas liquids, crude oil, coal, electricity or other energy commodities, may have a significant impact on the assets focused on this sector. Additionally, the energy sector is a highly regulated industry both domestically and internationally which can also have a material impact on the investments in this sector. Other factors that may adversely affect the value of securities of companies in the energy sector include operational risks, challenges to exploration and production, competition, inability to make accretive acquisitions, significant accident or event that is not fully insured at a company, natural depletion of reserves, and other unforeseen natural disasters.

Energy sector investments are affected by worldwide energy prices and costs related to energy production. These investments may have significant operations in areas at risk for natural disasters, social unrest and environmental damage. These investments may also be at risk for increased government regulation and intervention, energy conservation efforts, litigation and negative publicity and perception.

Utilities Sector Risk. The Fund’s or Underlying Funds’ assets may include utilities sector investments, thereby exposing the Fund and Underlying Funds to risks associated with this sector. Rates charged by traditional regulated utility companies are generally subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when costs are rising. Other factors that may adversely affect the value of securities of companies in the utilities sector include interest rate changes, supply and demand fluctuations, technological developments, natural resources conservation, and changes in commodity prices, which may be caused by supply and demand fluctuations or other market forces.

Natural Resources and Natural Capital Risk. The Fund’s investments in natural resources and natural capital companies involve risks. The market value of natural resources related securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. The securities of natural resources companies may experience more price volatility than securities of companies in other industries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Real Estate Securities. Just as real estate values go up and down, the value of the securities of real estate companies also fluctuates. Real estate securities, including REITs, may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.

Other Investment Companies. As a shareholder in an investment company, including with respect to the Fund’s investments in the Underlying Private Funds, the RI Global Infrastructure Fund and/or the RI Global Infrastructure ETF, and any investments by the Underlying Funds in other investment companies, the Fund or Underlying Fund, as applicable, will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the investment company’s advisory and other fees and expenses with respect to assets so invested. Holders of Shares will therefore be subject to duplicative expenses to the extent the Fund or an Underlying Fund invests in other investment companies. The Advisor and Sub-Advisor will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other available investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund or Underlying Funds may be subject to the extent it employs a leverage strategy. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Fund’s Shares) will be diminished. In addition, the market value of the shares of investment companies may differ from their NAV.

Special Situations and Distressed Investments. The Fund or Underlying Funds may, directly or indirectly, invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Advisor, the Sub-Advisor or a Fund Manager will correctly evaluate the value of the assets securing these investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to such companies, the Fund or Underlying Fund may lose its entire investment, may be required to accept cash or securities with a value less than the original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Venture Capital and Growth Equity. The Fund or Underlying Funds may invest in venture capital and growth equity. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses.

Growth equity is usually classified by investments in private companies that have achieved product-market fit but may still need capital to achieve the desired level of scale before having access to the public markets for financing. As a result of the risks associated with advancing the company’s growth plan, investors can expect a higher return than might be available in the public markets, but also need to recognize the business and financial risks that remain in advancing the company’s commercial aspirations. For both venture capital and growth equity companies, the risks are generally greater than the risks of investing in public companies that may be at a later stage of development.

Financial Institutions Risk. Financial institutions in which the Fund or Underlying Funds may invest, directly or indirectly, are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds and can fluctuate significantly when interest rates change.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to a Fund or Underlying Funds and issuers in which they invest. For example, if a bank in which the Fund, an Underlying Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund, Underlying Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund or an Underlying Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund, Underlying Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and Underlying Funds and issuers in which they directly or indirectly invest.

Geographic Concentration Risks. The Fund or Underlying Funds’ investments may be concentrated in specific geographic regions. This focus may constrain the liquidity and the number of companies available for investment. In addition, such a focus would cause the Fund’s or Underlying Funds’ investments to be disproportionately exposed to the risks associated with the region of concentration.

Emerging Markets. The Fund or Underlying Funds may invest, directly and indirectly, in companies located in emerging industrialized or less developed countries or that derive their revenues principally from such countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors. In a changing market, the Advisor or Sub-Advisor may not be able to sell the Fund’s portfolio securities, and the Fund Managers may not be able to sell the Underlying Funds’ securities, in amounts and at prices it considers reasonable. The economies of emerging market countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect emerging markets and their securities markets.

China is an emerging market and has demonstrated significantly higher volatility from time to time in comparison to developed markets. Investments in Chinese securities, including certain Hong Kong-listed and U.S.-listed securities, subject the Fund or Underlying Funds to risks specific to China. These risks include: (i) the risk of more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in liquidity risk, price volatility, greater market execution risk, and valuation risk; (ii) the risk of currency fluctuations, currency non-convertibility, currency revaluations and other currency exchange rate fluctuations or blockage; (iii) the risk of intervention by the Chinese government in the Chinese securities markets; (iv) the risk of nationalization or expropriation of assets; (v) the risk that the Chinese government may decide not to continue to support economic reform programs; (vi) the risk of limitations on the use of brokers; (vii) the risk of interest rate fluctuations and higher rates of inflation; (viii) the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers; and (ix) the risk of market volatility caused by any potential regional or territorial conflicts, including military conflicts, or natural or other disasters. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. It is unclear whether further tariffs and sanctions may be imposed or other escalating actions may be taken in the future, which could negatively impact the Fund or Underlying Funds. In addition, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund or Underlying Funds may invest. As a result of different legal standards, the Fund and Underlying Funds face the risk of being unable to enforce its rights with respect to holdings in Chinese securities and the information about the Chinese securities in which the Fund or an Underlying Fund may invest may be less reliable or complete. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which could significantly decrease the liquidity and value of the securities.

Sector Concentration. The Fund may invest in an Underlying Fund that concentrates its investments in specific industry sectors. This focus may constrain the liquidity and the number of companies available for investment by an Underlying Fund. In addition, the investments of such an Underlying Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.

Currency Risk. The Fund’s or Underlying Funds’ investments in securities that trade in, or receive revenues in, non-U.S. currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Infrastructure Assets are denominated against the U.S. dollar may result in a decrease in the Fund’s NAV. The Fund or Underlying Funds may (but are not required to) hedge some or all of their exposure to non-U.S. currencies through the use of derivative strategies, including forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and foreign currency futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurances that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Although the Fund has and the Underlying Funds may have the flexibility to engage in such transactions, the Advisor or Fund Managers, respectively, may determine not to do so or to do so only in unusual circumstances or market conditions. These transactions may not be successful and may eliminate any chance for the Fund or Underlying Funds to benefit from favorable fluctuations in relevant foreign currencies. The Fund or Underlying Funds may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The Fund or Underlying Funds may be required to pledge some or all of its assets as security for obligations incurred in connection with its currency hedging activities. The Fund or Underlying Fund may also be required, or may determine it to be necessary or appropriate, to maintain cash balances from time to time in connection with such activities. If the Fund maintains large cash balances for these or other reasons, it is expected that the Fund will have less investable assets available to deploy in the Fund’s primary investment strategies, which may in turn detract from the overall performance of the Fund.

Non-U.S. Risk. Certain of the Fund’s Underlying Investments may include assets outside of the United States. Non-U.S. securities or instruments involve certain factors not typically associated with investing in U.S. securities or instruments, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund’s non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between the U.S. and non-U.S. securities markets, including higher rates of inflation, higher transaction costs and potential price volatility in, and relative illiquidity of, some non-U.S. securities markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less governmental supervision and regulation in some countries; (v) certain economic, social and political risks, including potential exchange control regulations and restrictions on non-U.S. investment and repatriation of capital, the risks of political, economic or social instability, including the risk of sovereign defaults, and the possibility of expropriation or confiscatory taxation and adverse economic and political development; (vi) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities or instruments; (vii) differing, and potentially less well developed or well-tested laws regarding creditor’s rights (including the rights of secured parties), corporate governance, fiduciary duties and the protection of investors; (viii) difficulty in enforcing contractual obligations; (ix) difficulty in obtaining or enforcing court judgments abroad; (x) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (xi) reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; (xii) political hostility to investments by foreign or private investment fund investors; and (xiii) less publicly available information.

Additionally, the Fund or Underlying Funds may invest directly or indirectly in foreign companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied regarding the Infrastructure Assets may be incomplete, inaccurate and/or significantly delayed. The Fund and the Underlying Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such companies, which may ultimately have an adverse impact on the NAV of the Fund.

The Fund or Underlying Funds could be negatively impacted by the current hostilities in Eastern Europe, including direct and indirect effects on their operations and financial condition. In the event these hostilities escalate, the impact could be more significant. Certain of the Infrastructure Assets in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, as a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on Russian sovereign debt and on certain Russian individuals, financial institutions, and others. Sanctions could result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. These sanctions could also impair the Fund’s or Underlying Funds’ ability to meet their investment objectives. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund or Underlying Funds to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact the Fund’s or Underlying Funds’ ability to sell securities or other financial instruments as needed to meet shareholder redemptions. The Fund or an Underlying Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund or an Underlying Fund to dispose of its securities or to determine the value of its net assets.

Prospective investors in the Fund should note that the private equity markets in countries where the Fund’s investments are made may be significantly less developed than those in the United States. Certain investments may be subject to extensive regulation by national governments and/or political subdivisions thereof, which could prevent the Fund or its Underlying Investments from making investments they otherwise would make, or cause them to incur substantial additional costs or delays that they otherwise would not suffer. Such countries may have different regulatory standards with respect to insider trading rules, restrictions on market manipulation, shareholder proxy requirements and/or disclosure of information. In addition, the laws of various countries governing business organizations, bankruptcy and insolvency may make legal action difficult and provide little, if any, legal protection for investors, including the Fund and Underlying Private Funds. In addition, accounting and auditing standards in many markets are different, and sometimes significantly different from those applicable in the United States or Europe. There may be significant differences between financial statements prepared in accordance with those accounting standards as compared to financial statements prepared in accordance with U.S. GAAP. Any such laws or regulations may change unpredictably based on political, economic, social and/or market developments.

The Fund may invest directly or indirectly from time to time in European companies and assets and companies and assets that may be affected by the Eurozone economy. Ongoing concerns regarding the sovereign debt of various Eurozone countries, including the potential for investors to incur substantial write-downs, reductions in the face value of sovereign debt and/or sovereign defaults, as well as the possibility that one or more countries might leave the European Union (“EU”) or the Eurozone create risks that could materially and adversely affect the Fund’s investments and the investment performance of the Fund. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on the Fund’s investments in European companies and assets, including, but not limited to, the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, increased currency risk in relation to contracts denominated in Euros and wider economic disruption in markets served by those companies, while austerity and/or other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies and assets in affected countries, could also have material adverse effects on the Fund.

The legal, regulatory, disclosure, accounting, auditing and reporting standards in certain of the countries in which the Fund’s investments (both direct and indirect) may be made may be less stringent and may not provide the same degree of protection or information to investors as would generally apply in the United States. Although the Fund will be using U.S. GAAP, the assets, liabilities, profits and losses appearing in published financial statements of the Fund’s investments may not reflect their financial position or operating results as they would be reflected under U.S. GAAP. Accordingly, the net asset value of the Fund published from time to time may not accurately reflect a realistic value for any or all of the investments.

The Fund may directly or indirectly invest in infrastructure companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund and the Underlying Funds may be incomplete, inaccurate and/or significantly delayed. The Fund and Underlying Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such infrastructure companies, which may ultimately have an adverse impact on the Fund’s net asset value.

Investments in Non-Voting Stock; Inability to Vote. Under certain circumstances, the Fund may hold its interests in the Infrastructure Assets in non-voting form or limit its voting rights to a certain percentage. In such cases, where only voting securities are available for purchase, the Fund will generally seek to create by contract the same result as owning a non-voting security by agreeing to relinquish or limit the right to vote in respect of its investment. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Fund contractually foregoes the right to vote the relevant securities, the Fund will not be able to vote or may be able to vote only to a limited extent on matters that may be adverse to the Fund’s interests. As a result, the Fund’s influence on Infrastructure Assets could be diminished, which may consequently adversely affect the Fund and its Shareholders.

Nature of Companies. Infrastructure Assets will include direct and indirect investments in various types of companies, projects, and businesses. This may include companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund’s or Underlying Funds’ investments may also include companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such companies.

Traditional Preferred Securities. Should an issuer of a non-cumulative preferred stock held by the Fund or Underlying Fund determine not to pay dividends on such stock, the amount of dividends the Fund or Underlying Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund or Underlying Funds invest will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s or Underlying Funds’ holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund or Underlying Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Senior Loans Generally. Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurances that the liquidation of any collateral securing a Senior Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund or Underlying Funds could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s or Underlying Fund’s performance.

Many Senior Loans in which the Fund or Underlying Funds may invest may not be rated by a rating agency, will not be registered with the SEC, or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, the Advisor will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the Senior Loans in which the Fund or Underlying Funds may invest will have been assigned below investment grade ratings by independent rating agencies.

In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Advisor believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Advisor does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

No active trading market may exist for some Senior Loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund or Underlying Funds may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund or Underlying Funds could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund or Underlying Funds may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Fund’s or Underlying Funds’ yield may be lower.

When interest rates decline, the value of a fund invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a fund invested in fixed rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of floating rate Senior Loans is substantially less sensitive to changes in market interest rates than fixed rate instruments. As a result, to the extent the Fund or Underlying Funds invest in floating rate Senior Loans, the Fund’s and such Underlying Funds’ portfolio may be less volatile and less sensitive to changes in market interest rates than if the Fund or Underlying Funds invested in fixed rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s or Underlying Funds’ NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s NAV.

The Fund or Underlying Funds may purchase and retain in its portfolio Senior Loans where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund or Underlying Fund may determine or be required to accept equity securities or junior fixed income securities in exchange for all or a portion of a Senior Loan.

The Fund or Underlying Funds may purchase Senior Loans on a direct assignment basis. If the Fund or an Underlying Fund purchases a Senior Loan on direct assignment, the Fund or Underlying Fund typically would succeed to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Fund. For example, if such loan is foreclosed, the Fund or Underlying Funds could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. The Fund or Underlying Funds may also purchase, without limitation, participations in Senior Loans. The participation by the Fund or Underlying Funds in a lender’s portion of a Senior Loan typically will result in the Fund or Underlying Funds having a contractual relationship only with such lender, not with the borrower. As a result, the Fund or Underlying Funds may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a borrower and generally are offered by banks or other financial institutions or lending syndicates. The Fund or an Underlying Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund or the Underlying Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund or Underlying Fund intends to invest may not be rated by any nationally recognized rating service. Certain loan participations and assignments may be treated by the Fund or Underlying Fund as illiquid.

First Lien Senior Secured Loans, Second Lien Loans and Unitranche Debt. When the Fund or Underlying Funds invest, directly or indirectly, in first lien senior secured loans, second lien loans, and unitranche debt of companies, the

Fund or Underlying Funds will generally seek to take a security interest in the available assets of those companies, including the equity interests of the companies’ subsidiaries. There is a risk that the collateral securing these loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the company to raise additional capital. To the extent a debt investment is collateralized by the securities of a company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the company. Also, in some circumstances, the Fund’s or an Underlying Fund’s lien may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under-collateralized involve a greater risk of loss. Consequently, the fact that a loan is secured does not guarantee that the Fund or Underlying Funds will receive principal and interest payments according to the loan’s terms, or at all, or that the Fund or Underlying Funds will be able to collect on the loan should the remedies be enforced. Finally, particularly with respect to a unitranche debt structure, unitranche debt will generally have higher leverage levels than a standard first lien term loan.

Mezzanine Loans. The Fund or Underlying Funds may, directly or indirectly, invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights, which are contractual rights of investors that establish procedures to register the re-offer and sale of securities acquired in an unregistered offering under the Securities Act of 1933. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to six years. Mezzanine investments are usually unsecured and subordinate to other debt obligations of an issuer.

Risks Associated with Covenant-Lite Loans. A significant number of leveraged loans in the market may consist of loans that do not contain financial maintenance covenants (“Covenant-Lite Loans”). While the Fund does not intend to invest in Covenant-Lite Loans as part of its principal investment strategies, it is possible that such loans may comprise a small portion of the Fund’s portfolio. Such loans do not require the borrower to maintain debt service or other financial ratios. Ownership of Covenant-Lite Loans by the Fund or Underlying Funds may expose the Fund and Underlying Funds to different risks, including with respect to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation than is the case with loans that also contain financial maintenance covenants.

Collateralized Loan Obligation (“CLO”) Risk. CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. Investments in CLO securities may be riskier and less transparent than direct investments in the underlying loans and debt obligations. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Fund directly or indirectly invests. The tranches in a CLO vary substantially in their risk profile, and debt tranches are more senior than equity tranches. The senior tranches are relatively safer because they have first priority on the collateral in the event of default. As a result, the senior tranches of a CLO generally have a higher credit rating and offer lower coupon rates than the junior tranches, which offer higher coupon rates to compensate for their higher default risk.

The Fund may directly or indirectly invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that the Fund may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, the Fund or an

Underlying Private Fund will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. Investments in CLOs may be subject to certain tax provisions that could result in the Fund incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect the Fund’s performance.

Current Interest Rate Environment Risk. The risks associated with changing interest rates are heightened under current market conditions, given that interest rates in the United States and many other countries have fluctuated in recent periods and may continue to change in the foreseeable future. To the extent the Fund or an Infrastructure Asset borrows money to finance its investments, the Fund’s or Infrastructure Asset’s performance will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. In periods of rising interest rates, the Fund’s or Infrastructure Asset’s cost of funds could increase. Adverse developments resulting from changes in interest rates could have a material adverse effect on the Fund or an Infrastructure Asset’s financial condition and results of operations. In addition, a decline in the prices of the debt the Fund or an Infrastructure Asset owns could adversely affect the Fund’s investment performance. Changes in market interest rates could also affect the ability of operating companies in which the Fund directly or indirectly invests to service debt, which could materially and adversely impact the Fund’s investment performance.

SOFR Risk. The Fund’s debt investments may be tied to floating rates, such as SOFR. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Non-Investment Grade, Below Investment Grade, Unrated and Distressed Securities. The Fund or Underlying Funds may invest in fixed income securities rated investment grade or non-investment grade (commonly referred to as high yield securities or “junk” securities) and may include investments in unrated fixed income securities. Non-investment grade securities are fixed income securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or if unrated considered by the Advisor or a Fund Manager to be equivalent quality. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. Infrastructure Assets in non-investment grade securities expose it to a substantial degree of credit risk. Non-investment grade securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. Non-investment grade securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. Non-investment grade securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In the event of a default, an Underlying Fund or the Fund may incur additional expenses to seek recovery. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Certain Infrastructure Assets may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. The characteristics of these companies can cause their credit-related securities to be particularly risky and speculative, and the ability of the companies to pay their debts on schedule could be materially affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. These securities may also present a substantial risk of default. The Fund’s or an Underlying Fund’s investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which the Fund or an Underlying Fund may invest may be non-investment grade (commonly referred to as junk securities), which may result in the Fund or Underlying Fund experiencing greater risks than it would if investing in higher rated instruments.

Force Majeure Risk. Issuers may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism and labor strikes). Some force majeure events may adversely affect the ability of a party (including an issuer or a counterparty to the Fund or an Underlying Fund or an issuer) to perform its obligations until it is able to remedy the force majeure event. In addition, the cost to an issuer, the Fund or Underlying Funds of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund or Underlying Funds may invest specifically. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more issuers or its assets, could result in a loss to the Fund or Underlying Funds, including if their investments in such issuer is canceled, unwound or acquired (which could be without what the Fund considers to be adequate compensation). Any of the foregoing may therefore adversely affect the performance of the Fund or Underlying Funds and their investments.

Derivatives. Investments in a derivative instrument could lose more than the initial amount invested, and certain derivatives have the potential for unlimited loss. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices, and thus the Fund or an Underlying Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The Fund’s or an Underlying Funds’ use of derivatives may cause the Fund’s or Underlying Fund’s investment returns to be impacted by the performance of securities the Fund and Underlying Fund does not own and result in the Fund or Underlying Fund’s total investment exposure exceeding the value of its portfolio. Investments in derivatives can cause the Fund or an Underlying Fund’s performance to be more volatile. Leverage tends to exaggerate the effect of any increase or decrease in the value of a security, which exposes the Fund or Underlying Fund, as applicable, to a heightened risk of loss.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in conventional securities, physical commodities or other investments. Derivatives are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, credit risk, default risk, counterparty risk, management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which the Fund or an Underlying Fund would not be subject absent the use of these strategies. If the Fund’s or an Underlying Fund’s predictions of the direction of movements of the prices of the underlying instruments are inaccurate, the adverse consequences to the Fund or an Underlying Fund may leave the Fund or Underlying Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) dependence on the ability to predict correctly the direction of movements of the prices of the underlying instruments; (ii) imperfect correlation between the price of the derivative instrument and the underlying instrument and the risk of mispricing or improper valuation; (iii) the fact that skills needed to use these strategies are different from those needed for traditional portfolio management; (iv) the absence of a liquid secondary market for any particular instrument at any time, which risk is heightened for highly customized derivatives, including swaps; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for OTC derivative products and structured notes, additional credit risk, the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the derivative is based; (vii) the possible inability of the Fund or an Underlying Fund to purchase or sell a portfolio holding at a time that otherwise would be favorable for it to do so, or the possible need to sell the holding at a disadvantageous time, due to the requirement that the Fund or Underlying Fund post certain types of securities or cash as margin or collateral in connection with use of certain derivatives; and (viii) for options, the change in volatility of the underlying instrument due to general market and economic conditions or other factors, which may negatively affect the value of such option.

There is no assurance that a liquid secondary market will exist for certain derivatives in which the Fund or an Underlying Fund may invest. Participation in the option or futures markets, as well as the use of various forward contracts, involves investment risks and transaction costs to which the Fund or an Underlying Fund would not be subject absent the use of these strategies. In many cases, a relatively small price movement in a futures or option contract may result in immediate and substantial loss or gain to the holder relative to the size of a required margin deposit or premium received. There is also the risk of loss by the Fund or an Underlying Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund or Underlying Fund has an open position in an option, forward, swap or futures contract.

Leveraged swap transactions may experience substantial gains or losses in value as a result of relatively small changes in the value or level of an underlying or related market factor. A swap transaction may be modified or terminated only by mutual consent of the original parties, subject to agreement on individually negotiated terms. Therefore, it may not be possible for the Fund or an Underlying Fund to modify, terminate or offset the Fund’s or Underlying Fund’s obligations or the Fund or Underlying Fund’s exposure to the risks associated with a transaction prior to its scheduled termination date.

Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through the Fund or an Underlying Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Underlying Fund.

If a put or call option purchased by the Fund or an Underlying Fund is not sold when it has remaining value, and if, on the option expiration date, the market price of the underlying security or index, in the case of a purchased put, remains equal to or greater than the exercise price or, in the case of a purchased call, remains less than or equal to the exercise price, the Fund or Underlying Fund will lose its entire investment (i.e., the premium paid) on the option. When the Fund or an Underlying Fund sells (i.e., writes) an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Fund or Underlying Fund, which may be unlimited for uncovered call positions.

The Fund or an Underlying Fund may be unable to close out its derivatives positions when desired.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Advisor or a Fund Manager may wish to retain, respectively, the Fund’s or an Underlying Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unable or unwilling to enter into the new contract and no other appropriate counterparty can be found. There is no assurance that the Fund or an Underlying Fund will engage in derivatives transactions at any time or from time to time. The ability to use derivatives may also be limited by certain regulatory and tax considerations.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract, option on futures contract, and in some cases, OTC transaction that is economically equivalent to certain futures or options contracts on physical commodities. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange or the CFTC may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions.

The SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies requires funds to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements.

In addition, it is possible that government regulation of various types of derivative instruments and/or regulation of certain market participants’ use of the same, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation by multiple regulators in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy.

Repurchase Agreements. Repurchase agreements may be considered a form of borrowing for some purposes and their use involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities that are collateral for a loan by the Fund are not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Counterparty Credit Standards. To the extent that the Fund or an Underlying Fund engages in principal transactions, including, but not limited to, over-the-counter options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, the Fund or Underlying Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Fund and Underlying Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Advisor will seek to minimize the Fund’s exposure to counterparty risk by entering into such transactions with counterparties the Advisor believes to be creditworthy at the time it enters into the transaction. Certain transactions may require the Fund to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

Infrastructure Investments Generally. Investments will be subject to the risks incidental to the indirect ownership and operation of infrastructure assets, including risks associated with the general economic climate, geographic or market concentration, climatic risks, the ability of the third-party sponsors to manage the investment, government regulations, national and international political circumstances and fluctuations in interest rates, rates of inflation or commodities’ prices such as oil. Since investments in infrastructure and similar assets, like many other types of long-term investments, have historically experienced significant fluctuations and cycles in value, specific market conditions may result in temporary or permanent reductions in the value of an investment.

In addition, general economic conditions in relevant jurisdictions, as well as conditions of domestic and international financial markets, may adversely affect operations of the third-party co-investors and in turn, the Fund. In particular, because of the long time-lag between the approval of a project and its actual funding, a well-conceived project may, as a result of changes in investor sentiment, the financial markets, economic, or other conditions prior to its completion, become an economically unattractive investment.

The Fund may have among its investment counterparties third-party sponsors, merchant banks, institutional investors or strategic acquirers, some or all of which may have more resources than the Fund, and which may have an information advantage due to having asymmetrical knowledge of an asset or having other investment in infrastructure or infrastructure-related assets.

There can be no assurance that the Investments will be profitable or generate cash flow sufficient to provide a return on or recovery of amounts invested therein.

Infrastructure Sector Risks. The companies in which the Fund or Underlying Funds invest may operate in highly competitive markets dominated by firms with substantially greater financial and possibly better technical resources than such companies. The companies in which the Fund or Underlying Funds invest may also be subject to additional infrastructure sector risks, including (i) the risk that technology employed will not be effective or efficient, (ii) the risk of equipment failures, failure to perform according to design specifications, failure to meet expected levels of efficiency, fuel interruptions, loss of sale and supply contracts; (iii) changes in power or fuel contract prices, bankruptcy of or defaults by key customers, suppliers or other counterparties, and tort liability; (iv) risk of changes of values of infrastructure sector companies; (v) risks associated with employment of personnel and unionized labor; (vi) political and regulatory considerations and popular sentiments that could affect the ability of the Fund or Underlying Funds to buy or sell investments on favorable terms; and (vii) other unanticipated events which adversely affect operations.

The occurrence of events related to any of the foregoing could have a material adverse effect on the Fund and its Underlying Investments. These and other inherent business risks could affect the performance and value of Underlying Investments.

Environmental, Health and Safety Risks. Certain of the Fund’s Infrastructure Assets will be subject to numerous statutes, rules and regulations relating to protection of the environment and worker and public health and safety. Certain statutes, rules and regulations might require Underlying Investments to address environmental contamination, including soil and groundwater contamination, resulting from the release of fuel, hazardous materials or other pollutants, to control other forms of environmental pollution such as air, surface water, wastewater, and noise pollution, or otherwise to incur significant capital or operating expenditures to comply with environmental, health, and safety requirements. Any current or past non-compliance with such requirements could subject the Underlying Investments to material administrative, civil, or criminal penalties or other liabilities. Further, under various statutes, rules and regulations of certain jurisdictions, a current or previous owner or operator of real property may be liable for the costs of investigation, monitoring, removal or remediation of hazardous materials, in some cases whether or not the owner or operator knew of or was responsible for the presence of hazardous materials. The presence of hazardous materials on a property could also result in personal injury or property damage or similar claims by private parties. Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of these materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person.

The long-term trend toward increasingly stringent environmental, health, and safety regulation could continue in the future, resulting in substantial additional costs on Underlying Investments to comply with new requirements. In addition, because infrastructure assets can have a substantial environmental impact, community and environmental groups may protest about the development or operation of an Underlying Investment, and these protests may induce government action to the detriment of performance of the Underlying Investment. Further, ordinary operation or occurrence of an accident with respect to an Underlying Investment could cause significant damage to the environment or harm to public health or safety, which may result in significant financial distress to the particular asset and ultimately affect the return on the Fund’s investment therein.

While the Advisor and Sub-Advisor intend to exercise reasonable care to select Underlying Investments that do not present a material risk of current or future environmental, health, or safety liabilities, the Advisor and Sub-Advisor cannot rule out the possibility that such liabilities may arise, with respect to the Fund or its Underlying Investments, as a result of a large number of factors, including changes in laws or regulations and the existence of conditions that were unknown at the time of acquisition. Environmental, health, or safety liabilities could have a material adverse effect on the results of operations, financial condition, liquidity and prospects of the Underlying Investments, and on the overall value of such Underlying Investments.

Terrorism Risk. The Fund may invest directly or indirectly in significant strategic assets. Strategic assets are assets that have a national or regional profile and may provide essential services to a population. The very nature of these assets could generate additional risk not common in other industry sectors and could expose them to a greater risk of being the subject of a terrorist attack than other assets or businesses. Any terrorist attacks that occur at or near infrastructure facilities would likely cause significant harm to employees, assets and, potentially, the surrounding community. Insurers may offer a limited amount of or no insurance coverage for liability to persons other than employees or passengers for claims resulting from acts of terrorism, war or similar events. A terrorist attack involving the property of an infrastructure asset, or property under control of a company in which the Fund invests, may result in liability far in excess of available insurance coverage. A terrorist attack on an infrastructure asset may also have adverse consequences for all assets of that type, including the underlying assets in an Underlying Investment. For example, as a result of a terrorist attack in the vicinity of an infrastructure asset, the infrastructure asset may be forced to increase preventative security measures or expand its insurance coverage, adversely affecting the profitability of investment in that asset. Similarly, a terrorist attack could cause reduced patronage, usage and demand for an entire class of infrastructure assets or for infrastructure investments in the region of the terrorist attack, which could adversely affect the profitability of the Underlying Investments.

Climate Risk. Global climate change is widely considered to be a significant threat to the global economy. Infrastructure assets in particular may face risks from the physical effects of climate change, such as risks posed by increasing frequency or severity of extreme weather events and rising sea levels and temperatures. Additionally, the Paris Agreement and other initiatives by international, U.S. federal, state, and regional policymakers and regulatory authorities as well as private actors seeking to reduce greenhouse gas emissions may expose infrastructure assets to so-called “transition risks” in addition to physical risks, such as: (i) regulatory and litigation risk (e.g., changing legal requirements that could result in increased permitting and compliance costs, changes in business operations, or the discontinuance of certain operations, and litigation seeking monetary or injunctive relief related to climate impacts); (ii) technology and market risk (e.g., declining market for products and services seen as greenhouse gas intensive or less effective than alternatives in reducing greenhouse gas emissions); and (iii) reputational risk (e.g., risks tied to changing customer or community perceptions of an asset’s relative contribution to greenhouse gas emissions). The Advisor, the Sub-Advisor and the Fund Managers cannot rule out the possibility that climate risks could result in unanticipated delays or expenses and, under certain circumstances, could prevent completion of investment activities once undertaken, any of which could have a material adverse effect on an Underlying Investment or the Fund.

Regulatory and Legal Risks. Certain of the Underlying Investments may be in entities that are subject to substantial regulation by governmental agencies. The nature of this regulation exposes the owners of infrastructure assets to a higher level of regulatory control than typically imposed on other businesses. In addition, their operations may often rely on governmental licenses, concessions, leases or contracts that are generally very complex and may result in disputes over interpretation or enforceability. Even though most permits and licenses are obtained prior to the commencement of full project operations, many of these licenses and permits have to be maintained over the project’s life. If the Fund or companies in which the Fund invests fail to comply with these regulations or contractual obligations, they could be subject to monetary penalties or they may lose their rights to operate the underlying infrastructure assets, or both. Where their ability to operate an infrastructure asset is subject to a concession or lease from the government, the concession or lease may restrict their ability to operate the asset in a way that maximizes cash flows and profitability. Government entities generally have significant influence over such companies in respect of the various contractual and regulatory relationships they may have, and these government entities may exercise their authority in a manner that causes delays in the operation of the business of the infrastructure investments, obstacles to pursuit of the infrastructure investments’ strategy or increased administrative expenses. In this regard, the nature and extent of government regulation can also be a key driver of value and returns. Furthermore, permits or special rulings may be required on taxation, financial and regulatory related issues.

The concessions of certain Underlying Investments are granted by government bodies and are subject to special risks, including the risk that the relevant government bodies will exercise sovereign rights and take actions contrary to the rights of the Fund or the relevant company in which the Fund invests under the relevant concession agreement. Indeed, to the extent that the Fund invests in assets that are governed by lease or concession agreements with governmental authorities, there is a risk that these authorities may not be able to honor their obligations under the agreement, especially over the long-term. The lease or concession may also contain clauses more favorable to the government counterparty than a typical commercial contract. For instance, the lease or concession may enable the government to terminate the lease or concession in certain circumstances (such as default by the Fund or by a company in which the Fund invests) without requiring the government counterparty to pay adequate compensation. In addition, there can be no assurance that the relevant government bodies will not legislate, impose regulations or taxes or change applicable laws or act contrary to the law in a way that would materially and adversely affect the business of the Underlying Investments. Indeed, government counterparties may have the discretion to change or increase regulation of the operations of the Underlying Investments or to implement laws, regulations or policies affecting their operations, separate from any contractual rights that the government counterparties may have. Governments have considerable discretion in implementing regulations and policies that could impact Underlying Investments, and because infrastructure assets provide basic, everyday services, and face limited competition, governments may be influenced by political considerations and make decisions that adversely affect Underlying Investments and their operations. Activities not currently regulated may in the future be regulated.

In addition, infrastructure investments may be subject to rate regulation by government agencies because of their unique position as the sole or predominant providers of services that are often essential to the community. As a result, certain infrastructure investments might be subject to unfavorable price regulation by government agencies. Political oversight of the sector is also likely to remain pervasive and unpredictable and, for political reasons, governments may attempt to take actions which may negatively affect the operations, revenue, profitability or contractual relationships of infrastructure investments, including through expropriation.

Certain infrastructure investments may need to use public ways or may operate under easements. Under the terms of agreements governing the use of public ways or easements, government authorities may retain the right to restrict the use of such public ways or easements or to require a company in which the Fund invests to remove, modify, replace or relocate their facilities at such company’s expense. If a government authority exercises these rights, the company could incur significant costs and its ability to provide service to its customers could be disrupted, which could adversely impact the performance of the relevant Underlying Investment.

Infrastructure assets are often governed by highly complex legal contracts and documents. As a result, the risks of a dispute over interpretation or enforceability of the legal contracts and documentation and consequent costs and delays may be higher than for other types of investments. Such risks may be increased by the uncertainty of laws and their application in certain jurisdictions in which the Fund will invest. The Fund may be adversely affected by future changes in laws and regulations.

Other legal risks relate to environmental issues and industrial actions or to actions by special interest groups and actions or litigation relating to the acquisition, ownership, operation and disposition of the Underlying Investments that may adversely affect the Underlying Investment or the value thereof. The risk of such actions or litigation may be higher with regard to infrastructure investments (which may be of a public and/or quasi-monopoly nature) compared to other investments.

Demand and Usage Risk. The Fund may directly or indirectly invest in assets with demand, usage and throughput risk. Throughput risk is the potential variation in the volume of output from an asset, whether due to lower than expected customer demand, lack of availability of supply of a necessary input or unavailability of equipment due to technical fault, maintenance or other closure. Residual demand, usage and throughput risk can affect the performance of Underlying Investments. For example, some of the Underlying Investments may be subject to seasonal variations, and accordingly, the Fund’s operating results for any such Underlying Investment in any particular quarter may not be indicative of the results that can be expected for such Underlying Investment throughout the entire year. To the extent that the Advisor’s, Sub-Advisor’s or a Fund Manager’s assumptions regarding the demand, usage and throughput of assets prove incorrect, returns to the Fund could be adversely affected.

Users of the infrastructure operated by Underlying Investments may react negatively to any adjustments to applicable tolls or other usage-related fee rates, or public pressure may cause relevant government authorities to challenge the tolls or other usage-related fee rates. Users of infrastructure may react adversely to tolls or other usage-related fee rates, for example, by avoiding using the infrastructure or refusing to pay the tolls or other usage-related fee, resulting in lower volumes and reduced usage revenues. In addition, adverse public opinion, or lobbying efforts by specific interest groups, could result in governmental pressure on Underlying Investments to reduce their tolls or other usage-related fee rates, or to forego planned tolls or other usage-related fee rate increases. The Advisor, Sub-Advisor and the Fund Managers cannot guarantee that government bodies with which Underlying Investments have concession agreements will not try to exempt certain users’ categories from tolls or other usage-related fees or negotiate lower tolls or other usage-related fee rates. If public pressure or government action forces Underlying Investments to restrict their tolls or other usage-related fee rate increases or to reduce their tolls or other usage-related fee rates, and they are not able to secure adequate compensation to restore the economic balance of the relevant concession agreement, the Fund’s business, financial condition and results of operations could be materially and adversely affected.

The Fund may invest in Underlying Investments that derive substantially all of their revenues from collecting tolls or other usage-related fees from users of such infrastructure. The tolls or other usage-related fees that are applicable to such infrastructure are set forth in the respective concession agreements entered into by or on behalf of the Fund or the relevant company in which the Fund invests and the relevant government body.

After execution of a concession agreement, the relevant government bodies may seek to limit such Underlying Investments’ ability to increase, or may seek to reduce, tolls or other usage-related fee rates outside the scope of the respective concession agreements, as a result of factors such as general economic conditions, negative consumer perceptions of increases in tolls or other usage-related fee rates, the prevailing rate of inflation, volume and public sentiment about prevailing tolls or other usage-related fee rates.

LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Additional risks and uncertainties not currently known to the Fund or that the Fund currently deems to be immaterial also may adversely affect the Fund’s business, financial condition and/or operating results. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund will update this Prospectus to account for any material changes in the risks involved with an investment in the Fund.

Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees of the Fund is responsible for generally overseeing management and operations of the business and affairs of the Fund and does not manage operations on a day-to-day basis. There are currently nine Trustees on the Board, eight of whom are Independent Trustees. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI. References to the “Board” or the “Board of Trustees” in the Prospectus and SAI refer to the Board of Trustees of the Fund.

Advisor and Sub-Advisor

The Fund’s Advisor is RIIA, 401 Union Street, 18th Floor, Seattle, Washington 98101. RIIA is registered as an investment adviser with the SEC under the Investment Advisers Act, as amended (“Advisers Act”). Pursuant to an advisory agreement between the Advisor and the Fund (the “Advisory Agreement”), which has been approved by the Board, RIIA provides or oversees all investment advisory and portfolio management services for the Fund and is responsible for monitoring the Fund’s overall investment program.

A discussion regarding the basis for the approval of the Advisory Agreement by the Board will be available in the Fund’s annual or semi-annual report to Shareholders, as applicable, if the Board approved the Advisory Agreement during the Fund’s most recent fiscal-half year covered by such report.

The Advisor is a subsidiary of and is controlled by RIM. RIM was established in 1982 and as of December 31, 2025, managed over $50.4 billion in proprietary registered fund portfolios. The Advisor has entered into, or prior to the Fund’s commencement of operations will enter into, a resource sharing agreement with RIM, pursuant to which RIM makes certain personnel and resources available to the Advisor to provide investment advisory services to the Fund. The Advisor is an indirect, subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates indirectly hold a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital indirectly hold a significant minority ownership interest in the Advisor and its affiliates (“Russell Investments”). Certain of Russell Investments’ employees and Hamilton Lane Advisors, LLC also hold minority, non-controlling positions in Russell Investments Group, Ltd. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies.

RIIA has advised the Fund that, on July 9, 2026, Russell Investments announced that an investor consortium led by B Capital, a global multi-stage investment firm, and including California Public Employees’ Retirement System, has agreed to acquire Russell Investments, including RIM, from TA Associates and Reverence Capital (the “Transaction”). RIIA expects the Transaction to close in the first quarter of 2027, subject to the receipt of regulatory approvals and other customary closing conditions. The Transaction is not expected to result in any material change in the day-to-day management of the Fund. As required by the Investment Company Act of 1940, as amended, the consummation of the Transaction would result in the automatic termination of the advisory agreement between RIIA and the Fund. [At a meeting held on December 8, 2026, the Fund’s Board of Trustees (the “Board”) unanimously approved a new investment advisory agreement (the “New Advisory Agreement”) between RIIA and the Fund.] Russell Investment Management, LLC (in its capacity as initial shareholder of the Fund) intends to conditionally approve the New Advisory Agreement, subject to the closing of the Transaction. Accordingly, shareholders of the Fund will not be asked to approve the New Advisory Agreement as a result of the Transaction. Under the New Advisory Agreement, RIIA would provide investment advisory services to the Fund on the same terms as the current agreement (except effective and termination dates) for fees that do not exceed those that are currently in effect with respect to the Fund.

[The Fund’s sub-advisor is Partners Group (USA) Inc. (“Partners Group (USA)” or “Sub-Advisor”). The Sub-Advisor is registered as an investment adviser with the SEC under the Advisers Act. Pursuant to a discretionary sub-advisory contract between the Advisor, as a fiduciary for the Fund, and the Sub-Advisor (the “Sub-Advisory Agreement”), which has been approved by the Board, the Sub-Advisor has a discretionary asset management assignment pursuant to which the Advisor intends to allocate to the Sub-Advisor a portion of Fund assets to manage directly, subject to oversight by the Advisor. The Sub-Advisory Agreement may be terminated as a whole, without the payment of any penalty, by the Advisor or the Fund at any time, or by the Sub-Advisor on 90 days’ written notice to the Advisor.]

A discussion regarding the basis for the approval of the Sub-Advisory Agreement by the Board will be available in the Fund’s annual or semi-annual report to Shareholders, as applicable, if the Board approved the Sub-Advisory Agreement during the Fund’s most recent fiscal-half year covered by such report.

Partners Group (USA), located at 1114 Avenue of the Americas, 37th Floor, New York, NY 10036, is a wholly-owned subsidiary of Partners Group Holding AG and is an affiliate of Partners Group AG (“Partners Group”), a global private markets investment manager. Partners Group Holding AG, is listed on the SIX Swiss Exchange (ticker: PGHN) and has a public market capitalization of approximately 27.9 billion Swiss Francs (approximately 36.1 billion U.S. Dollars) as of January 1, 2026. As of December 31, 2025, Partners Group and its affiliates manage over 184 billion U.S. Dollars in assets across direct, secondary and primary private market assets for a wide variety of more than 800 institutional investors worldwide. As of December 31, 2025, the firm employs a broad team of approximately 2,000 people (including more than 1,700 Partners Group employees and more than 200 Empira employees), representing approximately 80 nationalities and collectively speaking around 40 languages. The team is represented through offices in Denver, Houston, Miami, Montreal, New York, Toronto, São Paulo, Guernsey, London, Paris, Luxembourg, Milan, Munich, Abu Dhabi, Dubai, Mumbai, Singapore, Manila, Shanghai, Seoul, Tokyo, Sydney, and Hong Kong, along with Partners Group’s headquarters in Zug, Switzerland. Through various investment programs and customized separate account mandates, Partners Group and its affiliates have made commitments of 261 billion U.S. Dollars, invested in more than 2,400 funds and companies across over 900 investment partners on a direct, primary and secondary basis and are currently represented on 350 partnership advisory boards across private markets, as of December 31, 2025.

Partners Group (USA) has entered into resource sharing agreements with certain of its affiliates pursuant to which those affiliates make certain personnel and resources available to Partners Group (USA) to provide investment advisory services to the Fund. Partners Group (USA) may use the portfolio management, research or other resources of a foreign (non-U.S.) affiliate of Partners Group (USA) to provide investment advisory services to the Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

Subject to approval of the Fund’s Board, RIIA selects, oversees and evaluates the performance results of the Sub-Advisor and allocates Fund assets among itself and the Sub-Advisor. RIIA may change the Fund’s asset allocation at any time, including not allocating Fund assets to the Sub-Advisor. RIIA manages Fund assets not allocated to the Sub-Advisor and the Fund’s cash balances.

Subject to approval of the Fund’s Board, the Sub-Advisor has a discretionary asset management assignment pursuant to which it is allocated a portion of Fund assets to manage directly. The Sub-Advisor has discretion to select, purchase and sell portfolio securities and instruments for its segment of the Fund’s assets. RIIA oversees and evaluates the performance results of the Sub-Advisor. RIIA provides the Sub-Advisor with specific investment guidelines based on the Fund’s investment program. However, the Advisor does not evaluate the investment merits of any decision by the Sub-Advisor to purchase, hold, or sell a security or other instrument for the Fund. RIIA, as the Fund’s Advisor, may change the Fund’s asset allocation at any time, including not allocating Fund assets to the Sub-Advisor. The Sub-Advisor is unaffiliated with RIIA.

Control Persons

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. As of November 6, 2026, the Fund had not yet commenced operations and, except as noted below, no persons owned more than 25% of any Share class of the Fund. The ownership of Share classes will fluctuate as additional investors subscribe for Shares and the Fund repurchases Shares in connection with quarterly repurchase offers. RIM, an affiliate of the Advisor, has provided the initial investment in the Fund. For so long as RIM has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

Portfolio Managers

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Managers with the Advisor

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Michael Steingold	Primarily responsible for setting the Fund’s overall investment strategy, overseeing the Fund’s investment process and performance and the day-to-day management of the Fund.	2025	Director, Senior Portfolio Manager, Real Assets, Russell Investments, since 2025; Mr. Steingold was a Senior Research Analyst from March 2018 to January 2022 and Director, Private Markets from January 2022 to September 2025.
Patrick Nikodem	Primarily responsible for setting the Fund’s overall investment strategy, overseeing the Fund’s investment process and performance and the day-to-day management of the Fund.	2025	Director, Senior Portfolio Manager, Real Assets, Russell Investments, since 2025. Mr. Nikodem was Director, Listed Real Assets from March 2023 to September 2025. Mr. Nikodem was Senior Portfolio Manager, Equity from March 2021 to February 2023. Mr. Nikodem was a Portfolio Manager from March 2015 to March 2021.

Portfolio Managers with the Sub-Advisor

The Portfolio Managers with the Sub-Adviser who currently have primary responsibility for the day-to-day management of the Fund are:

•	Robert M. Collins, Partner, Global Co-Head of U.S. Private Wealth. Robert Collins is Global Co-Head of Private Wealth, based in New York. Robert leads Partners Group’s US Private Wealth business and is President, Portfolio Manager, and Member of the Board of Managers of Partners Group Private Equity, LLC, Partners Group Growth, LLC, Partners Group Next Generation Infrastructure, LLC, and Partners Group Lending Fund, LLC. He also chairs Partners Group (USA) Inc.’s Investment Committee. Robert joined the firm in 2005 as a member of the Private Equity investment team and has over 25 years of industry experience. Prior to joining Partners Group, he worked at UBS Warburg and Salomon Smith Barney. Robert holds an MBA from the Johnson School at Cornell University, where he was a Roy H. Park Leadership Fellow, and a bachelor’s degree from Tulane University, where he majored in economics and history. He is a CFA charterholder and a member of the Committee on Capital Markets Regulation.

•	Robin Shelley, Managing Director, Private Equity Partnership Investments. Robin Shelley is a Managing Director on the Private Equity Partnership Investments team of Partners Group in New York. He is a member of the Private Equity LP Portfolio Secondaries and Private Equity Secondaries Streamlined Investment Committees. He has been with Partners Group since 2012 and has 18 years of industry experience. Prior to joining the firm, he worked in private equity at a family office in Geneva and in M&A at Hawkpoint Partners in London. He holds a BSc in Economics from the University of Bristol.

•	Thomas Stein, Partner, Head of Private Credit Americas. Tom Stein is Head of Private Credit in the Americas, based in New York. He is a member of the Global Investment Committee, Global Private Credit, Private Credit US, and Private Credit Europe. He has been with Partners Group since 2018 and has over 35 years of industry experience. Prior to joining Partners Group, he worked at Guggenheim, Goldman Sachs, Wells Fargo, and Bank of America. He holds an MBA from the University of Chicago Booth School of Business and a bachelor’s degree in economics from the University of Santa Clara.

•	Adam Howarth, Partner, Co-Head of Portfolio Management Americas. Adam Howarth is Co-Head of the Portfolio Management business unit, based in Denver. He is a member of the Global Portfolio Committee, Private Equity Partnership Investments IC, Private Equity LP Portfolio Secondaries Committee and Chair of the Private Equity Secondaries Streamlined Investment Committee. Previously, he was Head of Partners Group’s New York office and Co-Head Private Equity Integrated Investments. Adam has been with Partners Group since 2007 and has 25 years of industry experience. Prior to joining Partners Group, he worked at HarbourVest Partners, LLC in the secondary team and Credit Suisse in the M&A Group. He holds an MBA from the New York University Stern School of Business, USA.

•	Sujit John, Managing Director, Private Equity Health & Life. Sujit John is part of the Private Equity Health and Life business unit, based in New York. He is a member of the Health and Life Vertical Investment Committee. He is also a member of the Board of Directors of the firm’s portfolio companies Axia Women’s Health, LLC and Blue River PetCare and a Board Observer at PCI Pharma Services. He has been with Partners Group since 2012 and has 21 years of industry experience. Prior to joining Partners Group, he worked at WestView Capital Partners, Arlington Capital Partners and Citigroup Global Markets. He holds a bachelor’s degree in management from Boston College, Massachusetts, USA.

•	Anthony Shontz, Partner, Co-Head of Private Equity Partnership Investments. Anthony Shontz is the Co-Head of the Private Equity Partnership Investments business unit, and a member of Global Investment Committee for private equity Secondaries, Primaries, and Co-investments. He has been with Partners Group since 2007 and has 24 years of industry experience, previously working at Pacific Private Capital and Prudential Capital Group. Anthony holds a bachelor’s degree in economics from Brigham Young University, and an MBA from the Kellogg School of Management at Northwestern University.

•	Ron Lamontagne, Managing Director, Head of Real Estate Americas. Ron Lamontagne is Head of Real Estate Americas, based in New York. He is a member of the Private Real Estate Investment Committee. He has 38 years of industry experience. Prior to joining Partners Group, Ron was a Director at GE Capital Real Estate where he was responsible for equity investments in the US and Canada. Other previous roles at GE include debt originations, asset management, loan modifications, property dispositions and risk management. He holds an MBA in finance and marketing from the New York University Stern School of Business.

•	Andre Burba, Managing Director, Private Infrastructure Americas. Andre Burba is part of the Private Infrastructure Americas business unit, based in Denver. He serves on the Infrastructure Investment Committee and the U.S. Investment Committee. He has 26 years of industry experience. Prior to joining Partners Group, he was a Managing Director at Global Infrastructure Partners where he focused on structured equity and credit investments in various infrastructure sectors. Prior to GIP, he was a Partner and a member of the Investment Committee at Pine Brook, a private equity firm based in New York focused on growth equity investments in energy and financial services. Before Pine Brook, he was at Credit Suisse in the Special Opportunities group focusing on principal investments in renewable energy, infrastructure and mining. He started his career as a project finance legal counsel at Milbank Tweed in New York. He holds a juris doctorate (J.D.) from Vanderbilt University Law School, Tennessee, USA where he was a John S. Beasley Scholar, and bachelor’s degrees in music and mathematics from West Virginia University, USA.

Management Fee

Pursuant to the Advisory Agreement, the Fund has agreed to pay the Advisor a monthly management fee at an annual rate equal to [1.50%] of the Fund’s average daily net assets (the “Management Fee”).

Expense Agreement

Until July 31, 2028, the Advisor has contractually agreed to waive up to the full amount of its Management Fee and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 2.00% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. The Expense Limit will be applied after the Offsetting Waiver (discussed below). Direct Fund-level expenses do not include: (i) interest on borrowed funds or any and all fees related to secured borrowing arrangements (including but not limited to commitment fees and legal fees incurred with respect to the Fund entering into or renewing a secured borrowing arrangement); (ii) any distribution and/or shareholder services fees; (iii) acquired fund fees and expenses (including any and all fees and expenses of special purpose vehicles in which the Fund invests); (iv) all investment-related fees and expenses related to investments or potential investments the Advisor or Sub-Advisor enters into or considers on behalf of the Fund (including but not limited to fees and expenses related to the origination, sourcing, acquisition, servicing, identification, due diligence or disposition of such investments, and legal fees associated with such investments); (v) all fees and expenses incurred by and allocated to the Fund by the Sub-Advisor (including but not limited to any and all investment-related fees and expenses) in accordance with the terms of its Sub-Advisory Agreement; (vi) dividend and interest expenses related to short sales; (vii) taxes; (viii) any and all contingency fees paid to vendors out of amounts received by the Fund (for example, contingency fees paid to vendors for foreign tax reclaims and contingency fees paid to vendors for certain securities litigation recoveries); and (ix) infrequent and/or unusual expenses (including litigation expenses). The Fund will carry forward any waivers and/or reimbursements of fees and expenses in excess of the expense limit and repay the Advisor such amount provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment.

The Advisor intends to invest a portion of Fund assets in the RI Global Infrastructure Fund and/or the RI Global Infrastructure ETF. To address any potential duplication of services, the Advisor will waive a portion of its Management Fee for the Fund equal to the RI Global Infrastructure Fund’s and/or the RI Global Infrastructure ETF’s net advisory fee paid indirectly by the Fund (the “Offsetting Waiver”). The Advisor will implement the Offsetting Waiver first and then apply the Expense Agreement. In the first year of operations, the Advisor expects to waive more of its Management Fee than the amount of the Offsetting Waiver in the application of the Expense Agreement to meet the Expense Limit.

In addition to the fees paid to the Advisor, the Fund pays all other costs and expenses of its operations, including shareholder servicing fees pursuant to the Shareholder Servicing Plan, compensation of its Trustees (other than those affiliated with the Advisor), administrative expenses, valuation-related expenses, custodian expenses, leveraging expenses, transfer and dividend disbursing agent expenses, sub-transfer agency expenses, index licensing fees, legal fees and expenses, rating agency fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Sub-Advisory Fee

[Under the Sub-Advisory Agreement, the Advisor pays the Sub-Advisor a sub-advisory fee payable quarterly in arrears and accrued daily based on the average daily net assets that are managed by the Sub-Advisor at an annual rate of 1.55% (the “Sub-Advisory Fee”).]

Organizational and Offering Costs

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund.

Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs will be paid by the Advisor on behalf of the Fund prior to commencement of operations.

The Fund’s initial offering costs include, among other things, legal, printing and other expenses pertaining to this offering. Any offering costs paid by the Advisor on behalf of the Fund prior to commencement of operations will be disclosed in the Fund’s seed audited Financial Statements as commitments and contingencies of the Fund and reimbursed to the Advisor upon commencement of operations. Costs associated with the offering of its shares, capitalized as deferred offering costs, are amortized over a twelve-month period from the date of the associated offering. Following such time, costs associated with the organization and offering of the Fund will be expensed as incurred.

All organizational and offering costs of the Fund paid by the Advisor on behalf of the Fund shall be subject to recoupment by the Advisor under the terms of the Expense Agreement.

Affiliated Brokerage

The Fund pays or will pay brokerage commissions to Russell Investments Implementation Services, LLC (“RIIS”), a registered broker and an affiliate of the Advisor, for execution of equity transactions for the Fund. RIIS may also execute foreign currency transactions on an agency basis on behalf of the Fund and charge the Fund an agency fee for such transactions. See “Brokerage Allocations and Brokerage Commissions” in the SAI for additional information.

NET ASSET VALUE

The NAV of the Shares of an applicable class of the Fund will be computed based upon the value of the Fund’s portfolio securities and other assets. The NAV per Share of an applicable class will be determined as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each business day on which the NYSE is open for trading. The Fund calculates NAV per Share of an applicable class by subtracting the Fund’s liabilities (including accrued expenses, dividends payable and any borrowings of the Fund), and the liquidation value of any outstanding preferred shares of the Fund from the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Shares of the Fund outstanding.

As discussed in further detail herein, although the Fund will determine its NAV daily, such NAV is subject to valuation risk.

The Fund’s portfolio holdings are valued in accordance with the Fund’s valuation policies and procedures. Where a market quotation is readily available for a portfolio security, that security is valued at the current market price. Securities for which market quotations are not readily available, including the Fund’s private investments, interests in Underlying Private Funds, Co-Investments and other private assets, are fair valued pursuant to the Fund’s valuation policies and procedures. More information can be found in the Fund’s SAI.

DISTRIBUTIONS

The Fund will ordinarily declare and pay distributions from its net investment income, if any, on an annual basis. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund intends to declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by the Fund in the prior fiscal year. An additional distribution may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund. After the end of each calendar year, Shareholders will be provided a Form 1099, containing information regarding the amount and character of distributions received from the Fund during the calendar year.

The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital to the extent of the Shareholder’s tax basis and thereafter be treated as a capital gain assuming the Shares are held as capital assets. A return of capital distribution will reduce the Shareholder’s basis in such Shareholder’s Shares and increase the gain or decrease the loss upon future disposition of such Shares. If distributions in any tax year are less than the Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains, such excess is not treated as a non-taxable return of capital but rather may be taxable to Shareholders at ordinary income rates even though it may economically represent a return of capital.

For a period of time after the commencement of the Fund’s offering, a portion of the Fund’s distributions, if any, may result from fee waivers or expense reimbursements from the Advisor. Such waivers and reimbursements are subject to recoupment by the Advisor from the Fund, which could impact the level of future distributions.

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio and the Fund’s use of hedging. To permit the Fund to maintain more stable distributions, the Fund may from time to time distribute more or less than the entire amount of income earned in a particular period. Any undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular annual period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV and, correspondingly, distributions from undistributed income will deduct from the Fund’s NAV.

Under normal market conditions, the Advisor will seek to manage the Fund in a manner such that the Fund’s distributions are reflective of the Fund’s current and projected earnings levels. The distribution level of the Fund is subject to change based upon a number of factors, including the current and projected level of the Fund’s earnings, and may fluctuate over time.

If a Shareholder’s Shares are accepted for repurchase in a quarterly repurchase offer, upon payment for such repurchased Shares, such repurchased Shares will no longer be considered outstanding and therefore will no longer be entitled to receive distributions from the Fund.

The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. An additional distribution of net investment income may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund. The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its annual distribution declarations at any time and may do so without prior notice to Shareholders.

Shareholders will automatically have all dividends and distributions (net of any applicable withholding tax) reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s dividend reinvestment plan (the “Reinvestment Plan”), registered shareholders will have all dividends, including any capital gain dividends, and distributions (net of any applicable withholding tax) reinvested automatically in additional Shares of the Fund, including in full or fractional Shares, by the Transfer Agent, unless the shareholder elects to receive cash. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends and distributions in cash paid directly to the shareholder of record (or, if the Shares are held through banks, brokers or other nominee name, then to such banks, brokers or other nominee) by the Transfer Agent as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends and distributions in cash by contacting your Financial Intermediary who holds your Fund shares or if your Fund shares are held directly by the Fund, by contacting the Transfer Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Transfer Agent prior to the dividend record date. Additionally, the Transfer Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or distribution.

In the case of record Shareholders such as banks, brokers or other nominees that hold Fund shares for others who are the beneficial owners, the Transfer Agent will administer the Reinvestment Plan on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount registered in such Shareholder’s name and held for the account of beneficial owners who are to participate in the Reinvestment Plan. Shareholders whose Shares are held in the name of a bank, broker or other nominee should contact their Financial Intermediary for details. Such Shareholders may not be able to transfer their shares to another bank, broker or other nominee and continue to participate in the Reinvestment Plan.

The number of newly issued Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the NAV per Share on the reinvestment date; there is no sales or other charge for reinvestment.

The Transfer Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to newly issued Shares in the Reinvestment Plan. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan should be directed to the Transfer Agent, in writing to:

Regular Mail:

Russell Investments

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, OH 45246-0707

Overnight Mail:

Russell Investments

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Shareholders may also call the Transfer Agent toll-free at 1-833-296-2676 with questions about the Reinvestment Plan.

The Transfer Agent provides Shareholders whose Shares are held directly with the Fund and registered in his or her own name, periodic Shareholder account statements reflecting transactions that occurred during the period, including dividend and distribution reinvestment transactions for Reinvestment Plan participants. Any proxy you receive will include all Shares you have received under the Reinvestment Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions and reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends or distributions. See “Tax Matters.”

The Fund and the Transfer Agent reserve the right to amend or terminate the Reinvestment Plan.

DESCRIPTION OF SHARES

The Fund is a single legal entity organized as a Delaware statutory trust pursuant to a Certificate of Trust, dated June 12, 2024, a Second Amended and Restated Declaration of Trust, dated March 25, 2025 (“Declaration of Trust”), and Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq. (the “Delaware Trust Act”). The Fund offers an unlimited number of common Shares of beneficial interest, par value $0.01 per Share, in this Prospectus.

The Fund has received exemptive relief from the SEC to issue multiple classes of Shares. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts and ongoing fees and expenses for each Share class may be different. The fees and expenses for the Fund are set forth in “Summary of Fund Fees and Expenses.” The details of each class of Shares are set forth in “Plan of Distribution.”

There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future. The Shares are not listed for trading on any securities exchange. Neither the Advisor nor the Distributor intend to make a market in the Fund’s Shares.

Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the 1940 Act, which provides that such Shares may not be issued at a price below the then current NAV, exclusive of any sales load, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s Shareholders.

The following table shows the amounts of Shares that have been authorized and outstanding as of November 6, 2026:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding Exclusive of Amount Held by the Fund or for its Account
Class F Shares	Unlimited	None	0
Class I Shares	Unlimited	None	10,000

Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and, under the Delaware Trust Act, the purchasers of the Shares will have no obligation to make further payments for the purchase of the Shares or contributions to the Fund solely by reason of their ownership of the Shares, except that the Trustees shall have the power to cause Shareholders to pay certain expenses of the Fund by setting off charges due from Shareholders from declared but unpaid dividends or distributions owed the Shareholders and/or by reducing the number of Shares owned by each respective Shareholder, and except for the obligation to repay any funds wrongfully distributed. Distributions may be made to the holders of the Fund’s Class F Shares and Class I Shares at the same time and in different per Share amounts on such Class F Shares and Class I Shares if, as and when authorized and declared by the Board. Although an investment in any class of Shares represents an investment in the same assets of the Fund, the purchase restrictions and ongoing fees and expenses for each share class are different, resulting in different NAVs and distributions for each class of Shares. See “Plan of Distribution.”

All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. Unlike registered open-end funds, the Fund does not provide daily redemptions, and unlike traditional closed-end funds, the Shares are not listed on any securities exchange. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. You should not purchase the Shares if you intend to sell them soon after purchase. An investment in the Shares is not suitable for investors who need access to the money they invest. See “Periodic Repurchase Offers.”

PURCHASING SHARES

Shares are only available for purchase through a select network of banks (including bank trust departments), registered investment advisers, broker-dealers and other financial service organizations (collectively, “Financial Intermediaries”), except that RI Employees, Trustees of the Fund and certain institutional investors may purchase shares directly with the Fund. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you. Certain Classes of Shares may only be purchased by specified categories of investors and are only offered by certain Financial Intermediaries. See “Plan of Distribution.”

The following investment minimums apply for purchases of the Shares, except as set forth below:

	Class F Shares	Class I Shares
Minimum Initial Investment	$5,000	$5,000
Minimum Subsequent Investment	$500	$500

The following groups of investors are eligible to purchase Class F Shares: (i) institutional or individual investors with an initial minimum investment of $5,000 and subsequent minimum investments of $500; (ii) RI Employees; and (iii) Trustees of the Fund.

Class F Shares are available for investment by existing and new investors until one year after the Fund’s commencement of operations (“Closure of F Shares”). After the Closure of F Shares, Class F Shares will be closed to new investors, with the exception of RI Employees, Trustees of the Fund, institutional investors with a minimum of $25,000,000 in Class F Shares, and new or existing accounts of Financial Intermediaries with an aggregate minimum of $25,000,000 in Class F Shares (institutional and individual investors will continue to be subject to $5,000 initial minimums and $500 subsequent minimums). Depending on the Financial Intermediary through which Class F Shares are purchased, it is possible that investors will be required to pay transaction or similar fees charged by Financial Intermediaries on their Class F Shares after the Closure of F Shares that they were not required to pay prior to the Closure of F Shares.

The minimum initial investment in Class I Shares is $5,000; subsequent investments with respect to Class I Shares may be made with at least $500.

Class F and Class I Shares are not subject to any asset-based distribution fees but are only available through a select network of Financial Intermediaries, except that RI Employees, Trustees of the Fund and certain institutional investors may purchase shares directly with the Fund. Class I Shares are subject to a shareholder servicing fee that will accrue at an annual rate up to 0.25% of the Class’s average daily net assets. Class F Shares are not subject to a shareholder servicing fee.

The Fund reserves the right to waive the above-specified minimums. Subject to applicable law, the Fund reserves the right to change the categories of investors eligible to purchase its Shares.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with or without cause only by (i) written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective; (ii) vote of Shareholders holding not less than two-thirds of the Shares then outstanding, cast in person or by proxy at any meeting called for the purpose, specifying the date upon which such removal shall become effective; or (iii) a written declaration signed by Shareholders holding not less than two-thirds of the Shares then outstanding, and such declaration shall become effective when filed with the Fund’s secretary. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from registered open-end funds (which are generally referred to as mutual funds) in that closed-end funds do not redeem their shares at the request of the Shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the stock exchange (if the closed-end fund’s shares are listed on an exchange) like any other stock at the prevailing market price at that time. In a mutual fund, if the Shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV.

Also, mutual funds generally offer new shares on a continuous basis to new investors and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Unlike traditional listed closed-end funds which list their common shares for trading on a securities exchange, the Shares are not listed on any securities exchange. Notwithstanding that the Fund conducts periodic repurchase offers, investors should not expect to be able to sell their Shares when and/or in the amount desired, regardless of how the Fund performs. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. Investors should consider that they may not have access to the money they invest. An investment in the Shares is not suitable for investors who need access to the money they invest.

Although the Fund’s Shareholders will have no right to redeem their Shares, the Fund conducts periodic repurchase offers as described below under “Periodic Repurchase Offers.” The Fund may also, from time to time, consider taking other corporate actions that the Board determines to be in the best interest of the Fund and its Shareholders. Depending on the circumstances, economic and market conditions, and the availability of suitable options and alternatives, these actions could include, for example, a sale of all or substantially all of the Fund’s assets either on a complete portfolio basis or individually followed by a liquidation, a merger of the Fund with another investment company, or converting the Fund into a registered open-end fund. The Fund would consider a variety of factors in determining whether to pursue a corporate action such as any of the foregoing, including Shareholder feedback, the composition of the Fund’s portfolio, portfolio performance, the Fund’s financial condition, internal management considerations, existing economic and market conditions, the nature of available options and sales and repurchase trends with respect to the Shares. There can be no assurance that any such corporate action, even if considered, will be pursued or determined to be in the best interests of the Fund and its Shareholders. In addition, certain of these corporate actions would require the approval of the Fund’s Shareholders.

PERIODIC REPURCHASE OFFERS

No Right of Redemption

No Shareholder will have the right to require the Fund to redeem its Shares. No public market exists for the Shares, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchase Offers

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to Shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 of the 1940 Act, reduced by any applicable repurchase fee.

Once each quarter, the Fund will offer to repurchase at NAV, less any applicable repurchase fee, no less than 5% and no more than 25% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to repurchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline,” which typically will occur on or about February 28, May 31, August 31 and November 30); however, the Fund will provide such written notification no less than 21 and no more than 42 calendar days before the Repurchase Request Deadline. The Fund expects the first Repurchase Request

Deadline to occur on or about May 31, 2027. The NAV per share of repurchased Shares will be calculated as of the close of regular trading on the NYSE on a day to be determined but no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Determination of Repurchase Offer Amount

The Board, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will not be less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline. The Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at the NAV applicable to the class of Shares repurchased, which is the minimum amount permitted.

Notice to Shareholders

No less than 21 calendar days and no more than 42 calendar days before each Repurchase Request Deadline, the Fund will send to each Shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase. The Shareholder Notification also will include the procedures on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date by which the Fund will pay to Shareholders the repurchase proceeds (the “Repurchase Payment Deadline”). The Shareholder Notification also will set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date. The Repurchase Request Deadline will be strictly observed. If a Shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the Shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a repurchase request in the next repurchase offer. The Fund, Russell Investments and the Transfer Agent are not responsible for processing delays or losses resulting from requests not received in good order. Shareholders who hold Shares through a Financial Intermediary must contact their Financial Intermediary to submit a repurchase request on their behalf. Shareholders may withdraw or change a Repurchase Request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Repurchase Price

The repurchase price of the Shares will be the Fund’s NAV of the applicable class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. During the period the offer to repurchase is open, Shareholders may obtain the current NAV by calling (833) 296-2676 and will be available at the Fund’s website (https://russellinvestments.com). The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer. Financial Intermediaries may charge a processing or service fee related to a repurchase of Shares pursuant to a periodic repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made to the Shareholder no more than seven calendar days after the Repurchase Pricing Date. Repurchase proceeds are generally paid by check, wire transfer, or ACH, as elected by the Shareholder. The Fund may delay payment of proceeds attributable to Shares recently purchased by check or ACH until the Fund or the Transfer Agent is reasonably satisfied that the purchase payment has been collected, which may take 10 or more business days from the date of purchase. In all cases, payment for Shares accepted for repurchase will be made by the Repurchase Payment Deadline. The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis, provided, that the Fund may accept all Shares tendered by persons who own, in the aggregate, fewer than 100 Shares and who tender all of their Shares, before prorating Shares tendered by others.

If any Shares tendered are not repurchased because of proration, Shareholders will have to wait until the next repurchase offer and resubmit a new repurchase request, and such repurchase request will not be given any priority over other Shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares a Shareholder wishes to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some Shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

If a Shareholder’s Shares are accepted for repurchase, upon payment for such repurchased Shares, such Shares will no longer be considered outstanding and such shares will cease to have any voting rights. Shares tendered pursuant to a repurchase offer will earn dividends declared to Shareholders of record only through the date on which payment for repurchased Shares is made.

Repurchase Fee

The Fund does not currently intend to impose a repurchase fee to help defray the costs associated with the repurchase offers. It is possible that a repurchase fee of up to two percent, as permitted by Rule 23c-3(b)(1) of the 1940 Act, may be added in the future to each class of shares, although no such addition is presently contemplated, and that subsequent classes of shares may also include such a repurchase fee. A repurchase fee would be payable to the Fund in order to compensate long-term Shareholders for expenses related to short-term investors, in light of the Fund’s generally longer-term investment horizons and investment operations. The Fund may also determine that any such repurchase fee will only be imposed on a Shareholder’s repurchase proceeds if the interval between the date of the purchase of shares and the valuation date with respect to the repurchase of such shares is less than a specified period (for example, one year).

Wire Fee

The Transfer Agent imposes a $15 fee for each wire transfer of repurchase proceeds and deducts the fee directly from a Shareholder’s account. This fee is subject to change. A Shareholder’s bank or any intermediary institution may also impose a separate fee for receiving the wire. The Fund, Russell Investments and the Transfer Agent are not responsible for any delays or additional fees imposed by the receiving bank or any intermediary institution.

Suspension or Postponement of a Repurchase Offer

The Fund may suspend or postpone a repurchase offer only pursuant to a vote of a majority of the Board, including a majority of the Independent Trustees, and only: (i) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (ii) for any period during which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) for such other periods as the SEC may by order permit for the protection of Fund Shareholders.

If a repurchase offer is suspended or postponed, the Transfer Agent will provide notice to Shareholders of the suspension or postponement.

Liquidity Requirements

From the time that the notification is sent to Shareholders until the Repurchase Pricing Date, the Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets: (i) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (ii) that mature by the next Repurchase Payment Deadline.

The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase policy and the liquidity requirements described in the previous paragraph.

The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings (including up to the maximum amount permitted under the 1940 Act), or the liquidation of portfolio securities. The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness.

This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. A failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. If the asset coverage declines to less than 300% (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement. If the Fund is required to sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, remaining Shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets. See “Risks—General Risks—Closed-end Interval Fund.”

Redemption Tax Considerations and Fund Expenses

The repurchase of tendered Shares by the Fund is a taxable event to Shareholders. See “Tax Matters.”

The Fund pays all costs and expenses associated with the making of any periodic repurchase offer. Financial Intermediaries may charge a processing or service fee related to a repurchase of Shares pursuant to a periodic repurchase offer.

TAX MATTERS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares. This discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under U.S. federal income tax laws, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that have made an election for U.S. federal income tax purposes to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not “United States Persons” (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or persons that have a functional currency (as defined in section 985 of the Code) other than the U.S. dollar. No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Prospective Shareholders and Shareholders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS OR CO-INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY UNDERLYING FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Qualification as a Regulated Investment Company; Tax Treatment

The Fund intends to elect to be treated and to qualify annually for treatment as a RIC under the Code. If the Fund so qualifies and distributes (or is deemed to have distributed) each taxable year to Shareholders dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Fund’s taxable year, the Fund will not be subject to U.S. federal corporate income taxes on any amounts it distributes as dividends for U.S. federal income tax purposes, including distributions (if any) derived from the Fund’s net capital gain (i.e., the excess of the net long-term capital gains over net short-term capital losses) to Shareholders. The Fund intends to distribute substantially all of its net investment income and net capital gains to Shareholders each year.

In addition, amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must be considered to have distributed dividends for U.S. federal income tax purposes in respect of each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, (2) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally determined on the basis of the one-year period ending on October 31st of such calendar year, and adjusted for certain ordinary losses), and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund incurred no U.S. federal income tax. For U.S. federal income tax purposes, dividends declared by the Fund in October, November or December to Shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such Shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

In order to qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (all such income items, “qualifying gross income”); and (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code).

For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund’s distributive share of items of income, gain and loss derived through any Underlying Funds or other Underlying Investments that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Underlying Funds or other Underlying Investments. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by such Underlying Funds or Underlying Investments.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, for the taxable year in which the RIC would have failed the gross income tests, absent the application of the above cure provision, the RIC would be subject to a tax equal to the amount by which the RIC’s non-qualifying gross income exceeds one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Additionally, a RIC that fails the asset diversification test as of the end of a quarter of a taxable year shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10 million (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter of a taxable year under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If before the end of any taxable quarter of the Fund’s taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure. However, the action typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the asset diversification discrepancy) may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Underlying Private Funds and certain other Underlying Investments. While the Code generally affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to do so may limit utilization of this statutory 30-day cure period and, possibly, the extended cure period provided by the Code as discussed above.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at the regular corporate rate without any deduction for distributions made to Shareholders. In addition, all distributions (including distributions of net capital gain) made to Shareholders subject to information reporting generally would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

Distributions

The Fund will ordinarily declare and pay distributions from its net investment income and distribute net realized capital gains, if any, at least once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund intends to declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by the Fund in the prior fiscal year. An additional distribution may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund. After the end of each calendar year, Shareholders will be provided a Form 1099, containing information regarding the amount and character of distributions received from the Fund during the calendar year.

If a Shareholder purchases shares before a distribution, the Shareholder will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called “buying a dividend.” Unless the Shareholder’s account is a tax-deferred account, dividends paid to Shareholders would be included in gross income for tax purposes even though the Shareholder may not have participated in the increase of the net asset value of the Fund, regardless of whether the Shareholder reinvested the dividends. Distributions are taxable to Shareholders even if they are paid from income or gains earned by the Fund before the Shareholders’ investment in the Fund (and thus were included in the price paid for Fund shares). To avoid “buying a dividend,” Shareholders should check the Fund’s distribution dates before investing.

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on any dividends or other distributions that they receive from the Fund. Distributions from net investment income and net short-term capital gain generally will be characterized as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for Shareholders that are corporations, provided the Shareholder satisfied the applicable holding period and other requirements. Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income,” which is generally subject to tax at rates equivalent to long-term capital gain tax rates, by Shareholders that are individuals, provided the Shareholder satisfied the applicable holding period and other requirements. Distributions from net capital gain (typically referred to as a “capital gain dividend”) will be characterized as long-term capital gain, regardless of how long Shares have been held by the Shareholder and will not be eligible for the dividends-received deduction or treatment as “qualified dividend income.” However, if the Shareholder received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon a repurchase or otherwise upon a sale or exchange of the Shares will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions. Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) a

Shareholder’s tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale of Shares, as discussed below. Similarly, as discussed below at “Income from Repurchases of Shares,” if a repurchase of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares repurchased. In such case, the tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be added to the tax basis of any remaining Shares held by the Shareholder.

The tax treatment of the Fund’s distributions from net investment income and capital gains generally will be the same whether the Shareholder takes such distributions in cash or reinvests them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be subject to tax at the regular corporate rate on the amount retained. In such case, the Fund may report the retained amount as undistributed capital gains to its Shareholders, and each Shareholder will be treated as if such Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

Certain distributions reported by the Fund as section 163(j) interest dividends may be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under section 163(j) of the Code. Such treatment by the Shareholder is generally subject to holding period requirements and other potential limitations. The amount that the Fund is eligible to report as a section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. The Fund may pass through to Shareholders the character of ordinary REIT dividends so as to allow non-corporate Shareholders to claim this deduction. There currently is no mechanism for the Fund that invests in MLPs to similarly pass through to non-corporate Shareholders the character of income derived from MLP investments. It is uncertain whether future legislation or other guidance will enable the Fund to pass through to non-corporate Shareholders the ability to claim this deduction with respect to income derived from MLP investments.

An additional 3.8% tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts to the extent such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases of Shares

A repurchase of Shares by the Fund generally will be treated as a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash is “substantially disproportionate” with respect to the Shareholder, results in a meaningful reduction in the Shareholder’s proportionate interest in the Fund or results in a “complete redemption” of the Shareholder’s Shares, in each case applying certain constructive ownership rules in the Code. Alternatively, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and the gross amount of such repurchase may constitute a dividend to the Shareholder to the extent of such Shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits.

If the repurchase of a Shareholder’s Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased Shares were held by the Shareholder for one year or less.

Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased or transferred by the Fund are replaced (including through reinvestment of dividends) either with Shares or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Shares. If disallowed, the loss will be reflected as an upward adjustment to the basis of the Shares acquired. The deductibility of capital losses may be subject to statutory limitations.

If the repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares. In such a case, there is a risk that non-tendering Shareholders, and Shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund.

The tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be added to the tax basis of any remaining Shares held by the Shareholder.

The Fund must report to the IRS and furnish to Shareholders the cost basis information for Shares purchased and sold. If a Shareholder acquires and holds Shares directly with the Fund and not through a Financial Intermediary, the Fund will use the average cost basis method for all Shareholders, which means this is the method the Fund will use to determine which specific Shares are deemed to be sold and their cost basis when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may elect a method other than the Fund’s default method by providing written instructions to the Transfer Agent or by calling the Transfer Agent toll-free at 1-833-296-2676. Any cost basis election for Shares tendered for repurchase must be received in good order before the repurchase is processed. After a repurchase has been completed, a cost basis election generally may not be changed for the Shares included in that repurchase. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting such information on their federal income tax returns. If a Shareholder acquires and holds Shares through a Financial Intermediary, they should contact their Financial Intermediary for information related to the applicable cost basis default methods, cost basis selection, and cost basis reporting. Shareholders should consult their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

A sale of Shares, other than in the context of a repurchase of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for “sale or exchange” treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2,000,000 or more for an individual Shareholder or $10,000,000 or more for a corporate Shareholder), the Shareholder must file with the IRS a disclosure statement on an IRS Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

Unless and until the Fund is considered under the Code to be a “publicly offered regulated investment company,” for purposes of computing the taxable income of U.S. Shareholders that are individuals, trusts or estates, (1) the Fund’s earnings will be computed without taking into account such U.S. Shareholders’ allocable shares of the Management Fee and certain other expenses, (2) each such U.S. Shareholder will be treated as having received or accrued a dividend from the Fund in the amount of such U.S. Shareholder’s allocable share of these fees and expenses for such taxable year, (3) each such U.S. Shareholder will be treated as having paid or incurred such U.S. Shareholder’s allocable share of these fees and expenses for the calendar year and (4) each such U.S. Shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. Miscellaneous itemized deductions generally are not deductible by a U.S. Shareholder that is an individual, trust or estate. In addition, if the

Fund is not treated as a “publicly offered regulated investment company,” the Fund will be subject to limitations on the deductibility of certain “preferential dividends” that are distributed to U.S. stockholders on a non-pro-rata basis. A “publicly offered regulated investment company” is a RIC whose equity interests are (i) continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933), (ii) regularly traded on an established securities market, or (iii) held by at least 500 persons at all times during the taxable year.

Fund Investments

The Fund will invest a portion of its assets in RICs. To qualify and remain eligible for the special tax treatment accorded to regulated investment companies and their shareholders under the Code, the RICs in which the Fund invests must meet certain source-of-income, asset diversification and annual distribution requirements. If a RIC in which the Fund invests fails to qualify as a regulated investment company, such RIC would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a RIC could substantially reduce the RIC’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment. Additionally, under certain circumstances, the failure of a RIC in which the Fund invests to qualify as a regulated investment company could impact the ability of the Fund to so qualify. The Fund will not be able to offset income or gains realized by one RIC in which the Fund invests against losses realized by another RIC in which the Fund invests. Sales of shares in a RIC could also result in a gain and/or income to the Fund. The Fund’s investment in RICs could therefore affect the amount, timing and character of distributions to Shareholders.

It is intended that the Fund will invest a portion of its assets in Underlying Funds or other Underlying Investments that may be classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) generally is not subject to an entity-level U.S. federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund and certain Underlying Funds (or other Underlying Investments that may be classified as partnerships for U.S. federal income tax purposes), including in circumstances where investments by the Underlying Funds (or such other Underlying Investments) generate income prior to a corresponding receipt of cash. In such case, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may not qualify for or maintain RIC tax treatment and thus may become subject to Fund-level income tax. Some of the income that the Fund may earn directly or indirectly through an Underlying Fund or other Underlying Investment, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. The Fund may have to dispose of interests in Underlying Funds (or other Underlying Investments) that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Underlying Funds (or certain such other Underlying Investments) earn income of a type that is not qualifying gross income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test.

To manage the risk that such income might jeopardize the Fund’s tax status as a RIC, the Fund may achieve its exposure to certain investments directly or indirectly through one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to Shareholders. The Fund may also bear organizational and operational expenses of such subsidiary entities.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS OR CO-INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF BOTH THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY UNDERLYING FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR

DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses. However, because the functional currency of the Fund for U.S. federal income tax purposes is the U.S. dollar, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) is generally characterized as ordinary income or loss in accordance with section 988 of the Code. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid would be generally characterized as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be characterized as ordinary income. Finally, all or a portion of any gain realized from engaging in “conversion transactions” (as defined in the Code to generally include certain transactions designed to convert ordinary income into capital gain) may be characterized as ordinary income.

If the Fund uses debt financing, the Fund may be prevented by financial covenants contained in the Fund’s debt financing agreements from making distributions to Shareholders in certain circumstances. In addition, under the 1940 Act’s Asset Coverage Requirement, the Fund is generally not permitted to make distributions to Shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Limits on the Fund’s distributions to Shareholders may prevent the Fund from satisfying the distribution requirements and, therefore, may jeopardize the Fund’s qualification for taxation as a RIC or subject the Fund to the excise tax. Moreover, the Fund’s ability to dispose of assets to meet the distribution requirements may be limited by (1) the illiquid nature of the Fund’s portfolio and/or (2) other requirements relating to the Fund’s qualification as a RIC, including the diversification requirements. If the Fund disposes of assets in order to meet the distribution requirements, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or the Shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the Fund is required to distribute and that is taxable to Shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given taxable year exceed the Fund’s investment company taxable income, the Fund may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions (“Section 1256 Contracts”) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 Contracts. In addition, any Section 1256 Contracts remaining unexercised both at October 31 of each calendar year as well as at the end of the Fund’s taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

While not a principal investment strategy of the Fund, the Fund may acquire certain foreign currency forward contracts, enter into certain foreign currency futures contracts, acquire put and call options on foreign currencies, or acquire or enter into similar foreign currency-related financial instruments. Generally, foreign currency regulated futures contracts and option contracts that qualify as Section 1256 Contracts will not be subject to ordinary income or loss treatment under Section 988 of the Code. However, if the Fund acquires or enters into any foreign currency futures contracts or options contracts that are not Section 1256 Contracts, or any foreign currency forward contracts or similar foreign currency-related financial instruments, any gain or loss realized by the Fund with respect to such contract or financial instruments generally will be characterized as ordinary gain or loss unless the contract or financial instrument in question is a capital asset in the hands of the Fund and is not part of a straddle transaction (as described below), and an election is made by the Fund (before the close of the day the transaction is entered into) to characterize the gain or loss attributable to such contract or financial instrument as capital gain or loss.

Offsetting positions held by the Fund, or the Underlying Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.” In addition, investments by the Fund in particular combinations of Underlying Funds may also be treated as a “straddle.” To the extent the straddle rules apply to positions established by the Fund, or the Underlying Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund, or the Underlying Funds, may constitute “mixed straddles.” One or more elections may be made in respect of the U.S. federal income tax treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly an Underlying Fund, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests (“appreciated financial position”), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Underlying Fund, enters into the Contract or acquires the underlying property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund, or possibly an Underlying Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-through entities (including other RICs, REITs, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-through entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The U.S. Department of the Treasury (the “Treasury”) and the IRS have the authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-through entities.

Passive Foreign Investment Companies and Controlled Foreign Corporations

The Fund may indirectly hold equity interests in non-U.S. Underlying Funds and/or non-U.S. companies that may be treated as “passive foreign investment companies” (each, a “PFIC”) under the Code. A PFIC is generally defined as a non-U.S. entity which is classified as a corporation for U.S. federal income tax purposes, and which earns at least 75% of its annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or which holds at least 50% of its total assets in assets producing such passive income. The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If an election is made to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in income each taxable year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the

Fund and, accordingly, cannot offset other income and/or gains of the Fund. The QEF election may not be able to be made with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, an election can be made to mark-to-market the shares of a PFIC held by the Fund at the end of the Fund’s taxable year (as well as on certain other dates prescribed in the Code). In this case, the Fund would recognize as ordinary income its share of any increase in the value of such PFIC shares, and as ordinary loss its share of any decrease in such value, to the extent such loss did not exceed its share of prior increases in income derived from such PFIC shares. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable taxable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).

Dividends paid by PFICs will not be treated as “qualified dividend income.” In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

If the Fund holds 10% or more (by vote or value) of the interests treated as equity for U.S. federal income tax purposes in a foreign entity classified as a corporation for U.S. federal income tax purposes and considered a controlled foreign corporation (“CFC”) under the Code, the Fund may be treated as receiving a deemed distribution (i.e., characterized as ordinary income) each taxable year from such foreign corporation in an amount equal to its pro rata share of such entity’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the entity makes an actual distribution during such taxable year. The Fund would be required to include the amount of a deemed distribution from a CFC when computing its investment company taxable income as well as in determining whether the Fund satisfies the distribution requirements applicable to RICs, even to the extent the amount of the Fund’s income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and the proceeds from any sales or other dispositions of CFC stock during the Fund’s taxable year. In general, a foreign entity classified as a corporation for U.S. federal income tax purposes will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a foreign entity classified as a corporation for U.S. federal income tax purposes.

Under Treasury regulations, certain income derived by the Fund from a CFC or a PFIC with respect to which the Fund has made a QEF election would generally constitute qualifying income under the gross income test for purposes of determining the Fund’s ability to be subject to tax as a RIC only to the extent the CFC or the PFIC makes current distributions of that income to the Fund or the included income is derived with respect to the Fund’s business of investing in stocks and securities. The Fund may be restricted in its ability to make QEF elections with respect to the Fund’s holdings in Underlying Funds and other issuers that could be treated as PFICs or implement certain restrictions with the respect to any Underlying Funds or other issuers that could be treated as CFCs in order to limit the Fund’s tax liability or maximize the Fund’s after-tax return from these investments.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, Shareholders and prospective Shareholders should consider the potential state and local tax consequences associated with an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders will generally be taxable in their state of residence with respect to their income or gains earned and distributed by the Fund as dividends for U.S. federal income tax purposes, or the amount of their investment in the Fund.

Foreign Taxes

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Information Reporting and Backup Withholding

Information returns will generally be filed with the IRS in connection with distributions made by the Fund to Shareholders unless Shareholders establish they are exempt from such information reporting (e.g., by properly establishing that they are classified as corporations for U.S. federal tax purposes). Additionally, the Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers, generally on an IRS Form W-9, or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but they may be required to demonstrate their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder’s federal income tax liability if the appropriate information is provided to the IRS.

U.S. Federally Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by its U.S. federally tax-exempt Shareholders (including, among others, individual retirement accounts (“IRAs”), 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a U.S. federally tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the U.S., federally tax-exempt Shareholder has engaged in a borrowing or other similar transaction to acquire its Shares. A tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust. The foregoing discussion does not address all of the U.S. federal income tax consequences that may be applicable to a tax- exempt Shareholder as a result of an investment in the Fund. For example, certain tax-exempt private universities should be aware that they are subject to up to an 8% excise tax (depending on the endowment size) on their “net investment income” that is not otherwise taxed as UBTI, including income from interest, dividends and capital gains. Tax-exempt investors should consult with their tax advisors regarding an investment in the Fund.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“Foreign Shareholder”), depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder. The Fund is a corporation for U.S. federal income tax purposes. Under current law, a Foreign Shareholder should not be considered to be engaged in the conduct of a business in the United States solely by reason of its investment in the Fund.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the Foreign Shareholder), which tax is generally withheld from such distributions. Dividend distributions that the Fund properly reports as attributable to certain U.S. source income derived by the Fund generally will, however, be exempt from such withholding tax. Furthermore, capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any capital gains that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon any sale or exchange of Shares will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless (i) the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) such distributions are attributable to gain that is effectively connected with the conduct by the Foreign Shareholder of a trade or business within the U.S. under special rules regarding the disposition of U.S. real property interests as described below. In order to qualify for any reduction or exemption from U.S. withholding tax, a Foreign Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an

acceptable substitute or successor form). However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Any capital gain that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless (i) in the case of a Foreign Shareholder that is a nonresident alien individual, the gain is U.S. source income and such Foreign Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) the special rules relating to gain attributable to the sale or exchange of U.S. real property interests apply to the Foreign Shareholder’s sale of Shares (as described below). In addition, a repurchase of Shares may be subject to U.S. federal income tax withholding to the extent such repurchase is treated as a taxable distribution, as described above.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the repurchase of Shares or otherwise upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption in the manner discussed above.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

FIRPTA

Under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”), provisions of the Code, a Foreign Shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such Foreign Shareholder were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If the Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Shares by a Foreign Shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Shares would be FIRPTA gain. The Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. real property holding corporations and U.S. REITs. The Code provides a look-through rule for distributions of FIRPTA gain to a Foreign Shareholder by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general, more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) the Foreign Shareholder owns more than 5% of the Shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, the Fund’s distributions to the Foreign Shareholder to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and require that the Foreign Shareholder file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a Foreign Shareholder that is a corporation. Even if a Foreign Shareholder does not own more than 5% of the Shares, the Fund’s distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate. Foreign Shareholders also may be subject to “wash sale” rules intended to prevent the avoidance of the tax filing and tax payment obligations through the sale and repurchase of Shares.

Foreign Account Tax Compliance Act

The Fund is required under the Foreign Account Tax Compliance Act (“FATCA”) provisions of the Code to withhold U.S. tax (at a 30% rate) on payments of amounts treated as dividends for U.S. federal income tax purposes made to certain non-U.S. entities (including financial intermediaries) that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the Treasury of U.S.- owned foreign investment accounts unless various U.S. information reporting and diligence requirements (that are in addition to and significantly more onerous than, the requirement to deliver an applicable U.S. nonresident withholding tax certification form (e.g., IRS Form W-8BEN)) and certain other requirements have been satisfied. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Persons located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon bonds, step-ups and PIK securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments. The Fund would be required to recognize the income for income tax purposes and to distribute the income on these instruments as the income accrues, even though the Fund will not receive the income on a current basis in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders. The required recognition of OID or PIK interest for U.S. federal income tax purposes may require cash distributions to shareholders in order to maintain tax treatment as a RIC for U.S. federal income tax purposes.

Original Issue Discount

Any market discount recognized on a bond is taxable as ordinary income for U.S. federal income tax purposes.

Below Investment Grade Instruments

The Fund may invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to distribute sufficient income to preserve the Fund’s tax status as a RIC and minimize the extent to which the Fund is subject to U.S. federal income tax.

Fund Tax Liabilities

Shareholders may bear the cost of any taxes arising in connection with the operation of the Fund. This may include withholding taxes on payments made by an investment holding subsidiary of the Fund as well as corporate taxes paid by the Fund and/or an investment holding subsidiary of the Fund.

Other Taxation

The foregoing represents a summary of the general tax rules and considerations affecting Shareholders and the Fund’s operations, and neither purports to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, other state, local, and foreign taxes, estate and inheritance taxes, or intangible property taxes, that may be imposed by various jurisdictions. The Fund also may be subject to additional state, local, or foreign taxes that could reduce the amounts distributable to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund. In addition to the particular matters set forth in this section, tax-exempt entities should carefully review those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

PLAN OF DISTRIBUTION

Shares

The Fund currently offers two classes of Shares: Class F Shares and Class I Shares. The Fund has received exemptive relief from the SEC to issue multiple classes of Shares and to impose shareholder servicing fees. The Fund may in the future register and include other classes of Shares in the offering.

Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; (c) each class shall have separate voting rights on any matter submitted to Shareholders in which the interests of one class differ from the interests of any other class; and (d) each class shall have exclusive voting rights on any matter submitted to Shareholders that relates solely to that class. There are no conversion, preemptive or other subscription rights with respect to any class of the Shares.

Shareholders of each class will share expenses proportionately for services that are received equally by all Shareholders. A particular class of Shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of Shares may include (i) payments pursuant to the Shareholder Servicing Plan for that specific class, (ii) transfer agency fees attributable to a specific class of Shares, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current Shareholders of a specific class of Shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the Shareholders of a specific class of Shares, (vi) litigation or other legal expenses relating to a specific class of Shares, (vii) audit or accounting expenses relating to a specific class of Shares, (viii) the expense of holding meetings solely for Shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of Shares.

Not all investors are able to access Class F Shares or Class I Shares. Class F Shares and Class I Shares are available only to investors through a select network of Financial Intermediaries, except that RI Employees, Trustees of the Fund and certain institutional investors may purchase shares directly with the Fund. Certain Financial Intermediaries may not offer programs that allow investors to access Shares of the Fund or investors may not qualify for any such program at their Financial Intermediaries. It is also possible that certain Financial Intermediaries may not offer the Fund as part of their programs. Further, the decision by investors to invest in the Fund through Class F Shares or Class I Shares must be made on a case-by-case basis after careful discussion with the investor’s Financial Intermediary to determine whether such Shares are most appropriate for the investor, such determination to be based both on economic and non-economic factors. Not all Financial Intermediaries offer all classes of Shares. See “Share Class Considerations.”

Distributor

Russell Investments Financial Services, LLC (the “Distributor”) an affiliate of the Advisor, located at 401 Union Street, 18th Floor, Seattle, Washington 98101, acts as the distributor of the Fund’s Shares, pursuant to a distribution agreement with the Fund (the “Distribution Agreement”), on a reasonable best efforts basis, subject to various conditions. The Distributor is not obligated to sell any specific amount of Shares of the Fund.

Under the Distribution Agreement, the Distributor’s responsibilities include, but are not limited to, selling Shares of the Fund upon the terms set forth in this Prospectus and making arrangements for the collection of purchase monies or the payment of purchase proceeds. The Distributor also may enter into agreements with Financial Intermediaries for the sale and servicing of the Shares. Financial Intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. Any terms and conditions imposed by a Financial Intermediary, or operational limitations applicable to such parties, may affect or limit a Shareholder’s ability to purchase the Shares or tender the Shares for repurchase, or otherwise transact business with the Fund. While neither the Fund nor the Distributor imposes a sales charge on Class F Shares or Class I Shares, if you buy Shares through certain Financial Intermediaries, they may directly charge you a wrap fee or transaction fee in such amount as they may determine. Investors should consult with their Financial Intermediaries about any transaction or other fees or charges their Financial Intermediaries might impose on each class of Shares in addition to any fees imposed by the Fund.

Minimum Investments

Your purchase of Shares of the Fund may be subject to certain investment minimums. See “Purchasing Shares” for details on the investment minimums and exceptions to the investment minimums. If you invest less than the required minimum investment in the Fund, the Fund reserves the right to refuse your order. The Fund reserves the right to repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund falls below $500 and to change the categories of investors eligible to purchase its Shares or the required minimum investment amounts. Prior to closing an account, the Fund will provide reasonable notice and in certain cases, the Fund may offer an opportunity to increase the account balance.

The Fund generally does not have the ability to enforce these minimum investment requirements and other eligibility requirements for access to Share classes. It is the primary responsibility of each Financial Intermediary with the direct client relationship with the investor(s) to ensure that it only makes Share classes available to those categories of investors that meet the minimum investment requirement and satisfy other eligibility requirements. However, the Fund will not knowingly sell Shares to any investor that does not satisfy the minimum investment requirement or that does not satisfy other eligibility requirements.

Share Class Considerations

The Fund offers two classes of Shares: Class F Shares and Class I Shares. When selecting a share class, you should consider the following:

•	which share classes are available to you;

•	the amount you intend to invest; and

•	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your Financial Intermediary to help you decide which share class is best for you. Not all Financial Intermediaries offer all classes of Shares. In addition, Financial Intermediaries may impose additional fees and charges on each class of Shares. If your Financial Intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

Class F Shares and Class I Shares

Class F Shares and Class I Shares will be sold at the then-current NAV of the applicable class and are not subject to any sales load imposed by the Fund or the Distributor or distribution fees. While neither the Fund nor the Distributor imposes a sales charge on Class F Shares or Class I Shares, Financial Intermediaries, may directly charge you a wrap fee or transaction fee in such amount as they may determine. Any such fees will be in addition to your investment in the Fund and not deducted therefrom. Investors should consult with their Financial Intermediaries about any transaction or other fees their Financial Intermediaries might impose on Class F or Class I Shares. Because the Class F Shares and Class I Shares are sold at the prevailing NAV of the applicable class without an upfront sales load, the entire amount of an investor’s purchase is invested immediately (subject to any transaction fee or other fee charged by a Financial Intermediary).

Class I Shares pay to Financial Intermediaries a shareholder servicing fee that accrues at an annual rate up to 0.25% of the class’s average daily net assets. See “Shareholder Servicing Plan – Class I Shares.”

Shareholder Servicing Plan – Class I Shares

The Fund has adopted a Shareholder Servicing Plan under which Class I Shares pay to certain Financial Intermediaries a shareholder servicing fee for activities or expenses primarily intended to assist, support or service their clients who beneficially own or are record holders of Class I Shares. Under the Shareholder Servicing Plan, Class I Shares of the Fund pay a shareholder servicing fee that accrues at an annual rate up to 0.25%, which reduces the NAV of Class I Shares. Because these fees are paid out of the Fund’s assets attributable to Class I Shares on an ongoing basis, over time, they will increase the cost of an investment in Class I Shares, including causing the Class I Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class F Shares.

Class F Shares are not subject to any shareholder servicing fees.

Offering Dates and Times

Purchases can be made on any day when Shares are offered. You may purchase Shares through a Financial Intermediary on any business day of the Fund (defined as a day on which the NYSE is open for regular trading). Prospective investors, except for RI Employees, Trustees of the Fund and certain institutional investors, must place purchase orders for Fund Shares through a Financial Intermediary. RI Employees, Trustees of the Fund and certain institutional investors may purchase shares directly with the Fund.

Purchase orders are processed at the next NAV per share calculated after the Fund, your Financial Intermediary or a Fund agent, as applicable, receives your order in proper form (as determined by your Financial Intermediary). Certain authorized Fund agents have entered into agreements with the Fund’s Distributor or its affiliates to receive and accept orders for the purchase and repurchase of Shares of the Fund on behalf of Financial Intermediaries. Some, but not all, Financial Intermediaries are Fund agents, and some, but not all, Fund agents are Financial Intermediaries.

Purchase orders must normally be received by the Fund, your Financial Intermediary or a Fund agent, as applicable, prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) in order to be processed at the net asset value calculated on that day. Any purchase order received after the purchase order cut-off time will be processed on the following business day at the next calculated net asset value per share. Because Financial Intermediaries and Fund agents may have earlier purchase order cut off times to allow them to deliver purchase orders to the Fund prior to the Fund’s order transmission cut off time, please ask your Financial Intermediary what the cut off time is.

If the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves its right to treat such day as a business day of the Fund and accept purchase orders until the normally-scheduled close of regular trading on the NYSE for that day, so long as the Fund’s management believes there remains an adequate market to meet purchase orders for that day. Market volatility regulations provide for circuit breakers which represent the thresholds at which trading is halted market-wide for single-day declines in the S&P 500® Index. Circuit breakers halt trading on the nation’s stock markets during dramatic drops and are set at 7%, 13% and 20% of the closing price for the previous day. For a Level 3 halt (20% decline), trading will halt for the remainder of the trading day. If this were to occur, the Fund’s management believes there will not be an adequate market to meet purchase orders for that day and the Fund will close when trading is halted. Any purchase orders received before the Fund closes due to a Level 3 halt will be processed at that day’s calculated NAV per share. Any purchase orders received after the Fund closes due to a Level 3 halt will be processed on the following business day at the next calculated NAV per share.

The Fund reserves the right to close, and therefore not accept purchase orders for that day, if the primary trading markets of the Fund’s portfolio instruments are closed (such as holidays on which such markets are closed) and the Fund’s management believes that there is not an adequate market to meet purchase requests on such day.

The Fund reserves the right to suspend sales of the Shares during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the Fund’s NAV, or during any other period as permitted by the SEC for the protection of investors. In a situation where the Fund suspends the sale of the Shares, the Fund may also determine to suspend or postpone a pending or scheduled repurchase offer.

The Fund reserves the right, in its sole discretion, to accept or reject in whole or in part any order for purchase of the Shares.

Purchase Order Procedures

Generally, you must place purchase orders for Fund Shares, through a Financial Intermediary, in U.S. dollars. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Fund. Specific payment arrangements should be made with your Financial Intermediary. However, exceptions may be made by prior special arrangement. For accounts held directly with the Fund, you may pay for your purchase by wire transfer, ACH or check.

For accounts of RI Employees, Trustees of the Fund or institutional investors held directly with the Fund you may be required to consult with the Chief Compliance Officer of the Fund to determine if you meet the requirements for investing. You may purchase Fund Shares by mail, internet or telephone. Requests that are incomplete, unclear, unsigned, or submitted without the required documentation may be delayed or rejected. Neither the Fund nor Russell Investments nor the Transfer Agent will be responsible for delays or losses resulting from a request that is not in proper form. In order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:

Regular Mail:

Russell Investments

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, OH 45246-0707

Overnight Mail:

Russell Investments

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

For such accounts, the Fund generally does not accept cash equivalents for the purchase of Shares, including, but not limited to: cash, cashier’s checks, bank official checks, certified checks, bank money orders, third-party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, cryptocurrency, or payments drawn on non-U.S. financial institutions.

If you wish to wire money to make an investment in the Fund, please call the Fund at 1-833-296-2676 for wiring instructions and to notify the Fund that a wire transfer is coming. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The Fund is not responsible for delays resulting from the banking or Federal Reserve wire system. If your check or electronic payment does not clear, you will be responsible for any loss incurred by the Fund and charged a $25 fee to defray bank charges. This fee is subject to change.

Purchase by ACH

ACH may be used for both initial and subsequent purchases from an account at a U.S. bank or other U.S. financial institution, and all payments must be made in U.S. dollars. To establish ACH instructions, Shareholders must provide the required banking information on the account application or other documentation acceptable to the Fund or the Transfer Agent, along with a voided check or other bank account verification acceptable to the Transfer Agent. At least one registered owner of the Fund account must be an owner of the designated bank account. ACH transfers from a bank account that no registered owner of the Fund account owns will not be accepted. Payments made by ACH may be subject to a collection period of up to 10 business days to ensure that the payment has cleared. During the collection period, payment of repurchase proceeds attributable to Shares purchased with uncleared ACH funds may be delayed, as described under ‘Periodic Repurchase Offers.’ If an ACH payment is returned or does not clear, the purchase may be cancelled, and the Shareholder will be responsible for any resulting loss and the returned payment fee described above.

The Fund reserves the right, in its sole discretion, to accept or reject in whole or in part any order for purchase of the Shares.

Foreign Investors

A Financial Intermediary may offer and sell the Fund to non-resident aliens and non-U.S. entities, if (1) the Financial Intermediary can fulfill the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors, and (2) the offer and sale occur in a jurisdiction where the Fund is authorized to be offered and sold, currently the 50 states of the United States and certain U.S. territories.

Without the prior approval of the Fund’s Chief Compliance Officer, non-resident aliens and entities not formed under U.S. law may not purchase Shares of the Fund where the Fund is responsible for the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors. If you are an RI Employee or Trustee of the Fund and invest directly through the Fund and a foreign address is added onto your account, the Fund will not be able to accept additional purchases and will discontinue any automated purchases into the account.

Automated Investment Program

Your Financial Intermediary may offer an automated investment program through which you may choose to make regular investments in the Fund through an established account, subject to the Fund’s eligibility and minimum investment requirements. Your Financial Intermediary may set certain restrictions for this automated investment option. If you would like to establish an automated investment program or for further information, please contact your Financial Intermediary. You may discontinue the automated investment program or change the amount and timing of your investments by contacting your Financial Intermediary.

Payments to Financial Intermediaries

Shareholder Servicing Arrangements

Pursuant to the Fund’s Shareholder Servicing Plan, Financial Intermediaries may receive shareholder services compensation from Class I Shares of the Fund. Those payments are reflected in the fees and expenses listed in the annual fund operating expenses table earlier in the Prospectus.

Other Payments to Financial Intermediaries

The Distributor or its affiliates may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) or their affiliates in connection with distribution, which may include providing services intended to result in the sale of Fund Shares, or to pay for services such as marketing support, education and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund Shares held through a particular Financial Intermediary increases. Because these payments are not made by the Fund, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. Some of these payments are commonly referred to as “revenue sharing.” At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Fund available to its customers and may allow the Fund greater access to the customers of the Financial Intermediary.

The Distributor or its affiliates may also make cash payments, from their own resources, to key Financial Intermediaries and their service providers (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) to pay for services such as account consolidation, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may fluctuate based on the dollar value of Fund Shares held through a particular Financial Intermediary. Because these payments are not made by the Fund, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Fund available to its customers and may allow the Fund greater access to the customers of the Financial Intermediary.

The Fund’s Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the SEC and the Financial Industry Regulatory Authority relating to the sale of mutual fund shares.

To enable Financial Intermediaries to provide a higher level of service and information to prospective and current Fund shareholders, the Fund’s Distributor also offers them a range of complimentary software tools and educational services. The Fund’s Distributor provides such tools and services from its own resources.

Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Fund, the Fund’s Distributor or the Distributor’s affiliates.

Your Financial Intermediary may also charge you transaction-based fees, activity-based fees and other fees for its services based upon its own policies and procedures. Those fees are retained entirely by your Financial Intermediary and no part of those fees are paid to the Advisor, the Fund’s Distributor or the Fund. Ask your Financial Intermediary for more information about these fees as they may apply to your investments and your accounts.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy Shares of the Fund, the Fund or your Financial Intermediary will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Fund to identify you. A post office box generally will not be accepted as the primary address. For legal entities, the Fund or its agents may require documents verifying the legal existence of the entity and the identity and authority of the persons acting on its behalf, and may request information identifying beneficial owners and control persons, as required by applicable law. The Fund or its agents may also request a driver’s license, passport, formation document, trust document, corporate resolution, or other identification or authority documents.

The Fund and its agents reserve the right to refuse to open an account or delay processing a purchase request if required information or documents are not provided, to reject or cancel a purchase request if they are unable to verify the purchaser’s identity or authority, and to restrict account activity if identity or authority cannot be verified within a reasonable period. To the extent permitted by applicable law, neither the Fund, Russell Investments, the Transfer Agent, nor their affiliates or agents will be responsible for delays or losses resulting from these actions. If the Fund or your Financial Intermediary is unable to adequately identify you within the time frames set forth in the law, your Shares may be automatically repurchased at the next repurchase offer. If the net asset value per share has decreased since your purchase, you will lose money as a result of this repurchase. If the Fund or your Financial Intermediary is unable to adequately identify you within the time frames set forth in the law, your Shares may be automatically repurchased at the next repurchase offer. If the net asset value per share has decreased since your purchase, you will lose money as a result of this repurchase.

Signature Guarantee

To protect Shareholders and the Fund from fraud, the Transfer Agent requires a Medallion Signature Guarantee (“MSG”) in certain circumstances, including when:

•	the repurchase proceeds exceed $100,000, or such other threshold as may be established by the Fund or the Transfer Agent;

•	repurchase proceeds are to be mailed to an address or sent to a bank account that was added or changed within the preceding 30 calendar days;

•	repurchase proceeds are to be made payable to a person or entity other than the registered account owner;

•	repurchase proceeds are to be sent to a bank account that is not registered in the Shareholder’s name;

•	the account registration or ownership is being changed; or

•	written instructions include alternate payment or delivery instructions or other non-standard processing instructions.

The Fund or the Transfer Agent may also require an MSG or other documents when it reasonably determines they are needed to protect the Shareholder or the Fund. An MSG must be obtained from an eligible guarantor institution, such as a bank, savings association, credit union, or broker-dealer, that participates in a recognized medallion program, such as the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchanges Medallion Program (“SEMP”), or the New York Stock Exchange Medallion Signature Program (“MSP”). A notary public cannot guarantee signatures. Further documentation will be required to change the designated account if Shares are held by a corporation, fiduciary or other organization. Shareholders who are unsure whether an MSG is required may contact the Transfer Agent before submitting a request. The Fund and the Transfer Agent reserve the right to waive or require an MSG, to require additional documentation or verification, and to reject any signature guarantee they consider unacceptable.

Responsibility for Fraud

Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Fund or your Financial Intermediary sends you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.

Account Statements and Transaction Confirmations

Shareholders who hold Shares directly with the Fund and receive periodic account statements and/or transaction confirmations from the Transfer Agent should review each such statement and confirmation promptly upon receipt and must notify the Transfer Agent in writing or by telephone of any error no later than 60 days after the date of the statement or confirmation that first reflects the disputed item. If timely notification is not provided, the Transfer Agent and/or the Fund and its agents may treat the account activity as authorized and may not be liable for any resulting losses, except as otherwise required by applicable law.

Escheatment and Inactivity

For any accounts held directly at the Fund, the Fund will comply with all federal search and notification requirements, as defined in Section 17AD-17 of the Securities Exchange Act of 1934, as amended. Should the assets be determined to be abandoned, then the Fund is legally obligated to escheat said abandoned property to the appropriate state’s unclaimed property administrator, as determined by the owner’s last known address of record.

Furthermore, the Fund will comply with any and all state regulations regarding “inactivity.” Broadly described, state inactivity rules define time periods during which, and specific means by which, Shareholders must “contact” their assets, i.e. the Fund, the Fund’s agent and/or their Financial Intermediary. The Fund is legally obligated to escheat inactive assets to the state of jurisdiction as identified by the owner’s address of record. If required by applicable state law, the Fund may repurchase the Shares in an affected account before transferring the proceeds to the state. In that case, the Shareholder may be entitled to receive only the cash value of the Shares as of the date of the repurchase and would not benefit from any later increase in their value. Shareholders may be required to reclaim escheated assets from the state’s unclaimed property office. For retirement accounts, the repurchase and transfer of account assets to a state may be treated as a taxable distribution, and federal or state income tax withholding may apply.

In order to prevent escheatment of your account, consider keeping your contact information updated and actively engaging with your account to avoid it being deemed inactive per the regulations in your state of residence.

It is the intention of the Fund to comply with the appropriate regulative body for each given instance. For additional information, questions, or concerns regarding these regulations, please contact the Abandoned/Unclaimed Property division of your state of residence, or please contact your Financial Intermediary.

Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election. Please contact your Financial Intermediary for additional information.

Uncashed Checks

Please make sure you promptly cash checks issued to you by the Fund. If you do not cash a dividend, distribution, or repurchase check, the Fund will act to protect itself and you. This may include restricting certain activities in your account until the Fund is sure that it has a valid address for you. After 180 days, the Fund will no longer honor the issued check and, after attempts to locate you, the Fund will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

If you have elected to receive dividends and/or distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the Fund with regards to uncashed checks, the Fund may convert your distribution option to have all dividends and/or other distributions reinvested in additional Shares.

Registration of Fund Accounts

Financial Intermediaries may combine their clients’ holdings in a single omnibus account with the Fund held in the Financial Intermediary’s own name or “street name.” Therefore, the Fund may have records only of that Financial Intermediary’s omnibus account. In this case, your Financial Intermediary is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Fund, but can do so only through your Financial Intermediary. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s Prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Fund, call the Fund’s Transfer Agent at 1-833-296-2676. You will receive the additional copy within 30 days after receipt of your request by the Fund. Alternatively, if your shares are held through a financial institution, please contact the financial institution.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company (“State Street”). The custodian, among other things, maintains custody of the Fund’s assets and establishes and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Fund invests. The mailing address for State Street is: 1776 Heritage Drive, North Quincy, MA 02171.

Ultimus Fund Solutions, LLC (“Ultimus”), whose principal business address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s transfer agent with respect to the Shares (the “Transfer Agent”). The Transfer Agent is responsible for maintaining the Fund’s Shareholder records and carrying out Shareholder transactions. The Transfer Agent also serves as the dividend disbursing agent for the Fund.

ADMINISTRATION AND ACCOUNTING SERVICES

Ultimus, whose principal business address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator. In its capacity as the Fund’s administrator, Ultimus provides or oversees the provision of all administrative services for the Fund. Pursuant to a Master Services Agreement (the “MSA”) between the Fund and Ultimus, which is approved by the Board, the Fund has agreed to pay Ultimus a monthly administration fee (the “Administration Fee”), plus reimbursable expenses. The Administration Fee is based on the average managed assets (i.e., the average net assets of the Fund plus any amount of leverage being used by the Fund) for the prior month and subject to annual minimums.

Ultimus provides certain accounting services to the Fund pursuant to the MSA. Pursuant to the MSA, Ultimus provides the Fund with, among other things, customary fund accounting services, including computing the Fund’s NAV and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions. For these and other services it provides to the Fund, Ultimus is paid a monthly fee from the Fund, plus reimbursable expenses. The fee is based on the average managed assets (i.e., the average net assets of the Fund plus any amount of leverage being used by the Fund) for the prior month and subject to annual minimums.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm of the Fund. PwC is responsible for performing annual audits of the financial statements of the Fund in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and providing federal tax return preparation services and other tax compliance services. The mailing address for PwC is 1420 Fifth Avenue, Suite 2800, Seattle, WA 98101.

LEGAL MATTERS

Dechert LLP, located at 100 Oliver St, Boston, MA 02110, has been engaged to serve as the Fund’s legal counsel.

Russell Investments

New Economy Infrastructure Fund

Class F Shares

Class I Shares

PROSPECTUS

[ ], 2026

All dealers that buy, sell or trade Shares, whether or not participating in this offer, may be required to deliver a prospectus when acting on behalf of the Distributor.

Preliminary Statement of Additional Information

Dated November 6, 2026

Subject to Completion.

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

RUSSELL INVESTMENTS

NEW ECONOMY INFRASTRUCTURE FUND

Class F Shares

Class I Shares

STATEMENT OF ADDITIONAL INFORMATION

The Russell Investments New Economy Infrastructure Fund is a single legal entity organized as a Delaware statutory trust (the “Fund”). The Fund offers shares of beneficial interest (“Shares”) in a separate prospectus, dated [ ], 2026 (“Prospectus”). The Fund is a non-diversified, closed-end management investment company that operates as an “interval fund.”

This Statement of Additional Information (“SAI”) does not constitute a prospectus but should be read in conjunction with the Prospectus. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Fund Shares, and investors should obtain and read the Prospectus prior to purchasing Shares of the Fund. A copy of the Prospectus may be obtained without charge by calling (800) 787-7354. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the Investment Company Act of 1940 or other applicable law will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

This Statement of Additional Information is dated [ ], 2026.

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INVESTMENT POLICIES AND RISKS

Russell Investments Infrastructure Adviser, LLC serves as the Fund’s investment adviser (“RIIA” or the “Advisor”). [Partners Group (USA) Inc. serves as the Fund’s sub-adviser (“Partners Group (USA)” or the “Sub-Advisor”).]

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

Non-Fundamental Investment Policies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in Infrastructure Assets (as defined below). This 80% policy may be changed without shareholder approval if the Fund conducts a tender or repurchase offer to allow shareholders to have their shares repurchased by the Fund in advance of changing the 80% policy, the Fund provides shareholders at least 60 days’ prior written notice of any change to the 80% policy in advance of such tender or repurchase offer in the manner prescribed by the SEC, and the tender or repurchase offer, as applicable, is not oversubscribed.

For purposes of this 80% policy, “Infrastructure Assets” includes:

(1) private funds that are exempt from registration under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 and each of which invests primarily in infrastructure or infrastructure-related companies or assets (“Underlying Private Funds”), including through primary investments (“Primary Investments”) in the Underlying Private Funds and secondary acquisitions of interests in the Underlying Private Funds through the purchase of an existing investor’s interest in the Underlying Private Fund (“Secondary Investments”);

(2) the Russell Investment Company Global Infrastructure Fund, a mutual fund registered under the 1940 Act that is managed by Russell Investment Management, LLC (“RIM”), an affiliate of the Advisor, and principally invests in equity securities, including common stocks, of infrastructure companies economically tied to a number of countries around the world (the “RI Global Infrastructure Fund”) and/or the Russell Investments Global Infrastructure ETF, an exchange-traded fund registered under the 1940 Act that is managed by RIM and principally invests in equity securities, including common stocks, of infrastructure companies economically tied to a number of countries around the world (the “RI Global Infrastructure ETF,” and with the RI Global Infrastructure Fund and Underlying Private Funds, the “Underlying Funds”);

(3) co-investments in the equity and debt of individual private infrastructure companies or assets or a collection of individual private infrastructure companies or assets (“Co-Investments,” and together with the Underlying Private Funds, “Private Infrastructure Investments”); and

(4) public equity and debt securities of infrastructure companies (“Listed Infrastructure Securities”).

The Fund defines “infrastructure” as the systems, physical structures, networks and facilities of industries that provide essential services to society, such as energy (including renewable energy), utilities, transportation, communication (including digital communication), social infrastructure facilities and other capital assets or services required for the normal function of society or modern economic activity.

The Fund will concentrate its investments in Infrastructure Assets. However, the Fund’s Infrastructure Assets are expected to vary across industry sectors and geographies and are allocated strategically by the Advisor and Sub-Advisor.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. As defined by the 1940 Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Fund’s Shareholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

The Fund may not:

(1)

purchase securities if, as a result of such purchase, the Fund’s investments would be concentrated in a particular industry or group of industries within the meaning of the 1940 Act; provided, however, that the Fund may invest in Infrastructure Assets, including the securities of companies directly or indirectly engaged in the infrastructure industry, without limitation as to concentration.

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Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this fundamental policy.

This fundamental policy shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

The Fund may:

(1)

borrow money, except as prohibited by the 1940 Act, or the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time;

(2)

issue senior securities, except as prohibited by the 1940 Act, or the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time;

(3)

underwrite securities of other issuers, except as prohibited by the 1940 Act, or the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time;

(4)

make loans to other persons, except as prohibited by the 1940 Act, or the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time;

(5)

purchase or sell commodities or commodity contracts, except as prohibited by the 1940 Act, or the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time; or

(6)

purchase or sell real estate, except as prohibited by the 1940 Act, or the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

The Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectus), or the next business day if the 14th day is not a business day.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus (except as to the Fund’s policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and transactions of Underlying Funds in which assets of the Fund are invested.

Other Risks

The following disclosure supplements the disclosure set forth under the caption “Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Prospective investors must refer also to “Risks” in the Prospectus for a complete presentation of the matters disclosed below.

Economic, Political and Legal Risks. The Fund intends to make investments in a number of countries, exposing investors to a range of potential economic, political, currency and legal risks that might not exist in the United States, which could have an adverse effect on the Fund and/or its Underlying Investments. These may include but are not limited to declines in economic growth, inflation (including hyperinflation), deflation, currency revaluation, nationalization, expropriation, confiscatory taxation, governmental restrictions, adverse regulation, social or political instability, negative diplomatic developments, military conflicts, terrorist attacks, epidemics and pandemics. Investors should note that private markets in countries where the Underlying Investments are made may be significantly less developed than those in the United States. Certain Underlying Investments may be subject to extensive regulation by national governments and/or political subdivisions thereof, which may prevent the Fund from making investments it otherwise would make, or which may cause the Fund to incur substantial additional costs or delays that it otherwise would not suffer. Such countries may have different regulatory standards with respect to insider trading rules, restrictions on market manipulation, shareholder proxy requirements and/or disclosure of information. In addition, the laws of various countries governing business organizations, bankruptcy and insolvency may make legal action difficult and provide little, if any, legal protection for investors, including the Fund. Any such laws or regulations may change unpredictably based on political, economic, social, and/or market developments.

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Substantial Fees and Expenses. The Fund will allocate to multiple Underlying Funds. A Shareholder in the Fund that meets the eligibility conditions imposed by one or more Underlying Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could potentially invest directly in such Underlying Funds. By investing in the Underlying Funds through the Fund, a Shareholder in the Fund will bear a portion of the management fee and other expenses of the Fund. A Shareholder in the Fund will also indirectly bear a portion of the asset-based management fees, carried interests or incentive allocations (which are a share of an Underlying Fund’s returns which are paid to the Fund Manager or PG-Selected Private Fund Manager) and fees and expenses borne by the Fund as an investor in the Underlying Funds. Shareholders may also indirectly bear a portion of the expenses of special purpose vehicles through which the Fund may hold certain of its investments. Although not part of the Fund’s primary strategy, to the extent that the Fund invests in an Underlying Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees. These layered fees may result in higher Fund fees and expenses than if the Fund invested in other types of securities. Each Fund Manager and PG-Selected Private Fund Manager may receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Underlying Funds and the Fund generally. As a result, an Underlying Fund with positive performance may receive compensation from the Fund, even if the Fund’s overall returns are negative.

Incentive Allocation Arrangements. Fund Managers and PG-Selected Private Fund Managers of Underlying Private Funds may receive a performance fee, carried interest or incentive allocation generally equal to 5-20% of the net profits earned by the Underlying Private Fund that they manage, typically subject to a preferred return. It is possible that such amounts may be higher or lower for certain Fund Managers and PG-Selected Private Fund Managers. These performance incentives may create an incentive for the Fund Managers and PG-Selected Private Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation.

Control Positions. Certain of the Fund’s Underlying Investments may take control positions in infrastructure companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject the Underlying Investments to litigation by parties interested in blocking them from taking that position. If those liabilities were to arise, or such litigation were to be resolved adversely to the Underlying Investments, the Fund likely would suffer losses on its investments.

Additional Risks Relating to Underlying Private Funds. In addition to the risks relating to its investment in Underlying Private Funds that are disclosed in the Prospectus and the other risks disclosed in this SAI, the Fund will be subject to the following additional risks relating to its investment in Underlying Private Funds:

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Investments in Underlying Private Funds Generally; Dependence on the Fund Managers and PG-Selected Private Fund Managers. Because the Fund invests in Underlying Private Funds, the Fund will be affected by the investment policies and decisions of the Fund Managers and PG-Selected Private Fund Managers of each Underlying Private Fund in direct proportion to the amount of Fund assets that are invested in each Underlying Private Fund. The Fund’s net asset value may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Underlying Private Funds invest and the financial condition and prospects of issuers in which the Underlying Private Funds invest. The success of the Fund depends upon the ability of the Fund Managers and PG-Selected Private Fund Managers to develop and implement strategies that achieve their investment objectives. Shareholders in the Fund, the Advisor and the Sub-Advisor will not have an opportunity to evaluate the specific investments made by the Underlying Private Funds, or the terms of any such investments. Unless otherwise provided in the transaction document in connection with the Fund’s investment, the relevant Fund Manager or PG-Selected Private Fund Manager will be responsible for operating the Underlying Private Fund on a day-to-day basis and will generally have sole discretion in structuring, negotiating, purchasing, financing, monitoring and eventually divesting investments made by such Underlying Private Fund. In addition, the Fund Managers and PG-Selected Private Fund Managers could materially alter their investment strategies from time to time without notice to the Fund. In this respect, the Fund will rely on the expertise and skill of the Fund Managers and PG-Selected Private Fund Managers and will generally have no ability to participate in the management and control of the Underlying Private Funds. There can be no assurance that the Fund Managers and PG-Selected Private Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.

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Underlying Private Funds Not Registered. The Fund is registered as an investment company under the 1940 Act. The 1940 Act is designed to afford various protections to investors in pooled investment vehicles. For example, the 1940 Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons and requires that the investment company’s operations be supervised by a board of managers, a majority of whose members are independent of management. However, the Underlying Private Funds in which the Fund invests are not subject to the provisions of the 1940 Act. Many Fund Managers and PG-Selected Private Fund Managers may not be registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As an indirect investor in the Underlying Private Funds managed by Fund Managers or PG-Selected Private Fund Managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.

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The Underlying Private Funds generally are exempted from regulation under the 1940 Act because they permit investment only by investors who meet very high thresholds of investment experience and sophistication, as measured by net worth. These investment qualification thresholds do not apply to the Fund. As a result, the Fund provides an avenue for investing in Underlying Private Funds that would not otherwise be available to certain investors. This means that investors who would not otherwise qualify to invest in largely unregulated vehicles will have the opportunity to make such an investment through the Fund.

In addition, the Underlying Private Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules. A registered investment company which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. The Underlying Private Funds in which the Fund will invest may maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies, or may not use a custodian to hold their assets. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any brokerage firm used to hold Underlying Private Fund assets could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that a Fund Manager or PG-Selected Private Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Fund Manager or PG-Selected Private Fund Manager to its own use. There can be no assurance that the Fund Managers, the PG-Selected Private Fund Managers or the Underlying Private Funds they manage will comply with all applicable laws and that assets entrusted to the Fund Managers and PG-Selected Private Fund Managers will be protected.

Prospective investors should understand that the Fund is an appropriate investment only for investors who can tolerate a high degree of risk, including lesser regulatory protections in connection with the Fund’s investments in Underlying Private Funds than might normally be available through investments in registered investment company vehicles.

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Underlying Private Funds May Be Industry Concentrated. Underlying Private Funds may at certain times hold large positions in a relatively limited number of investments. Underlying Private Funds may target or concentrate their investments in particular markets, sectors or industries. Those Underlying Private Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings. As a result, the net asset values of such Underlying Private Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the net asset value of the Fund.

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Underlying Private Funds Are Generally Illiquid. The securities of the Underlying Private Funds in which the Fund invests or plans to invest will generally be illiquid. Subscriptions to purchase the securities of Underlying Private Funds are typically subject to restrictions or delays. Similarly, the Fund may not be able to dispose of Underlying Private Fund interests that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell its Underlying Private Fund interests, the Fund might obtain a less favorable price than that which prevailed when it acquired or subscribed for such interests, and this may negatively impact the net asset values of the Fund.

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Underlying Private Fund Operations Not Transparent. The Advisor and Sub-Advisor do not control the investments or operations of the Underlying Private Funds. A Fund Manager or PG-Selected Private Fund Manager may employ investment strategies that differ from its past practices and are not fully disclosed to the Advisor or the Sub-Advisor and that involve risks that are not anticipated by the Advisor or Sub-Advisor. Some Fund Managers and PG-Selected Private Fund Managers may have a limited operating history and some may have limited experience in executing one or more investment strategies to be employed for an Underlying Private Fund. Furthermore, there is no guarantee that the information and reports given to the Advisor or Sub-Advisor, as applicable, with respect to the Fund’s investments in Underlying Private Funds will not be fraudulent, inaccurate or incomplete.

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Inability to Vote. To the extent that the Fund owns less than 5% of the voting securities of an Underlying Private Fund, it may be able to avoid any such Underlying Private Fund being deemed an “affiliated person” of the Fund for purposes of the 1940 Act (which designation could, among other things, potentially impose limits on transactions with the Underlying

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Private Funds, both by the Fund and other clients of the Advisor and Sub-Advisor). To limit its voting interest in certain Underlying Private Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in an Underlying Private Fund. These voting waiver arrangements may increase the ability of the Fund and other clients of the Advisor or Sub-Advisor to invest in certain Underlying Private Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of an Underlying Private Fund, the Fund will not be able to vote on matters that require the approval of such Underlying Private Fund’s investors, including matters which may be adverse to the Fund’s interests.

There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in certain situations where the Fund owns less than 5% of the voting securities of an Underlying Private Fund. If the Fund is considered to be affiliated with an Underlying Private Fund, transactions between the Fund and such Underlying Private Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the 1940 Act notwithstanding that the Fund has entered into a voting waiver arrangement.

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Consortium or Offsetting Investments. The Fund Managers or PG-Selected Private Fund Managers may invest in consortia, which could result in increased concentration risk where multiple Underlying Private Funds in the Fund’s portfolio each invest in a particular underlying company. In other situations, Underlying Private Funds may hold economically offsetting positions. To the extent that the Fund Managers or PG-Selected Private Fund Managers do, in fact, hold such offsetting positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, Fund Managers and PG-Selected Private Fund Managers of Underlying Private Funds are typically compensated based on the performance of their portfolios. Accordingly, there often may be times when a particular Fund Manager or PG-Selected Private Fund Manager may receive incentive compensation in respect of its portfolio for a period even though the Fund’s net asset values may have decreased during such period. Furthermore, it is possible that from time to time, various Fund Managers or PG-Selected Private Fund Managers may be competing with each other for investments in one or more markets.

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Limitations on Ability to Invest in Underlying Private Funds. Certain Fund Managers’ and PG-Selected Private Fund Managers’ investment approaches can accommodate only a certain amount of capital. Fund Managers and PG-Selected Private Fund Managers typically endeavor not to undertake to manage more capital than such Fund Manager’s or PG-Selected Private Fund Manager’s approach can accommodate without risking a potential deterioration in returns. Accordingly, each Fund Manager and PG-Selected Private Fund Manager has the right to refuse to manage some or all of the Fund’s assets that the Advisor or Sub-Advisor may wish to allocate to such Fund Manager or PG-Selected Private Fund Manager. Further, continued sales of units would dilute the indirect participation of existing investors with such Fund Manager or PG-Selected Private Fund Manager.

In addition, it is expected that the Fund will be able to make investments in a particular Underlying Private Fund only at certain times, and commitments to Underlying Private Funds may not be accepted (in part or in their entirety). As a result, the Fund may hold cash or invest any portion of its assets that is not invested in Underlying Private Funds in cash equivalents, short-term securities or money market securities pending investment in the Underlying Private Funds. To the extent that the Fund’s assets are not invested in Underlying Private Funds, the Fund may be unable to meet its investment objective.

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Termination of the Fund’s Interest in an Underlying Private Fund. An Underlying Private Fund may, among other things, terminate the Fund’s interest in that Underlying Private Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Underlying Private Fund or if the continued participation of the Fund in the Underlying Private Fund would have a material adverse effect on the Underlying Private Fund or its assets.

Sustainability Risk. Partners Group (USA) and its affiliates integrate certain sustainability considerations at the enterprise level as part of their investment processes that are intended to create long-lasting, sustainable returns for investors consistent with a positive impact for stakeholders; however, although sustainability is considered by Partners Group (USA) for every investment, such considerations are not dispositive investment criteria. Examples of such considerations include, but are not limited to, the potential of any environmental, social, or governance event or condition that could cause an actual or a potential material negative impact on the value of an investment during ownership, Partners Group (USA)’s or its affiliates’ capability of providing resources and guidance to an investment on sustainability topics, and the ability to mitigate risks for future owners of an investment. As such, the Fund may be subject to the risk that its performance may differ from other funds which are not subject to enterprise level sustainability integration. For example, integration of a specific sustainability consideration into Partners Group (USA)’s enterprise level due diligence and selection criteria could indirectly affect the Fund’s exposure to certain sectors or types of investments, and as a result, negatively impact the Fund’s performance under certain market conditions and time horizons. In addition, increased regulation with respect to sustainability investing or requirements to consider such factors could have a material effect on the Sub-Advisor or Fund. For example, certain proposed sustainability regulations, if adopted, could significantly affect the Sub-Advisor, its affiliates and/or the Fund, including by increasing compliance burdens and associated regulatory costs. There can be no assurance that the integration of sustainability considerations by Partners Group (USA) will be successful at the enterprise level.

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Financial Market Fluctuations. Fluctuations in the market prices of securities may affect the value of the Fund’s investments and may increase the risks inherent in such investments. The ability of a particular issuer to refinance its debts and remain solvent may depend on the ability to sell new securities in the capital markets, to borrow from banks or otherwise access capital, which may be impracticable or impossible in certain market environments.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Shareholders should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Fund and any interest in the Underlying Investments held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Limitations on Transfer; Shares Not Listed; No Market for Shares. The transferability of Shares is subject to certain restrictions contained in the Fund’s Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any national securities exchange or other market. No market currently exists for any class of Shares of the Fund, and the Fund contemplates that no such market will develop. The Shares are, therefore, not readily marketable. The Fund intends to conduct quarterly offers at NAV to repurchase between 5% and 25% of its outstanding Shares, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements. In connection with any given quarterly repurchase offer, the Fund currently intends to offer to repurchase 5% of its outstanding Shares. Although the Advisor and the Fund expect to recommend to the Board of Trustees that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so. Consequently, Shares of the Fund should only be acquired by investors able to commit their funds for an indefinite period of time.

Closed-end Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from registered open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.

Qualified Purchaser Exemption. The Fund may be unsuccessful in quickly raising sufficient capital for the Fund to be deemed a “qualified purchaser” as defined in Section 2(a)(51) of the 1940 Act. Because certain investments that are part of the Fund’s investment strategies require that the Fund meet the definition of qualified purchaser, the Fund may not be able to fully implement its investment strategies and the Fund’s investment performance may be negatively impacted until the Fund raises the $25,000,000 required capital to meet the definition of a qualified purchaser.

Repurchase Risks. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. With respect to any future repurchase offer, Shareholders repurchasing must do so by a date specified in the notice describing the terms of the repurchase offer (the “Shareholder Notification”). The Shareholder Notification will be provided no less than 21 and no more than 42 calendar days prior to the date the repurchase offer ends (the “Repurchase Request Deadline”). The NAV per Share of repurchased Shares will be determined as of the close of regular trading on the NYSE on a day to be determined but no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). Shareholders that request to repurchase any Shares will not know the price at which such Shares will be repurchased until the Fund’s NAV as of the Repurchase Pricing Date is able to be determined. It is possible that during the time period between the Shareholder Notification date and the Repurchase Pricing Date, general economic and market conditions, or specific events affecting one or more Underlying Investments, could cause a decline in the value of Shares in the Fund. Moreover, because the Shareholder Notification date will be substantially in advance of the Repurchase Pricing Date, Shareholders who tender Shares of the Fund for repurchase will not know the amount of such proceeds prior to making a decision. The Fund will make full payment for repurchased Shares within seven (7) days after the Repurchase Pricing Date.

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Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s repurchase program and schedule for repurchase offers and submit repurchase requests accordingly. Repurchase requests may be pro-rated if oversubscribed. In addition, certain of the Fund’s Underlying Investments may be unregistered, illiquid and/or subject to lengthy lock-up periods where the Fund will not be able to dispose of such Underlying Investments except potentially through secondary transactions with third parties, which may occur at a significant discount to NAV and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions, and the Fund may require and be unable to obtain the consents to transfer that may be required (such as from Fund Managers, PG-Selected Private Fund Managers, the issuers of a Co-Investment, or other investors in a Co-Investment) needed to effect such transactions. Such parties may have no incentive to grant such consents. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Underlying Investments.

Substantial Repurchases. Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

To the extent the Fund obtains repurchase proceeds by disposing of its interest in certain Underlying Investments, the Fund will thereafter hold a larger proportion of its assets in the remaining Underlying Investments, some of whose interests at times may be less liquid or illiquid. This could adversely affect the ability of the Fund to fund subsequent repurchase requests of Shareholders or to conduct future repurchases at all. In addition, after giving effect to such dispositions, the remaining Underlying Investments may not reflect the Advisor’s or Sub-Advisor’s, as applicable, ideal judgments as to the desired portfolio composition of the Fund’s Underlying Investments, in that the Fund’s performance may be tied to the performance of fewer Underlying Investments and/or may not reflect the Advisor’s or Sub-Advisor’s judgment as to the Fund’s optimal exposure to particular asset classes or investment strategies. These consequences may be particularly applicable if the Fund receives requests to repurchase substantial amounts of Shares and may have a material adverse effect on the Fund’s ability to achieve its investment objective and the value of the Shares. In addition, substantial repurchases of Shares could result in a sizeable decrease in the Fund’s net assets, resulting in an increase in the Fund’s total annual operating expense ratio, and alter the portfolio composition relative to target allocations.

Additional Tax Considerations; Distributions to Shareholders and Potential Fund-Level Tax Liabilities. The Fund expects to distribute substantially all of its investment company taxable income and net capital gains to Shareholders. These distributions are respectively characterized as ordinary dividend income or long-term capital gain when distributed as dividends for U.S. federal income tax purposes to Shareholders. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Tax Aspects” below for more information. If the Fund distributes (or is deemed to have distributed) in respect of any calendar year less than an amount at least equal to the sum of 98% of its calendar year ordinary income (taking into account certain deferrals and elections), 98.2% of its capital gain net income (determined on the basis of a one-year period ended on October 31 of such calendar year, and adjusted for certain ordinary losses), plus any such amounts that were not distributed in previous calendar years, then the Fund will generally be subject to a nondeductible 4% excise tax with respect to the Fund’s undistributed amounts. The Fund will not be subject to this excise tax on any amount on which the Fund incurred an entity-level U.S. federal income tax.

For U.S. federal income tax purposes, the Fund is required to recognize taxable income in some circumstances in which the Fund does not receive a corresponding payment in cash and to make distributions with respect to such income to maintain its qualification as a RIC. Under such circumstances, the Fund may have difficulty meeting the annual distribution requirement necessary to maintain its qualification as a RIC. As a result, the Fund may have to sell some of its investments at times and/or at prices that the Advisor or Sub-Advisor would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify as a RIC and thus become subject to corporate-level income tax.

The Fund will not be able to offset income or gains realized by one Underlying Fund that is classified as a corporation for U.S. federal income tax purposes against losses realized directly by the Fund or indirectly through an investment in another Underlying Fund that is classified as a corporation for U.S. federal income tax purposes. Sales of shares of the Underlying Funds could also result in a gain and/or income to the Fund. The Fund’s investment in the Underlying Funds could therefore affect the amount, timing and character of distributions to Shareholders.

In addition, the Fund may invest in Underlying Funds located outside of the U.S. or other non-U.S. portfolio companies or entities (either directly or indirectly through an Underlying Fund) which may be considered passive foreign investment companies (“PFICs”) or controlled foreign corporations (“CFCs”) for U.S. federal income tax purposes. As a result, the Fund may, in a particular taxable year, be required to make ordinary income distributions in excess of the net economic income from such investments with respect to such taxable year. Under applicable final Treasury regulations, certain income derived by the Fund from a CFC or a PFIC with respect to which the Fund has made a qualified electing fund (“QEF”) election would generally constitute qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC to the extent the CFC or the PFIC makes current distributions of that income to the Fund or the included

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income is derived with respect to the Fund’s business of investing in stocks and securities. As such, the Fund may be restricted in its ability to make QEF elections with respect to the Fund’s holdings in Underlying Funds and other issuers that could be treated as PFICs or implement certain restrictions with respect to any Underlying Funds or other issuers that could be treated as CFCs in order to limit the Fund’s tax liability or maximize the Fund’s after-tax return from these investments. Moreover, income or gain from such Underlying Funds or other entities may be subject to non-U.S. withholding or other taxes. Any such withholding or other taxes would reduce the return on the Fund’s investment in such Underlying Funds and thus on the Shareholders’ investment in the Fund. See “Tax Aspects.”

Some of the income that the Fund may earn directly or indirectly through an Underlying Fund or other Underlying Investment, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. The Fund may have to dispose of interests in Underlying Funds (or other Underlying Investments) that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Underlying Funds (or certain such other Underlying Investments) earn income of a type that is not qualifying gross income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC, the Fund may achieve its exposure to certain investments directly or indirectly through one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to Shareholders. The Fund may also bear organizational and operational expenses of such subsidiary entities.

Lack of Financial Reporting Related to Non-U.S. Investments; Adverse Non-U.S. Taxes. The Fund may invest directly or indirectly in non-U.S. entities. Because non-U.S. entities are not subject to uniform reporting standards, practices and disclosure comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about non-U.S. companies. In particular, the assets and profits appearing on the financial statements of a company may not reflect its financial position or results of operation in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. This limitation may be particularly true for private equity investments, where there may be little or no publicly available information about private companies. In addition, financial data related to non-U.S. investments may be affected by both inflation and local accounting standards and may not accurately reflect the real condition of companies and securities markets. Moreover, the Fund and its Shareholders may be subject to tax, reporting and other filing obligations in non-U.S. jurisdictions in which non-U.S. companies reside or operate.

Regulatory Changes. Legal and regulatory changes could occur during the term of the Fund, which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities, derivatives and futures markets and investment funds such as the Fund has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended (the “Dodd-Frank Act”), was signed into law in July 2010. The Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses. The Dodd-Frank Act requires additional regulation of private fund managers, including requirements for such managers to register as investment advisers under the Advisers Act, and to disclose various information to regulators about the positions, counterparties and other exposures of the private funds managed by such managers.

The Dodd-Frank Act significantly alters the regulation of commodity interests and comprehensively regulates the over-the-counter (“OTC”) derivatives markets for the first time in the U.S. Provisions in the new law include: new registration requirements with the SEC and/or the Commodity Futures Trading Commission (“CFTC”), recordkeeping, capital, and margin requirements for “swap dealers” and “major swap participants” as determined by the new law and applicable regulations, and the requirement that certain standardized OTC derivatives, such as interest rate swaps, be executed in regulated markets and submitted for clearing through regulated clearinghouses. OTC derivatives transactions traded through clearinghouses will be subject to margin requirements set by clearinghouses and possibly to additional requirements set by the SEC and/or the CFTC. Regulators also have discretion to set margin requirements for OTC derivative transactions that do not take place through clearinghouses. OTC derivatives dealers will be required to post margin to the clearinghouses through which they clear their customer trades instead of using such margin in their operations as they are currently permitted to do. This will increase the dealers’ costs and may be passed through to other market participants, such as an Underlying Fund, in the form of higher fees or spreads and less favorable dealer valuations.

The CFTC, along with the SEC and other U.S. federal regulators, has been tasked with developing the rules and regulations enacting the provisions noted above. The Dodd-Frank Act and the rules already promulgated or to be promulgated thereunder may negatively impact the ability of an Underlying Fund and, in turn, the Fund, to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on an Underlying Fund or its counterparties may impact an Underlying Fund’s ability to invest in a manner that most efficiently meets its investment objective(s), and new requirements, including capital and mandatory clearing, may increase the cost of the Underlying Fund’s investments and doing business.

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The effect of the Dodd-Frank Act or other regulatory change on the Fund and/or Underlying Funds, while impossible to predict, could be substantial and adverse. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time. Such restrictions may adversely affect the returns of Underlying Funds that utilize short selling. Certain tax risks associated with an investment in the Fund are discussed in “Tax Aspects.”

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. The Advisor on behalf of the Fund, has claimed, or prior to commencement of the Fund’s operations will claim, a temporary exemption from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and RIIA is not subject to registration or regulation as a CPO under the CEA with respect to the Fund. Additionally, the Fund will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC, and the Advisor is not subject to registration and regulation as a CPO with respect to the Fund. If the Advisor were unable to claim this exemption with respect to the Fund, the Advisor would become subject to registration and regulation as a CPO, which would subject the Advisor and the Fund to additional registration and regulatory requirements and increased operating expenses. In addition, if the Advisor registered as a CPO with the CFTC with respect to the Fund, the CPOs of any shareholders that are pooled investment vehicles may be unable to rely on certain CPO registration exemptions.

The impact of changes in legislation, if any, on Shareholders, the Fund, and the entities through which the Fund invests is uncertain. Prospective investors are urged to consult their tax advisors regarding an investment in the Fund.

Under Rule 18f-4 under the 1940 Act, the Fund is required to trade derivatives and other transactions that potentially create senior securities (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other testing and derivatives risk management program requirements and requirements related to board reporting. These requirements apply unless the Fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4. Reverse repurchase agreements and similar financing transactions continue to be subject to the asset coverage requirements, and a fund trading reverse repurchase agreements needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio (unless the fund treats such agreements and transactions as derivatives for all purposes under the rule). Reverse repurchase agreements and similar financing transactions will not be included in the calculation of whether the Fund is a limited derivatives user (unless the Fund determines to treat such agreements and transactions as “derivative transactions” for all purposes under the rule), but if the Fund is subject to the VaR testing, reverse repurchase agreements and similar financing transactions will be included for purposes of such testing. In addition, under Rule 18f-4, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a nonstandard settlement cycle, and the transaction will be deemed not to involve a “senior security,” provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date. The Fund may otherwise engage in such transactions that do not meet these conditions so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with Rule 18f-4. Furthermore, under Rule 18f-4, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the limits on borrowings as described in the “Leverage” section of the Prospectus, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. These requirements may limit the Fund’s ability to use derivatives and reverse repurchase agreements and similar financing transactions as part of the Fund’s investment strategies.

Disposition of Investments. In connection with the disposition of an investment, the Fund may be required to make representations and warranties regarding the business and its financial affairs. The Fund may also be required to indemnify the purchasers of such investment to the extent that any such representations and warranties are inaccurate or misleading. These arrangements may result in liabilities for the Fund. The disposition of investments by the Fund may also give rise to certain tax liabilities.

Risks Related to Parallel Vehicle Structures. The Fund may operate alongside one or more vehicles affiliated with the Advisor or the Sub-Advisor that pursue the same investment strategy and invest in the same investments (“Parallel Vehicles”). Although the Advisor and Sub-Advisor will seek to allocate investment opportunities and expenses and rebalance existing investments fairly among the Fund and any Parallel Vehicles in accordance with their respective allocation policies, there can be no assurance that such allocations and rebalancing will be made on a strictly pro rata basis or that the interests of the Fund will not be adversely affected as a result of the existence of such Parallel Vehicles. In particular, because of specific investor restrictions, not all investments may be allocated or rebalanced proportionately among the Fund and the Parallel Vehicles. As a result, the Fund’s exposure to certain investments may vary due to the presence of Parallel Vehicles.

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It is generally expected that any rebalancing of investments among the Fund and the Parallel Vehicles will be made at a price equal to the cost basis of such investments. As a result, investors in the Fund and the Parallel Vehicles may acquire or divest investments in connection with any such rebalancing for amounts that are greater or less than the fair market value of such investments.

The operation of Parallel Vehicles may also increase the complexity of the Fund’s governance and operations, including matters relating to voting, reporting, and liquidity, and may result in delays or conflicts in making investment or divestment decisions. Further, differing terms and conditions (including but not limited to management fees, carried interest, or co-investment rights) applicable to Parallel Vehicle investors may create actual or perceived conflicts of interest. Investors should be aware that the Advisor’s or Sub-Advisor’s, as applicable, management of Parallel Vehicles could lead to conflicts that are difficult to predict or resolve and that may have an adverse effect on the Fund’s performance.

Volatility. The value of the Fund’s assets may fluctuate significantly over a short period of time. Accordingly, investors should understand that the results of a particular period will not necessarily be indicative of results in future periods. Variance in the degree of volatility of the market from the Fund’s expectations may produce material losses to the Fund.

Control Issues. Where the Fund acquires non-controlling interests in an investment, the Fund may not have the ultimate control or authority to have (i) the right to participate in the management, control or operation of the investments, (ii) the opportunity to evaluate the relevant economic, financial and other information that will be used by the respective managers, or (iii) the authority to remove the management of any investment. Shareholders in the Fund will not acquire any direct economic or voting interest in investments.

Indemnification of Underlying Investments and Others. The Fund may agree to indemnify certain of the Underlying Investments and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Underlying Investments. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected. Indemnification of sellers of secondaries may be required as a condition to purchasing such securities.

Other Investment Companies. The Fund may invest in the securities of other investment companies, including the Underlying Funds, to the extent that such investments are consistent with the Fund’s investment objective and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the Fund’s acquisition of interests in the Underlying Private Funds. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and exchange-traded funds, in excess of the statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

If the Fund serves as an “underlying fund” to another investment company, the Fund’s ability to invest in other investment companies, private funds and other investment vehicles may be limited and, under these circumstances, the Fund’s investments in other investment companies, private funds and other investment vehicles will be consistent with applicable law and/or exemptive relief obtained from the SEC.

Limited Operating History of Fund Investments. Many of the Fund’s Underlying Private Funds and other Underlying Investments may have limited operating histories, and the information the Fund will obtain about such investments may be limited. As such, the ability of the Advisor and Sub-Advisor to evaluate past performance of the Underlying Private Funds and such other Underlying Investments, as applicable, or to validate the investment strategies of such Underlying Private Funds will be limited.

Limitations on Performance Information. Performance of certain Underlying Investments is difficult to measure and therefore such measurements may not be as reliable as performance information for other investment products because, among other things: (i) there is often no market for the Underlying Private Funds’ underlying investments, (ii) the Underlying Private Funds and such other Underlying Investments may take years to achieve a realization event and are difficult to value before realization, (iii) investments in the Underlying Investments may be made over time as capital is drawn down, (iv) the performance record of the Underlying Private Funds is not established until the final distributions are made, which may be 10-12 years or longer after the initial closing and (v) industry performance information for Underlying Private Funds may be skewed upwards due to survivor bias and a lack of reporting by underperforming managers.

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Reverse Repurchase Agreements. Reverse repurchase agreements involve a sale of a security by an Underlying Fund to a bank or securities dealer and the Underlying Fund’s simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Underlying Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Underlying Fund’s investment portfolio.

Dilution. The Fund may accept additional subscriptions for Shares as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Shareholders in the Fund’s investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent investments underperform the prior investments.

Due Diligence. The Advisor, Sub-Advisor and their affiliates, as applicable, seek to conduct reasonable and appropriate analysis and due diligence of the Underlying Investments based on the facts and circumstances applicable to each Underlying Investment. Due diligence generally entails evaluation of important and complex business, financial, tax, accounting, environmental, social and governance issues, regulatory and legal issues, assessment of cybersecurity, information technology systems and other technological factors. Consultants, legal advisors, accountants, investment banks and other third parties are generally involved in the due diligence process to varying degrees depending on the type of investment. When conducting due diligence and making an assessment regarding an Underlying Investment, the Advisor, Sub-Advisor and/or their affiliates, as applicable, will rely on the resources available to them, including information provided by the target Underlying Investment and, in some circumstances, third-party investigations. Nevertheless, the due diligence investigation, conducted with respect to each investment opportunity by the Advisor, Sub-Advisor and/or their affiliates, as applicable, will not always reveal or highlight all of the relevant facts that are necessary or helpful in evaluating the investment opportunity. In addition, instances of fraud and other deceptive practices committed by management teams of Underlying Investments in which the Fund invests could undermine the Advisor’s, Sub-Advisor’s and/or their affiliates’ (as applicable) due diligence process. Such conduct occurring at Underlying Investments, or even conduct that occurred prior to the Fund’s investment therein, could have an adverse impact on the Fund. Further, instances of bribery, fraud, accounting irregularities and other improper, illegal or corrupt practices can be difficult to detect, and fraud and other deceptive practices can be widespread in certain jurisdictions.

Additionally, in connection with the evaluation of a potential investment opportunity, the Advisor, Sub-Advisor and/or their affiliates, as applicable, engage with individuals retained by expert networks who are under an obligation not to disclose confidential information. The Advisor, Sub-Advisor and/or their affiliates, as applicable, seek to avoid inadvertently obtaining confidential information from such sources and have therefore implemented procedures to mitigate the risk that the use of expert networks could result in the receipt of confidential information by investment professionals. However, no assurance can be made that such individuals do not share confidential information. In such cases, the Advisor, Sub-Advisor and/or their affiliates, as applicable, could become restricted from pursuing those investments, which could have an adverse impact on the Fund.

As a part of due diligence on a potential investment, the Advisor, Sub-Advisor and/or their affiliates, as applicable, may select an Underlying Investment on the basis of the Underlying Investment’s financial information or projections. Management judgments are generally the basis for projected operating results. Projections are merely estimates of future results based on assumptions made when the projections were developed. There is no certainty that a company will achieve its projected results, and actual results can vary significantly from projections. Unpredictable general economic conditions can have a material adverse impact on the reliability of such projections and the performance of an Underlying Investment.

Cybersecurity Risk. Cybersecurity incidents and cyber-attacks are occurring globally at more frequent and severe levels and will likely continue to increase in frequency in the future. Information and technology systems may be vulnerable to damage or interruption from computer viruses and other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals or service providers, power, communications, or other service outages and catastrophic events such as fires, tornadoes, floods, hurricanes, and earthquakes. If unauthorized parties gain access to such information and technology systems, they may be able to steal, publish, delete, or modify private and sensitive information. Although the Advisor, Sub-Advisor, the Fund and the Underlying Investments may have implemented various measures to manage risks relating to these types of events, such systems could prove to be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Because techniques used to obtain unauthorized access or to sabotage systems change frequently and generally are not recognized until they are launched against a target, the Fund and its service providers may be unable to anticipate these techniques or to implement adequate preventative measures. Breaches such as those involving covertly introduced malware, impersonation of authorized users, and industrial, governmental or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing it from being addressed appropriately. The Advisor, Sub-Advisor, the Fund and the Underlying Investments may have to make significant investments to fix or replace such systems. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in operations and result in a failure to maintain the security, confidentiality, or privacy of sensitive data, including personal information relating to the Fund’s Shareholders and the intellectual property and trade secrets of the Advisor, Sub-Advisor, the Fund and the Underlying Investments. Such a failure could harm the reputation of the Advisor, Sub-Advisor, the Fund and the Underlying Investments, subject them to legal and regulatory claims and adverse publicity and otherwise affect their business and financial performance.

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Additionally, the third-party service providers of the Advisor, Sub-Advisor, the Fund and the Underlying Investments are subject to the same risks and threats. The Advisor, Sub-Advisor, the Fund and the Underlying Investments conduct reasonable due diligence before engaging third-party service providers and require third-party service providers to implement measures to manage risks relating to these events. Nevertheless, an event that affects a third-party service provider could also affect the Advisor, Sub-Advisor, the Fund and the Underlying Investments.

Third parties may also attempt to fraudulently induce employees, customers, third-party service providers or other users of the Fund’s or the Advisor’s or Sub-Advisor’s systems to disclose sensitive information in order to gain access to the Fund’s, Advisor’s, Sub-Advisor’s or their respective affiliates’ data or that of the Fund’s Shareholders. A successful penetration or circumvention of the security of the Fund’s, Advisor’s, Sub-Advisor’s or their respective affiliates’ systems by unauthorized third parties could result in the loss or theft of a Fund Shareholder’s data or funds, the inability to access electronic systems, loss or theft of proprietary information or corporate data, physical damage to a computer or network system or costs associated with system repairs. Such incidents could cause the Fund, the Advisor, the Sub-Advisor or their respective affiliates or their third-party service providers to incur regulatory penalties, reputational damage, additional compliance costs or financial loss. In addition, the Advisor, the Sub-Advisor or their respective affiliates may incur substantial costs related to investigation of the origin and scope of a cybersecurity incident, increasing and upgrading cybersecurity protections including their administrative, technical, organizational and physical controls, acts of identity theft, unauthorized use or loss of proprietary information, adverse investor reaction, increased insurance premiums or difficulties obtaining insurance coverage, or litigation, regulatory actions or other legal risks.

Possibility of Fraud and Other Misconduct of Employees and Service Providers. Misconduct by employees of the Advisor, the Sub-Advisor, and their respective affiliates, or by service providers to the Advisor, the Sub-Advisor, and their respective affiliates or the Fund could cause significant losses to the Fund. Misconduct may include entering into transactions without authorization, the failure to comply with operational and risk procedures, including due diligence procedures, misrepresentations as to investments being considered by the Fund, the improper use or disclosure of confidential or material non-public information, which could result in litigation, regulatory enforcement or serious financial harm, including limiting the business prospects, investment opportunities and/or future marketing activities of the Fund and noncompliance with applicable laws or regulations and the concealing of any of the foregoing. Such activities may result in reputational damage, litigation, business disruption and/or financial losses to the Fund. No assurances can be given that the Advisor, the Sub-Advisor and their respective affiliates will be able to identify or prevent such misconduct.

Business Continuity Risks. Pandemics, political instability, military conflicts, terrorist attacks or other sudden crises may also overburden the infrastructure of global financial, political and technological systems, which could pose risks to the Advisor’s, the Sub-Advisor’s or their respective affiliates’ ability to perform functions necessary for their provision of investment services to the Fund.

Proprietary (Seed) Investments by Partners Group. Partners Group (USA) and/or its affiliates may use their balance sheet (the “Balance Sheet”) as a significant source of capital to further grow and expand its business, increase its participation in existing businesses and seek to improve the liquidity profile of Partners Group (USA) and its affiliates. This increases the likelihood that Partners Group (USA) or one of its affiliates will invest in one or more of the Fund’s Underlying Investments.

Investments by Partners Group’s Employees. Subject to Partners Group’s policies and procedures and only where permissible by applicable law, certain specified senior employees or partners of Partners Group and their respective family members are permitted to invest alongside the Fund in one or more of the Fund’s Underlying Investments through separate accounts advised by Partners Group or its affiliates (where such senior employees or partners of Partners Group and their respective family members may pay reduced or no management fees, carried interest or other performance-based fees or allocations), subject to certain parameters outlined in Partners Group’s policies and procedures governing the scope of such investments, including that any relevant employees that are also members of an investment committee are not involved, directly or indirectly, in allocation decisions with respect to transactions in which they or their client mandate may invest or their associated exits.

Temporary Investments. The Fund may invest in short-term investments pending investment, distribution or for any other purpose, which may consist of (i) obligations of governments and agencies and repurchase agreements with respect to such obligations, (ii) commercial paper, (iii) time deposits in and debit notes of banks that are subject to regulation by a national banking regulator and (iv) money market mutual funds consisting primarily of items described in one or more of the foregoing. The temporary investments entered into by the Fund may be made at the direction of the Advisor or the Sub-Advisor. This will produce returns that may be significantly lower than the returns which the Fund expects to achieve when the Fund’s portfolio is fully invested in accordance with the Fund’s investment objective.

Investments Through Offshore Holding Companies. The Fund may invest in Underlying Investments operating in a particular country indirectly through holding companies organized outside of such country. Governmental regulation in the first country could restrict the ability of the Underlying Investments to make payments to a foreign holding company. Additionally, any transfer of funds from a holding company to an operating subsidiary, either as a shareholder loan or as an increase in equity capital, is from time to time subject to registration with or approval by government authorities in such country. Such restrictions could materially and adversely limit the ability of any foreign holding company in which the Fund invests to grow or make investments that could be beneficial to the business, make payments, or otherwise fund and conduct its business.

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Distributions In Kind. If the Fund receives distributions in kind from an Underlying Investment, the Fund may incur additional costs and risks to dispose of such assets.

Hedging. The Fund may (but is under no obligation to) employ hedging techniques designed to protect against adverse movements in currency exchange rates or interest rates, or to reduce certain potential risks to which the Fund’s portfolio may be exposed. While such transactions may reduce certain risks, such transactions themselves may entail certain other risks and involve transaction expenses associated with hedging. Thus, while the Fund may benefit from the use of these hedging mechanisms, unanticipated changes in interest rates, securities prices, currency exchange rates or other factors may result in poorer overall performance for the Fund than if it had not entered into such hedging transactions. Conversely, if the Fund does not employ such hedging mechanisms, the Fund may be exposed to greater currency risk, which may have adverse results for the Fund and its performance, compared to if such mechanisms were effectively employed.

Multi-Sector Investment Strategy. The Fund may make investments in companies across a wide variety of sectors and geographic regions. Accordingly, the Advisor and/or Sub-Advisor will be required to maintain expertise, relationships and market knowledge across a broad range of product types and geographic regions, and will be subject to the market conditions affecting each such product type in various markets, including such factors as the local economic climate, business layoffs, industry slowdowns, changing demographics and local supply and demand issues affecting each such market. This multi-sector approach could require more management time, staff support and expense than a fund whose focus is dedicated to a greater extent on a single product type in fewer jurisdictions than is contemplated by the Fund.

ERISA. Fiduciaries of benefit plan investors should be aware that none of the Fund, the Advisor, the Sub-Advisor and/or their respective affiliates are undertaking to provide impartial investment advice or to give advice in a fiduciary capacity in connection with the offering or purchase of the Fund interests and that the Advisor, the Sub-Advisor and/or their respective affiliates have financial interests associated with the purchase of the Fund interests including the fees they may receive from the Fund as a result of the purchase of the Fund interests by a benefit plan investor.

Retirement Plan and State-Specific Sustainability Considerations. In recent years, a number of states have adopted and continue to adopt new laws, regulations and policies which may expressly restrict the ability of state, municipal and other governmental plans or public university endowments to make or exclude certain investments, including investments that state regulators designate as supporting or boycotting the fossil fuels or arms manufacturing industries. In addition, certain state pension plans are currently operating, or may in the future operate due to law or policy, in a manner that restricts their ability to consider some or all sustainability factors in making investment or proxy voting decisions. State pension plans may also require funds to make certifications regarding the consideration of sustainability factors in the fund’s own investment process or proxy voting procedures. As a result, the integration of Partners Group (USA)’s sustainability considerations into the management of the Fund may impose limitations on the ability of the Fund to accept and/or retain capital from certain investors. Similar integration of sustainability considerations in light of such current or future state laws or policies may also preclude the Fund from making investments that it otherwise finds desirable and could require the Fund to liquidate or dispose of investments at a disadvantageous time, resulting in lower proceeds to the Fund than might have otherwise been the case. Such current or future state laws also may preclude the Fund from certain proxy voting decisions that it believes to be advantageous to investors. This is an evolving area of law and policy, and future developments may be adverse to the Fund and its investors.

Divergence of Resources. Neither the Advisor nor Sub-Advisor, nor their affiliates, including individuals employed by the Advisor or Sub-Advisor or their affiliates, are prohibited from raising money for and managing another investment entity that makes the same types of investments as those in which the Fund will invest. As a result, the time and resources that these individuals may devote to the Fund may be diverted. In addition, the Fund may compete with any such investment entity for the same investors and investment opportunities. Partners Group (USA) and its affiliates, whose primary businesses include the origination of investments, engage in investment advisory business with accounts that compete with the Fund. Partners Group (USA) and its affiliates have no obligation to make their originated investment opportunities available to the Fund.

Transactions with Partners Group (USA) Affiliates. Partners Group (USA) and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund or Fund investments. In the future, there may be instances in which the interests of such affiliates conflict with the interests of the Fund or Fund investments. Partners Group (USA) and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund investments) which (i) may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund, (ii) may compete with the Fund for investment opportunities, and (iii) may co-invest with the Fund in certain transactions. Partners Group (USA) has been granted exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by Partners Group (USA) or certain of its affiliates, subject to certain conditions. In addition, affiliates of Partners Group (USA) and their respective clients may themselves invest in securities that would be appropriate for the Fund’s investments and may compete with the Fund for investment opportunities. Partners Group (USA) or its affiliates may earn fees from Fund investments for the provision of advice on mergers, acquisitions, add-on acquisitions, re-financings, public offerings, sales and similar transactions.

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Partners Group. Although the Fund seeks to capitalize on the experience and resources of Partners Group AG and its affiliates’ platform, the Fund’s Sub-Advisor is Partners Group (USA), and not Partners Group AG. The Fund’s performance may be lower or higher than the performance of other entities managed by Partners Group (USA), Partners Group AG or their affiliates (collectively, “Partners Group”) and their past performance is no guarantee of the Fund’s future results.

Unspecified Investments; Dependence on Partners Group. With respect to the portion of the Fund’s assets that the Advisor determines to allocate for management by Partners Group (USA), Partners Group (USA) will have discretion to select the Fund investments as opportunities arise. The Fund and, accordingly, investors, must rely upon the ability of Partners Group (USA) to identify and implement Fund investments consistent with the Fund’s investment objective. Investors will not receive or otherwise be privy to due diligence or risk information prepared by or for Partners Group (USA) with respect to the Fund’s investments. The success of the Fund depends in part upon the ability of Partners Group (USA) to develop and implement investment strategies that achieve the investment objective of the Fund. Shareholders in the Fund will have no right or power to participate in the management or control of the Fund or the Fund investments, or the terms of any such investments. There can be no assurance that Partners Group (USA) will be able to select or implement successful strategies or achieve their respective investment objectives.

Expedited Transactions. Investment analyses and decisions by Partners Group (USA) may be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to Partners Group (USA) at the time such decisions are made may be limited, and Partners Group (USA) may not have access to detailed information regarding a Fund investment. Therefore, no assurance can be made that Partners Group (USA) will have knowledge of all circumstances that may adversely affect such Fund investment.

Bank Impairment. The impairment or failure of one or more banks with which the Fund or an Underlying Fund transacts may inhibit the Fund’s or Underlying Fund’s ability to access depository accounts. In such cases, the Fund or an Underlying Private Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund or an Underlying Fund investment holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund, Underlying Private Fund, or other Fund investment may not recover such excess, uninsured amounts.

The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or Fund investments have a commercial relationship could adversely affect, among other things, the Fund and/or the Fund investment’s ability to pursue key strategic initiatives, including by affecting the Fund’s or a Fund investment’s ability to borrow from financial institutions on favorable terms.

Economic Impact of Highly Infectious or Contagious Diseases. The COVID-19 outbreak led to federal, state and local governments enacting various restrictions in an attempt to limit the spread of the virus, including school and office closings, limitations on social or public gatherings and other social distancing measures, such as working remotely, travel restrictions, quarantines and shelter in place orders. Similar outbreaks of an infectious disease or other serious public health concern could have a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown.

Disease outbreaks have occurred globally in the past (including but not limited to severe acute respiratory syndrome (“SARS”), Ebola virus, Zika virus, avian flu, H1N1/09 flu, COVID-19 and other coronavirus variants) and any future outbreak of disease epidemics or pandemics, together with any resulting voluntary and U.S. federal and state and non-U.S. governmental actions, could meaningfully disrupt the global economy and affect the Fund’s ability to fulfill its investment objective. For example, the Advisor’s or Sub-Advisor’s ability to operate effectively, including the ability of their personnel or service providers and other contractors to function, communicate and travel to the extent necessary, may be impaired. The spread of new or existing infectious diseases among the Advisor’s or Sub-Advisor’s or their affiliates’ personnel and service providers would also significantly affect the Advisor’s and/or Sub-Advisor’s ability to properly oversee the affairs of the Fund (particularly to the extent such impacted personnel include key investment professionals or other members of senior management), which could result in a temporary or permanent suspension of the Fund’s investment activities or operations.

In connection with the impacts of any present or future such public health crisis, the Fund is expected to incur heightened legal expenses which could similarly have an adverse impact on the Fund’s returns. For example, the Fund and its investments may be subject to heightened litigation. The resulting costs of any such litigation may be significant and are expected to be borne by the Fund and its investments. There is also a heightened risk of cyber and other security vulnerabilities during a public health emergency which could result in adverse effects to the Fund or its investments in the form of economic harm, data loss or other negative outcomes.

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Ongoing Military Action in Iran. The ongoing conflict and geopolitical crisis involving Iran, beginning in 2026, presents a number of risks that may materially affect the value of the Fund’s investments. Armed conflict, military escalation, and heightened tensions in the region may contribute to significant volatility across global financial markets, including the valuation and performance of infrastructure assets and private equity investments to which the Fund may be exposed, particularly those with direct or indirect exposure to the Middle East or to sectors sensitive to geopolitical disruption. Energy prices, in particular, may experience sharp and unpredictable fluctuations given Iran’s role as a major oil-producing nation and the proximity of the conflict to critical energy infrastructure and transit routes in the Middle East. Such volatility may adversely affect the valuations ascribed to portfolio investments to which the Fund may be exposed, including infrastructure assets reliant on stable energy inputs, regulated tariff structures, or cross-border revenue streams, and may impair the Fund’s ability to realize returns on secondary acquisitions at anticipated levels. The crisis may also result in the imposition or expansion of economic sanctions by the United States, the European Union, or other governments targeting Iranian entities, sectors, or third parties engaged in trade or financial dealings with Iran. Such sanctions regimes are complex and subject to rapid change, and compliance obligations may limit the universe of available investment opportunities or require the liquidation of certain investments on short notice and potentially at unfavorable prices. In addition, the conflict may give rise to broader secondary sanctions risk, as governments seek to restrict the flow of capital and resources to parties perceived as supporting or benefiting from the crisis.

The UK’s Exit From the EU. The United Kingdom (the “UK”) officially withdrew from the European Union (the “EU”) on January 31, 2020 and lost all its rights and obligations as an EU member state on January 1, 2021. While the EU and the UK have concluded a trade and cooperation agreement, this agreement does not create a permanent set of rules but is a basis for an evolving relationship between the EU and the UK, with scope for increasing divergence or closer cooperation which may vary between different areas. Accordingly, there remain a number of uncertainties in connection with the future of the UK and its relationship with the EU. Given the size and importance of the UK’s economy, the UK’s departure from the EU and connected developments in its legal, political and economic relationship with Europe and other countries globally may continue to be a source of instability, create significant currency fluctuations, and/or otherwise adversely affect international markets, arrangements for trading or other cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) for the foreseeable future. Other related risks may include impetus for the break-up of the UK and related political and economic stresses, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations and the effects of future divergence between the legal, regulatory and tax regimes in the EU and the UK.

In particular, further developments in the UK’s relationship with the EU (including for example in respect of the border between Northern Ireland and the Republic of Ireland) or otherwise connected with the UK’s withdrawal as a member state of the EU may adversely impact companies or assets based in, doing business in, or having services or other significant relationships in or with, the UK and/or the EU, including with respect to opportunity, pricing, regulation, value or exit (as well as exacerbating the effects of supply bottlenecks and labor shortages that have recently been experienced on a global level).

In addition, the UK’s withdrawal as a member state of the EU may have an adverse effect on the tax treatment of any investments in the UK. The EU Directives preventing withholding taxes being imposed on intra-group dividends, interest and royalties no longer apply to payments made into and out of the UK, meaning that instead the UK’s double tax treaty network needs to be relied upon. Not all double tax treaties fully eliminate withholding tax. Further, there may be changes to the operation of value added tax (“VAT”) (now that UK VAT is different than EU VAT) and the economic implications could potentially affect wider tax policy in the UK, such as the rate of corporation tax and other taxes. For these reasons, the decision of the UK to leave the EU could have adverse consequences on the Fund, the performance of its investments as well as its ability to fulfil its investment objective and implement its investment strategy.

United States’ Financial Stability and Political Outlook. Due to U.S. federal budget deficit concerns, S&P downgraded the federal government’s credit rating from AAA to AA+ for the first time in history on August 5, 2011, which was most recently affirmed by S&P in March 2024. Also, in August 2023, Fitch Ratings downgraded the U.S. government’s credit rating from AAA to AA+, which was affirmed by Fitch in August 2024 and, on May 16, 2025, Moody’s downgraded the U.S. government’s credit rating from Aaa to Aa1, citing an inability of the nation to address large and growing deficits. Further downgrades or warnings by S&P or other rating agencies, and the U.S. government’s credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with the Fund’s investments and its ability, and the ability of infrastructure companies in which the Fund directly or indirectly invests, to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may negatively impact the Fund’s investments.

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Changes in the political and regulatory landscape, including those resulting from the 2024 U.S. elections, may substantially impact the Fund’s ability to conduct its business. For example, the United States may potentially withdraw from, renegotiate or enter into various trade agreements and take other actions that would change current U.S. trade policies. Recently, tariffs have been imposed on imports from certain countries outside of the United States. Further trade restrictions and/or tariffs may be forthcoming, and may be dependent on evolving domestic and international political developments. Certain international trade agreements may also be at risk. Tariffs and similar trade restrictions may lead to global economic stagnation or increased inflation and therefore materially and adversely affect the Fund. These and future tariffs, as well as any other global trade or supply chain developments, bring with them uncertainty. The Fund cannot predict future changes to imports covered by tariffs or which countries will be included or excluded from such tariffs. The reactions of other countries and resulting actions of the United States and infrastructure companies in which the Fund directly or indirectly invests could negatively impact the Fund’s investment performance.

Any delay in the Fund’s or its Underlying Investments’ ability to access its cash, cash equivalents and other liquid investments, or the loss of some or all of such funds, or inability to pay key vendors and others timely, could have a material adverse effect on the Fund’s and/or the Underlying Investments’ operations and cause them to seek additional capital sooner than planned. Furthermore, U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States or globally. Although U.S. lawmakers passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating of the United States. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. It is not possible to predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a significant adverse effect on the value of the Fund’s investments and the Fund’s investment performance.

United States Tariff, Import/Export Regulations and Other Economic Sanction Laws. There has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. These changes could create significant uncertainty about the future relationship between the United States and other countries with respect to such trade policies, treaties and tariffs. Any tariffs imposed on products imported into the United States and other changes in U.S. trade policy may result in, and may continue to trigger, retaliatory actions by affected countries. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict infrastructure companies’ access to suppliers or customers and have a material adverse effect on their businesses, financial condition or results of operations, which in turn would negatively impact the Fund.

Additionally, economic sanction laws in the United States and other jurisdictions may prohibit the Fund from transacting with certain countries, individuals and companies. In the United States, the U.S. Department of the Treasury’s (the “Treasury”) Office of Foreign Assets Control (“OFAC”) administers and enforces laws, executive orders and regulations establishing U.S. economic and trade sanctions. Such sanctions prohibit, among other things, transactions with, and the provision of services to, certain non-U.S. countries, territories, entities and individuals. These entities and individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs. The lists of OFAC prohibited countries, territories, persons and entities, including the List of Specially Designated Nationals and Blocked Persons, as such list may be amended from time to time, can be found on the OFAC website at http://www.treas.gov/ofac. In addition, certain programs administered by OFAC prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the lists maintained by OFAC. These types of sanctions may significantly restrict the Fund’s investment activities in certain countries (and, in particular, certain emerging market countries). At the same time, the Advisor and/or Sub-Advisor may be obligated to comply with certain anti-boycott laws and regulations which prevent them and the Fund from engaging in certain discriminatory practices that may be allowed or required in certain jurisdictions. The Fund’s failure to discriminate in this manner could make it more difficult for the Fund to pursue certain investments.

The United States Foreign Corrupt Practices Act (the “FCPA”), and other anti-corruption laws and regulations, as well as anti-boycott regulations, may also apply to the Fund’s Underlying Investments. The U.S. government has indicated that it is particularly focused on FCPA enforcement, which may increase the risk that the Fund or its Underlying Investments become the subject of such actual or threatened enforcement. In addition, certain commentators have suggested that private investment firms and the funds that they manage may face increased scrutiny and/or liability with respect to the activities of their underlying portfolio companies. As such, a violation of the FCPA or other applicable regulations by the Fund could have a material adverse effect on the Fund.

In recent years, the U.S. Department of Justice and the SEC have devoted greater resources to enforcement of the FCPA. In addition, the UK, with enactment of the UK Bribery Act, has expanded the reach of its anti-bribery laws significantly. While the Advisor, Sub-Advisor and/or their affiliates have developed and implemented policies and procedures reasonably designed to comply with the FCPA and the UK Bribery Act and the sanctions regimes that apply to the Fund, the Advisor and/or the Sub-Advisor, such policies and procedures may not be effective in all instances to prevent violations. In addition, in spite of such policies and procedures, the Fund’s Underlying Investments, particularly in cases in which the Fund does not control such Underlying Investment, may engage in activities that could result in FCPA, UK Bribery Act or other violations of law. Any determination that the Advisor and/or the Sub-Advisor have violated the FCPA, UK Bribery Act or other applicable anti-corruption laws or anti-bribery laws or sanctions requirements could subject such entities to, among other things, civil and criminal penalties, material fines, profit disgorgement, injunctions on future conduct, securities litigation, disclosure obligations and a general loss of investor confidence, any one of which could adversely affect the Fund.

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Enhanced Scrutiny and Regulation of the Financial Services Industry. The current U.S. regulatory environment may be impacted by future legislative developments, such as amendments to key provisions of the Dodd-Frank Act. The U.S. Department of the Treasury has issued a series of recommendations in several reports for streamlining banking regulation and changing key features of the Dodd-Frank Act and other measures taken by regulators following the most recent financial crisis. Potential investors should note that any significant changes in, among other things, banking and financial services regulation, including the regulation of the asset management industry, could have a material adverse impact on the Fund and its activities. The Dodd-Frank Act, as well as future related legislation, may have an adverse effect on the private equity and private markets industry generally and/or on the Fund, Advisor and Sub-Advisor. On May 24, 2018, the Economic Growth, Regulatory Relief and Consumer Protection Act (the “Reform Act”) was signed into law. Among other regulatory changes, the Reform Act amends various sections of the Dodd-Frank Act, including by modifying Section 619 thereof (the “Volcker Rule”) to exempt depositary institutions that do not have, and are not controlled by a company that has, more than USD 10 billion in total consolidated assets and significant trading assets and liabilities. In July 2019, U.S. federal regulatory agencies adopted amendments to the Volcker Rule regulations to implement the Volcker Rule amendments included in the Reform Act, and also in 2019 such U.S. federal regulatory agencies adopted certain targeted amendments to the Volcker Rule regulations to simplify and tailor certain compliance requirements relating to the Volcker Rule. In June 2020, U.S. federal regulatory agencies adopted certain clarifying amendments to the Volcker Rule’s restrictions on sponsoring and investing in certain covered hedge funds and private equity funds, along with certain new exemptions allowing banking entities to sponsor and invest without limit in credit vehicles, venture capital funds, customer facilitation funds and family wealth management vehicles (the “Covered Fund Amendments”). The Covered Fund Amendments also loosen certain other restrictions on extraterritorial fund activities and direct parallel or co-investments made alongside covered funds. The Covered Fund Amendments, which were effective as of October 2020, should therefore expand the ability of banking entities to invest in and sponsor private funds. The ultimate consequences of the Reform Act and such regulatory developments and other legislative and regulatory developments on the Fund and its activities remain uncertain, and the private investment fund industry may in the future be subject to further enhanced governmental scrutiny and/or increased regulation, including resulting from changes in U.S. executive administration or congressional leadership. Prospective investors should note that any continued regulatory scrutiny or initiatives or any significant changes in, among other things, banking and financial services regulation, including the regulation of the asset management industry, could have a material adverse impact on, or otherwise impede, the Fund and its activities.

Pay-to-Play Laws, Regulations, and Policies. In light of controversies and highly publicized incidents involving money managers, a number of states and municipal pension plans have adopted so-called “pay-to-play” laws, regulations or policies that prohibit, restrict or require disclosure of payments to (and/or certain contacts with) state officials by individuals and entities seeking to do business with state entities, including investments by public retirement funds. The SEC also has adopted rules that, among other things, prohibit an investment adviser from providing advisory services for compensation with respect to a government plan investor for two years after the adviser or certain of its executives or employees make a contribution to certain elected officials or candidates. If the Advisor and/or the Sub-Advisor fail to comply with such pay-to-play laws, regulations or policies, such non-compliance could have an adverse effect on the Fund.

CFIUS; Non-U.S. National Security Regimes. The actions of the Committee on Foreign Investment in the United States (“CFIUS”), an inter-agency committee authorized to review transactions that may raise national security concerns in which a foreign person acquires or invests in a U.S. business, may adversely impact the prospects of an Underlying Investment in the context of mergers with, investments of, or acquisitions by, a foreign person. CFIUS may recommend that the President block transactions, or CFIUS may impose conditions on transactions, certain of which may materially and adversely affect the Fund’s ability to execute its investment strategy. CFIUS has the power to review the Fund’s investment in or disposition of certain investments. As a result of such regimes, the Fund may incur significant delays and costs or be altogether prohibited from making a particular investment, all of which could adversely affect the Fund’s ability to meet its investment objective. Heightened scrutiny of foreign direct investment worldwide may also make it more difficult for the Fund to identify suitable buyers for Underlying Investments and may constrain the universe of exit opportunities for Underlying Investments. In addition, given the lack of clarity in many of these regimes, it is possible that the Fund incurs fines or fees in connection with its investment in Underlying Investments in certain jurisdictions.

Additional Tax Considerations. An investment in the Fund involves complex income and other tax considerations that will differ for each prospective investor. The Fund, or Fund Shareholders, may be subject to taxation in one or more of the various countries in which the Fund invests, and may be required to file tax returns, or provide information to, such countries, either under existing law, subsequent legislation or changes in enforcement policies. The rate of any non-U.S. withholding or income taxes and the creditability of such non-U.S. taxes may depend on the facts and circumstances relating to a particular investment and may differ for each investment. Changes to taxation treaties, or to their interpretations, may also adversely affect the Fund’s ability to efficiently realize income or capital gains.

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Tax Conflicts. Conflicts of interest will arise from time to time in connection with the decisions made by the Advisor, the Sub-Advisor or their respective affiliates, including with respect to the nature or structuring of investments. When structuring and implementing investments of the Advisor, the Sub-Advisor or their respective affiliates will take reasonable account of the tax consequences for the Fund as a whole and not the tax consequences for individual Fund Shareholders. There can be no assurance that the structure of the Fund or of any Underlying Investment will be tax efficient to any particular Fund Shareholder. Prospective investors are urged to consult their own tax advisors with reference to their specific tax situations, including any applicable U.S. federal, state, or local or non-U.S. taxes that an investment in the Fund may raise for such investors.

Portfolio Turnover

The Fund has not yet commenced operations and therefore portfolio turnover information is not yet available.

MANAGEMENT OF THE FUND

Advisor

The Fund’s investment adviser is RIIA, 401 Union Street, 18th Floor, Seattle, WA 98101. RIIA is a subsidiary of and controlled by RIM. RIM was established in 1982. As of December 31, 2025, RIM managed over $50.4 billion in proprietary registered fund portfolios. RIIA provides or oversees all investment advisory and portfolio management services and is responsible for monitoring the Fund’s overall investment program. RIIA has entered into, or prior to the Fund’s commencement of operations will enter into, a resource sharing agreement with RIM, pursuant to which RIM makes certain personnel and resources available to RIIA to provide investment advisory services to the Fund. In rendering investment advisory services to the Fund, RIIA may also use the portfolio management, research or other resources of a foreign (non-U.S.) affiliate of RIIA and may provide services to the Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser.

Advisory Agreement

Although the Advisor intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of the Advisor are not exclusive and the Advisor may provide similar services to other investment companies and other clients and may engage in other activities.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Advisor is not liable to the Fund or any of the Fund’s Shareholders for any act or omission by the Advisor in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund’s Shareholders and provides for indemnification by the Fund of the Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

The Advisory Agreement provides that the Advisor receives an annual fee, payable monthly, in an amount equal to [1.50%] of the average daily value of the Fund’s net assets (the “Management Fee”).

Until July 31, 2028, and pursuant to a written agreement between the Fund and the Advisor (the “Expense Agreement”), the Advisor has contractually agreed to waive up to the full amount of its Management Fee and then to reimburse the Fund for certain other direct Fund-level expenses (“Covered Direct Fund-Level Expenses”) to the extent that those Covered Direct Fund-Level Expenses exceed 2.00% of the average daily net assets of the Fund on an annual basis (the “Expense Limit”). This waiver and reimbursement may not be terminated during the relevant period except with Board approval. The Expense Limit will be applied after the Offsetting Waiver (discussed below). Covered Direct Fund-Level Expenses do not include (i) interest on borrowed funds or any and all fees related to secured borrowing arrangements (including but not limited to commitment fees and legal fees incurred with respect to the Fund entering into or renewing a secured borrowing arrangement); (ii) any distribution and/or shareholder services fees; (iii) acquired fund fees and expenses (including any and all fees and expenses of special purpose vehicles in which the Fund invests); (iv) all investment-related fees and expenses related to investments or potential investments the Advisor or Sub-Advisor enters into or considers on behalf of the Fund (including but not limited to fees and expenses related to the origination, sourcing, acquisition, servicing, identification, due diligence or disposition of such investments, and legal fees associated with such investments); (v) all fees and expenses incurred by and allocated to the Fund by the Sub-Advisor (including but not limited to any and all investment-related fees and expenses) in accordance with the terms of its Sub-Advisory Agreement; (vi) dividend and interest expenses related to short sales; (vii) taxes; (viii) any and all contingency fees paid to vendors out of amounts received by the Fund (for example, contingency fees paid to vendors for foreign tax reclaims and contingency fees paid to vendors for certain securities litigation recoveries); and (ix) infrequent and/or unusual expenses (including litigation expenses).

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Subject to the terms of the Expense Agreement, the Covered Direct Fund-Level Expenses borne by the Advisor pursuant to the Expense Agreement, including organizational and offering costs of the Fund borne by the Advisor prior to the date of the Expense Agreement, are subject to recoupment by the Advisor up to three years from the date of such waiver or reimbursement. The Fund will carry forward any waivers and/or reimbursements of fees and expenses in excess of the Expense Limit for a period not to exceed three years from the date on which such fees and expenses were waived or reimbursed by the Advisor and reimburse the Advisor such amount as promptly as possible, on a monthly basis, even if such reimbursement occurs after the termination of the Expense Agreement, provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the Advisor’s waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of the Advisor’s recoupment after giving effect to the Fund’s reimbursement.

The Advisor intends to invest a portion of Fund assets in the RI Global Infrastructure Fund and/or the RI Global Infrastructure ETF, with the percentage of Fund assets invested in the RI Global Infrastructure Fund and/or the RI Global Infrastructure ETF starting at close to 100% and decreasing over time as the Fund ramps up its investments in private assets and such allocation to the RI Global Infrastructure Fund and/or the RI Global Infrastructure ETF reaches the strategic target allocation of 10-30%. To address any potential duplication of services, the Advisor will waive a portion of its Management Fee for the Fund equal to the RI Global Infrastructure Fund’s and/or the RI Global Infrastructure ETF’s net advisory fee paid indirectly by the Fund (the “Offsetting Waiver”). The Advisor will implement the Offsetting Waiver first and then apply the Expense Agreement. In the first year of operations, the Advisor expects to waive more of its Management Fee than the amount of the Offsetting Waiver in the application of the Expense Agreement to meet the Expense Limit.

The Advisory Agreement was approved by the Trustees on [December 8, 2026]. The Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act) and (2) the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The Advisory Agreement will terminate automatically in the event of its “assignment” (as such term is defined in the 1940 Act and the rules thereunder).

A discussion regarding the basis for the approval of the Advisory Agreement by the Board will be available in the Fund’s annual or semi-annual report to Shareholders, as applicable, if the Board approved the Advisory Agreement during the Fund’s most recent fiscal-half year covered by such report.

Sub-Advisor and Sub-Advisory Agreement

[The Fund’s Sub-Advisor is Partners Group (USA). Partners Group (USA) is registered as an investment adviser with the SEC under the Advisers Act. Pursuant to an investment advisory agreement between the Advisor and the Sub-Advisor (the “Sub-Advisory Agreement”), which has been approved by the Board, the Sub-Advisor has a discretionary asset management assignment pursuant to which the Advisor has allocated to the Sub-Advisor a portion of Fund assets to manage directly, subject to oversight by the Advisor.

From its Management Fee received from the Fund, and pursuant to the Sub-Advisory Agreement, the Advisor, as agent for the Fund, pays the Sub-Advisor a sub-advisory fee payable monthly in arrears and accrued daily based on the average daily net assets that are managed by the Sub-Advisor at an annual rate of 1.55% (the “Sub-Advisory Fee”) for its investment advisory services. The Sub-Advisory Fee is set through arm’s-length negotiations between the Advisor and Sub-Advisor. These negotiations take into account, among other factors, the anticipated nature and quality of services to be rendered by the Sub-Advisor.

The Sub-Advisory Agreement was approved by the Board on [December 8, 2026]. The Sub-Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act) and (2) the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated as a whole at any time by the Advisor, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund or by the Sub-Advisor, on 90 days’ written notice to RIIA, which can be waived by RIIA. The Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as such term is defined in the 1940 Act and the rules thereunder).]

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A discussion regarding the basis for the approval of a Sub-Advisory Agreement by the Board will be available in the Fund’s annual or semi-annual report to Shareholders, as applicable, if the Board approved the Sub-Advisory Agreement during the Fund’s most recent fiscal-half year covered by such report.

Administration and Accounting Services Agreements

Ultimus Fund Solutions, LLC (“Ultimus”), whose principal address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator pursuant to a Master Services Agreement (the “MSA”). In its capacity as the Fund’s administrator, Ultimus provides or oversees the provision of all administrative services for the Fund.

Ultimus provides certain accounting services to the Fund pursuant to the MSA. Pursuant to the MSA, Ultimus provides the Fund with, among other things, customary fund accounting services, including computing the Fund’s NAV and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions.

Board of Trustees and Officers of the Fund

The Board of Trustees for the Fund (“Board of Trustees”) consists of nine individuals (the “Trustees”), eight of whom are independent trustees (“Independent Trustees”).

The Board of Trustees is responsible under applicable state law for generally overseeing management and operations of the business and affairs of the Fund and does not manage operations on a day-to-day basis. The officers of the Fund, all of whom are employed by and are officers of the Advisor or its affiliates, are responsible for the day-to-day management and administration of the Fund’s operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Fund’s operations by, among other things, meeting with Fund management at the Board’s regularly scheduled meetings and as otherwise needed and, with the assistance of the Fund’s management, monitoring or evaluating the performance of the Fund’s service providers, including the Advisor, the Sub-Advisor, the Fund’s custodian and the Fund’s transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and the Advisor, but with the Fund’s independent auditors, Fund counsel and independent counsel to the Independent Trustees. The Board of Trustees monitors Fund performance as well as the quality of services provided to the Fund. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of, among other things, the nature, scope and overall quality of services provided to the Fund. The Board of Trustees is required under the 1940 Act to review and approve the Advisory Agreement and the Sub-Advisory Agreement.

The Trustees and the Fund’s officers may amend the Prospectus, any summary prospectus, the SAI and any contracts to which the Fund is a party and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund without Shareholder input or approval, except in circumstances in which Shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a Shareholder approval requirement is specifically disclosed in the Prospectus or SAI. Neither the Prospectus, any summary prospectus, the SAI, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications or disclosure documents from or on behalf of the Advisor creates a contract between a Shareholder of the Fund and: (i) the Fund; (ii) a service provider to the Fund; and/or (iii) the Trustees or officers of the Fund.

Generally, a Trustee may be removed at any time by a vote of two-thirds of the number of Trustees or of Fund Shares outstanding. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, at least two-thirds of the Trustees have been elected by Shareholders.

The Board of Trustees is currently comprised of nine Trustees, one of whom, Vernon Barback, is an Interested Trustee. Mr. Barback serves as Vice Chairman of an affiliate of the Advisor and is thus classified as an Interested Trustee. There are eight Independent Trustees, including Julie Dien Ledoux and Michelle L. Cahoon, who serve as the Chairman and Vice Chairman of the Board, respectively. Ms. Ledoux has served as Chairman of the Board since 2026 and Ms. Cahoon has served as Vice Chairman of the Board since 2026. The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Regulatory and Investment Compliance Committee which assist in performing aspects of its role in oversight of the Fund’s operations and are described in more detail in the following paragraphs.

The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including the Fund’s portfolio managers), the Fund’s Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Advisor

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(including the Advisor’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. The Advisor is responsible for oversight, including risk management oversight, of the services provided by the Sub-Advisor and providing reports to the Board with respect to the Sub-Advisor. In addition to reports and other information received from Fund management and the Advisor regarding the Fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Fund’s senior management, including the Fund’s CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board receives quarterly reports from the CCO and the CRO and other representatives of the Fund’s senior management which include information regarding risk issues. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Regulatory and Investment Compliance Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund’s independent public accounting firm to review, among other things, the independent public accounting firm’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto. The Board believes it is not possible to identify all risks that may affect the Fund; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Fund to bear certain risks (such as investment-related risks) to achieve its investment objective. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Fund, the Advisor, the Advisor’s affiliates or other service providers. Because the Chairman and Vice Chairman of the Board and the Chairman and Vice Chairman (as applicable) of each of the Board’s Audit, Regulatory and Investment Compliance and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Fund, including such factors as the number of funds it oversees, the Fund’s share classes, and the Fund’s distribution arrangements. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.

The Fund’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Fund’s financial statements, (b) the Fund’s compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of the Fund’s independent registered public accounting firm; (2) to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls; and (3) to act as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Audit Committee reviews both the audit and non-audit work of the Fund’s independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and pre-approves all audit and non-audit services to be rendered by the independent registered public accounting firm for the Fund. It is management’s responsibility to prepare, or oversee the preparation of, the Fund’s financial statements and to maintain appropriate systems for accounting and internal controls and the auditor’s responsibility to plan and carry out a proper audit and to express an opinion on the Fund’s financial statements. Currently, the Audit Committee members are Messrs. Jeremy May and Jack R. Thompson and Mses. Michelle L. Cahoon and Ellen M. Needham, each of whom is an Independent Trustee. Ms. Needham has served as Chairman of the Audit Committee since 2026 and has been determined by the Board to be an “audit committee financial expert” as that term is defined by SEC regulations.

The Fund’s Board of Trustees has adopted and approved a formal written charter for the Regulatory and Investment Compliance Committee, which sets forth the Regulatory and Investment Compliance Committee’s current responsibilities. The Regulatory and Investment Compliance Committee: (1) shall regularly receive, review and consider reports on certain regulatory and investment-related compliance matters regarding the operation of the Fund, separately and as a whole; (2) shall review with the Advisor and its affiliates the kind, scope, and format of, and the time periods covered by the reports provided to the Committee; (3) may review with the Advisor and its affiliates such other regulatory and investment-related compliance matters that are related to the operation of the Fund as the Committee may deem to be necessary or appropriate; and (4) may meet with any officer of the Fund or officer or other representative of the Advisor, the Sub-Advisor or other service providers to the Fund. Currently, the Regulatory and Investment Compliance Committee members are Messrs. Vernon Barback, Michael Day and Raymond P. Tennison, Jr. and Mses. Julie Dien Ledoux and Jeannie Shanahan, with Ms. Shanahan serving as Chairman since 2023.

The Fund’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of the Fund for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In evaluating all candidates for membership on the Board, the Nominating

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and Governance Committee considers, among other factors that it may deem relevant: whether or not the person is willing and able to commit the time necessary for the performance of the duties of a Trustee; whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; the contribution which the person may be expected to make to the Board and the Fund, with consideration being given to the person’s business and professional experience, board experience, education, diversity and such other factors as the Committee, in its sole judgment, may consider relevant; and the character and integrity of the person. In identifying and evaluating Independent Trustee candidates, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of the Fund; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by Shareholders of the Fund. Currently, the Nominating and Governance Committee members, each of whom is an Independent Trustee, are Messrs. Jeremy May, Raymond P. Tennison, Jr. and Jack R. Thompson and Mses. Michelle L. Cahoon and Julie Dien Ledoux, with Mr. May serving as Chairman since 2025.

The Independent Trustees are paid an annual retainer. Meeting attendance fees are paid for special meetings of the Nominating and Governance Committee and for special Board meetings related to consideration or approval of new investment advisory agreements required as a result of any future change of control of the Advisor. Chairperson and vice-chairperson fees are paid at the Board and Committee levels. In addition, Independent Trustees are reimbursed for any travel and other expenses incurred in attending Board and Committee meetings. The Fund’s officers are paid by the Advisor or its affiliates.

Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations.

The following tables provide information for each officer and Trustee of the Fund. The Russell Investments fund complex consists of the Fund, the Russell Investments Strategic Credit Fund (“RISCF”), a registered closed-end fund operating as an “interval fund,” Russell Investment Company (“RIC”), a registered investment company which has 30 mutual funds, Russell Investment Funds (“RIF”), a registered investment company which has nine mutual funds, and the Russell Investments Exchange Traded Funds (“RIETF”), which has eight exchange traded funds. Each of the Trustees is a trustee of the Fund, RISCF, RIC, RIF and RIETF. The first table provides information for the Interested Trustee. The second table provides information for the Independent Trustees. The third table provides information for the officers.

Each Trustee possesses the following specific attributes: Ms. Cahoon has had experience as the senior financial executive of other investment companies and their investment adviser and distributor, as well as a certified public accountant who previously provided audit services in the financial sector at a multi-national accounting firm; Mr. Day has had experience as an executive-level leader in corporate finance and accounting, as a member of the boards of other companies and non-profit organizations, and as a certified public accountant; Ms. Ledoux has had investment experience as a portfolio manager and has had experience as a member of the board of trustees of other investment companies; Mr. May has had business, financial services, accounting and investment management experience as a senior executive and board member of financial services, investment management and other organizations, as well as experience as a board member of other investment companies and as a certified public accountant; Ms. Needham has had experience in executive management roles with other financial services institutions and has had experience as a member of the board of trustees of other investment companies and has been determined by the Board to be an “audit committee financial expert”; Ms. Shanahan has had financial, risk management, governance and compliance experience in highly regulated industries as a senior executive at large financial institutions, and as a member of the board of a non-profit organization; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Mr. Barback has had experience as a senior executive of other financial services companies with responsibility for investment, financial, and operational matters affecting asset managers and related service providers. As a senior officer of an affiliate of the Advisor, Mr. Barback is in a position to provide the Board with such entity’s perspectives on the management, operations and distribution of the Fund.

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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE

Vernon Barback# Born 1956 401 Union Street, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2024 • Trustee since 2024	• Until successor is chosen and qualified by Trustees • Until successor is duly elected and qualified	• President and CEO, RIC, RIF, RIETF, RISCF and the Fund • Vice Chairman, Russell Investments • From 2022 to 2024, Chief Operating Officer, Russell Investments • From 2021 to 2022, Chief Administrative Officer, Russell Investments • From 2019 to 2021, Vice Chairman, Russell Investments	49	None

*

Each Trustee shall retire from service on the Board of Trustees at the end of the calendar year in which the Trustee reaches 75 years of age. However, at the discretion of the Board, a one-year waiver may be granted from the application of the policy, which will allow the Trustee to continue to serve on the Board for an additional one-year period following the end of the calendar year in which the Trustee reaches 75 years of age. A maximum of five one-year waivers may be granted by the Board to the Trustee.

#	Mr. Barback is Vice Chairman of an affiliate of the Advisor and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES

Michelle L. Cahoon Born 1966 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024 • Vice Chairman since 2026	• Until successor is duly elected and qualified • Approved Annually	• Retired • Trustee, Fairway Private Equity & Venture Capital Opportunities Fund (investment company)	49	• Trustee, Fairway Private Equity & Venture Capital Opportunities Fund (investment company)

Michael Day Born 1957 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024	• Until successor is duly elected and qualified	• From 2019 to 2023, President and Chief Executive Officer, Topa Insurance Group (insurance company)	49

•  From 2016 to 2023, Director, Topa Insurance Group (insurance company)

•  From 2020 to 2022, Director, Puppet, Inc. (information technology company)

•  Director, Somos, Inc., and, since 2024, Simulint, Inc. (information technology companies)

Julie Dien Ledoux Born 1969 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024 • Chairman since 2026	• Until successor is duly elected and qualified • Approved Annually	• Retired	49	None

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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

INDEPENDENT TRUSTEES

Jeremy May Born 1970 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024 • Chairman of the Nominating and Governance Committee since 2025	• Until successor is duly elected and qualified	• Founder and Chief Executive Officer, Paralel Technologies LLC (information technology company) • Until 2024, Director, TFIN.AI LLC (financial services company) • Until March 2021, Chief Operating Officer of Magnifi LLC (information technology company)	49

•  Trustee, New Age Alpha Funds Trust and New Age Alpha Variable Funds Trust (investment companies)

•  Trustee, Bow River Capital Evergreen Fund (investment company)

•  Until 2024, Director, TFIN.AI LLC (financial services company)

•  Until 2022, Trustee, New Age Alpha Trust

•  Until 2021, Trustee, Reaves Utility Income Fund

•  Until 2021, Trustee, ALPS Series Trust

Ellen M. Needham Born 1967 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024 • Chairman of the Audit Committee since 2026	• Until successor is duly elected and qualified • Until successor is duly elected and qualified	• Retired • Until 2023, Senior Managing Director, State Street Global Advisors; Chairman, SSGA Funds Management, Inc.; President and Director, SSGA Funds Management, Inc.; and Director, State Street Global Advisors Funds Distributors, LLC (financial services companies)	49

•  Trustee, GoldenTree Opportunistic Credit Fund (investment company)

•  Trustee, The 2023 ETF Series Trust (investment company)

•  Until 2025, Trustee, The 2023 ETF Series Trust II

•  Until 2023, Trustee of numerous State Street-sponsored investment companies

•  Until 2023, Director, State Street Variable Insurance Series Funds, Inc.

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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

INDEPENDENT TRUSTEES

Jeannie Shanahan Born 1964 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024 • Chairman of the Regulatory and Investment Compliance Committee since 2023	• Until successor is duly elected and qualified • Until successor is duly elected and qualified	• Retired • Until 2021, President, Twin Star Consulting, LLC (consulting company)	49	• Until 2021, Director, Ellie Fund, Inc. (non-profit)

Raymond P. Tennison, Jr. Born 1955 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024	• Until successor is duly elected and qualified	• Retired	49	None

Jack R. Thompson Born 1949 401 Union Street, 18th Floor Seattle, WA 98101	• Trustee since 2024	• Until successor is duly elected and qualified	• Retired	49	None

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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years

OFFICERS

Vernon Barback Born 1956 401 Union Street, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2024	• Until successor is chosen and qualified by Trustees

•  President and CEO, the Fund, RISCF, RIC, RIF and RIETF

•  Vice Chairman, Russell Investments

•  From 2022 to 2024, Chief Operating Officer, Russell Investments

•  From 2021 to 2022, Chief Administrative Officer, Russell Investments

•  From 2019 to 2021, Vice Chairman, Russell Investments

Cheryl Wichers Born 1966 401 Union Street, 18th Floor Seattle, WA 98101	• Chief Compliance Officer since 2024	• Until removed by Independent Trustees

•  Chief Compliance Officer, the Fund, RISCF, RIC, RIF and RIETF

•  Chief Compliance Officer, RIFIS and RIFUS

•  Broker Dealer Chief Compliance Officer, Russell Investments Implementation Services, LLC

•  Until June 2026, Chief Compliance Officer, Venerable Variable Insurance Trust

Ross Erickson Born 1970 401 Union Street, 18th Floor Seattle, WA 98101	• Treasurer, Chief Accounting Officer and Chief Financial Officer since 2025	• Until successor is chosen and qualified by Trustees

•  Director, Head of North American Fund Operations, Russell Investments

•  Treasurer/CAO/CFO, the Fund, RISCF, RIC, RIF and RIETF

•  Until June 2026, Treasurer, Venerable Variable Insurance Trust

•  Principal Executive Officer, Russell Investments Trust Company; President, Russell Investments Fund Management, LLC; Director, RIFIS/RIFUS

•  Until June 2025, Assistant Treasurer, RIC, RIF, RIETF, RISCF and the Fund

•  Until March 2022, Director, Fund Administration

Kate El-Hillow Born 1974 401 Union Street, 18th Floor Seattle, WA 98101	• Chief Investment Officer since 2024	• Until removed by Trustees

•  Chief Investment Officer and President, Russell Investments

•  Chief Investment Officer, the Fund, RISCF, RIC, RIF and RIETF

•  President, RIM

•  Until 2021, Deputy Chief Investment Officer, Senior Portfolio Manager, Head of Strategy Selection and Head of Portfolio Management & Risk, Goldman Sachs

Mary Beth Albaneze Born 1969 401 Union Street, 18th Floor Seattle, WA 98101	• Secretary and Chief Legal Officer since 2024	• Until successor is chosen and qualified by Trustees	• Associate General Counsel, Russell Investments • Secretary, RIM, RIFUS and RIFIS • Secretary and Chief Legal Officer, the Fund, RISCF, RIC, RIF and RIETF • Secretary, U.S. One, LLC

TRUSTEE COMPENSATION TABLE

ESTIMATED FOR THE FISCAL YEAR ENDED MARCH 31, 2027

	AGGREGATE COMPENSATION FROM FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND AND RUSSELL INVESTMENTS FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEE
Vernon Barback	N/A	N/A	N/A	N/A
INDEPENDENT TRUSTEES
Michelle L. Cahoon	$72	$0	$0	$337,000
Michael Day	$64	$0	$0	$297,000
Julie Dien Ledoux	$86	$0	$0	$397,000
Jeremy May	$66	$0	$0	$309,000
Ellen M. Needham	$67	$0	$0	$312,000
Jeannie Shanahan	$67	$0	$0	$312,000
Raymond P. Tennison, Jr.	$63	$0	$0	$297,000
Jack R. Thompson	$63	$0	$0	$297,000

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EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES

AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2025

	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL INVESTMENTS FUND COMPLEX
INTERESTED TRUSTEE
Vernon Barback	None	Over $100,000
INDEPENDENT TRUSTEES
Michelle L. Cahoon	None	Over $100,000
Michael Day	None	Over $100,000
Julie Dien Ledoux	None	Over $100,000
Jeremy May	None	Over $100,000
Ellen M. Needham	None	$50,001-$100,000
Jeannie Shanahan	None	Over $100,000
Raymond P. Tennison, Jr.	None	Over $100,000
Jack R. Thompson	None	Over $100,000

As of November 6, 2026, all Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding Shares of the Fund.

Indemnification of Trustees and Officers

The governing documents of the Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Trustees and officers for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Trustee or officer in good faith on behalf of the Fund, except that the Trustees and officers shall be liable for any such loss, damage or claim incurred by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties to the Fund with respect to such acts or omissions. Indemnification provisions contained in the Fund’s governing documents are subject to any limitations imposed by applicable law.

Portfolio Management

RIIA Portfolio Managers

The Fund’s portfolio managers employed by the Advisor or its affiliates oversee the Fund’s asset allocations and have primary responsibility for the management of the Fund (the “RIIA Portfolio Managers”). The RIIA Portfolio Managers are compensated by the Advisor or its affiliates with salaries, annual incentive awards (paid in cash and/or awarded as part of an equity incentive plan) and profit-sharing contributions. Salaries are fixed annually and are driven by the marketplace. Although compensation is not directly affected by an increase in fund assets, the RIIA Portfolio Managers are responsible for aiding in client retention and assisting in the growth of the Advisor’s assets under management.

Annual incentive awards for the RIIA Portfolio Managers of the Fund are assessed by senior management based on the following:

•

Qualitative measures, such as a RIIA Portfolio Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of the Advisor’s investment process. RIIA Portfolio Managers are evaluated on the performance of the total portfolio and all related decisions, including, for example, investment activities and risk management.

•	Quantitative metrics based on Fund performance.

RIIA Portfolio Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by the Managing Director, Head of Alternative Investments (the “MD”). The Advisor’s compensation committee approves salaries and annual incentive awards after the MD’s recommendations have been reviewed by the Chief Investment Officer.

The equity incentive plan provides key professionals with shares and/or options, the values of which are tied to the financial performance of the Advisor and its affiliates (collectively, “Russell Investments”). Awards under the equity incentive plan are based on the expected future contribution to the success of Russell Investments and vest over a number of years. Based on Russell Investments’ Board of Directors’ approval, the shares may also be eligible for dividend payments. The market value of the equity incentive plan is reviewed and approved annually by Russell Investments’ Board of Directors.

RIIA Portfolio Managers earning over a specified amount of total cash compensation (salary plus annual incentive awards) are eligible to participate in the Deferred Compensation Plan. The Deferred Compensation Plan allows the RIIA Portfolio Manager to voluntarily elect to defer receipt of a portion of his/her cash compensation for a given year. Deferred amounts are placed at the RIIA Portfolio Manager’s discretion in either a retirement or scheduled withdrawal account with distributions made accordingly.

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For the profit-sharing plan, contributions by Russell Investments will be made at the discretion of Russell Investments’ Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell Investments’ profitability warrants a discretionary contribution will be solely within Russell Investments’ Board of Directors’ discretion and not based on a static formula. Russell Investments matches employee contributions to the profit sharing plan up to 5% of eligible base pay.

EQUITY SECURITIES BENEFICIALLY OWNED BY

RIIA PORTFOLIO MANAGERS IN THE FUND

AS OF NOVEMBER 6, 2026

RIIA PORTFOLIO MANAGERS OF THE FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Michael Steingold	$0
Patrick Nikodem	$0

RIIA Portfolio Managers typically manage multiple portfolios. These portfolios may include mutual funds, exchange-traded funds, interval funds, separate accounts, unregistered funds and commingled trusts. The Advisor’s investment process, which may include proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIIA Portfolio Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and, where applicable, selecting underlying funds to fulfill those needs. Specifically, RIIA Portfolio Managers make underlying fund selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that for funds of funds, RIIA Portfolio Managers utilize the Advisor’s proprietary capital markets research and portfolio strategy analysis to assist in determining the underlying funds in which to invest, in each case to meet the unique investment needs of the various funds they manage.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

AND ASSETS UNDER MANAGEMENT IN THE ACCOUNTS

AS OF SEPTEMBER 30, 2026

Portfolio Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Michael Steingold	None	None	5	$243.9	None	None	$243.9
Patrick Nikodem	5	$3,345.8	11	$2,354.5	None	None	$5,700.3

As of September 30, 2026, one of the Pooled Investment Vehicles reported in the above table for Patrick Nikodem has an advisory fee that is based on the performance of the account and $243.9 million in assets under management with respect to such advisory fee. None of the other above Other Accounts Managed by the Portfolio Managers has an advisory fee based on the performance of the account.

Partners Group (USA) Portfolio Managers

The Fund’s portfolio managers employed by Partners Group (USA) or its affiliates are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team-based performance. Key professionals, including the Fund’s portfolio managers employed by Partners Group (USA) or its affiliates, are additionally compensated through equity participation in Partners Group Holding AG. Partners Group (USA) is a wholly-owned subsidiary of Partners Group Holding AG, a listed company with major ownership by its employees. The ownership structure is designed to motivate and retain employees. This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity units or options depending upon the extent of ownership interest.

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EQUITY SECURITIES BENEFICIALLY OWNED BY

PARTNERS GROUP (USA) PORTFOLIO MANAGERS IN THE FUND

AS OF NOVEMBER 6, 2026

PARTNERS GROUP (USA) PORTFOLIO MANAGERS OF THE FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Robert M. Collins	$0
Andre Burba	$0
Robin Shelley	$0
Thomas Stein	$0
Adam Howarth	$0
Ron Lamontagne	$0
Sujit John	$0
Anthony Shontz	$0

OTHER ACCOUNTS MANAGED BY PARTNERS GROUP (USA) PORTFOLIO MANAGERS

AND ASSETS UNDER MANAGEMENT IN THE ACCOUNTS

AS OF MARCH 31, 2026

Partners Group (USA) Portfolio Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Robert M. Collins	5	$16,200	17	$5,200	46	$7,400	$28,800
Andre Burba	5	$16,200	17	$5,200	46	$7,400	$28,800
Robin Shelley	5	$16,200	17	$5,200	46	$7,400	$28,800
Thomas Stein	5	$16,200	17	$5,200	46	$7,400	$28,800
Adam Howarth	5	$16,200	17	$5,200	46	$7,400	$28,800
Ron Lamontagne	5	$16,200	17	$5,200	46	$7,400	$28,800
Sujit John	5	$16,200	17	$5,200	46	$7,400	$28,800
Anthony Shontz	5	$16,200	17	$5,200	46	$7,400	$28,800

As of March 31, 2026, each of the Registered Investment Companies, Pooled Investment Vehicles and Other Types of Accounts reported in the above table has an advisory fee that is based on the performance of the account, with such advisory fee applicable to the total assets under management reported above for each Portfolio Manager.

Proxy Voting Policies and Procedures

Advisor

The Advisor is primarily responsible for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Fund that have not been allocated to the Sub-Advisor may be invested. The Advisor has established an Active Ownership Committee (“Committee”) and has adopted written Proxy Voting Policies and Procedures and an Engagement Policy (together, the “P&P”) and written proxy voting guidelines (“Guidelines”). The Advisor has also hired a third-party service provider to serve as proxy administrator (“Proxy Administrator”), which may provide the Advisor with research, analysis and/or recommendations relating to proxy voting. The Proxy Administrator utilizes an automated platform that collects and documents the Advisor’s voting decisions and interfaces directly with the tabulator of each proxy vote to help ensure timely and accurate votes on the matters being voted. The automated platform is not a substitute for the Advisor’s judgment or discretion; the Advisor (whether acting directly or through the Committee) retains final authority with respect to proxy voting and maintains records of all votes cast and other relevant information as may be required by applicable law or regulation.

The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of the Fund and to enable the Committee to receive timely notice of and resolve any material conflicts of interest between the Fund on the one hand, and the Advisor or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Proxy Administrator responsibility for performing research and making proxy voting recommendations to the Advisor. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.

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The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. The Advisor, through the Committee, constructs the Guidelines based on its assessment of each matter covered by the Guidelines. This assessment may take into account or adopt pertinent third-party research, including research provided by the Proxy Administrator. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Proxy Administrator is obligated to vote all proxies as set forth in the Guidelines.

Matters that are not covered in the Guidelines or that the Committee determines to be more appropriately examined on a case-by-case basis are voted by the Committee. Regardless of whether a matter is voted pursuant to the Guidelines or by the Committee, the Advisor, through the Committee, exercises its proxy voting authority in the best interests of the Fund based on its analysis of relevant facts and circumstances; pertinent internal and third party research; reasonably available subsequent information; applicable law and regulation; as well as certain best practices.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge, at https://connect.rightprospectus.com/russellinvestments?Site=IF and on the SEC’s website at http://www.sec.gov. The Guidelines are available, without charge, at https://russellinvestments.com.

The Fund may receive notices or proxies from Underlying Private Funds. To the extent that the Fund does receive such notices or proxies and the Fund has voting interests in such Underlying Private Funds, the responsibility for decisions regarding such proxy voting has been delegated to the Advisor. The Advisor will vote such proxies in accordance with Russell Investments’ policies and procedures for Corporate Actions for Private Fund Investments (“Corporate Action Policies and Procedures”). Under the Corporate Action Policies and Procedures, the RIIA Portfolio Managers evaluate the corporate action proposal with the goal of achieving the best outcome for the Fund. The RIIA Portfolio Managers evaluate each proposed corporate action on a case-by-case basis by reviewing the documentation provided by the Underlying Private Fund describing the corporate action proposal and, when applicable, discussing with the relevant Russell Investments’ private markets manager research analyst(s) or the general partner of the Underlying Private Fund.

Sub-Advisor

The Sub-Advisor is responsible for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Fund allocated to the Sub-Advisor may be invested. The Sub-Advisor is responsible for voting all such securities in accordance with the Sub-Advisor’s Proxy Voting Policy. A copy of the Sub-Advisor’s Proxy Voting Policy is attached as Appendix A.

Codes of Ethics

The Fund, the Advisor, the Sub-Advisor and the Distributor each has adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of the Fund and the Fund’s Shareholders. The codes of ethics are designed to prevent affiliated persons of the Fund, the Advisor, the Sub-Advisor and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by the Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public.

VALUATION OF FUND SHARES

The net asset value per share of each class of Shares is calculated separately for each Fund class on each business day on which Shares are offered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value per share is computed for each class of Shares of the Fund by dividing the current value of the Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding and rounding to the nearest cent. Information regarding the Fund’s current net asset value per Share is available at https://russellinvestments.com. For additional information regarding the calculation of Fund net asset value, please see the section titled “NET ASSET VALUE” in the Prospectus.

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The Fund’s or Underlying Funds’ portfolio securities may actively trade on foreign exchanges which may trade on Saturdays and on days that the Fund does not offer Shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund Shares when the Shareholder is not able to purchase Fund Shares. Further, because foreign securities markets may close prior to the time the Fund determines its net asset values, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Fund calculates its net asset values may not be reflected in the calculations of net asset value unless the Advisor (with the assistance of the Fund’s administrator) determines that a particular event would materially affect the net asset value.

VALUATION OF PORTFOLIO SECURITIES

The Board has designated the Advisor as the Fund’s valuation designee for purposes of Rule 2a-5 under the 1940 Act. The Fund’s portfolio securities will be valued in accordance with the Advisor’s Securities Valuation and Pricing Sources/Services Policies & Procedures (the “Valuation Procedures”).

Market quotations will not be readily available for most of the Fund’s investments. The Valuation Procedures establish a method for determining the fair value of portfolio instruments for which market quotations are not readily available or for which available quotations are considered unreliable, which for the Fund include the Underlying Private Funds and Co-Investments. The Advisor’s valuation of the Underlying Private Funds, Co-Investments, and any other assets held by the Fund that may require fair valuation under the Valuation Procedures is performed in accordance with Topic 820 — Fair Value Measurements and Disclosures.

The valuation approach for the Co-Investments held by the Fund may vary by security/instrument but may include discounted cash flow analysis, comparable public market valuations and comparable transaction valuations, among others. The Advisor expects that the Co-Investment Providers will provide the Fund with certain reporting and information that the Advisor intends to utilize to assist the Advisor with valuing the investments sourced by the Co-Investment Provider. The Advisor expects that this reporting and information may include quarterly or monthly NAVs for special purpose vehicles that hold the Co-Investments. In determining the daily fair values of the Co-Investments, the Advisor will rely in part on these Co-Investment Provider-reported NAVs, which an independent third-party pricing service engaged by the Fund (the “Pricing Service”) will adjust between reporting dates based on observable market movements and other observable proxies. If a NAV is not provided by a Co-Investment Provider for a given measurement date, the Advisor will fair value the Co-Investment based on information provided by the Co-Investment Provider and/or Pricing Service and based on the relevant facts and circumstances as a part of the Advisor’s daily fair value determination, in each case in accordance with the Valuation Procedures. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities, nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Valuation information could also be inaccurate due to fraudulent activity, misvaluation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

The Advisor will generally value Underlying Private Funds based on the most recent NAV per unit or capital account information available from the Fund Managers of Underlying Private Funds selected by RIIA and from the Sub-Advisor for the PG-Selected Private Funds, adjusted on a daily basis by the Pricing Service based on market movement of observable proxies. The Sub-Advisor will generally provide fair value recommendations to the Advisor based on valuations provided by the PG-Selected Private Fund Managers for the PG-Selected Private Funds, which valuations may also be based on fair valuation procedures. The Advisor expects that Fund Managers and the Sub-Advisor will provide quarterly or monthly valuations to the Advisor and that such valuations will have a lag of approximately 45 to 120 days or more between the date for which the Fund Manager or PG-Selected Private Fund Manager values the Underlying Private Fund’s holdings and the date on which the Advisor receives the report from the Fund Managers or the Sub-Advisor, as applicable. Further, the valuations of the Fund Managers and PG-Selected Private Fund Managers are subject to adjustment or revision.

Although such valuations are provided to the Advisor on a quarterly or monthly basis, the Fund will provide valuations, and will issue Shares, on a daily basis. A large percentage of the securities in which the Underlying Private Funds invest will not have a readily ascertainable market price and will be fair valued by the Fund Manager or the PG-Selected Private Fund Manager. In this regard, a Fund Manager or PG-Selected Private Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Fund Manager’s or PG-Selected Private Fund Manager’s compensation or its ability to raise additional funds. Generally, Fund Managers and PG-Selected Private Fund Managers value investments at their market price if market quotations are readily available. In the absence of observable market prices, Fund Managers and PG-Selected Private Fund Managers value investments using their valuation methodologies. Neither the Fund, the Advisor nor the Sub-Advisor has oversight or control over the implementation of the Fund Managers’ and PG-Selected Private Fund Managers’ valuation processes. Neither the Board nor the Advisor nor the Sub-Advisor will be able to confirm independently the accuracy of valuation information or reports provided by Fund Managers or the PG-Selected Private Fund Managers (which are generally unaudited). The net asset value reported to the Advisor by the Fund Manager or PG-Selected Private Fund Manager may not represent the price that would be realized in a transaction between market participants on the measurement date, and the Advisor’s further adjustment, if any, of such reported values pursuant to its facts and circumstances determination as a part of the Advisor’s daily fair value determination may not fully capture any such difference.

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In determining fair value, the Valuation Procedures require the consideration of all relevant information reasonably available at the time the Advisor values the Fund’s portfolio. The Advisor will consider such information and may conclude in certain circumstances that the information provided by a Fund Manager or the Sub-Advisor does not represent the fair value of a particular Underlying Private Fund held by the Fund. In accordance with the Valuation Procedures, the Advisor will consider, as part of its daily fair value determination based on the relevant facts and circumstances, whether it is appropriate to adjust the reported value to reflect a premium or discount to such NAV or to value such interests based on a NAV reported or expected to be reported by the relevant Fund Manager. Any discount or premium, as applicable, to the Underlying Private Fund’s most recently reported NAV implied in the acquisition price will be taken into account in the Advisor’s daily fair valuation determination for the Secondary Investment and may affect the Fund’s NAV accordingly. To the extent that the Advisor subsequently remeasures the Secondary Investment under its fair valuation process, any implied discount or premium may be effectively adjusted, although there can be no assurance that such discount will be reversed or that any such mark will be realized on the ultimate disposition of the investment.

The Advisor or its affiliates intend to engage a valuation specialist to support the Advisor in its fair valuation of the Fund’s Private Infrastructure Investments and any other assets held by the Fund that may require fair valuation under the Fund’s Valuation Procedures. The Sub-Advisor or its affiliates may also engage valuation specialists to support the Sub-Advisor in its fair value recommendations. The cost of such valuation specialists will be paid by the Fund.

There will generally be no liquid markets for the Fund’s Underlying Private Funds or other Private Infrastructure Investments, and the availability of information about investments may vary. Consequently, there are inherent difficulties in determining fair value that cannot be eliminated. Determination of fair value is based on the best information available in the circumstances and may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. The actual realized returns on the Fund’s Underlying Private Funds and other Private Infrastructure Investments will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which the valuations are based.

Where deemed appropriate by the Advisor and consistent with the 1940 Act, investments may be valued at cost. Cost will be used only where cost is determined to best approximate the fair value of the particular security under consideration.

With respect to securities or other instruments held by the Fund that are not Private Infrastructure Investments, the Advisor will generally value such assets as described below. With respect to any portion of the Fund’s assets invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. With respect to other Fund assets that are not Private Infrastructure Investments or other assets that require fair valuation, ordinarily the Advisor values each portfolio instrument based on prices provided by pricing sources and services or brokers (when permitted by the market value procedures). Equity securities (including exchange traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Listed options, if any, are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price. Swaps, if any, may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker depending on the type of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid. Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price the Fund would receive if it sold the instrument.

If market quotations are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair valuation procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded.

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The fair valuation procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Advisor believes reflects fair value. The use of fair value pricing by the Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.

The fair valuation procedures are intended to assure that the Fund’s net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which the instruments may trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of the net asset values for the Fund when the Fund deems that the particular event or circumstance would materially affect the Fund’s net asset value.

The Fund may invest in foreign listed securities and therefore may use fair value pricing for its listed securities more often (typically daily) than a fund that does not invest in foreign securities since “significant” events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities.

Examples of significant events that generally trigger fair value pricing of the securities or other instruments held by the Fund that may not otherwise use fair value pricing are: any market movement of the U.S. securities market (defined in the fair value procedures as the movement of a single major U.S. index); a company development such as a material business development; a natural disaster, a public health emergency affecting one or more countries in the global economy (including an emergency which results in the closure of financial markets) or other emergency situation; or an armed conflict. Because foreign securities can trade on non-business days, the net asset value of the Fund’s portfolio that includes foreign securities may change on days when Shareholders are not able to purchase Fund Shares.

As a result of investments by the Fund or other investment vehicles accessed by the Fund, if any, in foreign securities or other instruments denominated in currencies other than the U.S. dollar, the NAV of the Fund’s Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of these instruments denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and an investor is not able to purchase Shares.

To the extent the Fund invests in low rated debt securities, the Advisor is likely to use fair value pricing more often than a fund that does not invest in such securities since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities.

The Advisor or its affiliates, and the Sub-Advisor or its affiliates, act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Advisor or its affiliates, or by the Sub-Advisor or its affiliates, for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Management Fee and Administration Fee, are accrued on a daily basis and taken into account for the purpose of determining the Fund’s NAV on a Determination Date.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments of the Advisor, Sub-Advisor, Fund Managers or PG-Selected Private Fund Managers regarding appropriate valuations should prove incorrect.

BROKERAGE ALLOCATIONS AND BROKERAGE COMMISSIONS

The selection of a broker or dealer to execute portfolio transactions for the portion of the Fund’s assets that are not allocated to the Sub-Advisor is made by the Advisor. The Fund’s arrangements with the Advisor provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the depth of market in a security or breadth of market access, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, the Advisor is not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Fund’s Board-approved policies and procedures.

Equity transactions that the Advisor effects for the Fund are executed through Russell Investments Implementation Services, LLC (“RIIS”), a registered broker and an affiliate of the Advisor. RIIS may also execute foreign currency transactions (“FX Transactions”) on an agency basis on behalf of the Fund. RIIS may charge the Fund an agency fee for effecting FX Transactions. This presents a conflict of interest because RIIS generates revenue from executing equity transactions and FX Transactions for the Fund, which is a financial incentive for the Advisor to favor the ongoing selection of RIIS for execution of the Fund’s equity transactions and FX Transactions. To oversee its use of RIIS to execute equity transactions and FX Transactions for the Fund, the Advisor reviews third party trade execution quality reports and RIIS’ commission rates relative to commission rates for comparable services. RIIS uses a multi-venue trade approach whereby RIIS trades through its network of independent venues, including third-party brokers for clearing and settlement services, to which RIIS pays a portion of its commission.

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The Sub-Advisor may effect portfolio transactions for the segment of the Fund’s portfolio assigned to the Sub-Advisor with a broker-dealer affiliated with the Fund, the Sub-Advisor or RIIA (including RIIS). The Sub-Advisor may effect transactions for the segment of the Fund’s portfolio assigned to the Sub-Advisor with a broker-dealer for the purposes of generating research services for the Sub-Advisor’s use. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to the Sub-Advisor may benefit the Fund and may also benefit other fund accounts managed by the Sub-Advisor or its affiliates. To the extent the Sub-Advisor uses Fund trading to obtain research services for its use, the Sub-Advisor may only do so if, including the value of the research services, the Fund will receive best execution. RIIA does not effect trades to obtain research services.

CONFLICTS OF INTEREST

The Advisor

The Advisor or its affiliates provide or may provide investment advisory and other services to various clients. The Advisor and certain of its investment professionals and other principals may also carry on investment activities for their own accounts, for the accounts of family members and for other non-client accounts (collectively, with the client accounts advised by the Advisor and its affiliates, “Advisor Other Accounts”). The Fund has no interest in these activities. The Advisor and its affiliates may receive compensation in connection with such activities. The Advisor and the investment professionals who, on behalf of the Advisor, will manage the Fund’s investment portfolio may be engaged in activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Advisor Other Accounts. There also may be circumstances under which the Advisor or its affiliates will cause one or more Advisor Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Advisor will commit the Fund’s assets. There also may be circumstances under which the Advisor or its affiliates will make investments for Advisor Other Accounts in which the Advisor does not invest on behalf of the Fund, or vice versa.

Investment opportunities are made available to the Fund and other clients of the Advisor or its affiliates where the investment is within the parameters of the applicable strategy. Further, investment opportunities may arise where there is more demand from the Fund and other clients of the Advisor or its affiliates for a particular investment opportunity than supply. The 1940 Act imposes significant limits on co-investments with affiliates of the Fund. The Advisor and the Fund have received exemptive relief from the SEC that permits the Fund to, among other things, co-invest with certain other persons, including certain of the Advisor’s affiliates and certain funds managed and controlled by the Advisor or its affiliates, subject to certain terms and conditions (the “Order”). The Order contains certain conditions that limit or restrict the Fund’s ability to participate in such transactions, including, without limitation, in the event that the available capacity with respect to a portfolio investment is less than the aggregate recommended allocations to the Fund and the other funds. In such cases, the Fund may participate in such investment to a lesser extent or, under certain circumstances, may not participate in such investment.

The Advisor or its affiliates also may compensate, from their own resources, third-party securities dealers, other industry professionals and any affiliates thereof (“financial intermediaries”) in connection with the distribution of Shares in the Fund or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall NAV of the Fund, or a fee determined in some other method by negotiation between the Advisor or its affiliates and such financial intermediaries. Financial intermediaries may also charge investors, at the financial intermediaries’ discretion, a placement fee based on the purchase price of Shares purchased by the investor. As a result of the various payments that financial intermediaries may receive from investors and the Advisor or its affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

Engagement with financial intermediaries may present certain conflicts of interest with respect to the Fund. For example, the Fund, the Advisor or its affiliates, the Sub-Advisor or its affiliates, Underlying Funds or portfolio companies or investment vehicles managed or sponsored by the Advisor, Sub-Advisor or Fund Managers may purchase securities or other assets directly or indirectly from or enter into financial or other transactions with a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund or an Underlying Fund. Such entities may compete with the Fund or the Underlying Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in an Underlying Fund or a portfolio company may do so on terms that are more favorable than those of the Fund.

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Financial intermediaries that act as selling agents for the Fund also may act as distributor for an Underlying Fund in which the Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the placement fees described above. Financial intermediaries may pay all or a portion of the fees paid to them to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund. Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Shareholder’s objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefor in connection with transactions in which such third parties have interests which may conflict with those of the Fund or an Underlying Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund, an Underlying Fund or a portfolio company. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund, an Underlying Fund or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender. A financial intermediary is expected to provide certain such services to the Fund in connection with the Fund obtaining a credit facility, if any such facility is obtained.

In addition, issuers of securities held by the Fund or Underlying Funds may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund or Underlying Funds and may have an effect on the value of the positions held by the Fund or may result in a financial intermediary having an interest in the issuer adverse to the Fund or Underlying Funds. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund or Underlying Funds have an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund or an Underlying Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund or Underlying Fund, including with respect to fees and the right to receive information.

The Fund may invest in Underlying Private Funds that are managed by the Primary Co-Investment Provider. The Primary Co-Investment Provider’s economic, non-voting interest in RIIA may create an incentive for RIM to favor the Primary Co-Investment Provider, and Underlying Private Funds or Co-Investments that are managed or sponsored by the Primary Co-Investment Provider and benefit the Primary Co-Investment Provider. In addition, because the Primary Co-Investment Provider may receive management fees, carried interest, incentive allocations or other compensation from Underlying Private Funds and/or Co-Investments, both the Primary Co-Investment Provider and RIM may have an incentive to cause the Fund to invest in those Underlying Private Funds and Co-Investments, and to increase their assets under management in such Underlying Private Funds and Co-Investments.

The Fund may compete for limited Co-Investment opportunities with funds managed by the Primary Co-Investment Provider, funds or accounts managed by RIM, and funds or accounts managed by the Sub-Advisor and other affiliated or unaffiliated clients. Those funds and accounts may have different fee structures, investment mandates, liquidity terms and relationships with their managers. The Primary Co-Investment Provider, the Advisor and the Sub-Advisor could therefore have an incentive to allocate a more attractive or capacity-constrained opportunity to a fund or account from which it receives greater compensation than it receives from the Fund.

The Primary Co-Investment Provider may make an investment in RIIA, for which the Primary Co-Investment Provider will receive a non-voting equity interest in RIIA, to support the launch of the Fund. This may create actual or potential conflicts of interest. Although the Primary Co-Investment Provider will not invest directly in the Fund and will not receive Fund shares, the Primary Co-Investment Provider will have an economic interest in RIIA’s financial performance, including the fees and other revenues that RIIA may receive in connection with serving as the Fund’s investment adviser. The Primary Co-Investment Provider therefore may have an incentive to provide Co-Investment opportunities that could increase the Fund’s assets and advisory fees or other economic benefits to RIIA, rather than Co-Investment opportunities that may not have these benefits to RIIA but may be more beneficial to the Fund.

The Primary Co-Investment Provider’s relationship with RIIA may also create conflicts concerning the allocation of investment opportunities, investment capacity, transaction timing, investment terms, valuation and the provision of services to the Fund and other accounts managed or advised by RIIA or its affiliates. The Primary Co-Investment Provider may have interests in other investment vehicles or accounts that compete with the Fund for investment opportunities or invest in the same or similar assets as the Fund.

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The Primary Co-Investment Provider may also have an incentive to provide information regarding Co-Investment opportunities involving companies, projects or assets with which the Primary Co-Investment Provider or its affiliates have an existing or prospective business, investment or other relationship. The Primary Co-Investment Provider may benefit from the Fund’s investment in such Co-Investments by enhancing its reputation, facilitating business relationships, generating future business opportunities or otherwise advancing its commercial interests. The Fund is not obligated to pursue any opportunity identified by the Primary Co-Investment Provider, and RIIA will independently evaluate all investment opportunities in accordance with the Fund’s investment objective, strategies, policies and procedures.

The Primary Co-Investment Provider’s non-voting equity interest in RIIA may limit its ability to direct the day-to-day management of RIIA, but it may nevertheless receive economic benefits from RIIA’s operations and may possess rights under the governing agreements relating to its investment. The nature and extent of any such rights, including information, consent, transfer, redemption or other rights, could affect the relationship between the Primary Co-Investment Provider and RIIA and create additional conflicts of interest.

These conflicts may also cause RIIA to pursue opportunities for the Fund that also benefit the Primary Co-Investment Provider or its affiliates, may limit the Fund’s ability to pursue certain opportunities, or may result in investment and business decisions that differ from those that might have been made absent the Primary Co-Investment Provider’s investment in RIIA.

The Sub-Advisor may provide initial seed capital, through a direct investment in the Fund, to support the launch of the Fund. The Sub-Advisor may continue making investments in the Fund after the initial launch of the Fund. The Sub-Advisor’s provision of seed capital may create a conflict of interest for RIIA in selecting, appointing, retaining or allocating investment responsibilities to the Sub-Advisor. RIIA may have an incentive to select or continue to use the Sub-Advisor, rather than another sub-adviser, because of the Sub-Advisor’s investment in the Fund, even if another sub-adviser might otherwise be viewed as offering more favorable services, terms or investment capabilities. RIIA will evaluate and oversee the Sub-Advisor in accordance with its fiduciary duties and applicable law. Nevertheless, these arrangements may influence, or appear to influence, RIIA’s decisions regarding the Sub-Advisor.

The Sub-Advisor

The Sub-Advisor or its affiliates provide or may provide investment advisory and other services to various clients. The Sub-Advisor and certain of its investment professionals and other principals may also carry on investment activities for their own accounts, for the accounts of family members and for other non-client accounts (collectively, with the client accounts advised by the Sub-Advisor and its affiliates, “Sub-Advisor Other Accounts”). The Fund has no interest in these activities. The Sub-Advisor and its affiliates may receive compensation in connection with such activities. The Sub-Advisor and the investment professionals who, on behalf of the Sub-Advisor, will manage the Fund’s investment portfolio may be engaged in activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Sub-Advisor Other Accounts. There also may be circumstances under which the Sub-Advisor or its affiliates will cause one or more Sub-Advisor Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Sub-Advisor will commit the Fund’s assets. There also may be circumstances under which the Sub-Advisor or its affiliates will make investments for Sub-Advisor Other Accounts in which the Sub-Advisor does not invest on behalf of the Fund, or vice versa.

Relationship Between the Fund and Partners Group

Partners Group (USA) and its affiliates (collectively, “Partners Group”) engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of Partners Group and Partners Group managed or advised accounts conflict with the interests of the Fund. Partners Group (USA) and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, fees, investment objectives, strategies and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. Partners Group (USA) has been granted exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by Partners Group (USA) or certain of its affiliates, subject to certain conditions (the “Partners Group Order”). A copy of the Fund’s application for exemptive relief, including all of the conditions, and the related Partners Group Order are available on the SEC’s website at http://www.sec.gov. In addition, Partners Group (USA), its affiliates and their respective clients may themselves invest in securities that would be appropriate for the Fund or the Underlying Funds and may compete with the Fund or Underlying Funds for investment opportunities.

Although Partners Group (USA) and its affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of Partners Group (USA) or its affiliates will be appropriate for the Fund or will be referred to the Fund. Partners Group (USA) and its affiliates are not obligated to refer any investment opportunity to the Fund.

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Expenses incurred with respect to the Fund’s investments are generally allocated among the Fund and Partners Group (USA)’s and its affiliates’ other clients participating in such investments. With respect to each Fund investment in which any co-investor of Partners Group (USA) or its affiliates co-invests with one or more funds (including the Fund) or separate accounts managed by Partners Group (USA) or its affiliates, investment expenses or indemnification obligations related to such investments are generally borne by such funds (including the Fund) or separate accounts and such co-investor(s) in proportion to the capital committed by each to such investment.

Broken deal expenses are generally allocated entirely to Partners Group Priority Programs (including the Fund) that would have been allocated the relevant potential, but ultimately unconsummated, investment and not to any PG Excess Capacity Investor allocated to such proposed investment. Partners Group Priority Programs typically have priority allocation rights to investments whilst PG Excess Capacity Investors have no such rights but typically participate to enable a transaction considered beneficial for the Partners Group Priority Programs (including the Fund) participating therein as such Partners Group Priority Programs’ collective appetite alone is typically insufficient to consummate such transactions. Accordingly, amongst such Partners Group Priority Programs (including the Fund), each shall bear the entire amount of broken deal expenses incurred, in proportion to the capital they would have committed to the contemplated unconsummated investment, except for certain initial stage broken deal expenses which may be allocated to Partners Group Priority Programs (including the Fund) (and not to PG Excess Capacity Investors) based on such funds’ and accounts’ investment objectives rather than a planned allocation to an investment.

Notwithstanding the above, Partners Group (USA) or its affiliates may enter into separate arrangements with clients and co-investors in connection with the payment of investment-related expenses (including broken deal expenses); such arrangements shall not disadvantage any discretionarily managed funds or separate accounts managed by Partners Group (USA) or its affiliates.

Subject to the terms of its Sub-Advisory Agreement, from time to time Partners Group (USA) will be required to decide whether certain fees, costs and expenses should be borne by Partners Group (USA), the Fund, an Underlying Investment, other investing entities and/or a third party (each, an “Allocable Party”) and if so, how such fees costs and expenses should be allocated among the relevant Allocable Parties. Certain fees, costs and expenses may be the obligation of one particular Allocable Party and may be borne by such Allocable Party, or fees, costs and expenses may be allocated among multiple Allocable Parties. Partners Group (USA) allocates fees, costs and expenses in accordance with the Fund’s governing documents, including its Sub-Advisory Agreement. To the extent not addressed in the governing documents of the Fund or otherwise prohibited to be charged to the Fund under the Partners Group Order or applicable law, Partners Group (USA) will make allocation determinations among Allocable Parties in a fair and reasonable manner using its good faith judgment, notwithstanding its interest (if any) in the allocation (which such methodologies may include pro rata allocation based on the respective capital commitments of the Fund, pro rata allocation based on the respective investment opportunity (or anticipated investment) of an Allocable Party in an Underlying Investment, relative benefit received by an Allocable Party, or such other equitable method as determined by Partners Group (USA) in its sole discretion). Partners Group (USA) will make any corrective allocations and take any mitigating steps if it determines in its sole discretion that such corrections are necessary or advisable. Notwithstanding the foregoing, the portion of an expense allocated to the Fund for a particular service may not reflect the relative benefit derived by the Fund from that service in any particular instance and the Fund will bear more or less of a particular expense based on the methodology used. There may be occasions when one Allocable Party (the “Payor Allocable Party”) pays an expense common to multiple Allocable Parties (the “Allocated Parties”) (e.g., legal expenses for a transaction in which multiple Partners Group Priority Programs and/or other co-investors participate). On such occasions, consistent with applicable law and the Partners Group Order, and as may be permitted under the Sub-Advisory Agreement, each Allocated Party will reimburse the Payor Allocable Party for its share of such expense, which may be without interest, promptly after the payment is made by the Payor Allocable Party.

Partners Group Vehicles.

The Sub-Advisor manages a number of Partners Group vehicles that have investment objectives similar to each other and expects that it, its affiliates or their personnel will in the future establish one or more additional Partners Group vehicles with investment objectives substantially similar to, or different from and potentially conflicting with, those of the Fund. The Sub-Advisor or its affiliates may give advice or take actions with respect to the investments of one or more Partners Group vehicles that may not be given or taken with respect to other clients with similar investment programs, objectives or strategies. As a result, Partners Group vehicles with similar strategies may not hold the same securities or achieve the same performance. In addition, the Fund generally may not be able to invest through the same investment vehicles, have access to similar credit or utilize similar investment strategies as another client. These differences may result in variations with respect to valuation, price, leverage and associated costs of a particular investment opportunity.

The Sub-Advisor may consider, and reject, an investment opportunity on behalf of the Fund, and the Sub-Advisor or an affiliate may subsequently determine to have another client, or a client of an affiliate, make an investment in the same investment opportunity. A conflict of interest arises because another Partners Group vehicle may, in such circumstances, benefit from the initial evaluation, investigation and due diligence undertaken by the Sub-Advisor on behalf of the Fund in considering the investment. In such circumstances, the benefiting Partners Group vehicle or vehicles will not be required to reimburse the Fund for expenses incurred in connection with researching such potential investment.

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In addition, the Sub-Advisor receives and generates various kinds of investment data and other information, including information related to or created in connection with financial, industry, market and business operations; trends; budgets; customers; suppliers; competitors; sustainability and other metrics; financial, commercial and transactional information; user data; cost data; and related data or information, some of which is sometimes referred to as “big data.” This information may, in certain instances, include confidential and/or sensitive information received or generated in connection with efforts on behalf of a Partners Group vehicle’s investment or prospective investment. As a result, the Sub-Advisor may be better able to anticipate macroeconomic and other trends and financial opportunities, enhance and improve operations of investments, develop investment strategies or identify specific investment or business opportunities. The Sub-Advisor also intends to utilize such data to identify new investment opportunities for Partners Group vehicles. Information from an investment owned by the Fund may enable the Sub-Advisor to better understand a particular industry and develop and execute investment strategies in reliance on that understanding for the Sub-Advisor and other Partners Group vehicles that do not own an interest in such investment, without compensation or benefit to the Fund or its investment. Further, data is expected to be aggregated across Partners Group vehicles and their respective investments, and the Sub-Advisor or its affiliates are expected to serve as the repository for such data, including with ownership, use and distribution rights therein. The Sub-Advisor may also share data from an investment of one Partners Group vehicle with a portfolio entity of another client, which may increase a competitive disadvantage for, and indirectly harm, such investment. Investments may incur incremental expenses in collecting and organizing information requested or required to be furnished to the Sub-Advisor, which expenses are indirectly borne by the Partners Group vehicles. The Sub-Advisor may in the future use this information in a manner that may provide a material benefit to the Sub-Advisor, its affiliates or certain other clients without compensating or otherwise benefiting the Fund or other clients from which such information was obtained. In addition, the Sub-Advisor may have an incentive to pursue investments based on the data and information expected to be received or generated. Furthermore, except for (a) contractual obligations to third parties to maintain the confidentiality of certain information or otherwise limit the scope and purpose of its use or distribution, (b) policies, practices and procedures designed to ensure the confidentiality of trade secrets and (c) compliance with applicable data privacy laws, laws prohibiting insider trading, anti-competition laws and laws protecting national security interests, the Sub-Advisor is generally free to use data and information from a Partners Group vehicle’s activities in its sole discretion for the benefit of the Sub-Advisor, its affiliates and their respective clients. The sharing and use of “big data” and other information present potential conflicts of interest, and any benefits received by Partners Group personnel will not reduce the fees paid by the Fund or otherwise be shared with investors. The Sub-Advisor may in the future utilize such information to benefit the Sub-Advisor, its affiliates and/or certain Partners Group vehicles.

Secondary Transactions

The Fund may engage in investment transactions on the secondary market. In some instances, the purchase and/or sale of certain assets may present conflicts of interest and Partners Group (USA) may consummate the transaction on behalf of the Fund, notwithstanding such conflicts of interest, if it determines the consummation of such transaction is in the best interests of the Fund. For instance, to the extent permitted by law, the Fund may engage in transactions which include: (i) buying or selling assets to or from funds in which other Partners Group (USA) clients are invested, (ii) buying or selling assets to or from funds in which Partners Group (USA), the Fund, and/or their respective affiliates are invested, (iii) buying or selling interests in funds or Underlying Investments with respect to which Partners Group (USA), the Fund and/or their respective affiliates act as a lender or service provider and/or (iv) buying or selling assets to or from persons with interests in other Partners Group (USA) clients, the Fund or their respective affiliates. Actual or potential conflicts of interest may arise in any of these scenarios, which may include, but are not limited to, the valuation methodologies used, the manner in which price discovery is sought, or the pricing, structure and/or governance of such transactions, and there is no guarantee that Partners Group (USA) will be able to exclude specific assets from such transactions. Partners Group (USA) may take steps to mitigate such conflicts of interest, including but not limited to, deciding not to pursue the investment opportunity on behalf of the Fund, but there is no guarantee that Partners Group (USA) will be successful in eliminating any such conflicts of interest, and performance of the Fund may be adversely impacted as a result.

Mergers or Acquisitions

Partners Group may face conflicts of interest and risks in connection with any merger or acquisition which could result in unexpected write-downs, reputational damage or financial loss for Partners Group or Partners Group clients, including the Fund. Partners Group’s acquisition of or merger with a target company may create conflicts related to: (i) the engagement of certain service providers, (ii) the allocation of investment opportunities between the clients of Partners Group and a target company, (iii) the management of Underlying Investments where both Partners Group and a target company are currently invested, or in which Partners Group and a target company have interests in different portions of the capital stack of one or more Underlying Investments, and (iv) the valuations or valuation methodologies utilized by Partners Group and a target company for similar Underlying Investments or investment strategies; and such acquisition or merger may affect existing agreements or relationships with custodians, brokers, accountants, or other service providers.

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Allocation of Partners Group (USA)’s and its Affiliates’ Time and Dependence on Key Personnel

The Fund relies on Partners Group (USA) to implement the investment strategy with respect to the assets allocated to Partners Group (USA). The ability of Partners Group (USA) to implement such investment strategy currently depends on the personnel of Partners Group and there can be no assurance that the same directors and/or personnel will remain employed with Partners Group or otherwise continue to be able to carry on their current duties throughout the term of the Fund. Under Partners Group’s integrated approach to investment management, deal generation, execution and monitoring, professionals typically contribute to more than one business line. Partners Group (USA) and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to the Fund. For example, Partners Group (USA) and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of Partners Group (USA). These activities could be viewed as creating a conflict of interest in that the time and effort of Partners Group (USA), its affiliates and each of their officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of other advisees of Partners Group (USA) and its affiliates. Partners Group (USA) and its employees will devote only as much of their time to the Fund’s business as Partners Group (USA) and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, Partners Group (USA), its employees and certain affiliates may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to the Fund.

Compensation Arrangements

Partners Group (USA) has a conflict of interest between its responsibility to act in the best interests of the Fund, on the one hand, and any benefit, monetary or otherwise, that results to it or its affiliates from the conduct of its investment advisory activities in respect of the Fund, on the other hand. Partners Group (USA) will receive fees in return for its services, and these fees could influence the advice provided by Partners Group (USA). For example, Partners Group (USA) may be incentivized not to recommend a permanent write down or write off or not to dispose of an investment that has poor prospects for improvement in order to receive ongoing fees in respect of such investment.

The Sub-Advisory Fee payable by the Advisor to Partners Group (USA), out of the Management Fee, may create a conflict of interest. The Sub-Advisory Fee is paid only on Partners Group (USA) Compensated Assets, which exclude assets representing investment opportunities where there is excess capacity allocation that is offered to the Fund as a Co-Investment opportunity by Partners Group (USA) or its affiliates in accordance with the allocation policies of Partners Group and its affiliates, as amended from time to time (“Partners Group (USA) Excess Capacity Allocations”). Because the Advisor only pays the Sub-Advisory Fee on Partners Group (USA) Compensated Assets and does not pay any fee to Partners Group (USA) on the Partners Group (USA) Excess Capacity Allocations, Partners Group (USA) may have an incentive to allocate Fund assets to investment opportunities that are included in Partners Group (USA) Compensated Assets in place of investment opportunities that are included in Partners Group (USA) Excess Capacity Allocations that might otherwise be more attractive.

Reduced Rates for Employees

Subject to applicable law and the conditions of Partners Group (USA)’s co-investment exemptive relief, Partners Group offers reduced fee rates to knowledgeable employees as defined in Rule 3c-5 under the 1940 Act or “qualified purchasers” as defined in Section 2(a)(51) of the 1940 Act and the rules and regulations promulgated thereunder who wish to invest in investment vehicles alongside investors; Partners Group does not offer employee-only investment vehicles, but employees may establish separate accounts advised by an affiliate of Partners Group (USA). Additionally, Partners Group employees may receive discounts from portfolio companies of investment vehicles when such discounts are approved by Partners Group. Partners Group also offers reduced fee rates to eligible operating directors and certain senior employees of portfolio companies.

Subject to Partners Group (USA)’s policies and procedures and only where permissible by applicable law, certain specified senior employees or partners of Partners Group are permitted to co-invest alongside other clients subject to certain parameters outlined in the policies and procedures governing the scope of such co-investments, including that: (i) prior to any co-investment by a Partners Group senior employee or partner, Partners Group clients have fully satisfied their demand for the applicable investment and (ii) any relevant employees that are also members of an investment committee are not involved, directly or indirectly, in allocation decisions with respect to transactions in which they or their client mandate may invest or their associated exits (if not pro rata across all Partners Group invested vehicles). Additionally, all investments made in accordance with the policies and procedures summarized in this paragraph by Partners Group employees or partners who are designated as “Access Persons” under Partners Group (USA)’s code of ethics must have all of their private investments preapproved by Partners Group (USA)’s chief compliance officer, or his or her designee, in accordance with Partners Group (USA)’s code of ethics.

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Conflicts of Interest Generally

If any matter arises that Partners Group (USA) determines in its good faith judgment constitutes an actual conflict of interest, Partners Group (USA) will take such actions as it determines in good faith may be necessary or appropriate to ameliorate the conflict (and upon taking such actions, Partners Group (USA) will be relieved of any liability for such conflict to the fullest extent permitted by law and shall be deemed to have satisfied applicable fiduciary duties related thereto to the fullest extent permitted by law). These actions include, by way of example and without limitation, (i) disposing of the investment or refraining from making the investment giving rise to the conflict of interest; (ii) appointing an independent fiduciary to act with respect to the matter giving rise to the conflict of interest; (iii) in connection with a matter giving rise to a conflict of interest with respect to an investment, consulting with the Board regarding the conflict of interest and/or obtaining a waiver or consent from the Board of the conflict of interest or acting in a manner, or pursuant to standards or procedures, approved by or disclosed to the Board with respect to such conflict of interest; (iv) disclosing the conflict to the shareholders; (v) implementing certain policies and procedures designed to ameliorate such conflict of interest or (vi) remaining passive and/or electing not to be the lead investor of a tranche of securities (even though the Fund may hold the largest stake in the applicable tranche of securities). There can be no assurance that Partners Group (USA) will identify or resolve all conflicts of interest in a manner that is favorable to the Fund. By acquiring shares in the Fund, each shareholder will be deemed to have acknowledged and consented to the existence or resolution of any such actual, apparent or potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest. For the avoidance of doubt, in some cases after evaluating such conflict or potential conflict, Partners Group (USA) may determine that no action is required, or that taking action may be adverse to the interests of the Fund or the Partners Group platform.

Competition Among the Accounts Managed by Partners Group

Partners Group is actively engaged in advisory and management services for other investment vehicles and other persons or entities, including Partners Group proprietary and seed programs (collectively, “PG Accounts”). Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. Partners Group expects to sponsor or manage additional collective investment vehicles and managed accounts in the future. Partners Group may employ the same or different investment strategies for other PG Accounts. Investment opportunities that may potentially be appropriate for the Fund are generally expected to also be appropriate for other PG Accounts, and such PG Accounts will compete with the Fund for positions and may compensate Partners Group better than the Fund. Investments which are within the investment objective of the Fund may be allocated to other PG Accounts and there is no assurance that the Fund will be allocated those investments it wishes to pursue. In addition, shareholders should note that certain other PG Accounts are expected to use ranging degrees of leverage, often on different terms with different counterparties, be subject to different fee structures and/or liquidity terms and focus on different investments than the Fund. Investments of such other PG Accounts and the Fund may not be parallel for such and various other reasons, including different inflows and outflows of capital, variations in strategy, liquidity terms, governmental limitations on investment and other differences. The results of the investment activities of the portion of the Fund managed by Partners Group (USA) may differ significantly from the results achieved by the other PG Accounts that implement the same or a similar investment strategy as the Fund.

Under certain circumstances, the Fund may invest in connection with a transaction in which other PG Accounts have already invested or are expected to invest. Under other circumstances, the other PG Accounts may invest in an investment in which the Fund has already invested or is expected to invest as well as investing in the Fund itself. Where an investment is allocated among the Fund as well as one or more of the other PG Accounts, such investment opportunity is expected to be allocated based on one or more factors which may include each entity’s capital available for investment, available leverage, structure of the investment (including whether a delayed-draw investment, revolver or line of credit is part of, and/or cannot be separated from such investment), applicable concentration limits and investment guidelines and restrictions, investment objectives, investment strategies, whether the investment represents a follow-on investment for one or more of the entities, the nature and size of existing portfolio holdings, expected investment pipeline, size of the investment opportunity, portfolio cash positions, risk/return objectives (and availability or expected availability of leverage for certain investments to meet such investment objectives), liquidity constraints (including the applicable wind-down and ramp-up periods, remaining investment period and termination or redemption terms), round-lot position size, availability of credit facilities or counterparty relationships needed to effect the transaction, legal, tax, regulatory or other considerations and/or management of potential or actual conflicts of interest by Partners Group (USA). To the extent permitted by applicable law and the terms of the co-investment exemptive relief, the Fund may also partner with other entities in which the PG Accounts hold an investment or with which Partners Group has a significant business relationship.

To the extent permitted by applicable law and the terms of the co-investment exemptive relief issued to Partners Group (USA), where the Fund invests in the same issuer as another PG Account, the terms of the Fund’s investment, including the type of instrument purchased, may be different from the terms of the other PG Accounts’ investments or the type of instrument the other PG Accounts purchase. Other PG Accounts may be given certain governance or other rights or may be subject to terms and conditions that are more favorable than those applicable to the Fund. Conflicts could arise after the other PG Accounts, on the one hand, and the Fund, on the other hand, make investments in the same issuer with respect to the issuer’s strategy, growth and financing alternatives and with respect to the manner and timing of the Fund’s exit from the investment compared to the other PG Accounts’ exit. The other PG Accounts may make decisions that are more beneficial to themselves than to the Fund. Further, investments may benefit one or more of the other PG Accounts disproportionately to their benefit to the Fund. Conversely, the interests of one or more of the other PG Accounts in one or more investments may, in the future, be adverse to that of the Fund, and Partners Group (USA) may be incentivized not to undertake certain actions on behalf of the Fund in connection with such investments, including the exercise of certain rights the Fund may have, in view of the investment by the other PG Accounts in such investments.

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In addition, to the extent permitted by applicable law and the terms of the co-investment exemptive relief, the Fund and one or more other PG Accounts expect to invest, from time to time, in different instruments or classes of securities of the same issuer, including where the Fund and/or any other PG Account controls the majority of such instrument or class of securities. For example, the Fund may invest in the senior debt of an issuer where other PG Accounts hold, or subsequently invest in, subordinated debt of such issuer. As a result, one or more other PG Accounts may have different investment objectives or pursue or enforce rights with respect to a particular issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. For example, if the Fund holds debt of an issuer and another PG Account holds equity instruments of the same issuer, then if the issuer experiences financial or operational challenges, the Fund, which holds the debt, may seek a liquidation of the issuer, whereas the other PG Account, which holds the equity instruments, may prefer a reorganization of the issuer. In these circumstances, actions taken on behalf of the Fund may be adverse to the other PG Accounts, and vice versa, creating a conflict of interest for Partners Group (USA) and its affiliates. In addition, if another PG Account holds voting securities (for example, equity) of an issuer in which the Fund holds non-voting securities (for example, secured debt) of such issuer, Partners Group or Partners Group (USA), acting on behalf of such other PG Account may vote on certain matters in a manner that has an adverse effect on the positions held by the Fund (e.g., regarding whether a PG Account agrees to waive certain covenants or make certain amendments). Conversely, if the Fund holds voting securities of an issuer, Partners Group (USA)’s vote on behalf of the Fund on a matter may end up benefiting other PG Accounts and harming the Fund, especially with the benefit of hindsight (e.g., if the Fund agrees to certain covenants, waivers or amendments, but the issuer and the Fund’s investment in such issuer end up getting further impaired).

Courses of action that Partners Group (USA) and Partners Group may pursue to reduce the potential for adversity between the Fund and another PG Account include causing one or both clients to take certain actions that, in the absence of such conflict, it would not take, such as (i) remaining passive in a restructuring or similar situations (including electing not to vote or voting pro rata with other security holders), (ii) investing in the same or similar classes of securities as the other client in order to align their interests, (iii) divesting investments in whole or in part or (iv) appointing an unaffiliated third-party agent to act on behalf of either the Fund or such other PG Account. Any such step could have the effect of benefiting another PG Account or Partners Group or its affiliates and might not be in the best interests of or may be adverse to the Fund.

In enforcing its rights with respect to an investment, the Fund, along with other PG Accounts, may pursue or enforce rights with respect to a particular issuer, or Partners Group (USA) and/or Partners Group may pursue or enforce rights with respect to a particular issuer jointly on behalf of the Fund and other PG Accounts, even where the interests of such PG Account may diverge in one or more respects from those of the Fund.

The Fund may be negatively impacted by the activities by or on behalf of such other PG Account, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had a particular course of action with respect to the issuer of the securities not been pursued with respect to such other PG Account. In certain instances, personnel of Partners Group or its affiliates may obtain information about the issuer thereby limiting Partners Group (USA)’s ability to buy or sell securities of the issuer on behalf of the Fund. These conflicts are magnified with respect to issuers that undergo restructuring or become insolvent. It is possible that in connection with a restructuring, insolvency, bankruptcy or similar proceeding the Fund may be limited (by applicable law, courts or otherwise) in the positions or actions it may be permitted to take due to other interests held or actions or positions taken by other PG Accounts.

Positions taken by other PG Accounts may also dilute or otherwise negatively affect the values, prices or investment strategies associated with investments held by the Fund. For example, this may occur when investment decisions regarding the Fund are based on research or other information that is also used to support portfolio decisions for other PG Accounts. When another PG Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. In addition, other PG Accounts may have short positions in the same security or instrument or a different security or instrument in the same issuer as a security or instrument purchased by the Fund, which may present additional conflicts, particularly if the issuer experiences financial difficulties.

To the extent permitted by applicable law and the terms of the co-investment exemptive relief, the Fund may participate in a follow-on investment of other PG Accounts, where the Fund has not previously invested in the applicable Underlying Investment, and vice versa. Any such follow-on investment would present conflicts of interest, including in Partners Group (USA) or its affiliate’s negotiation of the terms of such follow-on investment, and raises the risk that the Fund’s capital may be used to support another PG Account’s existing investment.

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In addition, an investment that Partners Group or Partners Group (USA) determined was appropriate for other PG Accounts (including funds and accounts on Partners Group’s direct lending platform) when originally consummated may be refinanced, extended or otherwise modified in such a way that the investment is no longer consistent with the investment objectives of the other PG Account, but is consistent with the investment objective of the Fund. In this situation, to the extent permitted by applicable law and the terms of the co-investment exemptive relief granted to Partners Group (USA), the Fund may make an investment in the issuer and the proceeds of the Fund’s investment will be used by the issuer to repay the existing investment in such issuer of other PG Accounts and vice versa. For example, the Fund may seek to participate in recapitalizations or refinancings of portfolio companies in which the other PG Accounts have invested. In this situation, the new investment in which the Fund invests may have a lower interest rate or return, for example, due to changes in market conditions, improvements in the business of the issuer or other factors. In these circumstances, the other PG Accounts may exit the investment at the time the investment is recapitalized, extended or otherwise modified, and the Fund may participate in the investment going forward and vice versa. In these circumstances, the consent of the shareholders will not be required. As a result, conflicts of interest are generally expected to arise between the other PG Accounts’ exiting the investment and the Fund entering into the investment, including determinations of whether other PG Accounts’ investments are being redeemed from an investment with a negative outlook (and whether the Fund is supporting such exit with its investment), and whether the Fund is paying a higher or lower price than market value or transacting on terms that are more or less favorable than in other comparable transactions. Conversely, the Fund’s investment may be refinanced by another PG Account which may have the effect of shortening the duration of an attractive investment.

In addition, the Fund may agree to an amendment, extension, refinancing or similar transaction involving an existing investment, and such transaction may create an investment opportunity for other PG Accounts.

The Fund may be allocated a small part of an investment opportunity within the investment objective of the Fund when other PG Accounts are allocated a larger portion. The Fund may be prohibited (due to, for example, regulatory limitations) from pursuing certain investment opportunities and may find that its ability to participate in any particular opportunity may be substantially limited.

For the foregoing reasons, among others, Partners Group is expected to have a conflict of interest between acting in the best interests of the Fund and such other PG Account. Partners Group (USA) and Partners Group have developed policies and procedures that provide that they will allocate investment opportunities and make purchase and sale decisions among the Fund, Partners Group’s clients and Partners Group (USA)’s other clients in a manner that they consider, in their discretion and consistent with their fiduciary obligation to their clients, to be reasonable. In many cases, these policies may result in the pro rata allocation of limited opportunities across accounts, but in many other cases, the allocations may reflect numerous other factors based upon Partners Group (USA)’s and Partners Group’s good faith assessment of the best use of such limited opportunities relative to the objectives, limitations and requirements of each of its clients and applying a variety of factors, including those described herein. Partners Group (USA) and Partners Group seek to treat all clients reasonably in light of all factors relevant to managing an investment fund or account, and in some cases, it is possible that the application of the factors described herein may result in allocations in which certain investment funds or accounts may receive an allocation when other investment funds (including the Fund) or accounts do not. Similarly, Partners Group (USA) and Partners Group may cause the liquidation of certain positions for the Fund and their other clients in its discretion in accordance with the foregoing principles. Such allocations or liquidations may benefit another client instead of the Fund or may be detrimental to the Fund.

Diverse Membership; Relationships with Shareholders

The Fund’s shareholders may include various types of persons or entities organized in various jurisdictions, and different shareholders may have conflicting investment, tax and other interests in respect of their investment in the Fund. The conflicting interests of the Fund and of individual shareholders may relate to or arise from, among other things, the nature of investments made by the Fund, the structuring of the acquisition of the Fund’s investments, and the timing of disposition of investments, which may be more beneficial for the Fund or shareholders than for one or more of the other shareholders. Such structuring of the Fund’s investments and other factors may result in different returns being realized by different shareholders. As a consequence, conflicts of interest may arise in connection with decisions made by Partners Group (USA), including in respect of the nature or structuring of investments and the use of leverage that may be more beneficial for one shareholder than for another shareholder. In addition, one or more of the Fund, the Advisor, Partners Group (USA), and/or their respective affiliates may face certain tax risks based on positions taken by the Fund, its subsidiaries and/or a withholding agent, and the Advisor and Partners Group (USA) reserve the right on behalf of themselves and their respective affiliates to take positions adverse to the Fund and the shareholders, including with respect to withholding of amounts to cover actual or potential tax liabilities.

Valuation of Assets

Certain securities and other assets in which the Fund will directly or indirectly invest are not expected to have a readily ascertainable market value. Such securities and other assets will constitute a material portion of the Fund’s investments. Partners Group (USA) will provide valuation recommendations to the Advisor in accordance with its established valuation policies. In

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addition, when the Advisor or Partners Group (USA) determines that the market price does not fairly represent the value of an investment, Partners Group (USA) will provide valuation recommendations to the Advisor for such investment based on its assessment of fair value and the Advisor will determine a fair value for such investment as the Fund’s valuation designee. The Advisor and Partners Group (USA) have a conflict of interest in determining valuations and providing valuation recommendations, as avoiding writing down the value of assets or writing off assets that are not readily marketable or difficult to value may cause them to receive higher management fees.

Partners Group (USA) and its affiliates are engaged in advisory and management services for other PG Accounts. In connection with these activities, Partners Group (USA) or its affiliates are required to value assets, including in connection with managing or advising their proprietary and client accounts. In this regard, certain units within Partners Group may share information regarding valuation techniques and models or other information relevant to the valuation of a specific asset or category of assets, although they are under no obligation to engage in such information sharing. Partners Group (USA) will provide valuation recommendations to the Advisor for the Fund’s investments according to its established valuation policies, and may value an identical asset differently than other units within Partners Group (e.g., when an asset does not have a readily ascertainable market price).

Conflicts with Underlying Investments

In certain instances, Partners Group (USA) portfolio managers, officers and employees and/or Partners Group may serve as board members of certain Underlying Investments and, in that capacity, will be required to make decisions that they consider to be in the best interests of the Underlying Investments. In certain circumstances, such as in situations involving bankruptcy or near insolvency of an Underlying Investment, actions that may be in the best interests of the Underlying Investment may not be in the best interests of the Fund, and vice versa. Accordingly, in these situations, there may be conflicts of interest between an individual’s duties as a representative of Partners Group (USA) and/or Partners Group and such individual’s duties as a board member of the Underlying Investment. Such positions could also impair the ability of the Fund to sell the securities of an issuer in the event a director receives material non-public information by virtue of his or her role, which could have an adverse effect on the Fund. Additionally, Partners Group (USA) or its affiliates may enter into transactions with an Underlying Investment (for example, a property lease), which may create a conflict of interest. While it is generally expected that any such transaction would be on arm’s-length terms, it is possible that such company may pay higher fees or receive fewer benefits in the transaction than it would if the counterparty to the transaction were a third party.

Certain personnel of Partners Group have in the past or may from time to time in the future also be temporarily seconded to or otherwise engaged by certain Underlying Investments on either a full-time or a part-time basis to provide services to such Underlying Investments. In such instances, the Underlying Investments may pay such person’s directors’ fees, salaries, consultant fees, other cash compensation, stock options, other equity grants or other compensation and incentives and may reimburse Partners Group or such persons for any travel costs or other out-of-pocket expenses incurred in connection with the provision of their services. Partners Group may also advance compensation to seconded employees and be subsequently reimbursed by the applicable Underlying Investments. In certain instances, whether an individual who provides services to an Underlying Investment should be categorized as an operations support provider, an employee of Partners Group, a former employee of Partners Group or a seconded employee may not be clear. In such cases, Partners Group will make a determination in good faith based on an evaluation of the facts and circumstances.

Selection of Service Providers

Partners Group (USA)’s advisors and other service providers or their affiliates are expected to provide goods or services to, or have business, personal, financial or other relations with Partners Group, their affiliates, advisory clients and Underlying Investments. Such advisors and service providers may be investors in the Fund, sources of investment opportunities or co-investors or commercial counterparties or entities in which a PG Account has an investment. Additionally, certain employees of Partners Group or its affiliates may have family members or relatives employed by such advisors and service providers. These relationships may influence Partners Group (USA) in deciding whether to select or recommend such service providers to perform services for the Fund or Underlying Investments (the cost of which generally will be borne directly or indirectly by the Fund or such entities, as applicable). For example, affiliates of Partners Group (USA) have made debt investments in the Fund’s Administrator, which may incentivize Partners Group (USA) to cause the Administrator to perform, or to recommend to the Fund that the Administrator perform, additional services for the Fund (the cost of which would be borne by the Fund).

Business With and Among Certain Underlying Investments and Others

Given the collaborative nature of Partners Group’s business and certain of the companies that it selects as Underlying Investments, there are often situations where Partners Group (USA), its related personnel or its affiliates are in the position of recommending the services of such a company to another company that it has selected as an Underlying Investment or to clients managed by Partners Group or situations where Partners Group (USA), its related personnel or its affiliates are in the position of recommending their services to a company that it has selected as an Underlying Investment, which may involve fees,

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commissions, servicing payments and/or discounts to Partners Group (USA), an affiliate, and/or a company that is an Underlying Investment. Partners Group (USA) will generally have a conflict of interest in making such recommendations, in that Partners Group (USA) has an incentive to maintain goodwill between it and a company that it has selected as an existing Underlying Investment, or into which it is looking to make a prospective investment, while the products or services recommended may not necessarily be the best available to the applicable company. The benefits received by any company providing a service may be greater than those received by the Fund and its other Underlying Investments receiving the service.

Certain companies that are Underlying Investments have in the past, and may, from time to time in the future provide services to Partners Group (USA), its affiliates and current or prospective investors. This creates a conflict of interest, as Partners Group (USA) has an incentive to cause the company to favor itself, or those investors or prospective investors relative to other clients or customers of the Underlying Investments in terms of pricing or otherwise, which could adversely affect such company’s profitability to the Fund.

Current and former officers and executives of a company that is an Underlying Investment may invest in the Fund. While Partners Group (USA) believes this aligns such management teams with the best interests of the Fund, Partners Group (USA) and its affiliates may, in certain circumstances, be incentivized to take (or refrain from taking) certain actions with respect to a company that is an Underlying Investment in order to maintain the goodwill with such company’s management team.

In certain instances, a company that is an Underlying Investment may compete with, be a customer of, or be a service provider to, another company that may also be an Underlying Investment or the Fund. In providing advice to such company’s business, Partners Group may consider the interests of one company or the Fund and is not obligated to, and need not, take into consideration the interests of other companies or the Fund. As a result, a conflict of interest may arise in these instances because advice and recommendations provided by Partners Group to a company that is an Underlying Investment may have adverse consequences to a separate company that is also an Underlying Investment. The performance and operations of a competitor, customer or service provider company that is an Underlying Investment could conflict with, and adversely affect the performance and operations of, another company that is also an Underlying Investment or could adversely affect prices, business opportunities or potential acquisition opportunities. For instance, one company may seek to expand its market share at the expense of another company; withdraw business from another company in favor of a third company offering the same product or service at a lower price; increase its own prices, purchase assets from, or sell assets to, another company that is an Underlying Investment; commence litigation against another company that is an Underlying Investment; or prevent one company that is an Underlying Investment from commencing litigation against another company that is an Underlying Investment.

The Fund’s Underlying Investments may be counterparties or participants in agreements, transactions or other arrangements with portfolio companies of another Partners Group client that, although Partners Group (USA) determines to be consistent with the requirements of the Fund’s organizational documents, may not have otherwise been entered into but for the affiliation with Partners Group, and which may provide economic or other benefits to affiliates of Partners Group (USA). For example, Partners Group may cause Underlying Investments to enter into agreements regarding group procurement (which may depend on the volume of services purchased under these agreements and which may be pooled across multiple portfolio companies and discounted due to scale), benefits management, data management and/or mining, technology development, purchase of title and/or other insurance policy (which may be pooled across multiple portfolio companies and discounted to scale) and other similar operational initiatives that may result in fees, better pricing, rebates, servicing payments, commissions or similar payments and/or discounts being paid to Partners Group or a portfolio company, including related to a portion of the savings achieved by the portfolio company. While Partners Group may have a conflict of interest because its economic benefit may incentivize Partners Group to maintain such arrangements, Partners Group believes that such agreements benefit the Fund due to increased access to quality products and services at beneficial pricing. However, it should not be assumed that a company related to or otherwise affiliated with Partners Group will only take actions that are beneficial to, or not opposed to, the interests of the Fund and its Underlying Investments.

Partners Group has in the past and may, from time to time, hire part-time or full-time employees (including interns) who are relatives of, or are otherwise associated with an investor, Underlying Investment, former Underlying Investment, investment target, or service provider. Although Partners Group uses reasonable care to mitigate any potential conflicts of interest with respect to each particular situation, there is no guarantee Partners Group can control all such conflicts of interest, and there may be a continuing appearance of a conflict of interest (including, for instance, preferential hiring practices).

Procurement Platform

Partners Group may offer certain companies that are Underlying Investments the opportunity to enter into agreements regarding group procurement and/or vendor discounts. In certain cases, Partners Group may realize better pricing, terms or discounts as a result of the participation of these companies. Under these arrangements, one particular investor might benefit to a greater degree than the other participants in the arrangements, and the Partners Group fund(s) and/or client(s) that own an interest in such investment will receive a greater relative benefit from the arrangement than other Partners Group vehicles that do not own an interest in such investment. Moreover, Partners Group, its principals, members, directors, officers, employees or any of their respective affiliates may own interests in certain procurement vendors and there can be no assurances that such interests will not influence their conduct and decisions in selecting procurement vendors.

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Costs Associated with Insourcing and Outsourcing Certain Services with Respect to the Fund and Underlying Investments

Services required by the Fund may, for certain reasons including efficiency and economic considerations, be outsourced in whole or in part to third parties or licensed software, in each case in the discretion of Partners Group. In particular, Partners Group may, in each case subject to applicable law, outsource services to its affiliates or insource certain services that, in each case, could otherwise be performed by third parties. For the avoidance of doubt, these insourced services include services provided in lieu of or alongside (and/or to supplement, supervise, oversee or monitor) third-party service providers, such as third-party legal, compliance, accounting and administrative service providers. This can create a conflict of interest because Partners Group has an incentive to outsource services at the expense of the Fund to, among other things, leverage the use of Partners Group personnel. Outsourcing may not occur universally for all Partners Group vehicles, and, accordingly, certain costs may be incurred by the Fund for a third-party service provider that are not incurred for comparable services by other Partners Group vehicles. The decision by Partners Group to initially perform a service for the Fund in-house does not preclude a later decision to outsource such services (or any additional services) in whole or in part to a third-party service provider in the future, and Partners Group has no obligation to inform such Partners Group vehicles, including the Fund, of such a change. Such services may also supplement or be performed alongside services performed by Partners Group. Insourcing or outsourcing may give rise to conflicts of interest, in particular where the services are outsourced to affiliated service providers, when such services could potentially be provided by other third-party service providers.

Former Partners Group employees may also become employees, officers or directors of, or otherwise be engaged by, third-party service providers that provide services to Partners Group, the Fund and/or the Fund’s Underlying Investments. If a former Partners Group employee becomes an employee or consultant of a third party that also provides services to the Fund, such former Partners Group employee may be assigned by such third party to provide services to that account. In such instance, the cost of the third-party service provider attributable to the former Partners Group employee working on the Fund will be borne entirely by the Fund.

Partners Group, Partners Group personnel, the Fund and the Underlying Investments may, from time to time, engage common service providers. In certain circumstances, the service provider may charge varying rates or engage in different arrangements for services provided to Partners Group, Partners Group personnel, the Fund and/or Underlying Investments. As a result, Partners Group or Partners Group personnel may receive a more favorable rate on services provided to it by such a common service provider than the rates payable by the Fund and/or the Underlying Investment, or may receive a discount on services even though the Fund and/or the Underlying Investments receive a lesser, or no, discount. This creates a conflict of interest between Partners Group and Partners Group personnel, on the one hand, and the Fund and/or Underlying Investments, on the other hand, in determining whether to engage such service providers, including the possibility that Partners Group will favor the engagement or continued engagement of such persons if it, or Partners Group personnel, receives a benefit from such service providers, such as lower fees, that it would not receive absent the engagement of such service provider by the Fund and/or the Underlying Investments. The Fund and/or its Underlying Investments may not receive the benefit of any such favorable rate or discount provided to Partners Group or Partners Group personnel.

In addition, service providers often charge varying amounts or may have different fee arrangements for different types of services provided. For instance, fees for various types of work often depend on the complexity of the matter, the expertise required, and the time demands of the service provider. As a result, to the extent the services required by Partners Group differ from those required by the Fund and/or its Underlying Investments, Partners Group will pay different rates and fees than those paid by the Fund and/or its Underlying Investments.

Partners Group engages certain service providers (including law firms), and personnel of such service providers have in the past and may in the future be seconded to Partners Group on a temporary basis or serve in an internship capacity, pursuant to various arrangements including at cost or at no cost. Such personnel may provide, under certain circumstances, services in respect of multiple matters, including in respect of matters related to Partners Group and/or Underlying Investments and in any such circumstance, the benefits or costs of any such personnel may be allocated on a pro rata basis, or any other methodology that, in Partners Group (USA)’s sole discretion, would be fair and reasonable under the circumstances, to the Fund, taking into consideration the usage of such personnel. In such circumstances, a conflict of interest exists because Partners Group has an incentive to select one service provider over another on the basis that Partners Group may receive the benefit of seconded employees from such service provider, particularly where the compensation and expenses for such personnel during the secondment is borne by the service provider and not Partners Group.

Partners Group and the Fund will generally engage common legal counsel and other service providers in a particular transaction, including a transaction in which there may be conflicts of interest (e.g., cross transactions and other affiliated transactions). Members of the law firms engaged to represent the Fund may be investors in the Fund or other Partners Group vehicles and may also represent one or more Underlying Investments or investors in the Fund or other Partners Group vehicles. In the event of a significant dispute or divergence of interest between the Fund and Partners Group, the parties may engage separate counsel in the sole discretion of Partners Group, and in litigation and other circumstances, separate representation may be required.

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Other Potential Conflicts

Partners Group (USA) may cause the Fund to purchase, and/or bear premiums, fees, costs and expenses (including any expenses or fees of insurance brokers) for, insurance to insure the Fund, Partners Group and/or Partners Group personnel and their respective agents, representatives, and other indemnified parties against liability in connection with the activities of the Fund. This may include a portion of any premiums, fees, costs and expenses for one or more “umbrella” or other insurance policies maintained by Partners Group that cover the Fund and/or Partners Group (including Partners Group personnel and their respective agents, representatives and other indemnified parties). Partners Group (USA) will make judgments about the allocation of premiums, fees, costs and expenses for such “umbrella” or other insurance policies among the Fund, and/or Partners Group, on a fair and reasonable basis, and may make corrective allocations should it determine subsequently that such corrections are necessary or advisable. There can be no assurance that a different allocation would not result in the Fund bearing less (or more) premiums, fees, costs and expenses for insurance policies.

Partners Group and Partners Group personnel may receive certain intangible and/or other benefits and/or perquisites arising or resulting from their activities on behalf of the Fund, including benefits and other discounts provided by service providers. For example, airline travel or hotel stays incurred as Fund expenses may result in “miles” or “points” or credit in loyalty/status programs to Partners Group and/or Partners Group personnel, and such benefits, rewards and/or amounts (whether or not de minimis or difficult to value) will exclusively benefit Partners Group and/or such personnel even though the cost of the underlying service is being borne by the Fund and/or the Fund’s Underlying Investments. In addition, airline travel incurred as a Fund expense for Partners Group personnel travelling for appropriate Fund-related purposes (including, without limitation, travel related to an Underlying Investment, a prospective Underlying Investment or other Fund-related matter) may benefit such Partners Group personnel to the extent the trip also serves a personal purpose.

Participation in Investment Activities by Directors, Officers and Affiliates of Advisor or Sub-Advisor

Directors, principals, officers, employees and affiliates of the Advisor or Partners Group (USA) may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Underlying Fund in which the Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Advisor, or by the Advisor for the Advisor Other Accounts, or any of their respective affiliates on behalf of their own other accounts (“Advisor Accounts”) and by directors, principals, officers, employees and affiliates of the Sub-Advisor, or by the Sub-Advisor for the Sub-Advisor Other Accounts, or any of their respective affiliates on behalf of their own other accounts (“Sub-Advisor Accounts”) that are the same as, different from or made at a different time than, positions taken for the Fund or an Underlying Fund.

To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Advisor and Partners Group (USA) has adopted a code of ethics (collectively, the “Advisor and Sub-Advisor Codes of Ethics”) in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Advisor and Sub-Advisor Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

Other Matters

A Fund Manager may, from time to time, cause an Underlying Fund to effect certain principal transactions in securities with one or more Advisor Accounts or Sub-Advisor Accounts, subject to certain conditions. Future investment activities of the Fund Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Advisor and its affiliates, and the Sub-Advisor and its affiliates, will not purchase securities or other property from, or sell securities or other property to the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Advisor or Sub-Advisor, as applicable, determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Advisor, Sub-Advisor or their affiliates, and their principals, partners, members, directors, officers or employees, may give rise to conflicts of interest other than those described above.

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TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares. This discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under U.S. federal income tax laws, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that have made an election for U.S. federal income tax purposes to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not “United States Persons” (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or persons that have a functional currency (as defined in section 985 of the Code) other than the U.S. dollar. No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Prospective Shareholders and Shareholders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS OR CO-INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY UNDERLYING FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Qualification as a Regulated Investment Company; Tax Treatment

The Fund intends to elect to be treated and to qualify annually as a RIC under the Code. If the Fund so qualifies and distributes (or is deemed to have distributed) each taxable year to Shareholders dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Fund’s taxable year, the Fund will not be subject to U.S. federal corporate income taxes on any amounts it distributes as dividends for U.S. federal income tax purposes, including distributions (if any) derived from the Fund’s net capital gain (i.e., the excess of the net long-term capital gains over net short-term capital losses) to Shareholders. The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders each year.

In addition, amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must be considered to have distributed dividends for U.S. federal income tax purposes in respect of each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, (2) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally determined on the basis of the one-year period ending on October 31st of such calendar year, and adjusted for certain ordinary losses), and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund incurred no U.S. federal income tax. For U.S. federal income tax purposes, dividends declared by the Fund in October, November or December to Shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such Shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

In order to qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (all such income items, “qualifying gross income”); and (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code).

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For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund’s distributive share of items of income, gain and loss derived through any Underlying Funds or other Underlying Investments that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Underlying Funds or other Underlying Investments. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by such Underlying Funds or Underlying Investments.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, for the taxable year in which the RIC would have failed the gross income tests, absent the application of the above cure provision, the RIC would be subject to a tax equal to the amount by which the RIC’s non-qualifying gross income exceeds one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Additionally, a RIC that fails the asset diversification test as of the end of a quarter of a taxable year shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10 million (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter of a taxable year under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If before the end of any taxable quarter of the Fund’s taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure. However, the action typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the asset diversification discrepancy) may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Underlying Private Funds and certain other Underlying Investments. While the Code generally affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to do so may limit utilization of this statutory 30-day cure period and, possibly, the extended cure period provided by the Code as discussed above.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at the regular corporate rate without any deduction for distributions made to Shareholders. In addition, all distributions (including distributions of net capital gain) made to Shareholders subject to information reporting generally would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

Distributions

The Fund will ordinarily declare and pay distributions from its net investment income and distribute net realized capital gains, if any, at least once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund intends to declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by the Fund in the prior fiscal year. An additional distribution may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund. After the end of each calendar year, Shareholders will be provided a Form 1099, containing information regarding the amount and character of distributions received from the Fund during the calendar year.

If a Shareholder purchases shares before a distribution, the Shareholder will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is called “buying a dividend.” Unless the Shareholder’s account is a tax-deferred account, dividends paid to Shareholders would be included in gross income for tax purposes even though the Shareholder may not have participated in the increase of the net asset value of the Fund, regardless of whether the Shareholder reinvested the dividends. Distributions are taxable to Shareholders even if they are paid from income or gains earned by the Fund before the Shareholders’ investment in the Fund (and thus were included in the price paid for Fund shares). To avoid “buying a dividend,” Shareholders should check the Fund’s distribution dates before investing.

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Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on any dividends or other distributions that they receive from the Fund. Distributions from net investment income and net short-term capital gain generally will be characterized as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for Shareholders that are corporations, provided the Shareholder satisfied the applicable holding period and other requirements. Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income,” which is generally subject to tax at rates equivalent to long-term capital gain tax rates, by Shareholders that are individuals, provided the Shareholder satisfied the applicable holding period and other requirements. Distributions from net capital gain (typically referred to as a “capital gain dividend”) will be characterized as long-term capital gain, regardless of how long Shares have been held by the Shareholder and will not be eligible for the dividends-received deduction or treatment as “qualified dividend income.” However, if the Shareholder received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon a repurchase or otherwise upon a sale or exchange of the Shares will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions. Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) a Shareholder’s tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale of Shares, as discussed below. Similarly, as discussed below at “Income from Repurchases of Shares,” if a repurchase of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares repurchased. In such case, the tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be added to the tax basis of any remaining Shares held by the Shareholder.

The tax treatment of the Fund’s distributions from net investment income and capital gains generally will be the same whether the Shareholder takes such distributions in cash or reinvests them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be subject to tax at the regular corporate rate on the amount retained. In such case, the Fund may report the retained amount as undistributed capital gains to its Shareholders, and each Shareholder will be treated as if such Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

Certain distributions reported by the Fund as section 163(j) interest dividends may be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under section 163(j) of the Code. Such treatment by the Shareholder is generally subject to holding period requirements and other potential limitations. The amount that the Fund is eligible to report as a section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. The Fund may pass through to Shareholders the character of ordinary REIT dividends so as to allow non-corporate Shareholders to claim this deduction. There currently is no mechanism for the Fund that invests in MLPs to similarly pass through to non-corporate Shareholders the character of income derived from MLP investments. It is uncertain whether future legislation or other guidance will enable the Fund to pass through to non-corporate Shareholders the ability to claim this deduction with respect to income derived from MLP investments.

An additional 3.8% tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts to the extent such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases of Shares

A repurchase of Shares by the Fund generally will be treated as a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash is “substantially disproportionate” with respect to the Shareholder, results in a meaningful reduction in the Shareholder’s proportionate interest in the Fund or results in a “complete redemption” of the Shareholder’s Shares, in each case applying certain constructive ownership rules in the Code. Alternatively, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and the gross amount of such repurchase may constitute a dividend to the Shareholder to the extent of such Shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits.

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If the repurchase of a Shareholder’s Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased Shares were held by the Shareholder for one year or less.

Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased or transferred by the Fund are replaced (including through reinvestment of dividends) either with Shares or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Shares. If disallowed, the loss will be reflected as an upward adjustment to the basis of the Shares acquired. The deductibility of capital losses may be subject to statutory limitations.

If the repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares. In such a case, there is a risk that non-tendering Shareholders, and Shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund.

The tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be added to the tax basis of any remaining Shares held by the Shareholder.

The Fund must report to the IRS and furnish to Shareholders the cost basis information for Shares purchased and sold. If a Shareholder acquires and holds Shares directly with the Fund and not through a Financial Intermediary, the Fund will use the average cost basis method for all Shareholders, which means this is the method the Fund will use to determine which specific Shares are deemed to be sold and their cost basis when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s default method at the time of their purchase or upon sale of Shares. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting such information on their federal income tax returns. If a Shareholder acquires and holds Shares through a Financial Intermediary, they should contact their Financial Intermediary for information related to the applicable cost basis default methods, cost basis selection, and cost basis reporting. Shareholders should consult their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

A sale of Shares, other than in the context of a repurchase of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for “sale or exchange” treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2,000,000 or more for an individual Shareholder or $10,000,000 or more for a corporate Shareholder), the Shareholder must file with the IRS a disclosure statement on an IRS Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

Unless and until the Fund is considered under the Code to be a “publicly offered regulated investment company,” for purposes of computing the taxable income of U.S. Shareholders that are individuals, trusts or estates, (1) the Fund’s earnings will be computed without taking into account such U.S. Shareholders’ allocable shares of the Management Fee and certain other expenses, (2) each such U.S. Shareholder will be treated as having received or accrued a dividend from the Fund in the amount of such U.S. Shareholder’s allocable share of these fees and expenses for such taxable year, (3) each such U.S. Shareholder will be treated as having paid or incurred such U.S. Shareholder’s allocable share of these fees and expenses for the calendar year and (4) each such U.S. Shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. Miscellaneous itemized deductions generally are not deductible by a U.S. Shareholder that is an individual, trust or estate. In addition, if the Fund is not treated as a “publicly offered regulated investment company,” the Fund will be subject to limitations on the deductibility of certain “preferential dividends” that are distributed to U.S. stockholders on a non-pro-rata basis. A “publicly offered regulated investment company” is a RIC whose equity interests are (i) continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933), (ii) regularly traded on an established securities market, or (iii) held by at least 500 persons at all times during the taxable year.

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Fund Investments

The Fund will invest a portion of its assets in RICs. To qualify and remain eligible for the special tax treatment accorded to regulated investment companies and their shareholders under the Code, the RICs in which the Fund invests must meet certain source-of-income, asset diversification and annual distribution requirements. If a RIC in which the Fund invests fails to qualify as a regulated investment company, such RIC would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a RIC could substantially reduce the RIC’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment. Additionally, under certain circumstances, the failure of a RIC in which the Fund invests to qualify as a regulated investment company could impact the ability of the Fund to so qualify. The Fund will not be able to offset income or gains realized by one RIC in which the Fund invests against losses realized by another RIC in which the Fund invests. Sales of shares in a RIC could also result in a gain and/or income to the Fund. The Fund’s investment in RICs could therefore affect the amount, timing and character of distributions to Shareholders.

It is intended that the Fund will invest a portion of its assets in Underlying Funds or other Underlying Investments that may be classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) generally is not subject to an entity-level U.S. federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund and certain Underlying Funds (or other Underlying Investments that may be classified as partnerships for U.S. federal income tax purposes), including in circumstances where investments by the Underlying Funds (or such other Underlying Investments) generate income prior to a corresponding receipt of cash. In such case, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may not qualify for or maintain RIC tax treatment and thus may become subject to Fund-level income tax. Some of the income that the Fund may earn directly or indirectly through an Underlying Fund or other Underlying Investment, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. The Fund may have to dispose of interests in Underlying Funds (or other Underlying Investments) that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Underlying Funds (or certain such other Underlying Investments) earn income of a type that is not qualifying gross income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test.

To manage the risk that such income might jeopardize the Fund’s tax status as a RIC, the Fund may achieve its exposure to certain investments directly or indirectly through one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to Shareholders. The Fund may also bear organizational and operational expenses of such subsidiary entities.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS OR CO-INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF BOTH THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY UNDERLYING FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses. However, because the functional currency of the Fund for U.S. federal income tax purposes is the U.S. dollar, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) is generally characterized as ordinary income or loss in accordance with section 988 of the Code. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid would be generally characterized as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be characterized as ordinary income. Finally, all or a portion of any gain realized from engaging in “conversion transactions” (as defined in the Code to generally include certain transactions designed to convert ordinary income into capital gain) may be characterized as ordinary income.

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If the Fund uses debt financing, the Fund may be prevented by financial covenants contained in the Fund’s debt financing agreements from making distributions to Shareholders in certain circumstances. In addition, under the asset coverage requirements of the 1940 Act, the Fund is generally not permitted to make distributions to Shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Limits on the Fund’s distributions to Shareholders may prevent the Fund from satisfying the distribution requirements and, therefore, may jeopardize the Fund’s qualification for taxation as a RIC or subject the Fund to the excise tax. Moreover, the Fund’s ability to dispose of assets to meet the distribution requirements may be limited by (1) the illiquid nature of the Fund’s portfolio and/or (2) other requirements relating to the Fund’s qualification as a RIC, including the diversification requirements. If the Fund disposes of assets in order to meet the distribution requirements, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or the Shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the Fund is required to distribute and that is taxable to Shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given taxable year exceed the Fund’s investment company taxable income, the Fund may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions (“Section 1256 Contracts”) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 Contracts. In addition, any Section 1256 Contracts remaining unexercised both at October 31 of each calendar year as well as at the end of the Fund’s taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

While not a principal investment strategy of the Fund, the Fund may acquire certain foreign currency forward contracts, enter into certain foreign currency futures contracts, acquire put and call options on foreign currencies, or acquire or enter into similar foreign currency-related financial instruments. Generally, foreign currency regulated futures contracts and option contracts that qualify as Section 1256 Contracts will not be subject to ordinary income or loss treatment under Section 988 of the Code. However, if the Fund acquires or enters into any foreign currency futures contracts or options contracts that are not Section 1256 Contracts, or any foreign currency forward contracts or similar foreign currency-related financial instruments, any gain or loss realized by the Fund with respect to such contract or financial instruments generally will be characterized as ordinary gain or loss unless the contract or financial instrument in question is a capital asset in the hands of the Fund and is not part of a straddle transaction (as described below), and an election is made by the Fund (before the close of the day the transaction is entered into) to characterize the gain or loss attributable to such contract or financial instrument as capital gain or loss.

Offsetting positions held by the Fund, or the Underlying Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.” In addition, investments by the Fund in particular combinations of Underlying Funds may also be treated as a “straddle.” To the extent the straddle rules apply to positions established by the Fund, or the Underlying Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund, or the Underlying Funds, may constitute “mixed straddles.” One or more elections may be made in respect of the U.S. federal income tax treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly an Underlying Fund, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests (“appreciated financial position”), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Underlying Fund, enters into the Contract or acquires the underlying property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as

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a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund, or possibly an Underlying Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-through entities (including other RICs, REITs, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-through entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury and the IRS have the authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-through entities.

Passive Foreign Investment Companies and Controlled Foreign Corporations

The Fund may indirectly hold equity interests in non-U.S. Underlying Funds and/or non-U.S. portfolio companies that may be treated as “passive foreign investment companies” (each, a “PFIC”) under the Code. A PFIC is generally defined as a non-U.S. entity which is classified as a corporation for U.S. federal income tax purposes, and which earns at least 75% of its annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or which holds at least 50% of its total assets in assets producing such passive income. The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If an election is made to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in income each taxable year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund. The QEF election may not be able to be made with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, an election can be made to mark-to-market the shares of a PFIC held by the Fund at the end of the Fund’s taxable year (as well as on certain other dates prescribed in the Code). In this case, the Fund would recognize as ordinary income its share of any increase in the value of such PFIC shares, and as ordinary loss its share of any decrease in such value, to the extent such loss did not exceed its share of prior increases in income derived from such PFIC shares. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable taxable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).

Dividends paid by PFICs will not be treated as “qualified dividend income.” In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

If the Fund holds 10% or more (by vote or value) of the interests treated as equity for U.S. federal income tax purposes in a foreign entity classified as a corporation for U.S. federal income tax purposes and considered a controlled foreign corporation (“CFC”) under the Code, the Fund may be treated as receiving a deemed distribution (i.e., characterized as ordinary income) each taxable year from such foreign corporation in an amount equal to its pro rata share of such entity’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the entity makes an actual distribution during such taxable year. The Fund would be required to include the amount of a deemed distribution from a CFC when computing its investment company taxable income as well as in determining whether the Fund satisfies the distribution requirements applicable to RICs, even to the extent the amount of the Fund’s income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and the proceeds from any sales or other dispositions of CFC stock during the Fund’s taxable year. In general, a foreign entity classified as a corporation for U.S. federal income tax purposes will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a foreign entity classified as a corporation for U.S. federal income tax purposes.

Under Treasury regulations, certain income derived by the Fund from a CFC or a PFIC with respect to which the Fund has made a QEF election would generally constitute qualifying income under the gross income test for purposes of determining the Fund’s ability to be subject to tax as a RIC only to the extent the CFC or the PFIC makes current distributions of that income to the Fund or the included income is derived with respect to the Fund’s business of investing in stocks and securities. The Fund may be restricted in its ability to make QEF elections with respect to the Fund’s holdings in Underlying Funds and other issuers that could be treated as PFICs or implement certain restrictions with respect to any Underlying Funds or other issuers that could be treated as CFCs in order to limit the Fund’s tax liability or maximize the Fund’s after-tax return from these investments.

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State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, Shareholders and prospective Shareholders should consider the potential state and local tax consequences associated with an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders will generally be taxable in their state of residence with respect to their income or gains earned and distributed by the Fund as dividends for U.S. federal income tax purposes, or the amount of their investment in the Fund.

Foreign Taxes

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Information Reporting and Backup Withholding

Information returns will generally be filed with the IRS in connection with distributions made by the Fund to Shareholders unless Shareholders establish they are exempt from such information reporting (e.g., by properly establishing that they are classified as corporations for U.S. federal tax purposes). Additionally, the Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers, generally on an IRS Form W-9, or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but they may be required to demonstrate their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder’s federal income tax liability if the appropriate information is provided to the IRS.

U.S. Federally Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by its U.S. federally tax-exempt Shareholders (including, among others, individual retirement accounts (“IRAs”), 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a U.S. federally tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the U.S. federally tax-exempt Shareholder has engaged in a borrowing or other similar transaction to acquire its Shares. A tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust. The foregoing discussion does not address all of the U.S. federal income tax consequences that may be applicable to a tax-exempt Shareholder as a result of an investment in the Fund. For example, certain tax-exempt private universities should be aware that they are subject to up to an 8% excise tax (depending on the endowment size) on their “net investment income” that is not otherwise taxed as UBTI, including income from interest, dividends and capital gains. Tax-exempt investors should consult with their tax advisors regarding an investment in the Fund.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“Foreign Shareholder”), depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder. The Fund is a corporation for U.S. federal income tax purposes. Under current law, a Foreign Shareholder should not be considered to be engaged in the conduct of a business in the United States solely by reason of its investment in the Fund.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the Foreign Shareholder), which tax is generally withheld from such distributions. Dividend distributions that the Fund properly reports as attributable to certain U.S. source income derived by the Fund generally will, however, be exempt from such withholding tax. Furthermore, capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any

56

capital gains that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon any sale or exchange of Shares will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless (i) the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) such distributions are attributable to gain that is effectively connected with the conduct by the Foreign Shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. In order to qualify for any reduction or exemption from U.S. withholding tax, a Foreign Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Any capital gain that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless (i) in the case of a Foreign Shareholder that is a nonresident alien individual, the gain is U.S. source income and such Foreign Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) the special rules relating to gain attributable to the sale or exchange of U.S. real property interests apply to the Foreign Shareholder’s sale of Shares (as described below). In addition, a repurchase of Shares may be subject to U.S. federal income tax withholding to the extent such repurchase is treated as a taxable distribution, as described above.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the repurchase of Shares or otherwise upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption in the manner discussed above.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

FIRPTA

Under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”), provisions of the Code, a Foreign Shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such Foreign Shareholder were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If the Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Shares by a Foreign Shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Shares would be FIRPTA gain. The Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. real property holding companies and U.S. REITs. The Code provides a look-through rule for distributions of FIRPTA gain to a Foreign Shareholder by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general, more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) the Foreign Shareholder owns more than 5% of the Shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, the Fund’s distributions to the Foreign Shareholder to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and require that the Foreign Shareholder file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a Foreign Shareholder that is a corporation. Even if a Foreign Shareholder does not own more than 5% of the Shares, the Fund’s distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate. Foreign Shareholders also may be subject to “wash sale” rules intended to prevent the avoidance of the tax filing and tax payment obligations through the sale and repurchase of Shares.

57

Foreign Account Tax Compliance Act

The Fund is required under the Foreign Account Tax Compliance Act (“FATCA”) provisions of the Code to withhold U.S. tax (at a 30% rate) on payments of amounts treated as dividends for U.S. federal income tax purposes made to certain non-U.S. entities (including financial intermediaries) that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the Treasury of U.S.- owned foreign investment accounts unless various U.S. information reporting and diligence requirements (that are in addition to and significantly more onerous than, the requirement to deliver an applicable U.S. nonresident withholding tax certification form (e.g., IRS Form W-8BEN)) and certain other requirements have been satisfied. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Persons located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon bonds, step-ups and PIK securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments. The Fund would be required to recognize the income for income tax purposes and to distribute the income on these instruments as the income accrues, even though the Fund will not receive the income on a current basis in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders. The required recognition of OID or PIK interest for U.S. federal income tax purposes may require cash distributions to shareholders in order to maintain tax treatment as a RIC for U.S. federal income tax purposes.

Original Issue Discount

Any market discount recognized on a bond is taxable as ordinary income for U.S. federal income tax purposes.

Below Investment Grade Instruments

The Fund may invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to distribute sufficient income to preserve the Fund’s tax status as a RIC and minimize the extent to which the Fund is subject to U.S. federal income tax.

Fund Tax Liabilities

Shareholders may bear the cost of any taxes arising in connection with the operation of the Fund. This may include withholding taxes on payments made by an investment holding subsidiary of the Fund as well as corporate taxes paid by the Fund and/or an investment holding subsidiary of the Fund.

Other Taxation

The foregoing represents a summary of the general tax rules and considerations affecting Shareholders and the Fund’s operations, and neither purports to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, other state, local, and foreign taxes, estate and inheritance taxes, or intangible property taxes, that may be imposed by various jurisdictions. The Fund also may be subject to additional state, local, or foreign taxes that could reduce the amounts distributable to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund. In addition to the particular matters set forth in this section, tax-exempt entities should carefully review those sections of the Prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company (“State Street”). The custodian, among other things, maintains custody of the Fund’s assets and establishes and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Fund invests. The mailing address for State Street is: 1776 Heritage Drive, North Quincy, MA 02171.

Ultimus, whose principal business address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s transfer agent with respect to the Shares (“Transfer Agent”). The Transfer Agent is responsible for maintaining the Fund’s Shareholder records and carrying out Shareholder transactions. The Transfer Agent also serves as the dividend disbursing agent for the Fund.

58

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm of the Fund. PwC is responsible for performing annual audits of the financial statements of the Fund in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and providing federal tax return preparation services and other tax compliance services. The mailing address for PwC is 1420 Fifth Avenue, Suite 2800, Seattle, WA 98101.

DISTRIBUTOR

Russell Investments Financial Services, LLC (the “Distributor”), an affiliate of the Advisor, acts as distributor for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is 401 Union Street, 18th Floor, Seattle, Washington 98101.

LEGAL COUNSEL

Dechert LLP, located at 100 Oliver St, Boston, MA 02110, has been engaged to serve as the Fund’s legal counsel.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 6, 2026, the Fund had not yet commenced operations and, except as noted below, no persons owned of record or beneficially 5% or more of the outstanding Shares of the Fund as of that date. RIM, an affiliate of the Advisor, has provided the initial investment in the Fund. For so long as RIM has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

REPORTS TO SHAREHOLDERS

By January 31 of the following year, Shareholders will be provided a Form 1099, containing information regarding the amount and character of distributions received from the Fund during the preceding calendar year. The Fund will prepare and transmit to its Shareholders a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Advisor regarding the Fund’s operations during such period also will be made available to the Fund’s Shareholders.

FISCAL YEAR

For accounting purposes, the fiscal year of the Fund is the 12-month period ending on March 31 of each year. The 12-month period ending September 30 of each year will be the taxable year of the Fund unless otherwise determined by the Fund.

FINANCIAL STATEMENTS

59

FINANCIAL STATEMENTS

March 31, 2026

RUSSELL INVESTMENTS NEW ECONOMY INFRASTRUCTURE FUND

60

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Russell Investments New Economy Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Russell Investments New Economy Infrastructure Fund (the “Fund”) as of March 31, 2026 and the related statements of operations for the year then ended and for the period June 12, 2024 (organization date) through March 31, 2025, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026 and the results of its operations for the year then ended and for the period June 12, 2024 (organization date) through March 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Seattle, WA

May 6, 2026

We have served as the auditor of one or more investment companies in the Russell Investments family of funds since 1981.

PricewaterhouseCoopers LLP, 1420 Fifth Avenue, Suite 2800, Seattle, WA 98101

T: (206) 398 3000, www.pwc.com/us

61

Russell Investments New Economy Infrastructure Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2026

ASSETS
Cash	$100,000
Deferred Offering Costs	172,646
Due from Advisor	524,425

Total Assets	797,071

LIABILITIES
Accrued Offering Costs (See Note 2)	172,646
Accrued Organizational Expenses (See Note 2)	524,425

Total Liabilities	697,071

Commitments and Contingencies (See Note 3)
NET ASSETS	$100,000

At March 31, 2026, the components of net assets were as follows:
Paid-in capital	$100,000

Net Assets – Class I	$100,000

Class I Shares:
Shares of beneficial interest outstanding ($0.01 par value)	10,000

(Unlimited number of shares authorized)
Net asset value and maximum offering price per share	$10.00

See notes to financial statements.

62

RUSSELL INVESTMENTS NEW ECONOMY INFRASTRUCTURE FUND

STATEMENTS OF OPERATIONS

For the year/period ended March 31, 2026 and 2025

	For the year ended March 31, 2026	For the period ended March 31, 2025*
INVESTMENT INCOME	$—	—
EXPENSES
Organizational expenses	$190,198	334,227
Less: Reimbursement from Advisor	$(190,198)	(334,227)

Total Expenses	$—	—

NET INVESTMENT LOSS	$—	—

*	For the period June 12, 2024 (organization date) to March 31, 2025.

See notes to financial statements.

63

RUSSELL INVESTMENTS NEW ECONOMY INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2026

(1) ORGANIZATION

The Russell Investments New Economy Infrastructure Fund (the “Fund”) will be registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on June 12, 2024, and did not have any operations from that date until March 31, 2026, other than those relating to organizational matters and registration of its shares under applicable securities law.

Russell Investment Management, LLC (the ‘‘Advisor’’) serves as the Fund’s investment adviser.

The Fund will engage in a continuous offering of Class I shares of beneficial interest and will operate as an interval fund that will offer to make quarterly repurchases of no less than 5% of its outstanding shares at the then outstanding net asset value (“NAV”). The Fund’s initial offering price is $10.00 per share. The Advisor purchased the initial shares of Class I at $10.00 per share on January 15, 2025. The Fund intends to also offer Class F shares.

The Fund’s investment objective is to seek to provide long term capital growth and current income. The Fund’s strategy involves investing in a range of public and private infrastructure investments across various geographies and industry sectors, including renewable energy, digital communications, social infrastructure, utilities, transportation and energy sectors.

(2) SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The following is a summary of significant accounting policies used in preparing the financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Organizational and Offering Costs

Organizational costs are charged to expense as incurred. Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized into expense over a 12-month period using the straight-line method.

As of March 31, 2026, the Fund had incurred $524,425 in organizational costs and had $172,646 in deferred offering costs. All organizational and offering costs incurred by the Fund in connection with its offering are subject to the expense agreement described under Note 3. As of March 31, 2026, $172,646 is payable to the Advisor for offering costs paid in advance of the commencement of operations.

64

RUSSELL INVESTMENTS NEW ECONOMY INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS, continued

March 31, 2026

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Tax Information

It is the policy of the Fund to qualify as a regulated investment company, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Dividends and Distributions to Shareholders

The Fund will ordinarily declare and pay distributions from its net investment income, if any, on an annual basis. The Fund intends to declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect net short-term and net long-term capital gains, if any, realized by the Fund in the prior fiscal year. All or a portion of a distribution may consist of a return of capital.

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Share Valuation

The NAV per share of an applicable class of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The Fund’s shares will be offered at NAV.

(3) INVESTMENT ADVISOR AND RELATED PARTIES

Pursuant to an advisory agreement between the Advisor and the Fund, the Fund has agreed to pay the Advisor an annual fee, payable monthly, in an amount equal to 1.25% of the average daily value of the Fund’s net assets (the “Management Fee”).

65

RUSSELL INVESTMENTS NEW ECONOMY INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS, continued

March 31, 2026

Until July 31, 2026, the Advisor has contractually agreed to waive up to the full amount of its Management Fee and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 1.75% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include interest on borrowed funds, shareholder services fees, acquired fund fees and expenses, or infrequent and/or unusual expenses (including litigation expenses). Subject to the terms of the Expense Agreement, expenses borne by the Advisor are subject to recoupment by the Advisor up to three years from the date of such waiver or reimbursement. The Fund will carry forward any waivers and/or reimbursements of fees and expenses in excess of the expense limit and repay the Advisor such amount provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment. If the Advisor determines that there is a duplication of any fees or expenses as a result of the Fund’s investment in the Russell Investments Exchange Traded Funds Global Infrastructure Active ETF under Rule 12d1-4 and that the amount of such duplication exceeds the amount of fees waived and expenses reimbursed by the Advisor under the Expense Agreement (the “differential”), the Advisor will increase the amount of its fee waiver and/or expense reimbursement in an amount equal to the differential. The Advisor has reimbursed $524,425 of expenses to the Fund which may be subject to recoupment based on the terms described above.

As of March 31, 2026, no management fees had been incurred by or paid to the Advisor by the Fund.

Distributor – Russell Investments Financial Services, LLC, an affiliate of the Advisor, serves as distributor of the Fund’s shares on a reasonable best-efforts basis, subject to various conditions. The distributor may enter into agreements with financial intermediaries for the sale and servicing of the Fund’s shares. Shares are available for purchase only through financial intermediaries that have an agreement with the Fund, the Advisor, or the distributor or one of the Advisor’s other affiliates, except that principals and employees of the Advisor or its affiliates or a member of the Fund’s board of trustees may purchase shares of the Fund directly with the distributor.

The Fund has adopted a Shareholder Servicing Plan under which Class I Shares pay to certain Financial Intermediaries a shareholder servicing fee for activities or expenses primarily intended to assist, support or service their clients who beneficially own or are record holders of Class I Shares at an annual rate up to 0.25%. Class F Shares are not subject to any shareholder servicing fees.

(4) REPURCHASE OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV, less any applicable repurchase fee, no less than 5% and no more than 25% of the outstanding Shares of the Fund. Shareholders will receive written notice at least 21 days and no more than 42 days in advance of the deadline to submit a repurchase request (the “Repurchase Request Deadline”). The NAV per share of repurchased Shares will be calculated as of the close of regular trading on the NYSE on a day to be determined but no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

66

RUSSELL INVESTMENTS NEW ECONOMY INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS, continued

March 31, 2026

(5) OTHER AGREEMENTS

Administrator, Transfer Agent, and Accounting Agent

Ultimus Fund Solutions, LLC (“Administrator”) provides administration, fund accounting and transfer agency services to the Fund pursuant to a Master Services Agreement between the Administrator and the Fund. For its services as administrator and transfer agent and its accounting services, the Fund pays the Administrator a fee based on the average managed assets (i.e., the average net assets of the Fund plus any amount of leverage being used by the Fund) for the prior month, subject to certain minimums.

Legal Counsel

Dechert LLP acts as legal counsel to the Fund.

Custodian

State Street Bank and Trust Company (the “Custodian”) serves as the custodian of the Fund’s assets. The Custodian, among other things, maintains custody of the Fund’s assets and establishes and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Fund may invest.

(6) SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements and has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

67

RUSSELL INVESTMENTS NEW ECONOMY INFRASTRUCTURE FUND

FINANCIAL STATEMENTS

September 30, 2026 (Unaudited)

68

RUSSELL INVESTMENTS NEW ECONOMY INFRASTRUCTURE FUND

69

RUSSELL INVESTMENTS NEW ECONOMY INFRASTRUCTURE FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2026 (Unaudited)

ASSETS
Cash	$100,000
Deferred Offering Costs	175,292
Due from Advisor	565,157
Total Assets	840,449
LIABILITIES
Accrued Offering Costs (See Note 2)	175,292
Accrued Organizational Expenses (See Note 2)	565,157
Total Liabilities	740,449
Commitments and Contingencies (See Note 3)
NET ASSETS	$100,000
At September 30, 2026, the components of net assets were as follows:
Paid-in capital	$100,000
Net Assets – Class I	$100,000
Class I Shares:
Shares of beneficial interest outstanding ($0.01 par value)	10,000
(Unlimited number of shares authorized)
Net asset value and maximum offering price per share	$10.00

See notes to financial statements.

70

RUSSELL INVESTMENTS NEW ECONOMY INFRASTRUCTURE FUND

STATEMENTS OF OPERATIONS

For the year/period ended September 30, 2026 (Unaudited), March 31, 2026 and 2025

	For the period ended September 30, 2026	For the year ended March 31, 2026	For the period ended March 31, 2025*
INVESTMENT INCOME	$—	—	—
EXPENSES
Organizational expenses	$40,732	190,198	334,227
Less: Reimbursement from Advisor	$(40,732)	(190,198)	(334,227)
Total Expenses	$—	—	—
NET INVESTMENT LOSS	$—	—	—

*	For the period June 12, 2024 (organization date) to March 31, 2025.

See notes to financial statements.

71

RUSSELL INVESTMENTS NEW ECONOMY INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2026 (Unaudited)

(1) ORGANIZATION

The Russell Investments New Economy Infrastructure Fund (the “Fund”) will be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on June 12, 2024, and did not have any operations from that date until September 30, 2026, other than those relating to organizational matters and registration of its shares under applicable securities law.

Russell Investments Infrastructure Adviser, LLC (the “Advisor”) serves as the Fund’s investment adviser.

The Fund will engage in a continuous offering of Class I shares of beneficial interest and will operate as an interval fund that will offer to make quarterly repurchases of no less than 5% of its outstanding shares at the then outstanding net asset value (“NAV”). The Fund’s initial offering price is $10.00 per share. The Advisor purchased the initial shares of Class I at $10.00 per share on January 15, 2025. The Fund intends to also offer Class F shares.

The Fund’s investment objective is to seek to provide long term capital growth and current income. The Fund’s strategy involves investing in a range of public and private infrastructure investments across various geographies and industry sectors, including renewable energy, digital communications, social infrastructure, utilities, transportation and energy sectors.

(2) SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The following is a summary of significant accounting policies used in preparing the financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Organizational and Offering Costs

Organizational costs are charged to expense as incurred. Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized into expense over a 12-month period using the straight-line method.

As of September 30, 2026, the Fund had incurred $565,157 in organizational costs and had $175,292 in deferred offering costs. All organizational and offering costs incurred by the Fund in connection with its offering are subject to the expense agreement described under Note 3. As of September 30, 2026, $175,292 is payable to the Advisor for offering costs paid in advance of the commencement of operations.

72

RUSSELL INVESTMENTS NEW ECONOMY INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS, continued

September 30, 2026 (Unaudited)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Tax Information

It is the policy of the Fund to qualify as a regulated investment company, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Dividends and Distributions to Shareholders

The Fund will ordinarily declare and pay distributions from its net investment income, if any, on an annual basis. The Fund intends to declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect net short-term and net long-term capital gains, if any, realized by the Fund in the prior fiscal year. All or a portion of a distribution may consist of a return of capital.

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Share Valuation

The NAV per share of an applicable class of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The Fund’s shares will be offered at NAV.

(3) INVESTMENT ADVISOR AND RELATED PARTIES

Pursuant to an advisory agreement between the Advisor and the Fund, the Fund has agreed to pay the Advisor an annual fee, payable monthly, in an amount equal to 1.25% of the average daily value of the Fund’s net assets (the “Management Fee”).

73

RUSSELL INVESTMENTS NEW ECONOMY INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS, continued

September 30, 2026 (Unaudited)

Until July 31, 2027, the Advisor has contractually agreed to waive up to the full amount of its Management Fee and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 1.75% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include interest on borrowed funds, shareholder services fees, acquired fund fees and expenses, or infrequent and/or unusual expenses (including litigation expenses). Subject to the terms of the Expense Agreement, expenses borne by the Advisor are subject to recoupment by the Advisor up to three years from the date of such waiver or reimbursement. The Fund will carry forward any waivers and/or reimbursements of fees and expenses in excess of the expense limit and repay the Advisor such amount provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment. If the Advisor determines that there is a duplication of any fees or expenses as a result of the Fund’s investment in the Russell Investments Global Infrastructure ETF under Rule 12d1-4 and that the amount of such duplication exceeds the amount of fees waived and expenses reimbursed by the Advisor under the Expense Agreement (the “differential”), the Advisor will increase the amount of its fee waiver and/or expense reimbursement in an amount equal to the differential. The Advisor has reimbursed $565,157 of expenses to the Fund which may be subject to recoupment based on the terms described above.

As of September 30, 2026, no management fees had been incurred by or paid to the Advisor by the Fund.

Distributor - Russell Investments Financial Services, LLC, an affiliate of the Advisor, serves as distributor of the Fund’s shares on a reasonable best-efforts basis, subject to various conditions. The distributor may enter into agreements with financial intermediaries for the sale and servicing of the Fund’s shares. Shares are available for purchase only through financial intermediaries that have an agreement with the Fund, the Advisor, or the distributor or one of the Advisor’s other affiliates, except that principals and employees of the Advisor or its affiliates or a member of the Fund’s board of trustees may purchase shares of the Fund directly with the distributor.

The Fund has adopted a Shareholder Servicing Plan under which Class I Shares pay to certain Financial Intermediaries a shareholder servicing fee for activities or expenses primarily intended to assist, support or service their clients who beneficially own or are record holders of Class I Shares at an annual rate up to 0.25%. Class F Shares are not subject to any shareholder servicing fees.

(4) REPURCHASE OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV, less any applicable repurchase fee, no less than 5% and no more than 25% of the outstanding Shares of the Fund. Shareholders will receive written notice at least 21 days and no more than 42 days in advance of the deadline to submit a repurchase request (the “Repurchase Request Deadline”). The NAV per share of repurchased Shares will be calculated as of the close of regular trading on the NYSE on a day to be determined but no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

74

RUSSELL INVESTMENTS NEW ECONOMY INFRASTRUCTURE FUND

NOTES TO FINANCIAL STATEMENTS, continued

September 30, 2026 (Unaudited)

(5) OTHER AGREEMENTS

Administrator, Transfer Agent, and Accounting Agent

Ultimus Fund Solutions, LLC (“Administrator”) provides administration, fund accounting and transfer agency services to the Fund pursuant to a Master Services Agreement between the Administrator and the Fund. For its services as administrator and transfer agent and its accounting services, the Fund pays the Administrator a fee based on the average managed assets (i.e., the average net assets of the Fund plus any amount of leverage being used by the Fund) for the prior month, subject to certain minimums.

Legal Counsel

Dechert LLP acts as legal counsel to the Fund.

Custodian

State Street Bank and Trust Company (the “Custodian”) serves as the custodian of the Fund’s assets. The Custodian, among other things, maintains custody of the Fund’s assets and establishes and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Fund may invest.

(6) SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statements and has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

75

APPENDIX A

76

Proxy Voting Directive

Issued by: Executive Team

Place, Date of Introduction: Baar-Zug, 29 October 2007

Last update: 24 November 2023

Last review: 12 December 2025 (annual review)

Area of validity: Partners Group worldwide, excluding:

•	Empira AG and its subsidiaries

•	PG Professional Services S.à r.l.

77

78

1. Introduction

Where Partners Group’s client accounts contain listed equity securities in dedicated programs/allocation buckets (“Liquid Private Markets investments”) and Partners Group has discretion to vote on a proxy stemming from such securities (a “Proxy Request”), Partners Group will make a decision on such Proxy Requests to protect and promote the economic value of the securities held in such client accounts. The following proxy voting principles (the “Principles”) are intended to outline Partners Group’s general approach to proxy voting considerations that frequently arise for its Liquid Private Markets investments. These Principles are not intended to provide a strict guide to how Partners Group will vote in every instance, but rather how Partners Group typically approaches core aspects of corporate governance in Liquid Private Markets investments. These Principles are applied with discretion, taking into account the range of considerations, local corporate governance practices, and applicable regulations specific to a particular company and the individual ballot item.

2. Corporate governance principles

Partners Group aims to act on Proxy Requests based on the following corporate governance principles:

2.1. Board of Directors

•

Separation of Chairman and CEO roles: Boards can best exercise judgment independently of management if the roles of Chairman and CEO are separated. Notice periods should generally be less than one year so shareholders can assess performance regularly.

•

Director independence and effectiveness: Boards must be able to act objectively and exert authority over management. This is best achieved by a combination of independence and ability to actively contribute to defining and driving strategy due to industry or company based knowledge.

•

Committees: Board committees, such as audit, remuneration and nomination committees are important for the effective governance of companies. Boards are expected to establish a separate risk committee, comprised of a majority of independent board members, with responsibility for risk management at the company.

•

Elections: Requiring a majority vote for directors to be elected, even in uncontested elections, makes directors more accountable to shareholders. Partners Group is not supportive of plurality voting systems where even a single vote can result in a director being appointed, even where all other shareholders withhold support. Partners Group expects board members to attend 75% of the aggregate of their board and committee meetings for the respective period, unless an acceptable reason for absences is disclosed.

79

2.3. Compensation:

2.3.1. Board remuneration

Partners Group supports board remuneration plans that combine equity and cash, with the equity-based compensation coming in the form of restricted shares, which are vested over a number of years, to ensure alignment between the board and long-term shareholders’ interests.

2.3.2. Executive remuneration

•

Alignment: Executive compensation should be structured to align the interests of executives with the long-term objectives of the company and interests of shareholders. Partners Group is supportive of executive remuneration schemes with meaningful long-term shareholdings that vest gradually. Shareholders should have the opportunity to vote on remuneration policies typically every three years. Share incentive schemes should not lead to substantial dilution. Prior shareholder approval should be sought for material amendments to remuneration arrangements.

•

Targets: Performance targets should generally be disclosed in a remuneration report and reflect underlying business fundamentals that drive long-term total shareholder return. Non-performance or under-performance should not be rewarded.

•	Level: Compensation should be sufficient to attract, retain and motivate management of the quality required to run the company successfully. Management should be rewarded for the value they create.

2.4. Accounts, audit & internal control

•

Affirming business solvency: Boards should establish formal and transparent arrangements for ensuring that financial and other reporting provide shareholders with a ‘true and fair view’ of the company’s capital position and performance.

•	Internal controls: The board’s statement of internal controls should provide shareholders with a clear understanding of the company’s internal control and risk management processes.

•	Auditor independence: Robustly independent and effective external auditors are a necessary condition of good corporate governance

2.5. Capital structure and shareholder rights

•

Issue of new shares: The issue of new shares should not lead to excessive dilution of existing share capital. Companies may allot new share capital, but new share capital allocation should generally not exceed one third of issued ordinary share capital, or two thirds of issued ordinary share capital for a rights issue. Any resolution recommending a larger issue of share capital should provide a clear and legitimate business justification for doing so.

•

Share repurchase: Companies should only repurchase shares in the market when it is commercially advantageous to do so and with shareholder approval. Companies should not buy back excessive amounts of their issued ordinary share capital.

80

•	Treasury shares: Companies can repurchase shares from shareholders and hold them ‘in treasury’. These shares should not subsequently be reissued in a way that is detrimental to existing shareholders.

•

Mergers, acquisitions and corporate restructuring: Mergers, acquisitions and other forms of corporate restructuring can create value for companies, if properly evaluated, planned and executed. However, poor corporate restructuring can destroy shareholder value. Partners Group will therefore consider votes related to corporate restructuring on a case by case basis.

•

Shareholder protections: It is important that companies maintain mechanisms that enable shareholders to influence management. Such mechanisms vary between jurisdictions but often include: the right to call special meetings, to approve major capital restructurings, to propose shareholder resolutions, and to appoint and remove directors.

2.6. Environmental, social and sustainability matters

•

Assessing and addressing environmental and social risks: Boards should disclose in their annual reports their policies and procedures for identifying and managing material risks arising for environmental and social factors.

•

Sustainability Reports: Effective sustainability reports provide clarity about a company’s understanding of the risks and opportunities arising from its relationships with stakeholders; its governance policies for addressing these issues, including environment and labor relations; and performance data that informs shareholders of how the company measures itself against its objectives. Partners Group therefore supports Boards that issue effective sustainability reports that informs shareholders of how the company measures itself against its objectives.

Where ERISA rules are applicable, Partners Group will consider ESG & sustainability related factors to the extent consistent with ERISA.

•

Political contributions and lobbying: It can be beneficial for investors if companies engage legitimately in public policy debates. However political donations and lobbying must serve the interests of the company and its shareholders, be transparent, conducted within the confines of the law, and not at the expense of public welfare.

3. Voting Procedures

3.1. Liquid Private Markets Proxy Requests

Proxy Requests related to Liquid Private Markets investments may be administered by third party service providers. These service providers will follow the principles listed above in all instances. Should a voting recommendation by a service provider be against the recommendation by the respective company’s management, Partners Group’s Liquid Private Markets team will review and decide on the ultimate vote.

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3.3. Private markets Proxy Requests

In certain circumstances, Partners Group receives Proxy Requests for publicly traded securities within a private markets portfolio. When such Proxy Requests arise, the recipient, typically the respective investment team or Partners Group Guernsey serving as administrator, will forward it to be reviewed and evaluated by Investment Legal and Tax together with the relevant investment team and/or the relevant Investment Committee. The details of the review process can be found on the Partners Group Wiki page under Group Processes – Corporate actions of investments (ID 92). This group process seeks to ensure that all Proxy Requests, included in the broader term ‘corporate actions’, are reviewed and processed in a timely manner.

4. Documentation

4.1. Liquid Private Markets Proxy Requests

A third party service provider who administers Proxy Requests for Liquid Private Markets investments will maintain a record of each such Proxy Request along with documentation of how the Proxy Request was voted upon.

4.2. Private Markets Proxy Requests

A written record of each Proxy Request received by Partners Group will be maintained along supporting documents in accordance with the group process referenced above.

5. Conflicts of interest

Where a conflict of interest is identified in relation to a Proxy Request the relevant investment team or Investment Committee shall handle such conflict in accordance with the Conflicts of Interest Directive. Partners Group will principally not cast a vote for proxies in relation to Partners Group Holding AG (PGHN) or any stock market listed entities managed or advised by Partners Group Holding AG or any of its subsidiaries.

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PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements

Part A: Not applicable.

Part B:

(1)	Russell Investments New Economy Infrastructure Fund Audited Financial Statements dated March 31, 2026

(2)	Russell Investments New Economy Infrastructure Fund Financial Statements (unaudited) dated September 30, 2026

(2)	Exhibits

(a)(1)	Certificate of Trust dated June 12, 2024 (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed on June 21, 2024)

(a)(2)	Second Amended and Restated Declaration of Trust dated March 25, 2025 (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed April 9, 2025)

(b)	Bylaws dated March 25, 2025 (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed April 9, 2025)

(c)	Not Applicable

(d)	Not Applicable

(e)	Dividend Reinvestment Plan (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed April 9, 2025)

(f)	Not Applicable

(g)(1)	Form of Amended and Restated Advisory Agreement with Russell Investments Infrastructure Adviser, LLC (filed herewith)

(g)(2)	Form of Discretionary Sub-Advisory Contract between Partners Group (USA) Inc. and Russell Investments Infrastructure Adviser, LLC (filed herewith)

(h)	Distribution Agreement with Russell Investments Financial Services, LLC (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed April 9, 2025)

(i)	Not Applicable

(j)	Custody Agreement with State Street Bank and Trust Company (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed April 9, 2025)

(k)(1)	Master Services Agreement with Ultimus Fund Solutions, LLC (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed April 9, 2025)

(k)(1)(a)	Amendment to Master Service Agreement with Ultimus Fund Solutions, LLC (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed June 17, 2025)

(k)(2)	Form of Expense Agreement with Russell Investments Infrastructure Adviser, LLC (filed herewith)

(k)(3)	Shareholder Services Plan (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed April 9, 2025)

(k)(4)	Multiple Class Plan Pursuant to Rule 18f-3 (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed April 9, 2025)

(k)(5)	Joint Fidelity Bond Agreement (filed herewith)

(l)	Opinion and Consent of Counsel (to be filed by amendment)

(m)	Not Applicable

(n)	Consent of Independent Registered Public Accounting Firm (filed herewith)

(o)	Not Applicable

(p)	Subscription Agreement with Russell Investment Management, LLC (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed April 9, 2025)

(q)	Not Applicable

(r)(1)	Code of Ethics of Russell Investments Infrastructure Adviser, LLC and Russell Investments Financial Services, LLC (filed herewith)

(r)(2)	Code of Ethics of Registrant’s Independent Trustees (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed April 9, 2025)

(r)(3)	Partners Group (USA) Inc. Code of Ethics (filed herewith)

(s)	Not Applicable

Item 26.	Marketing Arrangements

Not Applicable

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the issuance and distribution of the securities being offered in this registration statement as of November 6, 2026:

Blue Sky Fees	$42,000
Printing	$4,700
Registration Fees	$12,001
Legal Fees	$137,029
Total	$195,730

Item 28.	Persons Controlled by or Under Common Control with Registrant

No other person is directly or indirectly controlled by or under common control with the Registrant, except that the Registrant may be deemed to be controlled by Russell Investment Management, LLC (“RIM” or the “Adviser”), the sole shareholder of the Registrant and an affiliate of Russell Investments Infrastructure Adviser, LLC (“RIIA”), the investment adviser to the Registrant. RIM was formed under the laws of the State of Washington and is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd. Additional information regarding RIM is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-17141).

Item 29.	Number of Holders of Securities

Set forth below is the number holders of securities of the Registrant as of November 6, 2026:

Title of Class	Number of Record Holders
Shares of Beneficial Ownership Class F	0
Shares of Beneficial Ownership Class I	1

Item 30.	Indemnification

Reference is made to Article 5.2 of the Fund’s Second Amended and Restated Declaration of Trust filed as Exhibit (a)(2) to this Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Adviser, officers and controlling persons of the Fund pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by the Adviser, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by the Adviser, officer or controlling person, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

The Fund hereby undertakes that it will apply the indemnification provisions of the Amended and Restated Declaration of Trust in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect. The Fund, in conjunction with the Adviser and the Fund’s Board of Trustees, maintains insurance on behalf of any person who is or was an Independent Trustee, officer, employee, or agent of the Fund, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will the Fund pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Fund itself is not permitted to indemnify.

Item 31.	Business and Other Connections of Investment Advisor

See Registrant’s prospectus section “Management of the Fund” and the Statement of Additional Information section “Management of the Fund”.

Information as to the directors and officers of RIIA, the Registrant’s investment adviser, is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto (SEC File No. 801-132719).

For information as to the business, profession, vocation or employment of a substantial nature of each sub-advisor and the officers and directors of each sub-advisor, reference is made to the current Form ADVs of each sub-advisor filed under the Investment Advisers Act of 1940, incorporated herein by reference and the file numbers of which are as follows:

•	Partners Group (USA) Inc.
File No. 801-68463

Item 32.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained in the following locations:

The Trust	RIIA
Russell Investments New Economy Infrastructure Fund 401 Union Street	Russell Investments Infrastructure Adviser, LLC
18th Floor	401 Union Street
Seattle, Washington 98101	18th Floor
Seattle, Washington 98101

Fund Administrator	Custodian
Ultimus Fund Solutions, LLC	State Street Bank and Trust Company
225 Pictoria Drive	1776 Heritage Drive
Suite 450	North Quincy, MA 02171
Cincinnati, Ohio 45246

Sub-Advisor
Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor
New York, NY 10036

Item 33.	Management Services

None except as described in Parts A and B.

Item 34.	Undertakings

(1)	Not Applicable.

(2)	Not Applicable.

(3)	The Registrant hereby undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that, for the purpose of determining liability under the Securities Act to any purchaser:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	The Registrant undertakes that:

(a) Not applicable; and

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)	Not applicable.

(6)

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(7)

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Russell Investments New Economy Infrastructure Fund, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, and State of Washington, on this 6th day of November, 2026.

RUSSELL INVESTMENTS NEW ECONOMY INFRASTRUCTURE FUND
Registrant

By:	/s/ Vernon Barback
Vernon Barback, Trustee, President and Chief
Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on November 6, 2026.

Signatures	Signatures

/s/ Vernon Barback	/s/ Ross Erickson
Vernon Barback, Trustee, President and	Ross Erickson, Treasurer, Chief Financial
Chief Executive Officer	Officer (Principal Financial Officer) and Chief
(Principal Executive Officer)	Accounting Officer (Principal Accounting Officer)

/s/ Michelle L. Cahoon	/s/ Michael Day
Michelle L. Cahoon, Trustee	Michael Day, Trustee

/s/ Julie Dien Ledoux	/s/ Jeremy May
Julie Dien Ledoux, Trustee	Jeremy May, Trustee

/s /Ellen M. Needham	/s/ Jeannie Shanahan
Ellen M. Needham, Trustee	Jeannie Shanahan, Trustee

/s/ Raymond P. Tennison, Jr.	/s/ Jack R. Thompson
Raymond P. Tennison, Jr., Trustee	Jack R. Thompson, Trustee

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustees and Officers of Russell Investments New Economy Infrastructure Fund (the “Trust”) do hereby severally constitute and appoint Mary Beth Albaneze, Jessica Gates and Andrea Hood, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Trust’s Registration Statement on Form N-2 (File Nos. 333-280376 and 811-23975), Post-Effective Amendments and any and all amendments or supplements thereto and any other of the Trust’s filings with the Securities Exchange Commission, including proxy statements, with full power and authority to execute said Registration Statement, Post-Effective Amendment or filing for and on behalf of the undersigned, in our names and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby give to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof. This Power of Attorney shall be revocable with respect to an undersigned at any time by a writing signed by such undersigned and shall terminate automatically with respect to an undersigned if such undersigned ceases to be a Trustee or Officer of the Trust.

WITNESS the due execution hereof on the date and in the capacity set forth below.

SIGNATURE	TITLE	DATE

/s/Ross Erickson Ross Erickson	Treasurer, Chief Financial Officer and Chief Accounting Officer	October 29, 2026

/s/Vernon Barback Vernon Barback	Trustee, President and Chief Executive Officer	October 29, 2026

/s/Michelle Cahoon Michelle L. Cahoon	Trustee	October 29, 2026

/s/Michael Day Michael Day	Trustee	October 29, 2026

/s/Julie Dien Ledoux Julie Dien Ledoux	Trustee	October 29, 2026

/s/Jeremy May Jeremy May	Trustee	October 29, 2026

/s/Ellen M. Needham Ellen M. Needham	Trustee	October 29, 2026

/s/Jeannie Shanahan Jeannie Shanahan	Trustee	October 29, 2026

/s/Raymond P. Tennison, Jr. Raymond P. Tennison, Jr.	Trustee	October 29, 2026

/s/Jack R. Thompson Jack R. Thompson	Trustee	October 29, 2026

EXHIBIT INDEX

(g)(1)	Form of Amended and Restated Advisory Agreement with Russell Investments Infrastructure Adviser, LLC

(g)(2)	Form of Discretionary Sub-Advisory Contract between Partners Group (USA) Inc. and Russell Investments Infrastructure Adviser, LLC

(k)(2)	Form of Expense Agreement with Russell Investments Infrastructure Adviser, LLC

(k)(5)	Joint Fidelity Bond Agreement

(n)	Consent of Independent Registered Public Accounting Firm

(r)(1)	Code of Ethics of Russell Investments Infrastructure Adviser, LLC and Russell Investments Financial Services, LLC

(r)(3)	Partners Group (USA) Inc. Code of Ethics